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                                   UAM FUNDS
                               SIRACH PORTFOLIOS

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OFFICERS AND DIRECTORS

Norton H. Reamer                         William A. Humenuk
Director, President                      Director
and Chairman
                                         Peter M. Whitman, Jr.
Mary Rudie Barneby                       Director
Director and
Executive Vice President                 William H. Park
                                         Vice President and
John T. Bennett, Jr.                     Assistant Treasurer
Director
                                         Karl O. Hartmann
J. Edward Day                            Secretary
Director
                                         Robert R. Flaherty
Philip D. English                        Treasurer
Director
                                         Harvey M. Rosen
                                         Assistant Secretary

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INVESTMENT ADVISER
 Sirach Capital Management, Inc.
 3323 One Union Square
 Seattle, Washington 98101

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ADMINISTRATOR
 The Chase Manhattan Bank, N.A.
 73 Tremont Street, Boston, MA 02108-3913

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CUSTODIAN
 Morgan Guaranty Trust Company of New York
 60 Wall Street, New York, NY 10260

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LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young
 2600 One Commerce Square Philadelphia, PA 19103

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INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

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DISTRIBUTOR
 UAM Fund Distributors, Inc.
 One International Place, 44th Floor Boston, MA 02110

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This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

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                                   UAM FUNDS

                                    SIRACH
                                  PORTFOLIOS

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1995

UAM FUNDS                                                      SIRACH PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Statement of Net Assets
  Sirach Special Equity Portfolio...........................................  10
  Sirach Growth Portfolio...................................................  15
  Sirach Strategic Balanced Portfolio.......................................  21
  Sirach Fixed Income Portfolio.............................................  28
  Sirach Short-Term Reserves Portfolio......................................  31
Statements of Operations....................................................  33
Statement of Changes in Net Assets
  Sirach Special Equity Portfolio...........................................  34
  Sirach Growth Portfolio...................................................  35
  Sirach Strategic Balanced Portfolio.......................................  36
  Sirach Fixed Income Portfolio.............................................  37
  Sirach Short-Term Reserves Portfolio......................................  38
Financial Highlights
  Sirach Special Equity Portfolio...........................................  39
  Sirach Growth Portfolio...................................................  40
  Sirach Strategic Balanced Portfolio.......................................  41
  Sirach Fixed Income Portfolio.............................................  42
  Sirach Short-Term Reserves Portfolio......................................  43
Notes to Financial Statements...............................................  44
Report of Independent Accountants...........................................  48

--------------------------------------------------------------------------------

Dear Shareholders:

The fiscal year ended October 31, 1995 was a welcome respite from the difficult environment experienced during fiscal 1994. In an environment in which the economy slowed, inflation remained subdued, and profit growth was strong, both the equity and fixed income markets performed well. The Federal Reserve (the "Fed") loosened monetary policy helping interest rates to fall, while corporate America's long preoccupation with cost-cutting has helped fuel earnings growth.

Looking forward, as economic growth remains slow, pressure on corporate profitably increases. As this occurs, fewer companies will be able to deliver on their earnings prospects. We believe this may make growth stocks even more attractive. In an environment of decelerating earnings growth and low interest rates, the market should reward those companies that consistently deliver superior earnings gains.

                        SIRACH SPECIAL EQUITY PORTFOLIO

Following a weak 1994, market indices advanced strongly in fiscal 1995. The past twelve months once again saw large cap stocks lead the market with the S&P 500 Index gaining 26.41% and the Dow Jones Industrial Average advancing 24.97%. Both the S&P Midcap 400 Index and the Russell 2000 Small Cap Index lagged the S&P 500 Index returning 21.21% and 18.35% respectively. The Sirach Special Equity Portfolio ended the year with a healthy 25.31% net return and assets of $498.0 million. Beginning with this report, we are now comparing the Sirach Special Equity Portfolio's performance to the S&P Midcap 400 Index rather than the NASDAQ Composite Index. The S&P Midcap 400 Index is a better benchmark for the type of securities we hold in the Sirach Special Equity Portfolio.

The Portfolio's strong performance can be attributed primarily to Technology, which has been our largest sector throughout the year and Consumer Cyclical (which includes Lodging & Restaurants, Retail and Textiles & Apparel), which has overtaken Healthcare as our second largest sector.

Technology has evolved to the point where it is increasingly influencing our lives in every way, broadening in applications and improving the quality of our lives. Demand for new technologies has accelerated causing shortages of products in many areas. Supply is struggling to catch up with demand and as it does over time certain sectors of technology will become increasingly volatile. Our current focus is to find the true secular growth companies as opposed to cyclical growth, which will become increasingly important as the economy weakens.

The Healthcare sector has been volatile this year. We reduced our exposure by nearly 50% midway through the year and have added back gradually since then. Margins at many healthcare companies have peaked and as Congress focuses on curtailing the growth of Medicare expenses and as HMO's focus on controlling provider costs, companies with expanding margins and positive earnings surprise potential will be even tougher to find. We believe that those characteristics will be found in medical device and drug companies with rich new product pipelines and niche service companies in consolidating sectors of healthcare, and are positioning the Portfolio accordingly.

The Finance sector (which includes Banks, Financial Services, Insurance and Real Estate Investment Trusts) has performed well this year, second only to Technology in terms of absolute performance as interest rates have declined, merger and acquisition activity in the banking industry has accelerated and niche specialty finance companies have captured market share. Though it has grown to become our third largest sector we still remain underweighted relative to the indices impairing relative performance. We will add to this sector only as we find companies with earnings growth exceeding expectations.

Since May, when the first signs of a slowing economy appeared, true secular growth stocks have outperformed their more cyclical counterparts. The investment environment for continued outperformance remains strong. As the economy slows, earnings expectations in general are revised downward and a premium is paid for those companies which can grow revenues and earnings regardless of the economic cycle. Sirach will continue to focus on the highest quality growth stocks which exhibit strong consistent earnings growth, earnings acceleration and positive earnings surprise.

                            SIRACH GROWTH PORTFOLIO

The Sirach Growth Portfolio ended fiscal 1995, with net assets of $114.8 million. While Technology and Finance were drags on the Portfolio early in the fiscal year, they proved to be very strong performers for the full year. An environment of lower interest rates and strong demand for loans and financial services has propelled earnings higher for the Financial sector. Mergers have been another driver to the strong performance from this group. The Technology sector has also experienced very strong demand. The uses and benefits of technology continue to expand as companies strive to improve efficiencies and gain control over expenses. The same benefits are seen by consumers as they are able to utilize technological advances to improve their quality of life. Finance (which includes Banks, Financial Services and Insurance) and Technology (which includes Electronics, Office Equipment, Technology and Telecommunications) are the largest and third largest portfolio weightings, respectively.

The second largest weighting at year end was the Consumer Cyclical sector (which includes Lodging & Restaurants, Retail and Textiles & Apparel). This sector weighting was increased throughout the year with emphasis in the media/leisure and specialty retailing industries. Many retailing stocks did poorly this year. We were able to identify companies that serve special niches and offer unique products and this delivered very solid earnings gains. Recently we have built positions in the Consumer Staples sector. These companies are in industries such as foods and beverages which offer predictable, steady growth of earnings at a time when such characteristics are becoming harder to deliver.

While still having exposure to some economically sensitive issues, our holdings in such industries as chemicals and metals have been reduced in favor of companies with more consistent earnings growth. Utilities and Energy companies remain the most underweighted sectors relative to the S&P 500 Index. As noted in our Semi-Annual Report, it is often difficult to find companies in these sectors that meet our requirements for consistent earnings growth, accelerating earnings, and potential positive earnings growth, accelerating earnings, and potential positive earnings surprise.

Our disciplines lead us to companies that should consistently deliver expected earnings in a slow growth economy. We believe the market should increasingly reward such companies.

                      SIRACH STRATEGIC BALANCED PORTFOLIO

The Sirach Strategic Balanced Portfolio had net assets of $95.8 million on October 31, 1995. Asset allocation was 43% common stocks, 49% fixed income and the remainder in cash equivalents.

The common stock characteristics for the Sirach Strategic Balanced Portfolio are identical to the Sirach Growth Portfolio, while the bond characteristics match the Sirach Fixed Income Portfolio.

                         SIRACH FIXED INCOME PORTFOLIO

The Sirach Fixed Income Portfolio had net assets of $15.4 million on October 31, 1995. The Fed's six interest rate hikes, which contributed to the difficult market environment in 1994, set the stage for this year's strong performance. Long-term interest rates fell 164 basis points to close the fiscal year yielding 6.33%.

The Fed appears to have successfully engineered a "soft landing" and after-cutting short-term rates in July, the risk of a recession has diminished. Meanwhile, inflation remains subdued. The surge in commodity prices earlier in the year has since flattened out and consumer prices and wage inflation remain benign. Globally, the theme is much the same.

During the past year, the Portfolio maintained a neutral weighting in corporates due to historically tight spreads. Unfortunately, spreads remained firm and the opportunity for additional income was not captured. Sector overweightings in the mortgage and asset-backed sectors helped supplement income. First quarter performance benefited from portfolio duration at 110% of the market. In the second quarter, the balance of the Home Holdings, Inc. 7.00% 12/15/98 was sold because the quality had fallen below investment grade. This sale cost the Portfolio approximately 30 basis points in performance. In the first week of May, heavy cash flows into the Portfolio were not invested fast enough to capture the five point rally in the bond market. As a result, performance lagged in both the fiscal second and third quarters. The Portfolio recorded a respectable fiscal fourth quarter versus the general market.

The Portfolio owns 6.5% and 7% GNMA Mortgage-Backed Securities for additional yield and quality. While these securities can be more volatile due to prepayment uncertainties, they have produced superior returns to higher quality corporates and agencies.

We expect that economic growth will average around 2.5% for the next several quarters and that inflation will remain subdued. The budget and debt ceiling debate in Washington, while creating some short term volatility, should have a positive long-term impact on debt reduction and the debt markets. With high inflation-adjusted short-term yields, the Fed has room to lower rates again, particularly if a budget accord is reached.

Against this backdrop, the Portfolio has a market neutral maturity structure and an average duration of 105% of the Lehman Brothers Government/Corporate Index. On a dollar duration basis, the Portfolio is underweighted in U.S. Treasuries and agencies in favor of the mortgage and asset-backed sectors. The quality of the Portfolio remains very high.

                     SIRACH SHORT-TERM RESERVES PORTFOLIO

The Sirach Short-Term Reserves Portfolio had net assets of $18.5 million on October 31, 1995. This Portfolio is designed to return a consistent and conservative return as shown in its performance during the last fiscal year.

The quality of the Portfolio was very high throughout the year with an average 85% weighting in U.S. Government and Agency issues. The Portfolio's average maturity at the beginning of the year was under four months but was extended to six months after the last Fed rate hike in February. We intend to stay with a quality oriented strategy.


Sincerely,

SIRACH CAPITAL MANAGEMENT, INC.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waivers (also expenses assumed by the Adviser) total returns for the Sirach Special Equity, Growth, Strategic Balanced and Fixed Income Portfolios would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------
          COMPARISON OF THE CHANGE IN VALUE OF A $500,000 PURCHASE IN
       SIRACH SPECIAL EQUITY PORTFOLIO, THE S&P MIDCAP 400 INDEX AND THE
                            NASDAQ COMPOSITE INDEX.

      -----------------------------------
          AVERAGE ANNUAL TOTAL RETURN
       FOR PERIOD ENDED OCTOBER 31, 1995
      -----------------------------------
      1 YEAR    5 YEARS    SINCE 10/2/89*
      -----------------------------------
      25.31%    22.75%        15.73%
      -----------------------------------

                             [CHART APPEARS HERE]

                            Sirach
                            Special           NASDAQ+
                            Equity            Composite       S&P Midcap
                            Portfolio+        Index           400 Index
          10/2/89*           500,000          500,000         500,000
         10/31/89            483,500          481,700         478,950
         10/31/90            436,235          346,200         414,771
         10/31/91            711,630          574,050         677,943
         10/31/92            772,135          639,850         740,449
         10/31/93          1,017,745          823,900         899,868
         10/31/94            970,100          828,185         921,285
         10/31/95          1,215,640        1,103,639       1,116,689

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*   Commencement of Operations
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.


                      Definition of the Comparative Index
                      -----------------------------------

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Market System traded foreign common stocks and ADRs.

The S&P Midcap 400 Index consists of 400 domestic stock chosen for market size (medium market capitalization of $993 million as of February 1995), liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.


Please note that one can not invest in an unmanaged index.

Performance Comparison
================================================================================
          COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN
    SIRACH GROWTH PORTFOLIO AND THE STANDARD & POOR'S 500 INDEX (S&P 500).

      -----------------------------------
          AVERAGE ANNUAL TOTAL RETURN
       FOR PERIOD ENDED OCTOBER 31, 1995
      -----------------------------------
          1 YEAR        SINCE 12/1/93*
      -----------------------------------
          19.33%             8.18%
      -----------------------------------

                             [CHART APPEARS HERE]

                                    Sirach
                                    Growth           S&P 500
                                   Portfolio+         Index+
                 12/1/93*           100,000          100,000
                10/31/94             97,420          104,860
                10/31/95            116,250          132,554

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*   Commencement of Operations

+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.


                      Definition of the Comparative Index
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.


Please note that one can not invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
          COMPARISON OF THE CHANGE IN VALUE OF A $500,000 PURCHASE IN
     SIRACH STRATEGIC BALANCED PORTFOLIO, THE STANDARD & POOR'S 500 INDEX
         (S&P 500) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX.

      -----------------------------------
          AVERAGE ANNUAL TOTAL RETURN
       FOR PERIOD ENDED OCTOBER 31, 1995
      -----------------------------------
         1 YEAR         SINCE 12/1/93*
      -----------------------------------
         19.10%              7.14%
      -----------------------------------

                             [CHART APPEARS HERE]

                            Sirach
                            Strategic                      Lehman Brothers+
                            Balanced          S&P 500+     Government/
                            Portfolio+        Index        Corporate Index
          12/1/93*           100,000          100,000         100,000
         10/31/94             95,810          104,860          96,450
         10/31/95            114,114          132,554         112,036

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*   Commencement of Operations
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.


                     Definition of the Comparative Indices
                     -------------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.


Please note that one can not invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
          COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN
       SIRACH FIXED INCOME PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT/
                               CORPORATE INDEX.

      -----------------------------------
         AVERAGE ANNUAL TOTAL RETURN**
       FOR PERIOD ENDED OCTOBER 31, 1995
      -----------------------------------
          1 YEAR         SINCE 12/1/93*
      -----------------------------------
          14.75%             5.00%
      -----------------------------------

                             [CHART APPEARS HERE]

                                   Sirach
                                   Fixed           Lehman Brothers+
                                   Income          Government/
                                   Portfolio+      Corporate Index
               12/1/93*             100,000            100,000
              10/31/94               95,670             96,450
              10/31/95              109,787            112,036

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*   Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.


                      Definition of the Comparative Index
                      -----------------------------------

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.


Please note that one can not invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
          COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN
         SIRACH SHORT-TERM RESERVES PORTFOLIO AND THE SALOMON BROTHERS
                         3-MONTH TREASURY BILL INDEX.

      -----------------------------------
         AVERAGE ANNUAL TOTAL RETURN**
       FOR PERIOD ENDED OCTOBER 31, 1995
      -----------------------------------
          1 YEAR         SINCE 12/1/93*
      -----------------------------------
          5.83%              4.73%
      -----------------------------------

                             [CHART APPEARS HERE]

                                   Sirach
                                   Short-Term          Salomon Brothers
                                   Reserves            3-Month Treasury
                                   Portfolio+          Bill Index
               12/1/93*             100,000            100,000
              10/31/94              103,240            103,630
              10/31/95              109,259            109,506

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*   Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.


                      Definition of the Comparative Index
                      -----------------------------------

The Salomon Brothers 3-month Treasury Bill Index is a return equivalent of yield averages of the last three 3-month Treasury Bill issues.


Please note that one can not invest in an unmanaged index.

SIRACH SPECIAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                         VALUE
                                                                SHARES   (000)+
--------------------------------------------------------------------------------
COMMON STOCKS (86.1%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.2%)
 Watkins-Johnson Co............................................  22,600 $  1,088
--------------------------------------------------------------------------------
BANKS (1.5%)
 Peoples Heritage Financial Group, Inc......................... 224,000    4,284
 Union Planters Corp........................................... 105,000    3,216
                                                                        --------
                                                                           7,500
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (0.1%)
 Redhook Ale Brewery, Inc......................................  12,500      369
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (5.7%)
 Harnischfeger Industries, Inc................................. 197,500    6,221
 *Sanifill, Inc................................................ 229,000    7,213
 *Tetra Tech, Inc.............................................. 258,500    5,655
 United Waste Systems, Inc..................................... 233,000    9,204
                                                                        --------
                                                                          28,293
--------------------------------------------------------------------------------
ELECTRONICS (5.5%)
 *Adaptec, Inc................................................. 153,000    6,828
 *Input/Output, Inc............................................ 145,000    5,419
 *Maxim Integrated Products, Inc...............................  42,300    3,159
 *Mentor Graphics Corp......................................... 139,000    2,936
 *Microchip Technology, Inc....................................  66,800    2,647
 *Sierra Semiconductor Corp....................................  50,200      907
 *Trident Microsystems, Inc.................................... 177,000    5,310
                                                                        --------
                                                                          27,206
--------------------------------------------------------------------------------
ENERGY (1.8%)
 Camco International, Inc...................................... 168,000    3,843
 *Smith International, Inc..................................... 316,000    5,056
                                                                        --------
                                                                           8,899
--------------------------------------------------------------------------------
FINANCIAL SERVICES (2.7%)
 *Credit Acceptance Corp....................................... 232,000    5,365
 Mercury Finance Co............................................ 224,000    4,312
 North American Mortgage Co.................................... 191,000    3,939
                                                                        --------
                                                                          13,616
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                SHARES   (000)+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
HEALTH CARE (10.1%)
 *Circon Corp.................................................. 172,800 $  3,920
 *Daig Corp.................................................... 176,100    3,962
 Daniel Industries............................................. 226,000    2,995
 Enterprise Systems, Inc.......................................  44,400    1,032
 *HealthCare COMPARE Corp......................................  52,000    1,931
 *Nellcor Puritan Bennett, Inc................................. 124,852    7,210
 *OrNda Healthcorp............................................. 234,000    4,153
 *Pacific Physician Services, Inc.............................. 310,700    4,952
 *PhyCor, Inc.................................................. 328,125   12,018
 *Physicians Health Services, Inc. Class A.....................  52,000    1,729
 *Renal Treatment Centers, Inc.................................  55,100    1,970
 *Respironics, Inc............................................. 104,600    2,301
 *Steris Corp..................................................  55,600    1,870
 Total Renal Care Holdings, Inc................................  19,400      395
                                                                        --------
                                                                          50,438
--------------------------------------------------------------------------------
INSURANCE (4.2%)
 American Bankers Insurance Group, Inc......................... 102,500    3,665
 *American Travellers Corp..................................... 222,000    4,995
 Reliastar Financial Corp...................................... 120,000    5,010
 USF&G Corp....................................................  97,600    1,635
 United Dental Care, Inc.......................................  74,700    2,278
 Vesta Insurance Group, Inc....................................  82,800    3,343
                                                                        --------
                                                                          20,926
--------------------------------------------------------------------------------
LODGING & RESTAURANTS (6.8%)
 Applebee's International, Inc................................. 323,500    9,038
 La Quinta Motor Inns, Inc..................................... 332,200    8,554
 *Lone Star Steakhouse & Saloon................................  31,000    1,197
 *Outback Steakhouse, Inc...................................... 197,000    6,181
 Papa John's International Inc................................. 135,800    5,262
 *Prime Hospitality Corp....................................... 376,000    3,713
                                                                        --------
                                                                          33,945
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                SHARES   (000)+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (1.3%)
 *Comverse Technology, Inc..................................... 283,400 $  6,430
--------------------------------------------------------------------------------
PHARMACEUTICALS (2.9%)
 Dura Pharmaceuticals, Inc..................................... 155,500    4,587
 *Watson Pharmaceuticals, Inc.................................. 219,000    9,855
                                                                        --------
                                                                          14,442
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (3.9%)
 Duke Realty Investments, Inc.................................. 197,600    6,052
 Storage Equities, Inc......................................... 329,000    6,045
 Storage Trust Realty.......................................... 150,000    2,944
 Sunstone Hotel Investors, Inc................................. 273,000    2,508
 Weeks Corp....................................................  90,200    2,075
                                                                        --------
                                                                          19,624
--------------------------------------------------------------------------------
RETAIL (8.8%)
 *CDW Computer Centers, Inc....................................  98,000    4,814
 *Corporate Express, Inc....................................... 249,400    6,484
 *Eckerd Corp.................................................. 144,600    5,730
 Fastenal Co................................................... 136,500    4,752
 *General Nutrition Cos., Inc.................................. 385,000    9,529
 US Office Products Co......................................... 140,700    2,392
 *Viking Office Products, Inc.................................. 127,500    5,681
 Zale Corp..................................................... 293,000    4,340
                                                                        --------
                                                                          43,722
--------------------------------------------------------------------------------
SERVICES (3.0%)
 *Accustaff, Inc...............................................  34,000    1,521
 Paychex, Inc.................................................. 145,400    6,334
 *Robert Half International, Inc............................... 199,500    7,282
                                                                        --------
                                                                          15,137
--------------------------------------------------------------------------------
TECHNOLOGY (19.0%)
 *Alantec Corp................................................. 202,500    7,163
 *Altera Corp.................................................. 104,100    6,305
 CBT Group plc ADR.............................................  90,700    4,081

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                SHARES   (000)+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
TECHNOLOGY--(CONTINUED)
 *Glenayre Technologies, Inc...................................  55,475 $  3,585
 *LAM Research Corp............................................  79,000    4,809
 Linear Technology, Inc........................................ 129,000    5,660
 *Macromedia, Inc.............................................. 288,400   10,599
 *McAfee Associates, Inc....................................... 127,000    7,429
 *Medic Computer Systems, Inc..................................  82,600    4,409
 *NetManage, Inc............................................... 286,000    5,845
 *Network General Corp......................................... 142,100    5,879
 *Optical Data Systems, Inc.................................... 177,800    5,345
 *Parametric Technology Co..................................... 137,100    9,160
 *Quick Response Services, Inc................................. 200,500    5,088
 *SPSS, Inc.................................................... 136,000    2,321
 *Tellabs, Inc.................................................  38,800    1,324
 *Tencor Instruments........................................... 128,800    5,506
                                                                        --------
                                                                          94,508
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (5.6%)
 *ADC Telecommunications, Inc.................................. 115,000    4,600
 *Cellular Communications, Inc., Class A.......................  97,500    5,247
 *Digi International, Inc...................................... 124,200    3,353
 HBO & Co...................................................... 114,600    8,094
 *Network Equipment Technologies............................... 110,700    3,612
 *Tekelec...................................................... 195,000    2,876
                                                                        --------
                                                                          27,782
--------------------------------------------------------------------------------
TEXTILES & APPAREL (2.7%)
 *Nautica Enterprises, Inc..................................... 191,450    6,581
 *Nine West Group, Inc......................................... 158,000    7,031
                                                                        --------
                                                                          13,612
--------------------------------------------------------------------------------
TRANSPORTATION (0.3%)
 *Covenant Transport, Inc., Class A............................ 113,000    1,469
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $345,935)............................          429,006
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                               FACE
                                                              AMOUNT   VALUE
                                                               (000)   (000)+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (14.7%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (14.7%)
 J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
 11/1/95, to be repurchased at $73,055, collateralized by
 $73,586 United States Treasury Notes, 6.50%, due 4/30/97,
 valued at $74,506 (COST $73,044)............................ $73,044 $ 73,044
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%) (COST $418,979)...................          502,050
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
-------------------------------------------------------------------------------
 Receivable for Investments Sold.............................            8,366
 Dividends Receivable........................................              146
 Interest Receivable.........................................               11
 Other Assets................................................               22
 Payable for Investments Purchased...........................          (11,046)
 Payable to Custodian Bank...................................           (1,079)
 Payable for Investment Advisory Fees........................             (299)
 Payable for Administrative Fees.............................              (49)
 Payable for Directors' Fees.................................               (2)
 Other Liabilities...........................................              (94)
                                                                      --------
                                                                        (4,024)
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 26,492,098 outstanding $0.001 par value
  Institutional Class shares (authorized 50,000,000 shares)..         $498,026
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.....         $  18.80
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+ See Note A to Financial Statements
* Non--Income Producing Security
ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                         VALUE
                                                                 SHARES  (000)+
--------------------------------------------------------------------------------
COMMON STOCKS (84.3%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.7%)
 Loral Corp..................................................... 39,800 $  1,179
 Rockwell International Corp.................................... 32,900    1,464
 Watkins-Johnson Co. ........................................... 10,000      481
                                                                        --------
                                                                           3,124
--------------------------------------------------------------------------------
AUTOMOTIVE (1.1%)
 General Motors Corp., Class E.................................. 27,000    1,272
--------------------------------------------------------------------------------
BANKS (8.7%)
 BankAmerica Corp............................................... 28,500    1,639
 Bank of Boston Corp............................................ 22,100      983
 Citicorp Bank.................................................. 19,199    1,245
 First Bank System, Inc. ....................................... 29,700    1,478
 Standard Federal Bancorporation................................ 27,627      981
 Suntrust Banks, Inc. .......................................... 17,500    1,129
 Union Planters Corp............................................ 20,000      613
 Washington Federal, Inc. ...................................... 84,895    1,947
                                                                        --------
                                                                          10,015
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (5.1%)
 ConAgra, Inc................................................... 32,600    1,259
 CPC International, Inc......................................... 19,500    1,294
 PepsiCo, Inc. ................................................. 33,700    1,778
 Sysco Corp. ................................................... 51,600    1,567
                                                                        --------
                                                                           5,898
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (1.8%)
 Capital Cities/ABC, Inc........................................  3,800      451
 *Viacom, Inc., Class B......................................... 33,100    1,655
                                                                        --------
                                                                           2,106
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (3.3%)
 AlliedSignal, Inc.............................................. 30,300    1,288
 Case Corp...................................................... 44,800    1,708
 Harnischfeger Industries, Inc. ................................ 11,000      347
 *Sanifill, Inc................................................. 15,000      472
                                                                        --------
                                                                           3,815
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                 SHARES  (000)+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CHEMICALS (3.7%)
 Eastman Chemical Co............................................ 28,800 $  1,714
 Potash Corp. of Saskatchewan, Inc. ............................ 18,700    1,302
 Praxair, Inc................................................... 45,300    1,223
                                                                        --------
                                                                           4,239
--------------------------------------------------------------------------------
CONSUMER STAPLES (1.2%)
 Gillette Co.................................................... 12,100      585
 Procter & Gamble Co. ..........................................  9,600      778
                                                                        --------
                                                                           1,363
--------------------------------------------------------------------------------
ELECTRONICS (4.9%)
 *Adaptec, Inc. ................................................ 15,000      669
 *Arrow Electronics, Inc........................................ 18,000      913
 General Electric Co. .......................................... 29,800    1,885
 Motorola, Inc. ................................................ 18,100    1,188
 Philips Electronics N.V. ADR................................... 24,000      927
                                                                        --------
                                                                           5,582
--------------------------------------------------------------------------------
ENERGY (5.4%)
 Atlantic Richfield Co..........................................  7,900      843
 British Petroleum Co. plc ADR.................................. 15,400    1,359
 Halliburton Co. ............................................... 35,300    1,465
 USX-Marathon Group............................................. 74,500    1,323
 Williams Cos, Inc.............................................. 30,300    1,170
                                                                        --------
                                                                           6,160
--------------------------------------------------------------------------------
FINANCIAL SERVICES (3.2%)
 Capital One Financial Corp..................................... 47,300    1,159
 MBNA Corp...................................................... 25,100      926
 MGIC Investment Corp........................................... 18,400    1,046
 Mercury Finance Co. ........................................... 25,000      481
                                                                        --------
                                                                           3,612
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                 SHARES  (000)+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
HEALTH CARE (3.5%)
 Columbia/HCA Healthcare Corp. ................................. 27,800 $  1,366
 *Nellcor Puritan Bennett, Inc.................................. 18,000    1,039
 *PhyCor, Inc................................................... 14,625      536
 *Vencor, Inc................................................... 40,500    1,124
                                                                        --------
                                                                           4,065
--------------------------------------------------------------------------------
HOME FURNISHINGS & APPLIANCES (1.5%)
 Black & Decker Corp. .......................................... 51,900    1,758
--------------------------------------------------------------------------------
INSURANCE (4.0%)
 Aflac, Inc..................................................... 26,100    1,064
 American General Corp.......................................... 32,500    1,068
 American International Group, Inc.............................. 22,000    1,856
 USF&G Corp. ................................................... 38,000      637
                                                                        --------
                                                                           4,625
--------------------------------------------------------------------------------
LODGING & RESTAURANTS (2.7%)
 La Quinta Motor Inns, Inc...................................... 30,000      772
 Marriott International, Inc.................................... 32,000    1,180
 McDonald's Corp................................................ 27,900    1,144
                                                                        --------
                                                                           3,096
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (2.7%)
 *Bay Networks, Inc............................................. 15,300    1,016
 Hewlett-Packard Co.............................................  9,600      889
 International Business Machines Corp........................... 11,700    1,138
                                                                        --------
                                                                           3,043
--------------------------------------------------------------------------------
PAPER & PACKAGING (0.6%)
 Georgia Pacific Corp...........................................  7,800      644
--------------------------------------------------------------------------------
PHARMACEUTICALS (6.4%)
 Abbott Laboratories............................................ 31,951    1,270
 *Amgen, Inc.................................................... 30,900    1,485
 Johnson & Johnson.............................................. 15,000    1,222
 Merck & Co., Inc............................................... 20,300    1,167

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                 SHARES  (000)+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
PHARMACEUTICALS--(CONTINUED)
 Pfizer, Inc. ..................................................  12,900 $   740
 Schering-Plough Corp. .........................................  26,200   1,405
                                                                         -------
                                                                           7,289
--------------------------------------------------------------------------------
RETAIL (9.3%)
 *Corporate Express, Inc. ......................................  47,000   1,222
 *Eckerd Corp. .................................................  27,300   1,082
 Fastenal Co. ..................................................  16,000     557
 *General Nutrition Cos., Inc. .................................  52,000   1,287
 *Price/Costco, Inc. ........................................... 122,100   2,083
 *Safeway, Inc. ................................................  25,500   1,205
 *Starbucks Corp. ..............................................  15,000     590
 Walgreen Co. ..................................................  44,500   1,268
 Wal-Mart Stores, Inc. .........................................  61,600   1,332
                                                                         -------
                                                                          10,626
--------------------------------------------------------------------------------
SERVICES (4.6%)
 *CUC International, Inc........................................  35,850   1,241
 Equifax, Inc. .................................................  24,000     936
 First Data Corp. ..............................................  18,250   1,207
 Paychex, Inc. .................................................  28,000   1,220
 *Robert Half International, Inc. ..............................  20,000     730
                                                                         -------
                                                                           5,334
--------------------------------------------------------------------------------
TECHNOLOGY (0.7%)
 *Microsoft Corp., Inc. ........................................   7,500     751
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (3.9%)
 *ADC Telecommunications, Inc. .................................  13,300     532
 *DSC Communications Corp. .....................................  22,400     830
 HBO & Co. .....................................................   7,500     530
 Nokia Corp. ADR................................................   9,600     535
 Vodafone Group plc ADR.........................................  10,044     411
 *WorldCom, Inc. ...............................................  50,300   1,647
                                                                         -------
                                                                           4,485
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                       VALUE
                                                              SHARES   (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TEXTILES & APPAREL (1.4%)
 *Nautica Enterprises, Inc. .................................  19,500 $    670
 *Nine West Group, Inc.......................................  22,000      979
                                                                      --------
                                                                         1,649
-------------------------------------------------------------------------------
TRANSPORTATION (1.9%)
 *AMR Corp...................................................  14,500      957
 Illinois Central Corp. .....................................  32,700    1,251
                                                                      --------
                                                                         2,208
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $84,957)...........................           96,759
-------------------------------------------------------------------------------
                                                               FACE
                                                              AMOUNT
                                                               (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (15.2%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (15.2%)
 J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
 11/1/95, to be repurchased at $17,513, collateralized by
 $11,242 United States Treasury Bonds, 12.50%, due 8/15/14,
 valued at $17,861 (COST $17,510)............................ $17,510   17,510
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%) (COST $102,467)....................          114,269
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
-------------------------------------------------------------------------------
 Cash........................................................              179
 Receivable for Investments Sold.............................            1,424
 Dividends Receivable........................................               46
 Interest Receivable.........................................                3
 Other Assets................................................                4
 Payable for Investments Purchased...........................             (736)
 Payable to Custodian Bank...................................             (296)
 Payable for Investment Advisory Fees........................              (65)
 Payable for Administrative Fees.............................              (11)
 Payable for Directors' Fees.................................               (1)
 Other Liabilities...........................................              (29)
                                                                      --------
                                                                           518
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                        VALUE
                                                                        (000)+
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 10,109,209 outstanding $0.001 par value
  Institutional Class shares (authorized 25,000,000 shares).......     $114,787
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE..........     $  11.35
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+ See Note A to Financial Statements
* Non-Income Producing Security
ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                         VALUE
                                                                 SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS (43.3%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.5%)
 Loral Corp..................................................... 20,000 $   593
 Rockwell International Corp.................................... 10,500     467
 Watkins-Johnson Co.............................................  8,000     385
                                                                        -------
                                                                          1,445
-------------------------------------------------------------------------------
AUTOMOTIVE (0.4%)
 General Motors Corp., Class E..................................  8,500     401
-------------------------------------------------------------------------------
BANKS (4.9%)
 BankAmerica Corp............................................... 12,500     719
 Bank of Boston Corp............................................ 12,900     574
 Citicorp Bank..................................................  9,551     620
 First Bank System, Inc......................................... 14,500     721
 Standard Federal Bancorporation................................ 13,923     494
 Suntrust Banks, Inc............................................  5,000     322
 Union Planters Corp............................................ 10,000     306
 Washington Federal, Inc........................................ 41,319     948
                                                                        -------
                                                                          4,704
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (2.1%)
 ConAgra, Inc................................................... 17,250     666
 CPC International, Inc.........................................  7,500     498
 PepsiCo, Inc...................................................  9,000     475
 Sysco Corp..................................................... 13,500     410
                                                                        -------
                                                                          2,049
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (0.8%)
 Capital Cities/ABC, Inc........................................  1,600     190
 *Viacom, Inc., Class B......................................... 11,500     575
                                                                        -------
                                                                            765
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (1.7%)
 AlliedSignal, Inc.............................................. 10,500     446
 Case Corp...................................................... 16,000     610
 Harnischfeger Industries, Inc..................................  5,000     158
 *Sanifill, Inc................................................. 12,000     378
                                                                        -------
                                                                          1,592
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                 SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
CHEMICALS (1.6%)
 Eastman Chemical Co............................................  9,500 $   565
 Potash Corp. of Saskatchewan, Inc. ............................  6,150     428
 Praxair, Inc. ................................................. 19,950     539
                                                                        -------
                                                                          1,532
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (0.7%)
 Gillette Co. ..................................................  7,100     343
 Procter & Gamble Co. ..........................................  3,550     288
                                                                        -------
                                                                            631
-------------------------------------------------------------------------------
ELECTRONICS (2.6%)
 *Adaptec, Inc. ................................................ 10,500     469
 *Arrow Electronics, Inc. ......................................  6,500     330
 General Electric Co. .......................................... 11,500     727
 Motorola, Inc. ................................................  5,150     338
 Philips Electronics N.V. ADR................................... 16,000     618
                                                                        -------
                                                                          2,482
-------------------------------------------------------------------------------
ENERGY (2.5%)
 Atlantic Richfield Co..........................................  2,000     214
 British Petroleum Co. plc ADR..................................  7,650     675
 Halliburton Co. ............................................... 17,500     726
 USX-Marathon Group............................................. 16,500     293
 Williams Cos, Inc. ............................................ 12,000     463
                                                                        -------
                                                                          2,371
-------------------------------------------------------------------------------
FINANCIAL SERVICES (1.6%)
 Capital One Financial Corp. ................................... 23,000     563
 MBNA Corp......................................................  9,000     332
 Mercury Finance Co. ........................................... 17,000     327
 MGIC Investment Corp. .........................................  5,500     313
                                                                        -------
                                                                          1,535
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                 SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
HEALTH CARE (1.8%)
 Columbia/HCA Healthcare Corp................................... 11,250 $   553
 *Nellcor Puritan Bennett, Inc..................................  9,000     520
 *PhyCor, Inc...................................................  6,750     247
 *Vencor, Inc................................................... 16,000     444
                                                                        -------
                                                                          1,764
-------------------------------------------------------------------------------
HOME FURNISHINGS & APPLIANCES (0.7%)
 Black & Decker Corp............................................ 19,000     644
-------------------------------------------------------------------------------
INSURANCE (1.6%)
 Aflac, Inc.....................................................  6,000     244
 American General Corp.......................................... 11,500     378
 American International Group, Inc..............................  7,000     591
 USF&G Corp. ................................................... 19,700     330
                                                                        -------
                                                                          1,543
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (1.5%)
 La Quinta Motor Inns, Inc...................................... 15,000     386
 Marriott International, Inc.................................... 12,500     461
 McDonald's Corp. .............................................. 13,900     570
                                                                        -------
                                                                          1,417
-------------------------------------------------------------------------------
OFFICE EQUIPMENT (1.6%)
 *Bay Networks, Inc.............................................  6,000     398
 Hewlett-Packard Co.............................................  7,100     658
 International Business Machines Corp...........................  4,800     467
                                                                        -------
                                                                          1,523
-------------------------------------------------------------------------------
PAPER & PACKAGING (0.3%)
 Georgia Pacific Corp...........................................  3,500     289
-------------------------------------------------------------------------------
PHARMACEUTICALS (3.7%)
 Abbott Laboratories............................................ 19,049     757
 *Amgen, Inc.................................................... 14,000     673
 Johnson & Johnson..............................................  8,650     705
 Merck & Co., Inc...............................................  9,450     543
 Pfizer, Inc. ..................................................  3,900     224
 Schering-Plough Corp. ......................................... 11,800     633
                                                                        -------
                                                                          3,535
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                 SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
RETAIL (5.2%)
 *Corporate Express, Inc. ...................................... 27,000 $   702
 *Eckerd Corp. ................................................. 10,500     416
 Fastenal Co. .................................................. 11,000     383
 *General Nutrition Cos., Inc. ................................. 26,000     643
 *Price/Costco, Inc. ........................................... 45,900     783
 *Safeway, Inc. ................................................ 10,000     473
 *Starbucks Corp. .............................................. 10,000     393
 Walgreen Co. .................................................. 21,000     599
 Wal-Mart Stores, Inc. ......................................... 28,500     616
                                                                        -------
                                                                          5,008
-------------------------------------------------------------------------------
SERVICES (2.7%)
 *CUC International, Inc. ......................................  8,500     294
 Equifax, Inc. .................................................  7,500     292
 First Data Corp. .............................................. 11,900     787
 Paychex, Inc. ................................................. 19,000     828
 *Robert Half International, Inc. .............................. 10,000     365
                                                                        -------
                                                                          2,566
-------------------------------------------------------------------------------
TECHNOLOGY (0.2%)
 *Microsoft Corp., Inc. ........................................  2,250     225
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.1%)
 *ADC Telecommunications, Inc. .................................  8,000     320
 *DSC Communications Corp. .....................................  7,900     293
 HBO & Co. .....................................................  6,000     424
 Nokia Corp. ADR................................................  3,500     195
 Vodafone Group plc ADR.........................................  4,706     192
 *WorldCom, Inc. ............................................... 18,500     606
                                                                        -------
                                                                          2,030
-------------------------------------------------------------------------------
TEXTILES & APPAREL (0.7%)
 *Nautica Enterprises, Inc. ....................................  7,500     258
 *Nine West Group, Inc. ........................................  9,000     400
                                                                        -------
                                                                            658
-------------------------------------------------------------------------------
TRANSPORTATION (0.8%)
 *AMR Corp. ....................................................  5,500     363
 Illinois Central Corp. ........................................ 12,000     459
                                                                        -------
                                                                            822
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $34,596)..............................         41,531
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                  FACE
                                                                 AMOUNT  VALUE
                                                                 (000)  (000)+
-------------------------------------------------------------------------------
CORPORATE BONDS (10.2%)
-------------------------------------------------------------------------------
BANKS (1.6%)
 NCNB Corp. 10.50%, 3/15/99..................................... $  964 $   979
 Washington Mutual, Inc. 7.25%, 8/15/05.........................    500     513
                                                                        -------
                                                                          1,492
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (0.6%)
 Time Warner Entertainment 8.375%, 3/15/23......................    600     623
-------------------------------------------------------------------------------
FINANCIAL SERVICES (4.3%)
 Associates Corp. of North America 8.125%, 1/15/98..............    900     937
 Associates Corp. of North America 6.375%, 8/15/98..............  1,250   1,258
 Ford Capital BV 9.50%, 6/1/10..................................    800     975
 Paine Webber Group 8.25%, 5/1/02...............................    850     913
                                                                        -------
                                                                          4,083
-------------------------------------------------------------------------------
INDUSTRIAL (2.6%)
 Hanson Overseas 6.75%, 9/15/05.................................    950     950
 News America Holdings 7.75%, 1/20/24...........................    675     668
 Occidential Petroleum Corp. 11.125%, 6/1/19....................    750     885
                                                                        -------
                                                                          2,503
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.1%)
 GTE Corp. 8.85%, 3/1/98........................................  1,050   1,106
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $9,674).............................          9,807
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (29.9%)
-------------------------------------------------------------------------------
U.S. TREASURY BONDS (8.6%)
 6.875%, 8/15/25................................................  2,325   2,495
 8.125%, 8/15/19................................................  4,725   5,684
                                                                        -------
                                                                          8,179
-------------------------------------------------------------------------------
U.S. TREASURY NOTES (21.3%)
 5.125%, 11/30/98...............................................  2,975   2,926
 6.75%, 6/30/99.................................................  3,300   3,405
 6.875%, 2/28/97................................................  8,450   8,584
 7.25%, 5/15/04.................................................  4,450   4,815
 7.50%, 11/15/01................................................    650     703
                                                                        -------
                                                                         20,433
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $27,601).................         28,612
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                 FACE
                                                                AMOUNT  VALUE
                                                                (000)  (000)+
-------------------------------------------------------------------------------
AGENCY SECURITIES (4.6%)
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (4.6%)
 6.50%, 8/15/23 Pool #354638................................... $  910 $   884
 6.50%, 5/15/24 Pool #388335...................................    582     566
 7.00%, 5/15/24 Pool #376510...................................  2,963   2,946
-------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $4,059)..........................          4,396
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (3.1%)
-------------------------------------------------------------------------------
 Chase Manhattan Grantor Trust, 1995-A, Class A 6.00%, 9/17/01.  1,451   1,453
 NationsBank Credit Card Master Trust, 1995-1, Class A 6.45%,
  4/15/03......................................................    850     861
 Standard Credit Card Master Trust, 1995-9, Class A 6.55%,
  10/7/07......................................................    675     679
-------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $2,971)....................          2,993
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (1.7%)
-------------------------------------------------------------------------------
 International Bank for Reconstruction & Development 7.625%,
  1/19/23......................................................    650     715
 Ontario Province, Canada 11.50%, 3/10/13......................    775     894
-------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT BONDS (COST $1,592)...................          1,609
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.7%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.7%)
 J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
 11/1/95, to be repurchased at $6,394, collateralized by $4,177
 United States Treasury Bonds, 11.25%, due 2/15/15, valued at
 $6,521 (COST $6,393)..........................................  6,393   6,393
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%) (COST $86,886).......................         95,341
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
-------------------------------------------------------------------------------
 Cash..........................................................              1
 Receivable for Investments Sold...............................          1,473
 Interest Receivable...........................................            786
 Dividends Receivable..........................................             24
 Other Assets..................................................              4
 Payable for Investments Purchased.............................         (1,708)
 Payable for Investment Advisory Fees..........................            (53)
 Payable for Administrative Fees...............................            (10)
 Payable for Directors' Fees...................................             (1)
 Other Liabilities.............................................            (23)
                                                                       -------
                                                                           493
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                        (000)+
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 8,913,179 outstanding $0.001 par value Institutional
  Class shares (authorized 25,000,000 shares)......................     $95,834
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE...........     $ 10.75
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+See Note A to Financial Statements
*Non-Income Producing Security
ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                  FACE
                                                                 AMOUNT  VALUE
                                                                 (000)  (000)+
-------------------------------------------------------------------------------
CORPORATE BONDS (20.8%)
-------------------------------------------------------------------------------
BANKS (3.0%)
 NCNB Corp. 10.50%, 3/15/99..................................... $  261 $   265
 Washington Mutual, Inc. 7.25%, 8/15/05.........................    200     205
                                                                        -------
                                                                            470
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (1.5%)
 Time Warner Entertainment 8.375%, 3/15/23......................    225     234
-------------------------------------------------------------------------------
FINANCIAL SERVICES (9.1%)
 Associates Corp. of North America 8.125%, 1/15/98..............    350     364
 Associates Corp. of North America 6.375%, 8/15/98..............    400     402
 Ford Capital BV 9.50%, 6/1/10..................................    300     366
 Paine Webber Group 8.25%, 5/1/02...............................    250     268
                                                                        -------
                                                                          1,400
-------------------------------------------------------------------------------
INDUSTRIAL (5.3%)
 Hanson Overseas 6.75%, 9/15/05.................................    300     300
 News America Holdings 7.75%, 1/20/24...........................    225     223
 Occidential Petroleum Corp. 11.125%, 6/1/19....................    250     295
                                                                        -------
                                                                            818
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.9%)
 GTE Corp. 8.85%, 3/1/98........................................    275     290
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $3,166).............................          3,212
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (53.3%)
-------------------------------------------------------------------------------
U.S. TREASURY BONDS (17.9%)
 8.125%, 8/15/19................................................  1,450   1,744
 6.875%, 8/15/25................................................    950   1,020
                                                                        -------
                                                                          2,764
-------------------------------------------------------------------------------
U.S. TREASURY NOTES (35.4%)
 6.875%, 2/28/97................................................  1,250   1,270
 5.125%, 11/30/98...............................................  1,300   1,279
 6.75%, 6/30/99.................................................  1,025   1,058
 7.50%, 11/15/01................................................    475     513
 7.25%, 5/15/04.................................................  1,250   1,352
                                                                        -------
                                                                          5,472
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $7,908)..................          8,236
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                 FACE
                                                                AMOUNT  VALUE
                                                                (000)  (000)+
-------------------------------------------------------------------------------
AGENCY SECURITIES (7.5%)
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (7.5%)
 6.50%, 8/15/23 Pool #354638................................... $  257 $   250
 6.50%, 5/15/24 Pool #388335...................................    167     163
 7.00%, 5/15/24 Pool #376510...................................    747     742
-------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $1,074)..........................          1,155
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (6.4%)
-------------------------------------------------------------------------------
 Chase Manhattan Grantor Trust, 1995-A, Class A 6.00%, 9/17/01.    459     460
 NationsBank Credit Card Master Trust, 1995-1, Class A 6.45%,
  4/15/03......................................................    275     279
 Standard Credit Card Master Trust, 1995-9, Class A 6.55%,
  10/7/07......................................................    250     251
-------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $983)......................            990
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (3.1%)
-------------------------------------------------------------------------------
 International Bank for Reconstruction & Development 7.625%,
  1/19/23......................................................    200     220
 Ontario Province, Canada 11.50%, 3/10/13......................    225     260
-------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT BONDS (COST $471).....................            480
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (8.5%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (8.5%)
 J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
 11/1/95, to be repurchased at $1,306, collateralized by $1,183
 United States Treasury Bonds, 7.25%, due 5/15/16, valued at
 $1,332 (COST $1,306)..........................................  1,306   1,306
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%) (COST $14,908).......................         15,379
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
-------------------------------------------------------------------------------
 Cash..........................................................              2
 Receivable for Investments Sold...............................            292
 Interest Receivable...........................................            247
 Other Assets..................................................              1
 Payable for Investments Purchased.............................           (451)
 Payable for Administrative Fees...............................             (6)
 Payable for Directors' Fees...................................             (1)
 Other Liabilities.............................................            (24)
                                                                       -------
                                                                            60
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                         (000)+
--------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 1,561,904 outstanding $0.001 par value
  Institutional Class shares (authorized 25,000,000 shares)......        $15,439
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.........        $  9.88
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

+ See Note A to Financial Statements

    The accompanying notes are an integral part of the financial statements.

SIRACH SHORT-TERM RESERVES PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                  FACE
                                                                 AMOUNT  VALUE
                                                                 (000)  (000)+
-------------------------------------------------------------------------------
AGENCY SECURITIES (55.8%)
-------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK (5.4%)
 5.60%, 7/1/96.................................................. $1,000 $ 1,001
-------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (31.7%)
 Zero Coupon, 1/19/96...........................................  1,500   1,481
 Zero Coupon, 1/25/96...........................................  1,500   1,480
 Zero Coupon, 2/13/96...........................................  1,500   1,476
 Zero Coupon, 10/21/96..........................................  1,500   1,420
                                                                        -------
                                                                          5,857
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (18.7%)
 Zero Coupon, 12/8/95...........................................  1,500   1,491
 Zero Coupon, 5/9/96............................................  1,000     971
 ++4.69%, 5/23/96...............................................  1,000     999
                                                                        -------
                                                                          3,461
-------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $10,319)..........................         10,319
-------------------------------------------------------------------------------
CORPORATE BOND (9.2%)
-------------------------------------------------------------------------------
 General Motors Acceptance Corp.
  5.95%, 2/23/96 (COST $1,695)..................................  1,700   1,701
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (16.4%)
-------------------------------------------------------------------------------
U.S. TREASURY NOTES (16.4%)
 6.125%, 7/31/96................................................  2,000   2,008
 6.875%, 2/28/97................................................  1,000   1,016
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $3,021)..................          3,024
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (18.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (10.3%)
 J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
 11/1/95, to be repurchased at $1,901, collateralized by $1,677
 United States Treasury Bonds, 7.50%, due 11/15/16, valued at
 $1,939.........................................................  1,901   1,901
-------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION (8.0%)
 U.S. Treasury Bill, 12/28/95...................................  1,500   1,487
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,389)......................          3,388
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%) (COST $18,424)........................         18,432
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SHORT-TERM RESERVES PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                        VALUE
                                                                       (000)+
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
-------------------------------------------------------------------------------
 Cash..........................................................        $     6
 Interest Receivable...........................................             80
 Other Assets..................................................              1
 Payable for Investment Advisory Fees..........................             (6)
 Payable for Administrative Fees...............................             (6)
 Payable for Directors' Fees...................................             (1)
 Other Liabilities.............................................            (17)
                                                                       -------
                                                                            57
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 1,844,827 outstanding $0.001 par value
  Institutional Class shares (authorized 25,000,000 shares)....        $18,489
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.......        $ 10.02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +See Note A to Financial Statements
++Variable/floating rate security--rate disclosed is as of October 31, 1995

    The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENTS OF OPERATIONS
Year Ended October 31, 1995

                                  SIRACH                         SIRACH         SIRACH          SIRACH
                                  SPECIAL         SIRACH        STRATEGIC        FIXED        SHORT-TERM
                                  EQUITY          GROWTH        BALANCED        INCOME         RESERVES
(In Thousands)                   PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..............         $  2,016         $   913        $   554        $  --           $  --
 Interest...............            5,555           1,209          3,578           931           1,270
--------------------------------------------------------------------------------------------------------
  Total Income..........            7,571           2,122          4,132           931           1,270
--------------------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note
  B
  Basic Fees............  $3,571            $595           $617           $88            $87
  Less: Fees Waived.....     --     3,571    --       595   --       617  (82)       6   (76)       11
                          ------            ----           ----           ---            ---
 Administrative
  Fees--Note C..........              605             111            120            60              57
 Custodian Fees.........               25              17             19             1               4
 Registration and Filing
  Fees..................               17              16             15            11              12
 Audit Fees.............               24              13             14            12              13
 Legal Fees.............               37               7              7             1               2
 Printing Fees..........                6               6              6             6               5
 Directors' Fees--Note
  F.....................               14               4              5             3               3
 Other Expenses.........               56              18             22             3               5
--------------------------------------------------------------------------------------------------------
  Total Expenses........            4,355             787            825           103             112
 Expense Offset--Note A.              (25)            (17)            (6)           (1)             (3)
--------------------------------------------------------------------------------------------------------
  Net Expenses..........            4,330             770            819           102             109
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME...            3,241           1,352          3,313           829           1,161
--------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
 ON INVESTMENTS.........          104,351           4,964          4,167            83              (3)
--------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION ON
 INVESTMENTS............           10,095           9,582          8,906           977              25
--------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.          114,446          14,546         13,073         1,060              22
--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS.............         $117,687         $15,898        $16,386        $1,889          $1,183
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED  YEAR ENDED
                                                         OCTOBER 31, OCTOBER 31,
(In Thousands)                                              1994        1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................   $  1,343    $   3,241
 Net Realized Gain.....................................     30,428      104,351
 Net Change in Unrealized Appreciation (Depreciation)..    (55,797)      10,095
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations..........................................    (24,026)     117,687
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................       (629)      (3,406)
 Net Realized Gain.....................................    (55,865)     (30,438)
--------------------------------------------------------------------------------
  Total Distributions..................................    (56,494)     (33,844)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................     80,169       50,511
   --In Lieu of Cash Distributions.....................     55,988       33,371
 Redeemed..............................................    (70,247)    (183,167)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions...............................................     65,910      (99,285)
--------------------------------------------------------------------------------
 Total Decrease........................................    (14,610)     (15,442)
Net Assets:
 Beginning of Period...................................    528,078      513,468
--------------------------------------------------------------------------------
 End of Period (2).....................................   $513,468    $ 498,026
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.........................................      4,905        3,143
 In Lieu of Cash Distributions.........................      3,422        2,298
 Shares Redeemed.......................................     (4,075)     (10,848)
--------------------------------------------------------------------------------
                                                             4,252       (5,407)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital.......................................   $409,620    $ 310,335
 Undistributed Net Investment Income...................        714          549
 Accumulated Net Realized Gain.........................     30,158      104,071
 Unrealized Appreciation...............................     72,976       83,071
--------------------------------------------------------------------------------
                                                          $513,468    $ 498,026
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         DECEMBER 1,
                                                          1993** TO  YEAR ENDED
                                                         OCTOBER 31, OCTOBER 31,
(In Thousands)                                              1994        1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................   $    874    $  1,352
 Net Realized Gain (Loss)..............................     (5,463)      4,964
 Net Change in Unrealized Appreciation.................      2,220       9,582
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations..........................................     (2,369)     15,898
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................       (682)     (1,406)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................    111,936      52,374
   --In Lieu of Cash Distributions.....................        678       1,348
 Redeemed..............................................    (28,619)    (34,371)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........     83,995      19,351
--------------------------------------------------------------------------------
 Total Increase........................................     80,944      33,843
Net Assets:
 Beginning of Period...................................        --       80,944
--------------------------------------------------------------------------------
 End of Period (2).....................................   $ 80,944    $114,787
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.........................................     11,235       4,952
 In Lieu of Cash Distributions.........................         71         130
 Shares Redeemed.......................................     (2,927)     (3,352)
--------------------------------------------------------------------------------
                                                             8,379       1,730
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital.......................................   $ 83,995    $103,346
 Undistributed Net Investment Income...................        192         138
 Accumulated Net Realized Loss.........................     (5,463)       (499)
 Unrealized Appreciation...............................      2,220      11,802
--------------------------------------------------------------------------------
                                                          $ 80,944    $114,787
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

** Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         DECEMBER 1,
                                                          1993** TO  YEAR ENDED
                                                         OCTOBER 31, OCTOBER 31,
(In Thousands)                                              1994        1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................   $  2,749    $  3,313
 Net Realized Gain (Loss)..............................     (6,688)      4,167
 Net Change in Unrealized Appreciation (Depreciation)..       (451)      8,906
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations..........................................     (4,390)     16,386
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (2,355)     (3,308)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................    121,864      24,186
   --In Lieu of Cash Distributions.....................      2,355       3,308
 Redeemed..............................................    (17,910)    (44,302)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions...............................................    106,309     (16,808)
--------------------------------------------------------------------------------
 Total Increase (Decrease).............................     99,564      (3,730)
Net Assets:
 Beginning of Period...................................        --       99,564
--------------------------------------------------------------------------------
 End of Period (2).....................................   $ 99,564    $ 95,834
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.........................................     12,270       2,482
 In Lieu of Cash Distributions.........................        251         336
 Shares Redeemed.......................................     (1,869)     (4,557)
--------------------------------------------------------------------------------
                                                            10,652      (1,739)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital.......................................   $106,309    $ 89,501
 Undistributed Net Investment Income...................        394         399
 Accumulated Net Realized Loss.........................     (6,688)     (2,521)
 Unrealized Appreciation (Depreciation)................       (451)      8,455
--------------------------------------------------------------------------------
                                                          $ 99,564    $ 95,834
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

** Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         DECEMBER 1,
                                                          1993** TO  YEAR ENDED
                                                         OCTOBER 31, OCTOBER 31,
(In Thousands)                                              1994        1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................    $   639     $   829
 Net Realized Gain (Loss)..............................       (713)         83
 Net Change in Unrealized Appreciation (Depreciation)..       (506)        977
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations..........................................       (580)      1,889
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................       (546)       (832)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................     19,156       4,809
   --In Lieu of Cash Distributions.....................        546         832
 Redeemed..............................................     (6,398)     (3,437)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........     13,304       2,204
--------------------------------------------------------------------------------
 Total Increase........................................     12,178       3,261
Net Assets:
 Beginning of Period...................................        --       12,178
--------------------------------------------------------------------------------
 End of Period (2).....................................    $12,178     $15,439
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.........................................      1,932         503
 In Lieu of Cash Distributions.........................         58          88
 Shares Redeemed.......................................       (660)       (359)
--------------------------------------------------------------------------------
                                                             1,330         232
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital.......................................    $13,304     $15,508
 Undistributed Net Investment Income...................         93          90
 Accumulated Net Realized Loss.........................       (713)       (630)
 Unrealized Appreciation (Depreciation)................       (506)        471
--------------------------------------------------------------------------------
                                                           $12,178     $15,439
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

** Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

SIRACH SHORT-TERM RESERVES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         DECEMBER 1,
                                                          1993** TO  YEAR ENDED
                                                         OCTOBER 31, OCTOBER 31,
(In Thousands)                                              1994        1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................   $    738    $  1,161
 Net Realized Loss.....................................        --           (3)
 Net Change in Unrealized Appreciation (Depreciation)..        (17)         25
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.        721       1,183
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................       (634)     (1,160)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................     35,068      11,897
   --In Lieu of Cash Distributions.....................        634       1,158
 Redeemed..............................................    (14,418)    (15,960)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions...............................................     21,284      (2,905)
--------------------------------------------------------------------------------
 Total Increase (Decrease).............................     21,371      (2,882)
Net Assets:
 Beginning of Period...................................        --       21,371
--------------------------------------------------------------------------------
 End of Period (2).....................................   $ 21,371    $ 18,489
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.........................................      3,503       1,186
 In Lieu of Cash Distributions.........................         63         116
 Shares Redeemed.......................................     (1,435)     (1,588)
--------------------------------------------------------------------------------
                                                             2,131        (286)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital.......................................   $ 21,284    $ 18,379
 Undistributed Net Investment Income...................        104         105
 Accumulated Net Realized Loss.........................        --           (3)
 Unrealized Appreciation (Depreciation)................        (17)          8
--------------------------------------------------------------------------------
                                                          $ 21,371    $ 18,489
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

** Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                       YEAR ENDED OCTOBER 31,
                            --------------------------------------------------
                              1991      1992      1993       1994       1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR..................     $8.58    $13.90    $15.03     $19.10     $16.10
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OP-
 ERATIONS
 Net Investment Income
  (Loss)..................      0.07      0.05     (0.01)      0.04       0.11
 Net Realized and
  Unrealized Gain (Loss)..      5.33      1.13      4.68      (0.90)      3.65
--------------------------------------------------------------------------------
  Total From Investment
   Operations.............      5.40      1.18      4.67      (0.86)      3.76
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income....     (0.08)    (0.05)    (0.01)     (0.02)     (0.11)
 Net Realized Gain........       --        --      (0.59)     (2.12)     (0.95)
--------------------------------------------------------------------------------
  Total Distributions.....     (0.08)    (0.05)    (0.60)     (2.14)     (1.06)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR.....................    $13.90    $15.03    $19.10     $16.10     $18.80
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN..............     63.13%     8.50%    31.81%     (4.68)%    25.31%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Year
 (Thousands)..............  $255,118  $358,714  $528,078   $513,468   $498,026
Ratio of Expenses to Aver-
 age Net Assets...........      0.92%     0.90%     0.89%      0.88%      0.85%#
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets...............      0.61%     0.38%    (0.03)%     0.27%      0.64%
Portfolio Turnover Rate...        85%      122%      102%       107%       137%
--------------------------------------------------------------------------------

# For the year ended October 31, 1995, the Ratio of Expenses to Average Net
  Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.

   The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        DECEMBER 1,
                                                         1993** TO  YEAR ENDED
                                                        OCTOBER 31, OCTOBER 31,
                                                           1994        1995
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................    $10.00       $9.66
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.................................      0.10        0.15
 Net Realized and Unrealized Gain (Loss)...............     (0.36)       1.70
-------------------------------------------------------------------------------
  Total From Investment Operations.....................     (0.26)       1.85
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.................................     (0.08)      (0.16)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........................     $9.66      $11.35
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN...........................................     (2.58)%     19.33%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)..................   $80,944    $114,787
Ratio of Expenses to Average Net Assets................      0.92%*      0.86%#
Ratio of Net Investment Income to Average Net Assets...      1.13%*      1.48%
Portfolio Turnover Rate................................       141%        119%
-------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations
 # For the year ended October 31, 1995, the Ratio of Expenses to Average Net
   Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.84%.

   The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         DECEMBER 1,
                                                          1993** TO  YEAR ENDED
                                                         OCTOBER 31, OCTOBER 31,
                                                            1994        1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................    $10.00       $9.35
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..................................      0.27        0.36
 Net Realized and Unrealized Gain (Loss)................     (0.69)       1.39
--------------------------------------------------------------------------------
  Total From Investment Operations......................     (0.42)       1.75
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..................................     (0.23)      (0.35)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........................     $9.35      $10.75
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN............................................     (4.19)%     19.10%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)...................   $99,564     $95,834
Ratio of Expenses to Average Net Assets.................      0.90%*      0.87%#
Ratio of Net Investment Income to Average Net Assets....      3.05%*      3.49%
Portfolio Turnover Rate.................................       158%        158%
--------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations
 # For the year ended October 31, 1995, the Ratio of Expenses to Average Net
   Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.86%.

   The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     DECEMBER 1,
                                                      1993** TO    YEAR ENDED
                                                     OCTOBER 31,   OCTOBER 31,
                                                        1994          1995
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD................    $10.00         $9.16
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income+.............................      0.48          0.58
 Net Realized and Unrealized Gain (Loss)............     (0.91)         0.73
-------------------------------------------------------------------------------
  Total From Investment Operations..................     (0.43)         1.31
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..............................     (0.41)        (0.59)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......................     $9.16         $9.88
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN........................................     (4.33)%++     14.75%++
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)...............   $12,178       $15,439
Ratio of Expenses to Average Net Assets+............      0.75%*        0.76%#
Ratio of Net Investment Income to Average Net As-
 sets+..............................................      5.37%*        6.13%
Portfolio Turnover Rate.............................       230%          165%
-------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations
 + Net of voluntarily waived fees and expenses assumed by the Adviser of $.08 and $.06, respectively, for the period ended October 31, 1994 and the year ended October 31, 1995.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 # For the year ended October 31, 1995, the Ratio of Expenses to Average Net
   Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.75%.

   The accompanying notes are an integral part of the financial statements.

SIRACH SHORT-TERM RESERVES PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      DECEMBER 1,
                                                       1993** TO   YEAR ENDED
                                                      OCTOBER 31,  OCTOBER 31,
                                                         1994         1995
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................    $10.00       $10.03
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income+..............................      0.34         0.59
 Net Realized and Unrealized Loss....................     (0.02)       (0.02)
-------------------------------------------------------------------------------
  Total From Investment Operations...................      0.32         0.57
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...............................     (0.29)       (0.58)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......................    $10.03       $10.02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN.........................................      3.24%++      5.83%++
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)................   $21,371      $18,489
Ratio of Expenses to Average Net Assets+.............      0.50%*       0.52%#
Ratio of Net Investment Income to Average Net As-
 sets+...............................................      3.53%*       5.34%
Portfolio Turnover Rate..............................        13%          38%
-------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations
 + Net of voluntarily waived fees and expenses assumed by the Adviser of $.04 and $.04, respectively, for the period ended October 31, 1994 and the year ended October 31, 1995.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 # For the year ended October 31, 1995, the Ratio of Expenses to Average Net
   Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.50%.

   The accompanying notes are an integral part of the financial statements.

                               SIRACH PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc., formerly known as The Regis Fund, Inc., and UAM Funds Trust, formerly known as The Regis Fund II, (collectively the "UAM Funds"), were organized on October 11, 1988 and May 18, 1994, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Fixed Income Portfolio and Sirach Short-Term Reserves Portfolio (the "Portfolios") are portfolios of UAM Funds, Inc. The Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Fixed Income Portfolio and Sirach Short-Term Reserves Portfolio, each began operations on December 1, 1993. The Sirach Special Equity Portfolio began operations on October 2, 1989. The Sirach Special Equity, Sirach Growth and Sirach Strategic Balanced Portfolios are authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares. No shares of the Portfolios' Institutional Service Class have been issued as of the date of this report. At October 31, 1995, the UAM Funds were comprised of thirty-four active portfolios. The financial statements of the remaining portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolios in the preparation of their financial statements.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at mean of the current bid and asked prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value.

  The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  Paid in capital, undistributed net investment income and accumulated net realized gain (loss) have been adjusted for permanent book-tax differences.

  At October 31, 1995, cost and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:

                                                                        NET
                                   COST   APPRECIATION DEPRECIATION APPRECIATION
     SIRACH PORTFOLIOS            (000)      (000)        (000)        (000)
     -----------------           -------- ------------ ------------ ------------
     Special Equity............. $419,021   $92,481      $(9,452)     $83,029
     Growth.....................  102,580    13,413       (1,724)      11,689
     Strategic Balanced.........   87,054     8,944         (657)       8,287
     Fixed Income...............   14,912       468           (1)         467
     Short-Term Reserves........   18,424        12           (4)           8

                               SIRACH PORTFOLIOS

  At October 31, 1995, the following portfolios had approximate capital loss carryovers for Federal Income tax purposes available to offset future net capital gains through the indicated expiration dates:

                                                            OCTOBER 31,
                                                    ----------------------------
     SIRACH PORTFOLIOS                                 2002     2003    TOTAL
     -----------------                              ---------- ------ ----------
     Growth........................................ $  386,000    --  $  386,000
     Strategic Balanced............................  2,353,000    --   2,353,000
     Fixed Income..................................    626,000    --     626,000
     Short-Term Reserves...........................        --  $4,000      4,000

  3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Any distributions from net investment income are normally declared and paid quarterly. Any realized net capital gains will normally be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized using the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for each Portfolio have been increased to include expense offsets for custodian balance credits.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

B. ADVISORY SERVICES. Under the terms of an Investment Advisory Agreement, Sirach Capital Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at a fee calculated at an annual rate of average daily net assets, as follows:

                               SIRACH PORTFOLIOS

   SIRACH PORTFOLIOS                                                       RATE
   -----------------                                                       -----
   Special Equity......................................................... 0.70%
   Growth................................................................. 0.65%
   Strategic Balanced..................................................... 0.65%
   Fixed Income........................................................... 0.65%
   Short-Term Reserves.................................................... 0.40%

The Adviser has voluntarily agreed to waive a portion of its advisory fees and/or assume certain expenses, if necessary, if the annual operating expenses, after the effects of expense offsets arrangement, of Sirach Fixed Income Portfolio and Sirach Short-Term Reserves Portfolio exceed 0.75% and 0.50%, respectively, of average daily net assets.

C. ADMINISTRATIVE SERVICES. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ("CGFSC") (the "Administrator"), formerly Mutual Funds Service Company ("MFSC"), provides administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month upon inception of a portfolio to $70,000 annually after two years. In addition, the Portfolios are charged certain out of pocket expenses by the Administrator. Prior to September 1, 1995, MFSC was an affiliate of the United States Trust Company of New York and provided administrative services to the UAM Funds under the same terms, conditions and fees as stated above.

D. DISTRIBUTION SERVICES. UAM Fund Distributors, Inc. (the "Distributor"), formerly known as RFI Distributors (a division of Regis Retirement Plan Services, Inc.), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

E. PURCHASES AND SALES. During the year ended October 31, 1995, purchases and sales of investment securities other than U.S. Government and Agency securities and short-term securities were:

                                                              PURCHASES  SALES
   SIRACH PORTFOLIOS                                            (000)    (000)
   -----------------                                          --------- --------
   Special Equity............................................ $558,640  $595,903
   Growth....................................................  111,032    85,688
   Strategic Balanced........................................   84,745   140,266
   Fixed Income..............................................    9,243     9,556
   Short-Term Reserves.......................................      --      1,250

                               SIRACH PORTFOLIOS

Purchases and sales of long-term U.S. Government securities were $52,557,000 and $6,452,000, respectively, for Sirach Strategic Balanced Income Portfolio, $12,595,000 and $11,038,000, respectively, for Sirach Fixed Income Portfolio and $1,019,000 and $727,000, respectively, for Sirach Short-Term Reserves Portfolio. There were no purchases or sales of long-term government securities for Sirach Special Equity Portfolio and Sirach Growth Portfolio.

F. DIRECTORS' FEES. Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of the UAW Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

G. LINE OF CREDIT. The Sirach Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of portfolio shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on their average daily unused portion of the line of credit. During the year ended October 31, 1995, there were no borrowings under the agreement.

H. OTHER. At October 31, 1995, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                           NO. OF
   SIRACH PORTFOLIOS                                    SHAREHOLDERS % OWNERSHIP
   -----------------                                    ------------ -----------
   Growth..............................................       1         15.1%
   Fixed Income........................................       2         29.5%
   Short-Term Reserves.................................       3         71.7%

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
 Sirach Special Equity Portfolio
 Sirach Growth Portfolio
 Sirach Strategic Balanced Portfolio
 Sirach Fixed Income Portfolio
 Sirach Short-Term Reserves Portfolio

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Fixed Income Portfolio and Sirach Short-Term Reserves Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 14, 1995


-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED):

Sirach Special Equity Portfolio hereby designates $30,438,000 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return. For the period ended October 31, 1995, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 26.1% for Sirach Special Equity Portfolio, 67.1% for Sirach Growth Portfolio and 16.8% for Sirach Strategic Balanced Portfolio.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                          ICM FIXED INCOME PORTFOLIO

-------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

Norton H. Reamer           William A. Humenuk
Director, President        Director
and Chairman
                           Peter M. Whitman, Jr.
Mary Rudie Barneby         Director
Director and Executive
Vice President             William H. Park
                           Vice President and
John T. Bennett, Jr.       Assistant Treasurer
Director
                           Karl O. Hartmann
J. Edward Day              Secretary
Director
                           Robert R. Flaherty
Philip D. English          Treasurer
Director
                           Harvey M. Rosen
                           Assistant Secretary

-------------------------------------------------------------------------------
INVESTMENT ADVISER
 Investment Counselors of Maryland, Inc.
 803 Cathedral Street, Baltimore, MD 21201

-------------------------------------------------------------------------------
ADMINISTRATOR
 The Chase Manhattan Bank, N.A.
 73 Tremont Street, Boston, MA 02108-3913

-------------------------------------------------------------------------------
CUSTODIAN
 Morgan Guaranty Trust Company of New York
 60 Wall Street, New York, NY 10260

-------------------------------------------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 One International Place, 44th Floor Boston, MA 02110

-------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                                   UAM FUNDS

                                   ICM FIXED
                                    INCOME
                                   PORTFOLIO



-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1995

Dear Shareholders:

Performance results for the ICM Fixed Income Portfolio are shown below. For the quarter ended October 31, 1995, the Portfolio returned 3.53% versus 3.52% for the Lehman Brothers Aggregate Index. A strong finish helped boost the Portfolio to the best fiscal year performance in its three year history. For the fiscal year ended October 31, 1995 the Portfolio returned 15.11% versus 15.65% for the Benchmark Index. Performance is presented after investment advisory and administration fees. Before fees, the Portfolio returned 3.65% for the quarter and 15.75% for the fiscal year ended October 31, 1995.

                                                                         1 YEAR
                                                                3 MONTHS  ENDED
                                                                 ENDED   OCTOBER
                                                        OCTOBER OCTOBER    31,
                                                         1995   31, 1995  1995
                                                        ------- -------- -------
ICM Fixed Income Portfolio.............................  1.36%   3.53%   15.11%
Lehman Brothers Aggregate Index........................  1.30%   3.52%   15.65%

THE FIXED INCOME MARKET--ANNUAL REVIEW Sharply lower interest rates propelled the Lehman Brothers Aggregate Index to its highest return in ten years. Following the 1994 mid-November Treasury refunding, which supplied almost $30 billion in bonds to the market, interest rates began a steady downward trend. By November 1995, yields had fallen by almost 200 basis points across the Treasury maturity spectrum. During this period, yields on Treasury Two-Year Notes, for example, declined from 7.75% to 5.50%, while yields on 30 Year Bonds fell from 8.18% to 6.33%.

The bull market of 1995 did not begin in the most favorable environment for bonds. The market initiated a rally in November despite a sixth Federal Reserve Bank tightening, derivative risk management concerns, and GDP growth that exceeded 5%. But, by the spring, mounting inventories of productive goods, slower job growth and sluggish economies overseas provided solid fundamental reasons to own fixed income securities. Market participants relieved the buying pressure only briefly in July by selling bonds in order to take profits and prepare for more Treasury supply in August. However, evidence that the U.S. economy has achieved a "soft landing" (defined as a sustainable, non-inflationary economic growth rate) and the perception that Congress and the President will agree to a credible deficit reduction package fueled late summer buying, which brought rates to their current low levels.

MARKET SECTOR REVIEW Although Treasury securities led the way, corporate bonds benefited the most during the year. Lower overall yields and narrower credit spreads to Treasuries combined to push corporate security returns to the top of the relative performance chart. Salomon Brothers estimates that the Y-T-D duration-adjusted performance for the corporate sector reached 129 basis points above Treasuries by the end of October. In the mortgage-backed market, yield spreads widening to Treasuries late in the summer erased the strong relative performance experienced earlier in the year. Market participants required higher yields to offset prepayment risk and the uncertainty surrounding accounting and regulatory rule changes for some insurance companies and banks.

The U.S. market was a winner globally as well. Only Japan, Belgium and Finland posted currency-hedged returns significantly higher than the U.S. market over the year ended October 31, 1995, according to Lehman Brothers.

THE ICM FIXED INCOME PORTFOLIO OVERVIEW Although we are very pleased to report a 15.11% return for the fiscal year, we accomplished only one of the two performance goals we established internally for the Portfolio. The goal we achieved was to deliver a return, before fees, that exceeded the Benchmark Index. We cleared this hurdle by 10 basis points. The other objective, which we did not achieve, was to deliver a return, net of fees, higher than the Benchmark Index. We will continue to make adjustments and improve our process in order to accomplish both goals during fiscal year 1996. As always, our attempts to improve performance are considered within the context of minimizing risk.

Shareholders benefited from a major adjustment we initiated in April: a reduction in the maximum shareholder fee, from 84 to 50 basis points annually. This change makes the Portfolio fee structure extremely competitive, especially for a fund that offers tactical foreign allocation.

QUARTERLY REVIEW Maintaining more interest rate risk than the market index provided a lift to performance over the past quarter. Domestic interest rate exposure on average exceeded index duration by around 5%. The foreign allocation, down from a high of 15% in August to 3%, contributed positively to performance as well. On the domestic front, the Portfolio experienced a few shifts in sector allocation. In order to increase yield and exposure to an undervalued sector, we increased mortgage holdings from 22% to 27%. Corporate holdings also increased to a near-market weighting of 18%. Foreign allocations, which included French and Canadian 10 Year Notes, provided positive quarterly returns, although political instability and market concerns about the future of the European Monetary Union hurt French bond performance relative to the U.S. Canadian notes purchased in September, on the other hand, provided strong relative performance after buyers found the 200 basis points yield spread above U.S. Treasuries ample compensation for the political risks surrounding the Quebec sovereignty referendum.

DERIVATIVE SECURITIES The Portfolio uses the following derivative instruments:
Futures, Options, Collateralized Mortgage Obligations (CMOs) and Mortgage Pass-through Securities. At quarter end, October 31, 1995, the Portfolio held interest rate futures on U.S. Five-Year Notes. These instruments provide a hedge against declining interest rates. Put options, which composed less than 1% of the Portfolio, will help offset possible price declines in the 30 Year Treasury Bond until late November. At that time, new option positions will be considered. The Portfolio also purchased in late October Australia 10 year bond futures in order to benefit from better prospective performance abroad. Collateralized Mortgage Obligations composed 8% of the Portfolio. Most of these issues maintain simple structures and none is levered. The well-seasoned collateral underlying most of these CMOs enhances their appeal as substitutes for mortgage pass-throughs. The allocation to mortgage pass-throughs (18%) has provided high relative income, superior credit quality and liquidity.

OUTLOOK In this low inflation environment, we remain constructive on the bond market. Current events, however, compel us to remain neutral on the near-term expectation of significantly lower rates. Intense negotiations and brinkmanship in Washington relating to the government debt ceiling, a deficit reduction package and the current budget may raise the political risk premium on U.S. Treasury yields. In addition, evidence that most market participants are at least fully invested ahead of inevitable Treasury debt supply clouds the technical picture as well. The relatively flat shape of the yield curve also leaves little margin for error if events heat up in Washington or the economy shows more signs of life; we are, after all, currently growing at a 2-3% real rate. An unbiased forecast extracted from the current curve reflects a sanguine view on long-term rates, and prices on Federal Funds futures for settlement next spring already reflect a 50 basis points reduction on overnight rates.

A neutral/slightly long posture on interest rate risk means that we must work extra hard to find other ways to add value to the Portfolio. Several sectors may provide these opportunities. If mortgage pass-through yield spreads continue to widen to Treasuries, we will increase the allocation to this sector. Wider spreads will amply compensate investors for assuming current prepayment and market uncertainty. The foreign market also continues to provide opportunity on a selective basis. High real yields in Canada, Germany, and France are attractive, especially against the backdrop of political uncertainty and higher volatility in the U.S. market.

Respectfully submitted,


/s/ Dan Shackelford

Dan Shackelford, CFA

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waiver (also expenses assumed by the Adviser), total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------
   COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN THE ICM FIXED
           INCOME PORTFOLIO AND THE LEHMAN BROTHERS AGGREGATE INDEX.

                   ----------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 1995
                   ----------------------------------------
                        1 YEAR            SINCE 11/3/92*
                   ----------------------------------------
                        15.11%                6.70%
                   ----------------------------------------

                             [GRAPH APPEARS HERE]

                                  11/3/92* 10/31/93  10/31/94  10/31/95
                                  -------  --------  --------  --------
ICM FIXED INCOME PORTFOLIO+       100,000  110,380   105,490   121,430
LEHMAN BROTHERS AGGREGATE INDEX+  100,000  111,870   107,760   124,624

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations

** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.

+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions.

                      Definition of the Comparative Index
                      -----------------------------------

The Lehman Brothers Aggregate Index is an unmanaged fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

Please note that one can not invest in an unmanaged index.

ICM FIXED INCOME PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                  FACE
                                                                 AMOUNT  VALUE
                                                                 (000)  (000)+

-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (18.0%)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (11.6%)
 American General Finance
  8.125%, 8/15/09............................................... $  250 $   279
 Associates Corp. of North America
  8.375%, 1/15/98...............................................     25      26
 Commercial Credit Corp.
  8.70%, 6/15/09................................................    100     118
 Ford Motor Credit Corp.
  6.70%, 8/2/00.................................................    250     254
 General Electric Capital Corp.
  8.85%, 4/1/05.................................................    350     406
 General Motors Acceptance Corp.
  8.875%, 6/1/10................................................     50      60
 Household Finance Corp.
  8.875%, 7/5/99................................................     50      51
 Morgan Stanley, Inc.
  5.65%, 6/15/97................................................    350     348
 Norwest Financial, Inc.
  6.23%, 9/1/98.................................................    300     301
 U.S. West Capital, Inc.
  8.40%, 9/15/99................................................    100     107
                                                                        -------
                                                                          1,950
-------------------------------------------------------------------------------
INDUSTRIAL (2.9%)
 American Home Products
  7.70%, 2/15/00................................................    250     264
 Dow Chemical Co.
  8.55%, 10/15/09...............................................     25      29
 EG & G, Inc.
  6.80%, 10/15/05...............................................    200     199
                                                                        -------
                                                                            492
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                  FACE
                                                                 AMOUNT  VALUE
                                                                 (000)  (000)+

-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--(CONTINUED)
-------------------------------------------------------------------------------
TRANSPORTATION (2.6%)
 Boeing Co.
  7.95%, 8/15/24................................................ $  250 $   282
 Ryder System, Inc.
  7.30%, 10/30/00...............................................    150     156
                                                                        -------
                                                                            438
-------------------------------------------------------------------------------
UTILITIES (0.9%)
 Commonwealth Edison Co.
  8.00%, 10/15/03...............................................     10      11
 General Telephone of California
  7.75%, 12/1/98................................................    100     100
 General Telephone of Wisconsin
  7.50%, 3/1/02.................................................     10      10
 New York Electric & Gas
  6.50%, 9/1/98.................................................     15      15
 Ohio Power Co.
  7.75%, 10/1/02................................................     10      10
                                                                        -------
                                                                            146
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $2,913)...................          3,026
-------------------------------------------------------------------------------
YANKEE BOND (0.7%)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (0.7%)
 InterAmerica Development Bank
  8.40%, 9/1/09 (COST $109).....................................    100     117
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES (18.4%)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. (4.2%)
 Pool #E48794, 15 yr. Guarantee
  6.50%, 7/1/08.................................................    115     115
 Pool #E00292, Gold
  6.50%, 4/1/09.................................................    319     317
 Pool #845640
 *7.833%, 8/1/23................................................    270     276
                                                                        -------
                                                                            708
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                  FACE
                                                                 AMOUNT  VALUE
                                                                 (000)  (000)+

-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES--(CONTINUED)
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (7.1%)
 Pool #55343
  9.50%, 10/1/17................................................ $   19 $    20
 Pool #50993
  7.00%, 2/1/24.................................................    457     453
 Pool #311025
  8.00%, 5/1/25.................................................    445     457
 Pool #322345
  7.50%, 9/1/25.................................................    250     253
                                                                        -------
                                                                          1,183
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (7.1%)
 Pool #17084
  8.00%, 9/15/07................................................     28      28
 Pool #20335
  8.00%, 10/15/07...............................................     41      43
 Pool #400216
  7.00%, 5/15/09................................................    228     232
 Pool #109599
  12.00%, 1/15/14...............................................     61      70
 Pool #311575
  7.50%, 2/15/23................................................    399     405
 Pool #780241
  8.00%, 9/15/25................................................    399     411
                                                                        -------
                                                                          1,189
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS THROUGH SECURITIES
 (COST $3,071)..................................................          3,080
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                  FACE
                                                                 AMOUNT  VALUE
                                                                 (000)  (000)+

-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (8.3%)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (8.2%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.3%)
 Series 1544-E
  6.25%, 6/15/08................................................ $  200 $   200
 Series 1003-C
  8.50%, 12/15/16...............................................     14      14
                                                                        -------
                                                                            214
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.9%)
 Series 1991 21-H
  7.00%, 12/25/19...............................................    203     204
 Series G92-30 H
  7.00%, 1/25/20................................................     46      46
 Series G92-15 G PAC (11)
  7.00%, 4/25/20................................................    295     294
 Series G19-H PAC
  8.40%, 6/25/20................................................    200     214
 Series G92-11 J PAC (11)
  7.00%, 4/25/21................................................    400     394
                                                                        -------
                                                                          1,152
                                                                        -------
                                                                          1,366
-------------------------------------------------------------------------------
OTHER (0.1%)
 FBC Mortgage Securities Trust Series 7-B
 *6.463%, 1/25/17...............................................      2       2
 Morgan Stanley Mortgage Trust Series Y3
  8.95%, 3/1/16.................................................     22      23
                                                                        -------
                                                                             25
-------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $1,421).........          1,391
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                FACE
                                                               AMOUNT    VALUE
                                                                (000)   (000)+

-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES (51.0%)
-------------------------------------------------------------------------------
STUDENT LOAN MARKETING ASSOCIATION (1.5%)
 *5.77%, 3/3/97.............................................. $     250 $   250
-------------------------------------------------------------------------------
U.S. TREASURY BOND (16.1%)
  7.50%, 11/15/16............................................     2,405   2,708
-------------------------------------------------------------------------------
U.S. TREASURY NOTES (33.4%)
 **6.75%, 2/28/97............................................     1,700   1,725
  5.875%, 7/31/97............................................       390     392
  5.125%, 3/31/98............................................       470     464
  5.125%, 4/30/98............................................     1,000     987
  6.375%, 7/15/99............................................       200     204
  7.50%, 11/15/01............................................       650     703
  6.375%, 8/15/02............................................     1,035   1,063
  7.25%, 8/15/04.............................................        50      54
                                                                        -------
                                                                          5,592
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $8,275)....             8,550
-------------------------------------------------------------------------------
                                                              CONTRACTS
-------------------------------------------------------------------------------
PURCHASED OPTION (0.0%)
-------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION
 #U.S. Long Bond put, expiring 12/95, strike price U.S. $114
  (COST $2)..................................................       114       1
-------------------------------------------------------------------------------
                                                                FACE
                                                               AMOUNT
                                                                (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.2%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.6%)
 J.P. Morgan Securities, Inc. 5.35%, dated 10/31/95, due
 11/1/95, to be repurchased at $270, collateralized by $239
 U.S. Treasury Bond 7.50%, due 11/15/16, valued at $276...... $     270     270
-------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION (0.6%)
 **U.S. Treasury Bill, 11/2/95...............................       100     100
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $370).....................               370
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.6%) (COST $16,161).....................            16,535
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                        VALUE
                                                                       (000)+

-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.4%)
-------------------------------------------------------------------------------
 Interest Receivable...........................................        $   231
 Receivable from Investment Adviser............................             17
 Other Assets..................................................             13
 Payable for Administrative Fees...............................             (7)
 Payable for Daily Variation on Futures Contracts..............             (3)
 Payable for Directors' Fees...................................             (1)
 Other Liabilities.............................................            (20)
                                                                       -------
                                                                           230
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 1,606,703 outstanding $0.001 par value
  Institutional Class shares (authorized 50,000,000 shares)....        $16,765
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.......        $ 10.43
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+   See Note A to Financial Statements.
* Variable/floating rate security--rate disclosed is as of October 31, 1995. ** A portion of this security was pledged to cover margin requirements for open futures contracts.
#   Non-income producing security.
PAC Planned Amortization Class

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS

                                                                       YEAR
                                                                       ENDED
                                                                    OCTOBER 31,
(In Thousands)                                                         1995
-------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest....................................................         $1,008
-------------------------------------------------------------------------------
  Total Income...............................................          1,008
-------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees................................................. $ 76
  Less: Fees Waived..........................................  (76)      --
                                                              ----
 Administrative Fees--Note C.................................             82
 Printing Fees ..............................................             17
 Audit Fees..................................................             13
 Custodian Fees..............................................             12
 Registration and Filing Fees................................              5
 Directors' Fees--Note F.....................................              3
 Legal Fees..................................................              2
 Other Expenses..............................................              2
 Expenses Assumed by the Adviser--Note B.....................            (41)
-------------------------------------------------------------------------------
  Total Expenses.............................................             95
 Expense Offset--Note A......................................             (2)
-------------------------------------------------------------------------------
  Net Expenses...............................................             93
-------------------------------------------------------------------------------
NET INVESTMENT INCOME........................................            915
-------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS):
 Investments.................................................             (9)
 Written Options.............................................              1
 Futures Contracts...........................................             38
-------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON INVESTMENTS, WRITTEN OPTIONS AND
 FUTURES CONTRACTS ..........................................             30
-------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS
 AND FUTURES CONTRACTS.......................................          1,098
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS, WRITTEN OPTIONS AND FUTURES
 CONTRACTS...................................................          1,128
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........         $2,043
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED  YEAR ENDED
                                                         OCTOBER 31, OCTOBER 31,
(In Thousands)                                              1994        1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................    $   686     $   915
 Net Realized Gain (Loss)..............................       (218)         30
 Net Change in Unrealized Appreciation (Depreciation)..     (1,083)      1,098
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations..........................................       (615)      2,043
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................       (626)       (813)
 Net Realized Gain.....................................       (113)        --
 In Excess of Net Realized Gain........................         (6)        --
--------------------------------------------------------------------------------
  Total Distributions..................................       (745)       (813)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................      3,189       7,677
   --In Lieu of Cash Distributions.....................        709         788
 Redeemed..............................................     (2,402)     (5,531)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........      1,496       2,934
--------------------------------------------------------------------------------
 Total Increase........................................        136       4,164
Net Assets:
 Beginning of Year.....................................     12,465      12,601
--------------------------------------------------------------------------------
 End of Year (2).......................................    $12,601     $16,765
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) Shares Issued and Redeemed:
  Shares Issued........................................        313         750
  In Lieu of Cash Distributions........................         72          78
  Shares Redeemed......................................       (243)       (541)
--------------------------------------------------------------------------------
                                                               142         287
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) Net Assets Consist of:
  Paid in Capital......................................    $13,438     $16,379
  Undistributed Net Investment Income..................        --          134
  Accumulated Net Realized Loss........................       (111)       (120)
  Unrealized Appreciation (Depreciation)...............       (726)        372
--------------------------------------------------------------------------------
                                                           $12,601     $16,765
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            NOVEMBER 3,    YEARS ENDED
                                             1992** TO     OCTOBER 31,
                                            OCTOBER 31,  -------------------
                                               1993       1994        1995
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......   $ 10.00    $ 10.58     $  9.55
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income+....................      0.51       0.52        0.59
 Net Realized and Unrealized Gain (Loss)...      0.51      (0.98)       0.82
-------------------------------------------------------------------------------
  Total from Investment Operations.........      1.02      (0.46)       1.41
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.....................     (0.44)     (0.48)      (0.53)
 Net Realized Gain.........................       --       (0.09)        --
-------------------------------------------------------------------------------
  Total Distributions......................     (0.44)     (0.57)      (0.53)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............   $ 10.58    $  9.55     $ 10.43
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN...............................     10.38%++   (4.43)%++   15.11%++
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)......   $12,465    $12,601     $16,765
Ratio of Expenses to Average Net Assets+...      0.84%*     0.84%       0.63%#
Ratio of Net Investment Income to Average
 Net Assets+...............................      5.41%*     5.26%       6.04%
Portfolio Turnover Rate....................        65%        82%         49%
-------------------------------------------------------------------------------

* Annualized.
** Commencement of Operations.
+ Net of voluntarily waived fees and expenses assumed by the Adviser of $0.03, $0.04 and $0.08 per share for the period ended October 31, 1993, and the years ended October 31, 1994 and 1995, respectively.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
# The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.61%.

   The accompanying notes are an integral part of the financial statements.

                          ICM FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc., formerly known as The Regis Fund, Inc., and UAM Funds Trust, formerly known as The Regis Fund II, (collectively the "UAM Funds") were organized on October 11, 1988 and May 18, 1994, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The ICM Fixed Income Portfolio (the "Portfolio"), a portfolio of the UAM Funds, Inc., began operations on November 3, 1992. At October 31, 1995, the UAM Funds were comprised of thirty-four active portfolios. The financial statements of the remaining portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolio in the preparation of its financial statements.

  1. SECURITY VALUATION: Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value.

  The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  Paid in capital, undistributed net investment income and accumulated net realized loss have been adjusted for permanent book-tax differences. Reclassifications between undistributed net investment income and accumulated net realized loss arose principally from differing book and tax treatments for foreign currency transactions; reclassifications between paid in capital and accumulated net realized loss arose principally from differing book and tax treatments for in-kind redemptions (Note A6).

  At October 31, 1995, the Portfolio's cost for Federal income tax purposes was $16,172,000. Net unrealized appreciation for Federal income tax purposes aggregated $363,000, of which $411,000 related to appreciated securities and $48,000 related to depreciated securities.

  For the year ended October 31, 1995, the Portfolio had a capital loss carryover for Federal income tax purposes of approximately $110,000, which will expire October 31, 2002.

  3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                          ICM FIXED INCOME PORTFOLIO

  4. FUTURES CONTRACTS. The Portfolio's purchases and sales of futures contracts are designed to hedge a portion of its investments against changes in value or as an alternative to purchasing or selling actual securities. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount in cash or securities ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio each day and are recorded for financial reporting purposes as unrealized appreciation or depreciation. When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the statement of operations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts involve market risk in excess of the amounts recognized in the statement of net assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

  The Portfolio had the following futures contracts open at October 31, 1995:

                                                                         NET
                                      NUMBER   AGGREGATE             UNREALIZED
                                        OF     FACE VALUE EXPIRATION GAIN (LOSS)
   CONTRACTS                         CONTRACTS   (000)       DATE       (000)
   ---------                         --------- ---------- ---------- -----------
   Purchases:
    Australian 10 Year Bond.........      5      A$ 603     Dec-95      US$(3)
    U.S. Treasury 5 Year Note.......      5      US$542     Dec-95          1
                                                                        -----
                                                                        US$(2)
                                                                        =====

  A$--Australian Dollar

  5. PURCHASED AND WRITTEN OPTIONS: The Portfolio may write covered call and put options. Premiums are received and are recorded as liabilities, and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. By writing a call option, a Portfolio foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. Possible losses from written options may be unlimited.

  The Portfolio may also purchase call and put options on their portfolio securities. The Portfolio may purchase call and put options to close out covered call and put positions or to protect against an increase in the price of the security it anticipates purchasing. Possible losses from purchased options cannot exceed the total amount invested.

                          ICM FIXED INCOME PORTFOLIO

  During the 12 months ended October 31, 1995, the Portfolio participated in writing covered call and put options. The Portfolio had option activity as follows:

                                                             NUMBER OF PREMIUMS
                                                             CONTRACTS  (000)
                                                             --------- --------
   Options outstanding at October 31, 1994..................      0       $0
   Options written during the period........................      5        2
   Options cancelled in closing transactions during the
    period..................................................     (5)      (2)
                                                                ---      ---
   Options outstanding at October 31, 1995..................      0      $ 0
                                                                ===      ===

  6. IN-KIND TRANSACTIONS: For the year ended October 31, 1995, the Portfolio realized losses of $11,000 from in-kind redemptions.

  7. DISTRIBUTIONS TO SHAREHOLDERS: Any distributions from net investment income are declared and paid quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments, futures and options, and permanent differences as presented in Note A2.

  8. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees have been adjusted to include expense offsets for custodian balance credits.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

B. ADVISORY SERVICES. Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation (UAM), provides investment advisory services to the Portfolio under an Investment Advisory Agreement. Under the terms of the agreement, the Adviser is paid a fee calculated at an annual rate of 0.50% of the Portfolio's average daily net assets. Effective April 1, 1995, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses on behalf of the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offsets arrangements, from exceeding 0.50% of average daily net assets. Prior to April 1, 1995, the Adviser had voluntarily agreed to waive a portion of its advisory fees and to assume expenses on behalf of the Portfolio, if necessary, in order to keep the Portfolio's annual operating expenses, after the effects of expense offsets arrangements, from exceeding 0.84% of average daily net assets.

                          ICM FIXED INCOME PORTFOLIO

C. ADMINISTRATIVE SERVICES. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ("CGFSC") (the "Administrator"), formerly Mutual Funds Service Company ("MFSC"), provides administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month upon inception of a portfolio to $70,000 annually after two years. In addition, the Portfolio is charged certain out of pocket expenses by the Administrator. Prior to September 1, 1995, MFSC was an affiliate of the United States Trust Company of New York and provided administrative services to the UAM Funds under the same terms, conditions and fees as stated above.

D. DISTRIBUTION SERVICES. UAM Fund Distributors, Inc. (the "Distributor"), formerly known as RFI Distributors (a division of Regis Retirement Plan Services, Inc.), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

E. PURCHASES AND SALES. During the year ended October 31, 1995, the Portfolio made purchases of $1,727,000 and sales of $713,000 of investment securities other than U.S. Government and Agency and short-term securities. Purchases and sales of long-term U.S. Government and Agency securities totaled $8,948,000 and $5,830,000, respectively.

F. DIRECTORS' FEES. Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of the UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending board meetings.

G. LINE OF CREDIT. The ICM Fixed Income Portfolio, along with certain other portfolios of the UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of portfolio shares. Interest is charged to each participating portfolio based on its borrowings at rate per annum equal to the Federal Funds Rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on their average daily unused portion of the line of credit. During the year ended October 31, 1995, there were no borrowings under the agreement.

H. OTHER. At October 31, 1995, 59.5% of total shares outstanding were held by four record shareholders owning 10% or greater of the aggregate total shares outstanding.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
ICM Fixed Income Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICM Fixed Income Portfolio (the "Portfolio"), a Portfolio of UAM Funds, Inc., at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse llp

Boston, Massachusetts
December 14, 1995

-------------------------------------------------------------------------------

                                   UAM FUNDS
                         RICE, HALL, JAMES SMALL CAP
                                   PORTFOLIO

-------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

Norton H. Reamer                                   William A. Humenuk
Director, President                                Director
and Chairman
                                                   Peter M. Whitman, Jr.
Mary Rudie Barneby                                 Director
Director and
Executive Vice President                           William H. Park
                                                   Vice President and
John T. Bennett, Jr.                               Assistant Treasurer
Director
                                                   Karl O. Hartmann
J. Edward Day                                      Secretary
Director
                                                   Robert R. Flaherty
Philip D. English                                  Treasurer
Director
                                                   Harvey M. Rosen
                                                   Assistant Secretary

-------------------------------------------------------------------------------
INVESTMENT ADVISER
 Rice, Hall, James & Associates
 600 West Broadway, Suite 1000San Diego, CA 92101

-------------------------------------------------------------------------------
ADMINISTRATOR
 The Chase Manhattan Bank, N.A.
 73 Tremont Street, Boston, MA 02108-3913

-------------------------------------------------------------------------------
CUSTODIAN
 Morgan Guaranty Trust Company of New York
 60 Wall Street, New York, NY 10260

-------------------------------------------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 One International Place, 44th Floor Boston, MA 02110

-------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.


-------------------------------------------------------------------------------

                                   UAM FUNDS

                                  RICE, HALL,
                                  JAMES SMALL
                                 CAP PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1995

Dear Shareholders:

October 31, 1995 marked the year-end for the Rice, Hall, James Small Cap Portfolio. We are extremely satisfied with the fourth quarter and year-end results as outlined below:

                                                                         AVERAGE
                                                                         ANNUAL
                                      QUARTER    YEAR   7/1/94*   YEAR   7/1/94*
                                       ENDED    ENDED   THROUGH   ENDED  THROUGH
                                      10/31/95 10/31/95 10/31/95 9/30/95 9/30/95
                                      -------- -------- -------- ------- -------
RHJ Small Cap Portfolio..............  +5.10%  +42.59%  +58.85%  +49.73% +47.80%
Russell 2000.........................  -0.75%  +18.35%  +26.07%  +23.04% +24.63%
S & P 500............................  +4.10%  +26.41%  +35.55%  +29.71% +28.01%
Value Line**.........................  -1.79%  +10.15%  +15.47%  +14.97% +16.07%

--------
 * Commencement of Operations
** excludes dividend income

We were pleased to register a +5.10% gain for the quarter ended October 31, 1995, while the Russell 2000 had a return of -0.75%. The Standard & Poor's 500 Index, representative of large capitalization stocks, continued with the quarter's best performance of the major indices at +4.10%.

For the year ended October 31, 1995, the Portfolio produced an impressive gain of +42.59%, comfortably outdistancing the indices in the above table. While we might reasonably expect to outperform the Standard & Poor's 500 Index over time due to the small cap nature of the Portfolio, it should be noted that prices of small company stocks are generally more volatile than those of large company stocks, continuing to widen the performance spread between the Portfolio and the Russell 2000 is a much more difficult challenge.

Our research focus remains on smaller capitalized companies ($40 million to $500 million) where we believe fundamental change will provide a catalyst to upward movement in the stock price. Ideally we look for companies that have strong positions in unique market niches and well above-average management teams. Maximum capital appreciation is the primary goal of the Portfolio, current income generation is not a consideration and volatility may be high. No derivative investments were used during this period.

For the fiscal year just ended, technology holdings represented the highest percentage commitment in the Portfolio. At year end, our commitment to this sector was 19% of the Portfolio's net assets virtually unchanged from the previous quarter in spite of the fact that substantial gains were realized from this sector. No other industry represented more than 12% in the 67 stock portfolio; however, basic resources, retail and consumer non-durables represented just over 26% in aggregate. No single holding represented more than 3.5% of the total Portfolio's net assets.

We remarked last quarter that the powerful moves in the technology stocks raised a yellow flag, but that we still felt, the high technology weighting would positively effect the Portfolio's return, albeit with greater volatility.

Certainly, the last quarter demonstrated increased volatility in the technology area, particularly on the downside. We believe that this correction in the sector is healthy and provides numerous opportunities for purchase, however selectivity has become more important than ever. We have no intention of reducing exposure to the technology sector at this time, but will continue to search for unrecognized opportunities in all industries.

Sincerely,

Rice, Hall, James & Associates













                    DEFINITIONS OF THE COMPARATIVE INDICES
                    --------------------------------------

Note: The Russell 2000 is defined under the performance comparison line graph.

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Value Line is an unmanaged index composed of over 1,600 stocks in the Value Line Investment Survey.

Comparisons of performance assume reinvestment of dividends.

Please note that one can not invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The total return for the Portfolio would have been lower had certain fees not been waived or expenses assumed by the Adviser. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------

         COMPARISON OF CHANGES IN VALUE OF $100,000 PURCHASED IN THE RICE, HALL, JAMES SMALL CAP PORTFOLIO AND THE RUSSELL 2000 INDEX


--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS**
                       FOR PERIOD ENDED OCTOBER 31, 1995
--------------------------------------------------------------------------------
                   1 YEAR                           SINCE 7/1/94*
--------------------------------------------------------------------------------
                    42.59%                             41.46%
--------------------------------------------------------------------------------


                     RICE,HALL, JAMES       RUSSELL 2000
                    SMALL CAP PORTFOLIO         INDEX
7/1/94*                    100,000             100,000
      10/31/94             111,400             106,510
      10/35/95             158,845             126,055

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations

**Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce to performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.


                      Definition of the Comparative Index
                      -----------------------------------

The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies.

Please note that one can not invest in an unmanaged index.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                         VALUE
                                                                 SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS (92.4%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.2%)
 *Whittaker Corp. .............................................. 11,000 $   219
-------------------------------------------------------------------------------
BANKS (1.0%)
 Lafayette American Bank and Trust Co. ......................... 20,000     180
-------------------------------------------------------------------------------
BASIC RESOURCES (9.8%)
 *Dravo Corp. .................................................. 15,000     186
 Harmon Industries, Inc. ....................................... 18,000     255
 Layne, Inc. ................................................... 27,000     223
 NN Ball & Roller, Inc. ........................................ 10,000     208
 *Park-Ohio Industries.......................................... 20,000     275
 *Richey Electronics, Inc. ..................................... 17,000     145
 Universal Stainless & Alloy Products, Inc. .................... 20,000     250
 *Whitehall Corp. ..............................................  8,000     299
                                                                        -------
                                                                          1,841
-------------------------------------------------------------------------------
CONSTRUCTION (2.5%)
 Cavalier Homes, Inc. .......................................... 15,625     265
 Monarch Cement Co. ............................................ 17,200     215
                                                                        -------
                                                                            480
-------------------------------------------------------------------------------
CONSUMER DURABLES (5.2%)
 *First Alert, Inc. ............................................ 18,000     274
 *Temtex Industries, Inc. ...................................... 42,500     175
 TurboChef, Inc. ............................................... 13,000     341
 Wynn's International, Inc. ....................................  7,000     193
                                                                        -------
                                                                            983
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (5.2%)
 Opta Food Ingredients, Inc. ................................... 20,000     295
 Riser Foods, Inc., Class A..................................... 20,000     275
 Seaboard Corp. ................................................    600     158
 Unimark Group, Inc. ........................................... 30,000     263
                                                                        -------
                                                                            991
-------------------------------------------------------------------------------
ELECTRONICS (6.0%)
 *Burr-Brown Corp. .............................................  9,000     279
 *Franklin Electronic Publishers, Inc. .........................  6,000     248

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                  SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
ELECTRONICS--(CONTINUED)
 Nimbus CD International, Inc. .................................. 40,000 $  320
 *Tower Semiconductor Ltd. ...................................... 10,000    296
                                                                         ------
                                                                          1,143
-------------------------------------------------------------------------------
ENERGY (6.3%)
 *Belden & Blake Corp. .......................................... 15,000    218
 *Chieftain International, Inc. ................................. 20,100    281
 *Nuevo Energy Co. .............................................. 17,000    376
 *Seitel, Inc. .................................................. 12,500    323
                                                                         ------
                                                                          1,198
-------------------------------------------------------------------------------
FINANCIAL SERVICES (1.4%)
 Sirrom Capital Corp. ........................................... 15,000    264
-------------------------------------------------------------------------------
HEALTH CARE (8.9%)
 Jones Medical Industries, Inc. ................................. 22,000    426
 Metra Biosystems, Inc. ......................................... 14,000    256
 *North American Vaccine, Inc. .................................. 25,000    262
 Orthologic Corp. ............................................... 30,000    285
 *Royce Laboratories, Inc. ...................................... 30,000    238
 *Theragenics Corp. ............................................. 40,000    215
                                                                         ------
                                                                          1,682
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (3.9%)
 *Amerihost Properties, Inc. .................................... 30,000    210
 *Logan's Roadhouse, Inc. ....................................... 18,000    270
 *Red Lion Hotels, Inc. ......................................... 13,000    257
                                                                         ------
                                                                            737
-------------------------------------------------------------------------------
RETAIL (11.5%)
 *Books-A-Million, Inc. ......................................... 11,000    139
 *Cole National Corp., Class A................................... 20,000    245
 *Creative Computers, Inc. ......................................  5,000    143
 Eastbay, Inc. .................................................. 25,000    525
 *Egghead, Inc. ................................................. 40,000    275
 Piercing Pagoda, Inc. .......................................... 18,000    252
 Regis Corp. .................................................... 10,000    228
 *Quicksilver, Inc. ............................................. 12,000    372
                                                                         ------
                                                                          2,179
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                 SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
SERVICES (4.7%)
 *Daisytek International Corp. .................................  7,000 $   198
 *Golf Enterprises, Inc. ....................................... 22,000     226
 *Rural/Metro Corp. ............................................ 10,000     240
 Strategic Distribution, Inc. .................................. 30,500     221
                                                                        -------
                                                                            885
-------------------------------------------------------------------------------
TECHNOLOGY (18.7%)
 *Applied Digital Access, Inc. ................................. 20,000     235
 *Aura Systems, Inc. ........................................... 40,000     198
 *Caere Corp. .................................................. 35,000     276
 *Casino Data Systems........................................... 12,000     186
 *Challenger International, Ltd. ............................... 50,000     253
 *Intersolv..................................................... 14,000     221
 MacNeal-Schwendler Corp. ...................................... 24,000     366
 *Micron Electronics, Inc. ..................................... 12,000     249
 *Premenos Technology Corp. .................................... 17,000     667
 *Stac,  Inc. .................................................. 30,000     371
 *Symmetricom, Inc. ............................................  8,000     147
 *Trident Microsystems, Inc. ................................... 12,000     357
                                                                        -------
                                                                          3,526
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (4.3%)
 Metricom, Inc. ................................................ 15,000     244
 *TESSCO Technologies, Inc. .................................... 10,000     255
 Wireless Telecom Group, Inc. .................................. 17,000     310
                                                                        -------
                                                                            809
-------------------------------------------------------------------------------
TRANSPORTATION (1.8%)
 *Greyhound Lines, Inc. ........................................ 50,000     187
 *Mark VII, Inc. ...............................................  9,000     161
                                                                        -------
                                                                            348
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $15,240)..............................         17,465
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                 FACE
                                                                AMOUNT  VALUE
                                                                (000)  (000)+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.9%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.9%)
 J.P. Morgan Securities, Inc. 5.35%, dated 10/31/95, due
  11/1/95, to be repurchased at $743, collateralized by $656
  United States Treasury Bonds 7.50%, due 11/15/16, valued at
  $759 (COST $743).............................................  $743  $   743
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (96.3%) (COST $15,983).......................         18,208
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (3.7%)
-------------------------------------------------------------------------------
 Cash..........................................................              4
 Receivable for Investments Sold...............................          1,021
 Dividends Receivable..........................................              5
 Other Assets..................................................              8
 Payable for Investments Purchased.............................           (292)
 Payable for Investment Advisory Fees..........................            (19)
 Payable for Administrative Fees...............................             (6)
 Payable for Custodian Fees....................................             (2)
 Payable for Directors' Fees...................................             (1)
 Other Liabilities.............................................            (16)
                                                                       -------
                                                                           702
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 1,191,841 outstanding shares $0.001 par value
  Institutional Class shares (authorized 25,000,000 shares)....        $18,910
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.......        $ 15.87
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+ See Note A to Financial Statements
* Non-Income Producing Security

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
STATEMENT OF OPERATIONS

                                                                     YEAR ENDED
                                                                     OCTOBER 31,
(In Thousands)                                                          1995
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest.....................................................         $   66
 Dividends....................................................             36
--------------------------------------------------------------------------------
  Total Income................................................            102
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees.................................................. $100
  Less: Fees Waived...........................................  (15)       85
                                                               ----
 Administrative Fees--Note C..................................             52
 Printing Fees................................................             13
 Audit Fees...................................................             12
 Custodian Fees...............................................             10
 Registration and Filing Fees.................................              8
 Directors' Fees--Note F......................................              3
 Legal Fees...................................................              2
 Other........................................................              2
--------------------------------------------------------------------------------
  Total Expenses..............................................            187
 Expense Offset--Note A.......................................             (1)
--------------------------------------------------------------------------------
  Net Expenses................................................            186
--------------------------------------------------------------------------------
NET INVESTMENT LOSS...........................................            (84)
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS..............................          3,475
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS..........          1,698
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.......................................          5,173
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........         $5,089
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                           JULY 1,
                                                          1994** TO  YEAR ENDED
                                                         OCTOBER 31, OCTOBER 31,
(In Thousands)                                              1994        1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income (Loss)..........................    $    4      $   (84)
 Net Realized Gain (Loss)..............................       (79)       3,475
 Net Change in Unrealized Appreciation.................       527        1,698
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.       452        5,089
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................       --            (4)
 In Excess of Net Investment Income....................       --            (4)
--------------------------------------------------------------------------------
  Total Distributions..................................       --            (8)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................     7,835        5,697
   --In Lieu of Cash Distributions.....................       --             8
 Redeemed..............................................       --          (163)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........     7,835        5,542
--------------------------------------------------------------------------------
Total Increase.........................................     8,287       10,623
Net Assets:
 Beginning of Period...................................       --         8,287
--------------------------------------------------------------------------------
 End of Period (2).....................................    $8,287      $18,910
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issues and Redeemed:
  Shares Issued........................................       744          459
  In Lieu of Cash Distributions........................       --             1
  Shares Redeemed......................................       --           (12)
--------------------------------------------------------------------------------
                                                              744          448
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
  Paid in Capital......................................    $7,835      $13,377
  Undistributed Net Investment Income..................         4          --
  Accumulated Net Realized Gain (Loss).................       (79)       3,308
  Unrealized Appreciation..............................       527        2,225
--------------------------------------------------------------------------------
                                                           $8,287      $18,910
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

** Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         JULY 1,
                                                        1994** TO   YEAR ENDED
                                                       OCTOBER 31,  OCTOBER 31,
                                                          1994         1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................   $10.00       $ 11.14
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss)+........................     0.01         (0.07)
 Net Realized and Unrealized Gain.....................     1.13          4.81
--------------------------------------------------------------------------------
  Total From Investment Operations....................     1.14          4.74
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income................................      --          (0.01)
 In Excess of Net Investment Income...................      --          (0.00)##
--------------------------------------------------------------------------------
  Total Distributions.................................      --          (0.01)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........................   $11.14       $ 15.87
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN..........................................    11.40%++      42.59%++
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).................   $8,287       $18,910
Ratio of Expenses to Average Net Assets+..............     1.40%*        1.40%#
Ratio of Net Investment Income (Loss) to Average Net
 Assets+..............................................     0.30%*       (0.63)%
Portfolio Turnover Rate...............................        5%          180%
--------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations
 + Net of voluntarily waived fees and expenses assumed by the Adviser of $.05 and $.01 per share for the periods ended October 31, 1994 and October 31, 1995, respectively.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 # For the year ended October 31, 1995, the Ratio of Expenses to Average Net
   Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.
## Value is less than 0.01 per share.

   The accompanying notes are an integral part of the financial statements.

                     RICE, HALL, JAMES SMALL CAP PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc., formerly known as The Regis Fund, Inc., and UAM Funds Trust, formerly known as The Regis Fund II, (collectively the "UAM Funds") were organized on October 11, 1988 and May 18, 1994, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Rice, Hall, James Small Cap Portfolio (the "Portfolio"), a portfolio of the UAM Funds, Inc., began operations on July 1, 1994. At October 31, 1995, the UAM Funds were comprised of thirty-four active portfolios. The financial statements of the remaining portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolio in the preparation of its financial statements.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the mean of the current bid and asked prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value.

  The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  Undistributed net investment income and accumulated net realized gain have been adjusted for permanent book-tax differences. Reclassifications between undistributed net investment income and accumulated net realized gain arose principally from differing book and tax treatments for the characterization of net operating losses.

  At October 31, 1995, the Portfolio's cost for Federal income tax purposes was $15,983,000. Net unrealized appreciation for Federal income tax purposes aggregated $2,225,000, of which $2,971,000 related to appreciated securities and $746,000 related to depreciated securities.

  For the year ended October 31, 1995, the Portfolio utilized capital loss carryforwards for Federal income tax purposes of approximately $79,000.

  3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                     RICE, HALL, JAMES SMALL CAP PORTFOLIO

  4. DISTRIBUTIONS TO SHAREHOLDERS: Any distributions from net investment income are declared and paid quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been adjusted to include expense offsets for custodian balance credits.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

B. ADVISORY SERVICES. Under the terms of an Investment Advisory Agreement, Rice, Hall, James & Associates (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the Portfolio's average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses on behalf of the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% of average daily net assets.

C. ADMINISTRATIVE SERVICES. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ("CGFSC") (the "Administrator"), formerly Mutual Funds Service Company ("MFSC"), provides administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month upon inception of a portfolio to $70,000 annually after two years. In addition, the Portfolio is charged certain out of pocket expenses by the Administrator. Prior to September 1, 1995, MFSC was an affiliate of the United States Trust Company of New York and provided administrative services to the UAM Funds under the same terms, conditions and fees as stated above.

D. DISTRIBUTION SERVICES. UAM Fund Distributors, Inc. (the "Distributor"), formerly known as RFI Distributors, (a division of Regis Retirement Plan Services, Inc.), a wholly-owned subsidiary of UAM, distributes

                     RICE, HALL, JAMES SMALL CAP PORTFOLIO
the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

E. PURCHASES AND SALES. For the year ended October 31, 1995, the Portfolio made purchases of $26,890,000 and sales of $22,171,000 of investment securities other than U.S. Government and short-term securities. There were no purchases and sales of long-term U.S. Government securities.

F. DIRECTORS' FEES. Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of the UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

G. LINE OF CREDIT. The Rice, Hall, James Small Cap Portfolio, along with certain other portfolios of the UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of portfolio shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on their average daily unused portion of the line of credit. During the year ended October 31, 1995, there were no borrowings under the agreement.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Rice, Hall, James Small Cap Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rice, Hall, James Small Cap Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 14, 1995





-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

For the year ended October 31, 1995, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders is 20.8%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                               MCKEE PORTFOLIOS

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                                     William A. Humenuk
Director, President                                  Director
and Chairman
                                                     Peter M. Whitman, Jr.
Mary Rudie Barneby                                   Director
Director and
Executive Vice President                             William H. Park
                                                     Vice President and
John T. Bennett, Jr.                                 Assistant Treasurer
Director
                                                     Karl O. Hartmann
J. Edward Day                                        Secretary
Director
                                                     Robert R. Flaherty
Philip D. English                                    Treasurer
Director
                                                     Harvey M. Rosen
                                                     Assistant Secretary

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 C.S. McKee & Co., Inc.
 One Gateway Center
 Pittsburgh, PA 15222

-------------------------------------------------------------------------------

ADMINISTRATOR
 The Chase Manhattan Bank, N.A.
 73 Tremont Street, Boston, MA 02108-3913

-------------------------------------------------------------------------------

CUSTODIAN
 Morgan Guaranty Trust Company of New York
 60 Wall Street, New York, NY 10260

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 One International Place, 44th Floor Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.



-------------------------------------------------------------------------------

                                   UAM FUNDS

                               MCKEE PORTFOLIOS

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1995

UAM FUNDS                                                       MCKEE PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Statement of Net Assets
  U.S. Government...........................................................  11
  Domestic Equity...........................................................  14
  International Equity......................................................  19
Statements of Operations....................................................  25
Statement of Changes in Net Assets
  U.S. Government...........................................................  26
  Domestic Equity...........................................................  27
  International Equity......................................................  28
Financial Highlights
  U.S. Government...........................................................  29
  Domestic Equity...........................................................  30
  International Equity......................................................  31
Notes to Financial Statements...............................................  32
Report of Independent Accountants...........................................  36

--------------------------------------------------------------------------------

                        MCKEE U.S. GOVERNMENT PORTFOLIO

This is our first annual shareholder report since the McKee U.S. Government Portfolio was launched on March 2, 1995. We welcome you as shareholders and are confident you will be pleased with our investment results in the years ahead.

ECONOMIC SUMMARY

The first eight months of the McKee U.S. Government Portfolio will be remembered as a remarkable period. Falling bond yields, propelled by declining interest rates, low inflation, and a global slowdown set the stage for a bond rally of historical proportions. This occurred as the domestic jobless rate declined to 5.5%, a level generally associated with full employment and inflationary wage pressures.

What caused this perfect world, a world where inflation is benign and almost everyone is working? We believe the following three items: First, today's economic environment is materially different from any that has existed over the past 30 years. Both major political parties are discussing reducing the federal deficit. Second, corporate America has adopted a strategy that states productivity and profits are more important than market share. As a result, a worker who once had visions of working for one firm his entire career, now is experiencing tremendous job insecurity and minimum wage growth due to continuous corporate restructuring. Third, investor's psychology concerning higher inflation has changed for the better. As a result, bond market yields are back to 30 year lows. How long can this continue? That answer lies with the Federal Reserve and its ability to walk the fine line between keeping inflation at bay and the economy experiencing moderate growth.

PERFORMANCE

From its inception date of March 2, 1995 through October 31, 1995, the Portfolio achieved a return of 9.96% versus 10.86% for the Lehman Brothers Government/Corporate Index (the "Index"). Several factors were responsible for these results. First, we were consistently longer in duration than our benchmark. This was based on our belief that we saw no evidence of commodity or wage inflation present in our system. Second, we positioned ourselves on the yield curve to take advantage of any steeping that we believed would occur as the federal funds rate was reduced. Finally, we were underweighted in the corporate sector. At first this penalized our performance but over the last several months it helped as corporate spreads started to widen.

PORTFOLIO STRUCTURE

The McKee U.S. Government Portfolio continues to maintain a large presence in U.S. Treasury securities as per our guidelines, over 73% versus 67% for the Index. As discussed above, with our longer duration and maturity structure decisions, we sought those issues that we felt would experience the greatest positive appreciation in a period of falling interest rates. For incremental yields greater than U.S. Treasuries, we examined and later acquired various federal agency issues which were trading at attractive spreads. We now own almost 4% of agency paper compared to 10% for the Index. Finally, the last 10% is distributed as follows: 5% in mortgages and 5% in corporates. The Index does not hold mortgage paper and corporates account for 23%.

The following chart lists the top ten holdings and their percentage of the Portfolio's net assets:

                                            % OF
SECURITY                 COUPON  MATURITY PORTFOLIO
--------                 ------- -------- ---------
U. S. Treasury Notes      7.500%  2/15/05   13.4%
U. S. Treasury Notes      7.125%  9/30/99   12.1%
U. S. Treasury Notes      7.250%  8/15/04   11.7%
U. S. Treasury Notes      6.250%  2/15/03   11.0%
U. S. Treasury Bonds      7.875%  2/15/21    8.7%
U. S. Treasury Notes      6.375%  8/15/02    8.5%
U. S. Treasury Bonds     14.000% 11/15/11    5.5%
FHLMC Gold Pool #C80328   7.500%   7/1/25    3.9%
Pacific Bell Telephone    6.250%   3/1/05    2.1%
U. S. Treasury Notes      6.125%  7/31/96    2.1%

OUTLOOK

We believe the outlook for the domestic fixed income market over the next year is positive. We anticipate interest rates resuming their downward trajectory once a federal budget compromise is reached. This should be followed by cuts in the federal funds rate, discount rate, and prime rate. Also, corporate restructuring should continue, but at a slower pace, keeping wage increases moderate. Another factor is the consumer with a high level of debt. This will probably force the consumer to reduce spending in 1996 which will act as a further drag on the economy. All of these items should allow the 30-year bond to test its 1993 lows of 5.75% in 1996. However, this decline in rates eventually should stimulate both the housing and automobile markets causing some back up in yields that could be troublesome for the fixed income markets during the second half of the year. Still, this does not dampen our belief that, on balance, fiscal 1996 should be a rewarding year for the Portfolio and its shareholders.

In conclusion, all of us at McKee are looking forward to working for you again in 1996. We want to assure you that we will continue to strive to provide you, our shareholders, with superior performance and look forward to a long and profitable relationship.

                        MCKEE DOMESTIC EQUITY PORTFOLIO

This is the first annual shareholder report since the McKee Domestic Equity Portfolio was launched on March 2, 1995. We welcome you as shareholders and appreciate the trust you have shown in us. All of us at C.S. McKee look forward to helping you accomplish your investment objectives in future years.

ECONOMIC PERSPECTIVE

The U.S. economy has grown at a modest rate over the past year. We expect continued moderate growth through 1996 and regard the chance of a premature recession as highly unlikely. On the inflation front, prospects remain decidedly favorable. We remain firm in our conviction that ongoing disinflation will extend the current trend toward lower interest rates into next year. This improving interest rate setting, coupled with the ongoing expansion anticipated in corporate profits, should produce a constructive equity market environment in the coming year.

PERFORMANCE

From its inception date of March 2, 1995 through the fiscal year end of October 31, 1995, the Portfolio return was 15.13% versus 21.28% for the S&P 500 Index. Results were positively influenced by large weightings in high performing industries such as technology, health care, banks and airlines as well as by a significant underweighting in the utilities sector which was a weak part of the market. On the minus side, major positions in relatively weak groups such as energy, retailing, metals and chemicals penalized performance. Results were also hurt by the Portfolio's exposure to smaller and middle capitalization stocks as well as by its emphasis on cyclically sensitive issues.

On an individual stock basis, the Portfolio benefited substantially from the strong performance exhibited by Adaptec, Cheyenne Software, Smithkline Beecham, Loews Corporation and Bank of Boston. Results were negatively affected by positions in Venture Stores, Telefonos de Mexico, IMO Industries, Delta Woodside and Stone Energy which were poor performers during the year.

PORTFOLIO STRUCTURE

The Portfolio is invested across all economic sectors and capitalization segments of the market. Within this diversified context, it has a meaningful representation in stocks characterized by consumer and industrial cyclicality. This strategy is based on the highly attractive value and earnings momentum features of these securities in addition to their strong relative performance prospects if interest rates decline over the next year.

The Portfolio also has a strong emphasis on stocks with low price-earnings and low price-book value ratios as well as on securities with strong earnings momentum. With regard to industry structure, the Portfolio has large positions in airlines, paper, shipping, producer goods, retailing and business machines and computer software. It has a low representation in utilities, food, beverages, media, cosmetics, household products and international oils. The following table lists the ten largest industry positions at the end of the fiscal year.

                        MCKEE DOMESTIC EQUITY PORTFOLIO
                          TOP TEN INDUSTRY POSITIONS
                               OCTOBER 31, 1995

     Technology........................................................... 17.3%
     Multi-Industry.......................................................  8.3%
     Retail...............................................................  8.1%
     Energy...............................................................  7.2%
     Paper & Packaging....................................................  5.8%
     Pharmaceuticals......................................................  5.5%
     Capital Equipment....................................................  5.2%
     Telecommunications...................................................  4.7%
     Banks................................................................  4.6%
     Beverages, Food & Tobacco............................................  4.3%

As of October 31, 1995, the Portfolio held seventy-four stocks. The top ten holdings as a percentage of net assets are shown below:

                        MCKEE DOMESTIC EQUITY PORTFOLIO
                            TOP TEN STOCK POSITIONS
                               OCTOBER 31, 1995

     General Motors........................................................ 3.4%
     Willamette Industries................................................. 3.3%
     Akzo N.V. ............................................................ 2.7%
     Ingersoll-Rand Co. ................................................... 2.5%
     Dayton-Hudson Corp. .................................................. 2.4%
     AMR Corp. ............................................................ 2.4%
     Bowne & Co., Inc. .................................................... 2.2%
     Whitman Corp. ........................................................ 2.1%
     Philip Morris Cos., Inc. ............................................. 2.0%
     Reynolds & Reynolds Co. .............................................. 2.0%

OUTLOOK

We believe the outlook for the market remains positive but do not expect stock prices to rise as fast and consistently as they have in the past year. Indeed, within the context of rising stock prices, we would not be surprised if equity investors experience at least one or two quarters of negative returns over the next year. This relatively optimistic market assessment is based on our expectations for strong corporate profit growth, low inflation and declining interest rates. In addition, equity valuations are still reasonable at current market levels.

                     MCKEE INTERNATIONAL EQUITY PORTFOLIO

The fiscal year ended October 31, 1995 was the first full year of operations for the McKee International Equity Portfolio which was launched on May 26, 1994. We appreciate the trust you have shown in us and are confident you will be pleased with your investment in the Portfolio during coming years.

ECONOMIC PERSPECTIVE

Even though economic growth has slowed in some regions of the world, moderate global expansion is probable over the next year. In Europe, momentum has weakened somewhat, but growth in countries such as Germany and the United Kingdom should increase next year while nations such as France and Italy are likely to show a modest decline. In Japan, growth should resume but at a rate that will be unsatisfactory to most investors. With the exception of several Latin American countries, developing nations should continue to experience rapid expansion, particularly in the Far East where economic growth rates of 6% to 10% should be the rule in 1996.

In this environment of moderate growth, global competition should remain intense, and inflation should stay low. Indeed, deflation is possible in Japan, and worldwide inflation rates are expected to remain in the current 2% to 2.5% range over the next year. Only in some developing economies in the Far East and Latin America is inflation likely to be a near-term problem.

PERFORMANCE

For the fiscal year ended October 31, 1995, the Portfolio achieved a return of -2.69% compared with -0.37% for the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE Index).

Results were helped by underweighting Japan, which continued to perform poorly. In addition, the Portfolio benefited from large weightings in the Netherlands, Ireland and Finland, all of which performed very well. On the negative side, results were hurt by positions in Argentina, Mexico and Italy which generated below-average performance.

On an industry basis, the Portfolio benefited from large positions in electronics, health care, services and food as well as from low weightings in poorly performing groups such as transportation, banks and utilities. In contrast, performance was negatively affected by holdings in certain weaker industries including metals, automotive and energy.

With regard to stock selection, the Portfolio was helped significantly by excellent performance from Smithkline Beecham, Teva Pharmaceutical, Nokia, HSBC Holdings and Westpac Banking. It was hurt by several positions in underperforming issues including DSG International, Telefonos de Mexico, Coflexip, Waste Management International and YPF.

PORTFOLIO STRUCTURE

Our disciplined equity selection process continues to focus on stocks with low price-earnings ratios, low price-cash flow ratios and low price-book value ratios as well as on securities with improving earnings momentum.

This combination of attributes has historically produced strong investment performance, and we firmly believe it will generate attractive results in future years.

As of October 31, 1995, the Portfolio was invested in twenty countries with comparatively large positions in Canada, Korea, Spain, Mexico, China and Argentina. Relative to the EAFE Index, it is significantly underweighted in Japan as well as in Switzerland, Malaysia and Sweden. The table below lists the top ten holdings by country as a percentage of net assets:

                     MCKEE INTERNATIONAL EQUITY PORTFOLIO
                          TOP TEN HOLDINGS BY COUNTRY
                               OCTOBER 31, 1995

     Japan................................................................ 21.7%
     United Kingdom....................................................... 15.2%
     Hong Kong............................................................  7.2%
     Canada...............................................................  6.7%
     France...............................................................  6.6%
     Germany..............................................................  5.0%
     Korea................................................................  4.6%
     Spain................................................................  4.5%
     Netherlands..........................................................  4.3%
     Switzerland..........................................................  3.2%

While structured to benefit from continued moderate growth in the global economy, the Portfolio remains broadly diversified. It is invested in all economic sectors and major industries with the largest positions in energy, metals, chemicals, electronics, food, health care and services. Underweighted industries include utilities, building materials, construction, banks and insurance.

As of October 31, 1995, the Portfolio held the stocks of in fifty-three companies. The ten largest holdings as a percentage of net assets are shown below:

                     MCKEE INTERNATIONAL EQUITY PORTFOLIO
                            TOP TEN STOCK POSITIONS
                               OCTOBER 31, 1995

     COMPANY                 COUNTRY
     -------                 -------
     Nestle S.A.             Switzerland..................................  3.2%
     Waste Management Int'l. United Kingdom...............................  3.1%
     Smithkline Beecham      United Kingdom...............................  3.0%
     Bayer AG                Germany......................................  2.7%
     Repsol S.A.             Spain........................................  2.6%
     Seagram Co., Ltd.       Canada.......................................  2.5%
     Elan Corp.              Ireland......................................  2.5%
     LG Electronics          Korea........................................  2.5%
     Huaneng Power           China........................................  2.5%
     YPF S.A.                Argentina....................................  2.4%

OUTLOOK

During the year ahead, most world economies should continue to experience moderate growth and lower inflation than in past economic cycles. Corporate profits, cash flows, and dividends are likely to remain strong. With global markets generally undervalued relative to these attractive underlying fundamentals, we believe the outlook for international equities is highly positive.

                                          Sincerely yours,

                                          C.S. McKee & Co., Inc.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Total return would have been lower had certain fees not been waived or expenses assumed by the Adviser for the McKee U.S. Government and McKee Domestic Equity Portfolios. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

For a complete discussion of the risks associated with international investing, please refer to the McKee International Equity Portfolio's prospectus.

Performance Comparison
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN THE
                        McKEE U.S. GOVERNMENT PORTFOLIO
              AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX.

      -----------------------------------
            CUMULATIVE TOTAL RETURN
      FOR PERIOD ENDED OCTOBER 31, 1995**
      -----------------------------------
                 SINCE 3/2/95*
      -----------------------------------
                    9.96%**
      -----------------------------------

                             [CHART APPEARS HERE]

                                   Portfolio+           Index+
                3/2/95*             100,000            100,000
              10/31/95              109,956            110,860

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*   Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.


                      Definition of the Comparative Index
                      -----------------------------------

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.


Please note that one can not invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN THE
                        McKEE DOMESTIC EQUITY PORTFOLIO
                AND THE STANDARD & POOR'S 500 INDEX (S&P 500).

      -----------------------------------
            CUMULATIVE TOTAL RETURN
       FOR PERIOD ENDED OCTOBER 31, 1995
      -----------------------------------
                 SINCE 3/2/95*
      -----------------------------------
                    15.13%**
      -----------------------------------

                             [CHART APPEARS HERE]

                                   Portfolio+           Index+
                3/2/95*             100,000            100,000
              10/31/95              115,130            121,280

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*   Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.


                      Definition of the Comparative Index
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.


Please note that one can not invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN THE
                     McKEE INTERNATIONAL EQUITY PORTFOLIO
           AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX.

      -----------------------------------
          AVERAGE ANNUAL TOTAL RETURN
       FOR PERIOD ENDED OCTOBER 31, 1995
      -----------------------------------
        1 YEAR           SINCE 5/26/94*
      -----------------------------------
        (2.69)%              1.05%
      -----------------------------------

                             [CHART APPEARS HERE]

                                   Portfolio+           Index+
               5/26/94*             100,000            100,000
              10/31/94              104,310            104,890
              10/31/95              101,502            104,502

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*   Commencement of Operations
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.


                      Definition of the Comparative Index
                      -----------------------------------

The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.


Please note that one can not invest in an unmanaged index.

MCKEE U.S. GOVERNMENT PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                    FACE
                                                                   AMOUNT VALUE
                                                                   (000)  (000)+
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES (76.8%)
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
 7.225%, 5/17/05..................................................  $ 15  $   15
 7.65%, 5/10/05...................................................    10      11
 7.974%, 4/20/05..................................................    60      62
                                                                          ------
                                                                              88
--------------------------------------------------------------------------------
Federal National Mortgage Association
 7.92%, 3/30/05...................................................    30      32
 8.00%, 4/13/05...................................................    70      73
 8.01%, 4/1/05....................................................    30      31
                                                                          ------
                                                                             136
--------------------------------------------------------------------------------
U.S. Treasury Bonds
 7.875%, 2/15/21..................................................   450     530
 14.00%, 11/15/11.................................................   205     332
                                                                          ------
                                                                             862
--------------------------------------------------------------------------------
U.S. Treasury Notes
 6.125%, 7/31/96..................................................   125     125
 6.25%, 2/15/03...................................................   655     667
 6.375%, 8/15/02..................................................   500     513
 7.125%, 9/30/99..................................................   700     732
 7.25%, 8/15/04...................................................   655     709
 7.50%, 1/31/96...................................................    10      10
 7.50%, 2/15/05...................................................   740     816
                                                                          ------
                                                                           3,572
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES (COST $4,566)...........         4,658
--------------------------------------------------------------------------------
MORTGAGE OBLIGATIONS (4.4%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (4.4%)
 Federal National Mortgage Association Series:
  93-87 H, CMO, 6.50%, 10/25/21...................................    13      13
  93-136 PD, CMO, PAC 6.25%, 11/25/21.............................    10       9
  93-139 H, CMO, PAC 6.75%, 12/25/21..............................     9       9
 Federal Home Loan Mortgage Corp.
  Gold Pool #C80328, 7.50%, 7/1/25................................   233     236
--------------------------------------------------------------------------------
TOTAL MORTGAGE OBLIGATIONS (COST $253)............................           267
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                   FACE
                                                                  AMOUNT VALUE
                                                                  (000)  (000)+
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.8%)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (0.8%)
 Advanta Mortgage Loan Trust, Series 94-1 A1 6.30%, 7/25/25 (COST
  $51)...........................................................  $ 53  $   51
-------------------------------------------------------------------------------
CORPORATE BONDS (5.4%)
-------------------------------------------------------------------------------
BANKS (0.1%)
 NationsBank Corp. 5.125%, 9/15/98...............................     5       5
-------------------------------------------------------------------------------
FINANCIAL SERVICES (0.5%)
 Dean Witter Discover & Co. 6.00%, 3/1/98........................    15      15
 Lehman Brothers Holdings 7.625%, 6/15/97........................    15      15
                                                                         ------
                                                                             30
-------------------------------------------------------------------------------
INSURANCE (0.2%)
 Travelers, Inc. 5.75%, 4/15/98..................................    15      15
-------------------------------------------------------------------------------
RETAIL (0.5%)
 J.C. Penny & Co. 5.375%, 11/15/98...............................    15      14
 Walmart Stores 5.50%, 9/15/97...................................    15      15
                                                                         ------
                                                                             29
-------------------------------------------------------------------------------
UTILITIES (4.1%)
 Pacific Bell Telephone 6.25%, 3/1/05............................   130     128
 Pacific Gas & Electric 5.875%, 10/1/05..........................   130     122
                                                                         ------
                                                                            250
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $326)................................           329
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (11.6%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (11.6%)
 J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
  11/1/95, to be repurchased at $703, collateralized by $621 U.S.
  Treasury Bonds, 7.50%, due 11/15/16, valued at $718 (COST
  $703)..........................................................   703     703
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.0%) (COST $5,899)..........................         6,008
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                        VALUE
                                                                        (000)+
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
-------------------------------------------------------------------------------
 Cash.............................................................      $    2
 Interest Receivable..............................................          74
 Receivable due from Investment Adviser...........................           3
 Other Assets.....................................................           2
 Payable for Audit Fees...........................................         (12)
 Payable for Administrative Fees..................................          (4)
 Payable for Directors' Fees......................................          (1)
 Other Liabilities................................................          (3)
                                                                        ------
                                                                            61
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 564,078 outstanding $.001 par value Institutional
  Class shares
  (authorized 25,000,000 shares)..................................      $6,069
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE..........      $10.76
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+ See Note A to Financial Statements
CMO--Collateralized Mortgage Obligation
PAC--Planned Amortization Class

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                          VALUE
                                                                   SHARES (000)+
--------------------------------------------------------------------------------
 COMMON STOCKS (97.1%)
--------------------------------------------------------------------------------
 AUTOMOTIVE (3.4%)
  General Motors Corp............................................. 5,000  $  219
--------------------------------------------------------------------------------
 BANKS (4.6%)
  Bank of Boston Corp............................................. 1,500      67
  First Commerce Corp............................................. 1,700      52
  First Union Corp................................................ 1,200      60
  Mellon Bank Corp. .............................................. 2,300     115
                                                                          ------
                                                                             294
--------------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (4.3%)
  Philip Morris Cos., Inc......................................... 1,550     131
  Pioneer Hi-Bred International, Inc.............................. 1,800      89
 *Ryan's Family Steak House, Inc.................................. 7,300      57
                                                                          ------
                                                                             277
--------------------------------------------------------------------------------
 CAPITAL CONSTRUCTION (1.3%)
 *Owens-Corning Fiberglass Corp................................... 2,000      85
--------------------------------------------------------------------------------
 CAPITAL EQUIPMENT (5.2%)
  Aviall, Inc..................................................... 4,800      40
 *IMO Industries, Inc. ........................................... 6,400      38
 *INDRESCO, Inc................................................... 5,500      95
  Ingersoll-Rand Co. ............................................. 4,500     159
                                                                          ------
                                                                             332
--------------------------------------------------------------------------------
 CHEMICALS (2.7%)
  Akzo N.V., ADR.................................................. 3,100     176
--------------------------------------------------------------------------------
 ENERGY (7.2%)
  Mitchell Energy & Development Corp., Class B.................... 5,500      90
  Occidental Petroleum Corp....................................... 2,100      45
  Repsol S.A. ADR................................................. 1,700      50
 *Stone Energy Corp............................................... 4,600      52
  Ultramar Corp................................................... 5,200     127
  YPF S.A. ADR, Class D........................................... 5,600      96
                                                                          ------
                                                                             460
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                   SHARES (000)+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 ENTERTAINMENT & LEISURE (0.3%)
  Walt Disney Co..................................................   300  $   17
--------------------------------------------------------------------------------
 FINANCIAL SERVICES (1.7%)
  AT&T Capital Corp...............................................   200       8
  Lehman Brothers Holdings........................................ 4,800     104
                                                                          ------
                                                                             112
--------------------------------------------------------------------------------
 HEALTH CARE (3.2%)
 *Foundation Health Corp. ........................................ 2,100      89
 *Humana, Inc. ................................................... 5,400     114
                                                                          ------
                                                                             203
--------------------------------------------------------------------------------
 INSURANCE (1.4%)
  CIGNA Corp......................................................   900      89
--------------------------------------------------------------------------------
 MANUFACTURING (1.9%)
  Ampco-Pittsburgh Corp........................................... 4,000      40
 *Whittaker Corp.................................................. 4,300      85
                                                                          ------
                                                                             125
--------------------------------------------------------------------------------
 MULTI-INDUSTRY (8.3%)
  GATX Corp....................................................... 2,400     114
  ITT Corp........................................................   700      86
  Loews Corp......................................................   800     117
  Textron, Inc.................................................... 1,200      82
  Whitman Corp. .................................................. 6,200     132
                                                                          ------
                                                                             531
--------------------------------------------------------------------------------
 PAPER & PACKAGING (5.8%)
  Rayonier, Inc................................................... 2,012      76
 *Shorewood Packaging Corp. ...................................... 5,000      82
  Willamette Industries........................................... 3,700     215
                                                                          ------
                                                                             373
--------------------------------------------------------------------------------
 PHARMACEUTICALS (5.5%)
  American Home Products Corp. ................................... 1,300     115
  Becton, Dickinson & Co.......................................... 1,200      78

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                   SHARES (000)+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 PHARMACEUTICALS--(CONTINUED)
  Mylan Laboratories, Inc......................................... 3,700  $   71
  Smithkline Beecham plc ADR...................................... 1,700      88
                                                                          ------
                                                                             352
--------------------------------------------------------------------------------
 RETAIL (8.1%)
  American Stores Co.............................................. 4,200     125
  Dayton-Hudson Corp.............................................. 2,250     155
  Dillard Department Stores....................................... 2,900      79
  Gap, Inc........................................................ 2,150      85
  Venture Stores, Inc............................................. 3,700      14
 *Waban, Inc. .................................................... 4,200      65
                                                                          ------
                                                                             523
--------------------------------------------------------------------------------
 SERVICES (2.2%)
  Bowne & Co., Inc. .............................................. 7,500     140
--------------------------------------------------------------------------------
 TECHNOLOGY (17.3%)
 *Adaptec, Inc. .................................................. 2,700     120
  Advanced Micro Devices, Inc..................................... 3,500      83
 *Avid Technology, Inc. .......................................... 1,300      56
 *Black Box Corp. ................................................ 1,400      23
 *Cheyenne Software, Inc.......................................... 2,200      46
 *Computer Network Technology Corp. .............................. 6,600      43
 *Conner Peripherals, Inc......................................... 2,000      36
 *FTP Software, Inc. ............................................. 2,100      57
  Intelligent Electronics, Inc.................................... 9,300      71
 *Planar Systems, Inc. ........................................... 4,700      80
 *Policy Management Systems....................................... 1,100      52
 *Quantum Corp. .................................................. 1,300      22
  Reynolds & Reynolds Co., Class A................................ 3,600     128
 *Sterling Software, Inc. ........................................ 1,700      78
 *Systems & Computer Technology Corp. ............................ 7,100     127
  Systems Software Associates, Inc. .............................. 1,900      59
 *3D Systems Corp................................................. 2,000      34
                                                                          ------
                                                                           1,115
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS (4.7%)
  Bell Atlantic Corp. ............................................ 1,100      70
  NYNEX Corp...................................................... 2,200     103

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                        VALUE
                                                                 SHARES (000)+
------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
------------------------------------------------------------------------------
 TELECOMMUNICATIONS--(CONTINUED)
  Sprint Corp................................................... 2,800  $  108
  Telefonos de Mexico S.A. ADR, Class L.........................   800      22
                                                                        ------
                                                                           303
------------------------------------------------------------------------------
 TEXTILES & APPAREL (0.4%)
  Delta Woodside Industries, Inc. .............................. 4,100      27
------------------------------------------------------------------------------
 TRANSPORTATION (4.1%)
  American President Cos. Ltd. ................................. 4,800     116
 *AMR Corp. .................................................... 2,300     152
                                                                        ------
                                                                           268
------------------------------------------------------------------------------
 UTILITIES (3.5%)
  General Public Utilities Corp................................. 2,700      84
  Illinova Corp. ............................................... 2,600      74
  Southern New England Telecommunications Corp. ................ 1,800      65
                                                                        ------
                                                                           223
------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $6,096)..............................         6,244
------------------------------------------------------------------------------
                                                                  FACE
                                                                 AMOUNT
                                                                 (000)
------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT (3.4%)
------------------------------------------------------------------------------
 REPURCHASE AGREEMENT (3.4%)
  J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
   11/1/95 to be repurchased at $217, collateralized by $192
   U.S. Treasury Bonds, 7.50%, due 11/15/16, valued at $222
   (COST $217).................................................. $ 217     217
------------------------------------------------------------------------------
 TOTAL INVESTMENTS (100.5%) (COST $6,313).......................         6,461
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                        VALUE
                                                                        (000)+
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
-------------------------------------------------------------------------------
 Cash..............................................................     $    7
 Dividends Receivable..............................................          5
 Receivable due from Investment Adviser............................          3
 Other Assets......................................................          2
 Payable for Investments Purchased.................................        (30)
 Payable for Administrative Fees...................................         (4)
 Payable for Directors' Fees.......................................         (1)
 Other Liabilities.................................................        (16)
                                                                        ------
                                                                           (34)
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 561,769 outstanding $.001 par value Institutional
  Class shares
  (authorized 25,000,000 shares)...................................     $6,427
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE...........     $11.44
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+ See Note A to Financial Statements
* Non-Income Producing Security
ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                         VALUE
                                                                SHARES  (000)+
-------------------------------------------------------------------------------
COMMON STOCKS (99.3%)
-------------------------------------------------------------------------------
ARGENTINA (2.4%)
 YPF S.A. ADR.................................................. 105,000 $ 1,798
-------------------------------------------------------------------------------
AUSTRALIA (2.3%)
 Westpac Banking Corp. ........................................ 312,000   1,281
 Westpac Banking Corp. ADR.....................................  23,100     473
                                                                        -------
                                                                          1,754
-------------------------------------------------------------------------------
CANADA (6.7%)
 Alcan Aluminium Ltd. .........................................  33,700   1,072
 Canadian Imperial Bank of Commerce............................  38,240   1,038
 Seagram Co., Ltd. ............................................  51,830   1,886
 West Coast Energy, Inc. ......................................  25,000     376
 West Coast Energy, Inc. ADR...................................  43,400     640
                                                                        -------
                                                                          5,012
-------------------------------------------------------------------------------
CHINA (2.5%)
 Huaneng Power International, Inc. ADR......................... 111,000   1,845
-------------------------------------------------------------------------------
FINLAND (1.6%)
 Nokia AB......................................................  10,000     584
 Nokia AB, Series A............................................  11,100     636
                                                                        -------
                                                                          1,220
-------------------------------------------------------------------------------
FRANCE (6.6%)
 Alcatel Alsthom...............................................  13,015   1,112
 Alcatel Alsthom ADR...........................................  18,814     317
 Coflexip......................................................  23,000     652
 Coflexip ADR..................................................  44,334     604
 PSA Peugeot S.A...............................................  11,665   1,520
 Total S.A., Class B...........................................  11,850     732
                                                                        -------
                                                                          4,937
-------------------------------------------------------------------------------
GERMANY (5.0%)
 Bayer AG......................................................   4,765   1,260
 Bayer AG ADR..................................................  29,000     771
 Commerzbank AG................................................   4,000     925
 Commerzbank AG ADR............................................  16,600     768
                                                                        -------
                                                                          3,724
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                SHARES   (000)+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 HONG KONG (7.2%)
  Cathay Pacific Airway Ltd...................................   835,000 $ 1,231
  Cathay Pacific Airways Ltd. ADR.............................    57,300     422
 *DSG International Ltd.......................................    64,116     681
  Hong Kong Electric Holdings.................................   240,000     817
  Hong Kong Electric Holdings ADR.............................   197,800     673
  HSBC Holdings plc...........................................   108,000   1,572
                                                                         -------
                                                                           5,396
--------------------------------------------------------------------------------
 IRELAND (2.5%)
 *Elan Corp. plc ADR..........................................    46,410   1,862
--------------------------------------------------------------------------------
 ISRAEL (2.0%)
  Teva Pharmaceutical Industries Ltd. ADR.....................    38,590   1,515
--------------------------------------------------------------------------------
 ITALY (1.9%)
 *Montedison SPA.............................................. 1,717,000   1,183
 *Montedison SPA ADR..........................................    33,400     230
                                                                         -------
                                                                           1,413
--------------------------------------------------------------------------------
 JAPAN (21.7%)
  Amada Co., Ltd. ............................................    78,000     778
  Amada Co., Ltd. ADR.........................................    16,150     644
  Credit Saison Co. ..........................................    79,500   1,671
  Hitachi Ltd. ...............................................   108,000   1,109
  Hitachi Ltd. ADR............................................     6,000     628
  Ito-Yokado Co., Ltd. .......................................    17,000     929
  Ito-Yokado Co., Ltd. ADR....................................     3,500     756
  Kao Corp. ..................................................    34,000     412
  Kao Corp. ADR...............................................     4,778     580
  Marui Co., Ltd. ............................................    45,000     779
  Marui Co., Ltd. ADR.........................................    19,250     667
  Mitsubishi Electric Corp. ..................................    55,000     411
  Mitsubishi Electric Corp. ADR...............................    11,100     829
  Mitsui & Co., Ltd. ADR......................................     3,700     584
  Mitsui Fire & Marine Insurance..............................    82,000     493
  Mitsui Fire & Marine Insurance ADR..........................     7,930     477
  Nissan Motor Co., Ltd. .....................................    52,000     351
  Nissan Motor Co., Ltd. ADR..................................    27,400     366

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                 SHARES  (000)+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
JAPAN--(CONTINUED)
 Nomura Securities Co., Ltd. ...................................  12,000 $   219
 Nomura Securities Co., Ltd. ADR................................   3,100     567
 Sanwa Bank Ltd. ...............................................  13,000     221
 Sanwa Bank Ltd. ADR............................................   3,000     511
 Sony Corp. ADR.................................................  14,720     673
 Toyota Motor Corp. ............................................  51,000     947
 Toyota Motor Corp. ADR.........................................  17,184     636
                                                                         -------
                                                                          16,238
--------------------------------------------------------------------------------
KOREA (4.6%)
 L.G. Electronics Co. ..........................................  40,936   1,848
 Pohang Iron & Steel Co., Ltd. .................................  13,700   1,431
 Pohang Iron & Steel Co., Ltd. ADR..............................   6,000     155
                                                                         -------
                                                                           3,434
--------------------------------------------------------------------------------
MEXICO (3.0%)
 Grupo Industrial Durango ADR................................... 155,000   1,240
 Telefonos de Mexico S.A. ADR, Class L..........................  36,000     990
                                                                         -------
                                                                           2,230
--------------------------------------------------------------------------------
NETHERLANDS (4.3%)
 Akzo Nobel N.V. ...............................................  15,775   1,797
 Philips Electronics N.V. ......................................  38,500   1,489
                                                                         -------
                                                                           3,286
--------------------------------------------------------------------------------
NORWAY (0.9%)
 Norsk Hydro A.S. ADR...........................................  17,100     684
--------------------------------------------------------------------------------
PORTUGAL (1.2%)
 Banco Comercial Portuguese S.A. ...............................  34,900     474
 Banco Comercial Portuguese S.A. ADR............................  33,460     452
                                                                         -------
                                                                             926
--------------------------------------------------------------------------------
SPAIN (4.5%)
 Banco Santander S.A. ..........................................  20,400     890
 Banco Santander S.A. ADR.......................................  12,900     556
 Repsol S.A. ...................................................  64,230   1,920
                                                                         -------
                                                                           3,366
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                SHARES  (000)+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 SWITZERLAND (3.2%)
  Nestle S.A. (Registered).....................................   1,555 $ 1,631
  Nestle S.A. ADR..............................................  14,100     738
                                                                        -------
                                                                          2,369
-------------------------------------------------------------------------------
 UNITED KINGDOM (15.2%)
  British Steel plc............................................ 560,800   1,449
  Carlton Communications plc...................................  68,315   1,041
  Carlton Communications plc ADR...............................  22,500     686
  Grand Metropolitan plc....................................... 156,270   1,082
  Grand Metropolitan plc ADR...................................  16,400     451
  HSBC Holdings plc............................................  23,100     344
  RTZ Corp. plc (Registered)...................................  79,780   1,103
  RTZ Corp. plc ADR............................................  11,000     619
  Smithkline Beecham plc ADR...................................  43,790   2,272
 *Waste Management International plc........................... 417,500   2,118
 *Waste Management International plc ADR.......................  21,200     215
                                                                        -------
                                                                         11,380
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $74,381)............................          74,389
-------------------------------------------------------------------------------
                                                                 FACE
                                                                AMOUNT
                                                                 (000)
-------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT (0.6%)
-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT (0.6%)
  J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
   11/1/95 to be repurchased at $450, collateralized by $397
   U.S. Treasury Bonds, 7.50%, due 11/15/16, valued at $459
   (COST $450)................................................. $   450     450
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS (99.9%) (COST $74,831)......................          74,839
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                        VALUE
                                                                       (000)+
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
-------------------------------------------------------------------------------
 Cash............................................................      $     2
 Dividends Receivable............................................           73
 Foreign Withholding Tax Reclaim Receivable......................           45
 Other Assets....................................................           16
 Payable for Investment Advisory Fees............................          (45)
 Audit Fees Payable..............................................          (13)
 Payable for Administrative Fees.................................           (8)
 Payable for Directors' Fees.....................................           (1)
 Other Liabilities...............................................          (15)
                                                                       -------
                                                                            54
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 7,463,894 outstanding $.001 par value
  Institutional Class shares (authorized 25,000,000 shares)......      $74,893
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.........      $ 10.03
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+ See Note A to Financial Statements
* Non-Income Producing Security
ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995 (Unaudited)

At October 31, 1995, sector diversification of the Portfolio was as follows:

                                                                  % OF  MARKET
                                                                  NET    VALUE
SECTOR DIVERSIFICATION                                           ASSETS  (000)
-------------------------------------------------------------------------------
Automotive......................................................   3.4% $ 2,522
Banks...........................................................   5.8    4,364
Basic Resources.................................................   8.9    6,638
Beverages, Food, & Tobacco......................................   3.8    2,850
Broadcasting & Publishing.......................................   1.0      686
Capital Equipment...............................................  12.2    9,116
Chemicals.......................................................   3.4    2,569
Consumer Durables...............................................  11.4    8,564
Electronics.....................................................   2.7    1,998
Energy..........................................................  10.9    8,172
Financial Services..............................................  11.2    8,377
Health Care.....................................................   8.4    6,330
Home Furnishings & Appliances...................................   0.9      673
Insurance.......................................................   0.7      493
Metals..........................................................   2.2    1,691
Multi-Industry..................................................   1.9    1,413
Repurchase Agreement............................................   0.6      450
Retail..........................................................   1.9    1,422
Services........................................................   2.0    1,513
Telecommunications..............................................   2.7    2,031
Transportation..................................................   2.2    1,654
Utilities.......................................................   1.7    1,313
-------------------------------------------------------------------------------
  Total Investments.............................................  99.9   74,839
Other Assets and Liabilities....................................   0.1       54
                                                                  ----  -------
  Net Assets....................................................   100% $74,893
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

MCKEE PORTFOLIOS
STATEMENTS OF OPERATIONS

                             U.S. GOVERNMENT    DOMESTIC EQUITY    INTERNATIONAL
                                PORTFOLIO          PORTFOLIO      EQUITY PORTFOLIO
                             MARCH 2, 1995**    MARCH 2, 1995**      YEAR ENDED
                              TO OCTOBER 31,    TO OCTOBER 31,      OCTOBER 31,
(In Thousands)                     1995              1995               1995
----------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.................           $    --            $    41       $1,336
 Interest..................                126                10          132
 Less: Foreign Taxes With-
  held.....................                --                --           (98)
----------------------------------------------------------------------------------
  Total Income.............                126                51        1,370
----------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--
  Note B
  Basic Fees...............  $     9            $    15                   453
  Less: Fees Waived........       (9)      --       (15)     --           --
                             -------            -------
 Administrative Fees--Note
  C........................                 20                21           82
 Custodian Fees............                  3                 6           52
 Audit Fees................                 13                13           13
 Legal Fees................                  1               --             4
 Directors' Fees--Note F...                  2                 2            4
 Registration and Filing
  Fees.....................                  2                 2            5
 Printing Fees.............                  6                 6            7
 Other Expenses............                  1                 1           10
 Expenses Assumed by the
  Adviser--Note B..........                (30)              (25)         --
----------------------------------------------------------------------------------
  Total Expenses...........                 18                26          630
 Expense Offset--Note A....                 (1)               (2)          (8)
----------------------------------------------------------------------------------
  Net Expenses.............                 17                24          622
----------------------------------------------------------------------------------
NET INVESTMENT INCOME......                109                27          748
----------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
 ON:
 Investments...............                 74               161        1,690
 Foreign Exchange Transac-
  tions....................                --                --          (115)
----------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON
 INVESTMENTS AND FOREIGN
 EXCHANGE TRANSACTIONS.....                 74               161        1,575
----------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON:
 Investments...............                109               148       (1,165)
 Foreign Exchange Transla-
  tion.....................                --                --            (1)
----------------------------------------------------------------------------------
TOTAL NET CHANGE IN
 UNREALIZED
 APPRECIATION/DEPRECIATION.                109               148       (1,166)
----------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND
 FOREIGN EXCHANGE
 TRANSACTIONS..............                183               309          409
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.           $    292           $   336       $1,157
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

** Commenced Operations.

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                MARCH 2, 1995**
                                                                       TO
(In Thousands)                                                  OCTOBER 31, 1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income........................................       $  109
 Net Realized Gain............................................           74
 Net Change in Unrealized Appreciation........................          109
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations........          292
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income........................................          (81)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular..............................................        6,209
   --In Lieu of Cash Distributions............................           79
 Redeemed.....................................................         (430)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions................        5,858
--------------------------------------------------------------------------------
 Total Increase...............................................        6,069
Net Assets:
 Beginning of Period..........................................          --
--------------------------------------------------------------------------------
 End of Period (2)............................................       $6,069
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued................................................          597
 In Lieu of Cash Distributions................................            8
 Shares Redeemed..............................................          (41)
--------------------------------------------------------------------------------
                                                                        564
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital..............................................       $5,858
 Undistributed Net Investment Income..........................           28
 Accumulated Net Realized Gain................................           74
 Unrealized Appreciation......................................          109
--------------------------------------------------------------------------------
                                                                     $6,069
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

** Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                MARCH 2, 1995**
                                                                       TO
(In Thousands)                                                  OCTOBER 31, 1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income........................................       $   27
 Net Realized Gain............................................          161
 Net Change in Unrealized Appreciation........................          148
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations........          336
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income........................................          (24)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular..............................................        6,181
   --In Lieu of Cash Distributions............................           24
 Redeemed.....................................................          (90)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions................        6,115
--------------------------------------------------------------------------------
 Total Increase...............................................        6,427
Net Assets:
 Beginning of Period..........................................          --
--------------------------------------------------------------------------------
 End of Period (2)............................................       $6,427
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued................................................          568
 In Lieu of Cash Distributions................................            2
 Shares Redeemed..............................................           (8)
                                                                     ------
                                                                        562
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital..............................................       $6,115
 Undistributed Net Investment Income..........................            3
 Accumulated Net Realized Gain................................          161
 Unrealized Appreciation......................................          148
                                                                     ------
                                                                     $6,427
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

** Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                               MAY 26,
                              1994** TO  YEAR ENDED
                             OCTOBER 31, OCTOBER 31,
(In Thousands)                  1994        1995
----------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS:
 Net Investment Income......   $   128     $   748
 Net Realized Gain (Loss)...       (71)      1,575
 Net Change in Unrealized
  Appreciation/Depreciation.     1,174      (1,166)
----------------------------------------------------
  Net Increase in Net Assets
   Resulting from Opera-
   tions....................     1,231       1,157
----------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income......       (83)       (610)
----------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 (1)
 Issued--Regular............    36,026      36,598
   --In Lieu of Cash Dis-
    tributions..............        83         523
 Redeemed...................       --          (32)
----------------------------------------------------
  Net Increase from Capital
   Share Transactions.......    36,109      37,089
----------------------------------------------------
 Total Increase.............    37,257      37,636
Net Assets:
 Beginning of Period........       --       37,257
----------------------------------------------------
 End of Period (2)..........   $37,257     $74,893
----------------------------------------------------
----------------------------------------------------
(1)Shares Issued and Re-
 deemed:
 Shares Issued..............     3,576       3,831
 In Lieu of Cash Distribu-
  tions.....................         8          52
 Shares Redeemed............       --           (3)
                               -------     -------
                                 3,584       3,880
----------------------------------------------------
----------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital............   $36,109     $73,198
 Undistributed Net Invest-
  ment Income...............        17          40
 Accumulated Net Realized
  Gain (Loss)...............       (43)      1,647
 Unrealized Appreciation....     1,174           8
                               -------     -------
                               $37,257     $74,893
----------------------------------------------------
----------------------------------------------------

** Commencement of Operations.

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                MARCH 2, 1995**
                                                                       TO
                                                                OCTOBER 31, 1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................      $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.........................................        0.28+
 Net Realized and Unrealized Gain..............................        0.71
--------------------------------------------------------------------------------
  Total From Investment Operations.............................        0.99
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.........................................       (0.23)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.................................      $10.76
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN...................................................        9.96%++
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)..........................      $6,069
Ratio of Expenses to Average Net Assets+.......................        0.89%*#
Ratio of Net Investment Income to Average Net Assets+..........        5.39%*
Portfolio Turnover Rate........................................         104%
--------------------------------------------------------------------------------

 * Annualized.
** Commencement of Operations.
 + Net of voluntary waived fees and expenses assumed by the Adviser of $0.10 per share for the period ended October 31, 1995.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
 # For the period ended October 31, 1995, the Ratio of Expenses to Average Net
   Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.85%*.

   The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                MARCH 2, 1995**
                                                                       TO
                                                                OCTOBER 31, 1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................      $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.........................................        0.08+
 Net Realized and Unrealized Gain .............................        1.43
--------------------------------------------------------------------------------
  Total From Investment Operations.............................        1.51
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.........................................       (0.07)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.................................      $11.44
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN...................................................       15.13%++
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)..........................      $6,427
Ratio of Expenses to Average Net Assets+.......................        1.08%*#
Ratio of Net Investment Income to Average Net Assets+..........        1.12%*
Portfolio Turnover Rate........................................          27%
--------------------------------------------------------------------------------

 * Annualized.
** Commencement of Operations.
 + Net of voluntary waived fees and expenses assumed by the Adviser of $0.11 per share for the period ended October 31, 1995.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
 # For the period ended October 31, 1995, the Ratio of Expenses to Average Net
   Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 1.00%*.

   The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                           MAY 26,
                                                          1994** TO  YEAR ENDED
                                                         OCTOBER 31, OCTOBER 31,
                                                            1994        1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................   $ 10.00     $ 10.40
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..................................      0.04        0.11
 Net Realized and Unrealized Gain (Loss) ...............      0.39       (0.39)+
--------------------------------------------------------------------------------
  Total From Investment Operations......................      0.43       (0.28)
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..................................     (0.03)      (0.09)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........................   $ 10.40     $ 10.03
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN............................................      4.31%      (2.69)%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)...................   $37,257     $74,893
Ratio of Expenses to Average Net Assets.................      1.12%*      0.97%#
Ratio of Net Investment Income to Average Net Asssets...      0.97%*      1.16%
Portfolio Turnover Rate.................................        11%          7%
--------------------------------------------------------------------------------

 * Annualized.
** Commencement of Operations.
 # For the year ended October 31, 1995, the Ratio of Expenses to Average Net
   Assets excludes the effect of expense offsets. If expenses offsets were included, the Ratio of Expenses to Average Net Assets would be 0.96%.
 + The amount shown for the year ended October 31, 1995 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the portfolio.

   The accompanying notes are an integral part of the financial statements.

                               MCKEE PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc., formerly known as The Regis Fund, Inc., and UAM Funds Trust, formerly known as The Regis Fund II, (collectively the "UAM Funds") were organized on October 11, 1988 and May 18, 1994, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio and McKee International Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., began operations on March 2, 1995, March 2, 1995 and May 26, 1994, respectively. At October 31, 1995, the UAM Funds were comprised of thirty-four active portfolios. The financial statements of the remaining portfolios are presented separately.

  A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolios in the preparation of their financial statements.

    1. SECURITY VALUATION: Equity securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at the mean of the current bid and asked prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, if it approximates market value.

    The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is each Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. In addition, withholding taxes on foreign securities have been provided for in accordance with the McKee International Equity Portfolio's understanding of the applicable country's tax rules and rates.

    Undistributed net investment income and accumulated net realized gain
  (loss) have been adjusted for the McKee International Equity Portfolio for permanent book-tax differences. Reclassifications arose principally from differing book and tax treatments for foreign currency transactions.

    At October 31, 1995, cost and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:

                                         COST   APPRECIATION DEPRECIATION  NET
   MCKEE PORTFOLIOS                      (000)     (000)        (000)     (000)
   ----------------                     ------- ------------ ------------ -----
   U.S. Government..................... $ 5,899    $  109      $   --     $109
   Domestic Equity.....................   6,314       410         (263)    147
   International Equity................  74,847     5,899       (5,907)     (8)

                               MCKEE PORTFOLIOS

    For the year ended October 31, 1995, the McKee International Equity Portfolio utilized capital loss carryforwards for Federal income tax purposes of approximately $23,000.

    3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    4. FOREIGN CURRENCY TRANSLATION: The books and records of the Mckee International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. The McKee International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the McKee International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

    5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The McKee International Equity Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the McKee International Equity Portfolio as unrealized gains or losses. The McKee International Equity Portfolio recognizes realized gains or losses, when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolios will normally distribute substantially all of their net investment income to shareholders in the form of quarterly dividends. Any realized net capital gains will normally be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of losses on securities; for the McKee International Equity Portfolio, the reclassification of permanent differences as presented in Note A2.

                               MCKEE PORTFOLIOS

    7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the McKee International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for each Portfolio have been adjusted to include expense offsets for custodian balance credits.

    Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  B. ADVISORY SERVICES. Under the terms of an Investment Advisory Agreement, C.S. McKee & Co., Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation (UAM), provides investment advisory services to the Portfolios for a fee calculated at an annual rate of 0.45%, 0.65% and 0.70% of the Portfolio's average daily net assets for the McKee U.S. Government, Domestic Equity and International Equity Portfolios, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses on behalf of the Portfolio, if necessary, in order to keep the Portfolios' total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.85% and 1.00% of average daily net assets for the McKee U.S. Government and McKee Domestic Equity Portfolios, respectively.

  C. ADMINISTRATIVE SERVICES. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ("CGFSC") (the "Administrator"), formerly Mutual Funds Service Company ("MFSC"), provides administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month upon inception of a portfolio to $70,000 annually after two years. In addition, each Portfolio is charged certain out of pocket expenses by the Administrator. Prior to September 1, 1995, MFSC was an affiliate of the United States Trust Company of New York and provided administrative services to the UAM Funds under the same terms, conditions and fees as stated above.

  D. DISTRIBUTION SERVICES. UAM Fund Distributors, Inc. (the "Distributor") formerly known as RFI Distributors (a division of Regis Retirement Plan Services, Inc.) a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

                               MCKEE PORTFOLIOS

  E. PURCHASES AND SALES. During the year ended October 31, 1995, the purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

                                                                PURCHASES SALES
   MCKEE PORTFOLIOS                                               (000)   (000)
   ----------------                                             --------- ------
   U.S. Government.............................................  $   394  $   15
   Domestic Equity.............................................    6,961   1,056
   International Equity........................................   42,033   4,605

Purchases and sales of long-term U.S. Government and agency securities were $7,454,000 and $2,713,000, respectively, for the McKee U.S. Government Portfolio. There were no long-term U.S. Government and agency securities purchases and sales for the McKee Domestic Equity and the McKee International Equity Portfolios.

  F. DIRECTORS' FEES. Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the portfolios of the UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

  G. LINE OF CREDIT. The McKee Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of portfolio shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on their average daily unused portion of the line of credit. During the period ended October 31, 1995, there were no borrowings under the agreement.

  H. OTHER. At October 31, 1995, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
   MCKEE PORTFOLIOS                                       SHAREHOLDERS OWNERSHIP
   ----------------                                       ------------ ---------
   U.S. Government.......................................       4        68.2%
   Domestic Equity.......................................       4        69.5
   International Equity..................................       2        32.0

  At October 31, 1995, the net assets of the McKee International Equity Portfolio were substantially comprised of foreign denominated equity securities. Changes in currency exchange rates will affect the value of and investment income from such securities. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of UAM Funds, Inc. and the Shareholders of McKee U.S. Government Portfolio
McKee Domestic Equity Portfolio
McKee International Equity Portfolio

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, and McKee International Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

Price Waterhouse llp

Boston, Massachusetts
December 14, 1995


-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

Foreign taxes accrued during the fiscal year ended October 31, 1995 for the McKee International Equity Portfolio amounting to $98,400 are expected to be passed through to the shareholders as foreign tax credits on Form 1099 Dividend for the year ending December 31, 1995, which shareholders of the International Equity Portfolio will receive in late January 1996.

For the year ended October 31, 1995, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 3% for the McKee International Equity Portfolio.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                            C & B EQUITY PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                                  William A. Humenuk
Director, President                               Director
and Chairman



Mary Rudie Barneby                                Peter M. Whitman, Jr.
Director and Executive                            Director
Vice President



John T. Bennett, Jr.                              William H. Park
Director                                          Vice President and
                                                  Assistant Treasurer


J. Edward Day                                     Karl O. Hartmann
Director                                          Secretary


Philip D. English                                 Robert R. Flaherty
Director                                          Treasurer

                                                  Harvey M. Rosen
                                                  Assistant Secretary

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Cooke & Bieler, Inc.
 1700 Market Street, Philadelphia, PA 19103

-------------------------------------------------------------------------------

ADMINISTRATOR
 The Chase Manhattan Bank, N.A.
 73 Tremont Street, Boston, MA 02108-3913

-------------------------------------------------------------------------------

CUSTODIAN
 Morgan Guaranty Trust Company of New York
 60 Wall Street, New York, NY 10260

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 One International Place, 44th Floor Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                                   UAM FUNDS

                                    C & B
                                    EQUITY
                                   PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1995

Dear Shareholder:

  The following report provides a detailed description of the securities held and statement of operations for the Cooke & Bieler Equity Portfolio for the fiscal year ended October 31, 1995.

  For the most recent fiscal year ended October 31, 1995, the Cooke & Bieler Equity Portfolio underperformed its Benchmark Index, the S&P 500 Index. Over this period, the Portfolio appreciated 22.28%, which in absolute terms is quite high given the low level of inflation, while the S&P 500 Index earned 26.41% for the same time period.

  Over the past twelve months, returns on common stocks have been exceptionally generous. During periods of rapidly rising financial markets, it is not unusual for our "high quality/low risk" philosophy to underperform. Although we are certainly disappointed with the relative results, they are not altogether inconsistent with our philosophy.

  At this juncture, a cautionary outlook is warranted. Yields on common stocks are at multi-decade lows and investor enthusiasm is quite high. Any negative revisions to the benign inflation outlook or earnings outlook could be met with disappointment. This disappointment could potentially compromise some of the generous returns achieved over this recent period. It is our goal to protect the Portfolio's principal should the U.S. equity market correct. We will do this by adhering to our discipline of only investing in the highest quality companies and making sure that we pay reasonable prices for these securities.

  The Cooke & Bieler Equity Portfolio remains invested in a select number of companies which in the aggregate have high return on equity, strong balance sheets and consistency and predictability in the growth of earnings and dividends. We remain confident that over the long term, this value approach to investing may produce better than market returns with less than market risk.


                                          Sincerely,

                                          /s/ Peter A. Thompson

                                          Peter A. Thompson

  The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------
          COMPARISON OF CHANGE IN VALUE OF $250,000 PURCHASE IN THE

   C & B EQUITY PORTFOLIO AND THE STANDARD & POOR'S 500 INDEX (S & P 500).


                   ---------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN
                      FOR PERIOD ENDED OCTOBER 31, 1995
                   ---------------------------------------
                      1 YEAR     5 YEAR   SINCE 5/15/90*
                   ---------------------------------------
                      22.28%     15.26%      12.12%**
                   ---------------------------------------

                             [GRAPH APPEARS HERE]

                          5/15/90* 10/31/90  10/31/91  10/31/92  10/31/93  10/31/94  10/31/95
                          -------  --------  --------  --------  --------  --------  --------
C & B EQUITY PORTFOLIO+   250,000  243,455   317,708   351,753   364,963   382,000   467,110
S & P 500 INDEX+          250,000  230,000   275,000   300,000   359,575   373,450   472,078

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

* Commencement of Operations

** Total return reflects expenses waived by the Adviser. Without such waiver, total return would be lower.

+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                     Definition of the Comparative Index
                     -----------------------------------

The S & P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Please note that one can not invest in an unmanaged index.

C & B EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                         VALUE
                                                                SHARES   (000)+
--------------------------------------------------------------------------------
COMMON STOCKS (94.5%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (7.0%)
 Boeing Co..................................................... 112,000 $  7,350
 Raytheon Co................................................... 226,000    9,859
                                                                        --------
                                                                          17,209
--------------------------------------------------------------------------------
AUTOMOTIVE (5.4%)
 Cooper Tire & Rubber Co.......................................  90,000    2,081
 Eaton Corp. ..................................................  53,000    2,716
 Genuine Parts Co. ............................................ 212,100    8,405
                                                                        --------
                                                                          13,202
--------------------------------------------------------------------------------
BANKS (1.1%)
 Wachovia Corp.................................................  63,300    2,793
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (5.2%)
 McCormick & Co., Inc. ........................................ 166,300    4,116
 Philip Morris Cos., Inc. ..................................... 102,300    8,645
                                                                        --------
                                                                          12,761
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (9.5%)
 American Greetings Corp., Class A............................. 170,500    5,371
 Dun & Bradstreet Corp. ....................................... 113,900    6,806
 McGraw-Hill Cos., Inc. .......................................  12,000      982
 Readers Digest Association, Inc., Class A (Non-Voting)........ 202,000   10,150
                                                                        --------
                                                                          23,309
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (6.3%)
 Cooper Industries, Inc. ...................................... 156,500    5,282
 Dover Corp. .................................................. 255,300   10,084
                                                                        --------
                                                                          15,366
--------------------------------------------------------------------------------
CHEMICALS (2.4%)
 Lubrizol Corp. ............................................... 206,900    5,948
--------------------------------------------------------------------------------
CONSTRUCTION (3.7%)
 Sherwin-Williams Co........................................... 239,900    9,026
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                SHARES   (000)+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CONSUMER DURABLES (7.5%)
 Avery Dennison Corp. .........................................  77,100 $  3,450
 Corning, Inc. ................................................ 278,900    7,286
 Service Corp. International................................... 195,900    7,861
                                                                        --------
                                                                          18,597
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (4.2%)
 Avon Products, Inc. ..........................................  91,700    6,522
 Hasbro, Inc. ................................................. 125,700    3,834
                                                                        --------
                                                                          10,356
--------------------------------------------------------------------------------
ELECTRONICS (0.7%)
 Grainger (W.W.) Inc. .........................................  29,200    1,825
--------------------------------------------------------------------------------
ENERGY (10.7%)
 Burlington Resources, Inc. ................................... 155,100    5,584
 Exxon Corp. .................................................. 142,100   10,853
 Royal Dutch Petroleum Co. ....................................  80,400    9,879
                                                                        --------
                                                                          26,316
--------------------------------------------------------------------------------
FINANCIAL SERVICES (13.0%)
 EXEL Ltd. ....................................................  97,800    5,232
 Hartford Steam Boiler Inspection & Insurance Co. .............  20,800      970
 Marsh & McLennan Cos., Inc. .................................. 140,500   11,504
 MBIA, Inc. ...................................................  76,500    5,326
 State Street Boston Corp. .................................... 226,600    8,809
                                                                        --------
                                                                          31,841
--------------------------------------------------------------------------------
HEALTH CARE (1.5%)
 Becton, Dickinson & Co. ......................................  58,200    3,783
--------------------------------------------------------------------------------
MULTI-INDUSTRY (2.5%)
 Whitman Corp. ................................................ 283,100    6,016
--------------------------------------------------------------------------------
PAPER & PACKAGING (4.0%)
 Union Camp Corp. ............................................. 194,500    9,895
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                       VALUE
                                                              SHARES   (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
PHARMACEUTICALS (9.8%)
 Bristol-Myers Squibb Co..................................... 108,700 $  8,289
 Merck & Co., Inc. ..........................................  94,700    5,445
 Pfizer, Inc. ...............................................  25,000    1,434
 Schering-Plough Corp. ...................................... 165,500    8,875
                                                                      --------
                                                                        24,043
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $193,963)..........................          232,286
-------------------------------------------------------------------------------
                                                               FACE
                                                              AMOUNT
                                                               (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.4%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.4%)
 J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
 11/1/95, to be repurchased at $13,335 collateralized by
 $10,333 U.S. Treasury Bonds 10.00%, due 5/15/10, valued at
 $13,601 (COST $13,333)...................................... $13,333   13,333
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%) (COST $207,296)....................          245,619
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
-------------------------------------------------------------------------------
 Cash........................................................                5
 Receivable for Investments Sold.............................            1,939
 Dividends Receivable........................................              370
 Interest Receivable.........................................                2
 Other Assets................................................               17
 Payable for Investments Purchased...........................           (1,933)
 Payable for Investment Advisory Fees........................             (134)
 Payable for Administrative Fees.............................              (24)
 Payable for Directors' Fees.................................               (1)
 Other Liabilities...........................................              (47)
                                                                      --------
                                                                           194
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 15,676,837 outstanding $0.001 par value Insti-
 tutional Class shares (authorized 25,000,000 shares)........         $245,813
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.....         $  15.68
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+ See Note A to Financial Statements

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
STATEMENT OF OPERATIONS

                                                                        YEAR
                                                                     YEAR ENDED
                                                                     OCTOBER 31,
(In Thousands)                                                          1995
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..........................................................   $ 6,362
 Interest...........................................................       741
--------------------------------------------------------------------------------
  Total Income......................................................     7,103
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B...................................     1,418
 Administrative Fees--Note C........................................       264
 Custodian Fees.....................................................        24
 Legal Fees.........................................................        16
 Audit Fees.........................................................        15
 Directors' Fees--Note F............................................         7
 Other Expenses.....................................................        40
--------------------------------------------------------------------------------
  Total Expenses....................................................     1,784
 Expense Offset--Note A.............................................       (24)
--------------------------------------------------------------------------------
  Net Expenses......................................................     1,760
--------------------------------------------------------------------------------
NET INVESTMENT INCOME...............................................     5,343
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS....................................    14,986
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS................    25,576
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.............................................    40,562
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................   $45,905
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED  YEAR ENDED
                                                      OCTOBER 31, OCTOBER 31,
(In Thousands)                                           1994        1995
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS:
 Net Investment Income...............................  $  4,923    $  5,343
 Net Realized Gain (Loss)............................    (3,767)     14,986
 Net Change in Unrealized Appreciation...............     8,121      25,576
-----------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
   Operations........................................     9,277      45,905
-----------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................    (4,698)     (5,401)
 Net Realized Gain...................................    (2,785)        --
 In Excess of Net Realized Gain......................      (729)        --
-----------------------------------------------------------------------------
  Total Distributions................................    (8,212)     (5,401)
-----------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.....................................    44,206      36,111
       --In Lieu of Cash Distributions...............     7,631       4,791
 Redeemed............................................   (53,118)    (44,530)
-----------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions.......    (1,281)     (3,628)
-----------------------------------------------------------------------------
 Total Increase (Decrease)...........................      (216)     36,876
Net Assets:
 Beginning of Period.................................   209,153     208,937
-----------------------------------------------------------------------------
  End of Period (2)..................................  $208,937    $245,813
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued......................................     3,396       2,478
  In Lieu of Cash Distributions......................       592         334
  Shares Redeemed....................................    (4,096)     (3,047)
-----------------------------------------------------------------------------
                                                           (108)       (235)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
(2)Net Assets Consist of:
  Paid in Capital....................................  $200,062    $196,434
  Undistributed Net Investment Income................       546         488
  Accumulated Net Realized
   Gain (Loss).......................................    (4,418)     10,568
  Unrealized Appreciation............................    12,747      38,323
-----------------------------------------------------------------------------
                                                       $208,937    $245,813
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    YEARS ENDED OCTOBER 31,
                          -------------------------------------------------
                           1991        1992      1993      1994      1995
----------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  9.13    $  12.33  $  13.29  $  13.06  $  13.13
----------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..     0.25+       0.29      0.28      0.31      0.34
 Net Realized and
  Unrealized Gain
  (Loss)................     3.20        1.02      0.24      0.28      2.55
----------------------------------------------------------------------------
  Total From Investment
   Operations...........     3.45        1.31      0.52      0.59      2.89
----------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..    (0.25)      (0.30)    (0.26)    (0.30)    (0.34)
 Net Realized Gain......      --        (0.05)    (0.49)    (0.18)      --
 In Excess of Net Real-
  ized Gain.............      --          --        --      (0.04)      --
----------------------------------------------------------------------------
  Total Distributions...    (0.25)      (0.35)    (0.75)    (0.52)    (0.34)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $ 12.33    $  13.29  $  13.06  $  13.13  $  15.68
----------------------------------------------------------------------------
----------------------------------------------------------------------------
TOTAL RETURN............    38.04%++    10.68%     4.05%     4.67%    22.28%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Pe-
 riod (Thousands).......  $50,321    $112,763  $209,153  $208,937  $245,813
Ratio of Expenses to Av-
 erage Net Assets.......     1.00%+      0.83%     0.82%     0.82%     0.79%#
Ratio of Net Investment
 Income to
 Average Net Assets.....     2.65%+      2.27%     2.28%     2.39%     2.35%
Portfolio Turnover Rate.        7%         45%       21%       46%       42%
----------------------------------------------------------------------------

 + Net of voluntarily waived fees of $.001 per share for the year ended October
   31, 1991.
++ Total return would have been lower had certain fees not been waived during the period indicated.
 # For the year ended October 31, 1995, the Ratio of Expenses to Average Net
   Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.78%.

   The accompanying notes are an integral part of the financial statements.

                            C & B EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc., formerly known as The Regis Fund, Inc., and UAM Funds Trust, formerly known as The Regis Fund II, (collectively the "UAM Funds") were organized on October 11, 1988 and May 18, 1994, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The C & B Equity Portfolio (the "Portfolio"), a portfolio of the UAM Funds, Inc., began operations on May 15, 1990. At October 31, 1995, the UAM Funds were comprised of thirty-four active portfolios. The financial statements of the remaining portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolio in the preparation of its financial statements.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the mean of the current bid and asked prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value.

  The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  At October 31, 1995, the Portfolio's cost for Federal income tax purposes was $208,089,000. Net unrealized appreciation for Federal income tax purposes aggregated $37,530,000 of which $41,248,000 related to appreciated securities and $3,718,000 related to depreciated securities.

  During the year ended October 31, 1995, the Portfolio utilized capital loss carryforwards for Federal income tax purposes of approximately $3,422,000.

  3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Any distributions from net investment income are declared and paid quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

                            C & B EQUITY PORTFOLIO

  The amount and character of income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been adjusted to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES. Under the terms of an Investment Advisory Agreement, Cooke & Bieler, Inc. ("C&B"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.625% of the Portfolio's average daily net assets. C&B has voluntarily agreed to waive a portion of its advisory fees and to assume expenses on behalf of the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offsets arrangements, from exceeding 1.00% of average daily net assets.

C. ADMINISTRATIVE SERVICES. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ("CGFSC") (the "Administrator"), formerly Mutual Funds Service Company ("MFSC"), provides administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month upon inception of a portfolio to $70,000 annually after two years. In addition, the Portfolio is charged certain out of pocket expenses by the Administrator. Prior to September 1, 1995, MFSC was an affiliate of the United States Trust Company of New York and provided administrative services to the UAM Funds under the same terms, conditions and fees as stated above.

D. DISTRIBUTION SERVICES. UAM Fund Distributors, Inc. (the "Distributor"), formerly known as RFI Distributors (a division of Regis Retirement Plan Services, Inc.), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

                            C & B EQUITY PORTFOLIO

E. PURCHASES AND SALES. During the year ended October 31, 1995, the Portfolio made purchases of $95,023,000 and sales of $89,769,000 of investment securities other than U.S. Government and short-term securities. There were no purchases and sales of U.S. Government securities.

F. DIRECTORS' FEES. Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of the UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement for expenses incurred in attending Board meetings.

G. LINE OF CREDIT. The C & B Equity Portfolio, along with certain other portfolios of the UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of portfolio shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on their average daily unused portion of the line of credit. During the year ended October 31, 1995, there were no borrowings under the agreement.

H. OTHER. At October 31, 1995, 11.1% of total shares outstanding were held by one record shareholder owning 10% or greater of the aggregate total shares outstanding.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
C&B Equity Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the C&B Equity Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 14, 1995


-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

For the year ended October 31, 1995, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 100.0%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                             ICM EQUITY PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer            William A. Humenuk
Director, President         Director
and Chairman
                            Peter M. Whitman, Jr.
Mary Rudie Barneby          Director
Director and Executive
Vice President              William H. Park
                            Vice President and
John T. Bennett, Jr.        Assistant Treasurer
Director
                            Karl O. Hartmann
J. Edward Day               Secretary
Director
                            Robert R. Flaherty
Philip D. English           Treasurer
Director
                            Harvey M. Rosen
                            Assistant Secretary



-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Investment Counselors of Maryland, Inc.
 803 Cathedral Street, Baltimore, MD 21201

-------------------------------------------------------------------------------

ADMINISTRATOR
 The Chase Manhattan Bank, N.A.
 73 Tremont Street, Boston, MA 02108

-------------------------------------------------------------------------------

CUSTODIAN
 Morgan Guaranty Trust Company of New York
 60 Wall Street, New York, NY 10260

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 One International Place, 44th Floor Boston, MA 02110

-------------------------------------------------------------------------------


This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                                   UAM FUNDS

                                  ICM EQUITY
                                   PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1995

Dear Shareholder:

During the fiscal year ended October 31, 1995, the net asset value (NAV) of the ICM Equity Portfolio increased from $10.41 to $12.14. Including dividends and capital gains totaling $.28 per share paid in December 1994, and April, July and October 1995, the total return of the Portfolio for the 12 months was 19.62%, compared to an increase of 26.41% for the S&P 500 Index over the same period.

We look on our results for the year with decidedly mixed emotions. On one hand, our return of nearly 20% was far better than one could have earned in money market funds, CD's, bonds and most foreign equity markets over the same timeframe. It is also a far better return than we expected going into the year, and nearly twice as good as the long-term annual returns produced by stocks over the last seventy years as reported by Ibbotson Associates. On the other hand, we trailed our benchmark S&P 500 Index by nearly 700 basis points for the year on a relative basis. Viewed in this light, our results were disappointing. The balance of this letter will be devoted to a discussion of the reasons for our shortfall this past year, as well as the reasons for our optimism about improved results in the future.

The S&P 500 Index has been a tough bogey to beat this year. According to Lipper Analytical Services, the S&P 500 Index is ahead of 80% of diversified equity mutual funds in 1995. Actively managed mutual funds such as the Portfolio perform differently than the market (sometimes better, sometimes worse) because of differences in investment style, investment strategy and stock selection. In addition, all equity mutual funds face the real world issues of cash holdings, transaction costs and fees; and costs which are not born by artificial benchmarks such as the S&P 500 Index. Turnover has tended to be relatively low in the Portfolio, so transactions costs have not been a big issue for us. Our fees (currently capped at 90 basis points) are also lower than the average mutual fund./1/ In our case, the factors most significantly affecting performance were our cash holdings, our investment style, and to a certain extent, our investment strategy and stock selection.

In a year in which the market is up 26%, any cash is too much cash. Our cash position averaged about 10% through the course of the year, costing us about 2.5% (or 250 basis points) in relative performance. With the yield on stocks at a 100 year low, we maintained this cash position as an anchor to windward in what history says could have been a tough environment for stocks. Our caution was not rewarded.

Our investment style has also been out of favor for much of this year. We are value buyers, focusing on solidly financed companies trading at substantial discounts to the market in terms of price-to-earnings ratio, price-to-book value and/or price-to-cash flow. The average stock in our portfolio typically trades at a 30% discount to the market price/earnings ratio. Numerous academic studies and the real world experience of investors who adhere to value principles have shown that value investing has outperformed other investment styles in the long-run. However, value investing does not prevail at all times. In 1995, growth stocks have held the upper hand by a substantial margin. In fact, a recent Barron's article (November 20, 1995 issue) notes that "Lipper Analytical Services' index of funds with the highest earnings growth rates and valuations is up 40% this year, while the index of portfolios with the lowest prices relative to book and earnings has gained just 22.4%". For comparison purposes, the Portfolio's total return is up 23.4% in calendar 1995 through October 31st.

One reason why growth stocks have outperformed value stocks this year is that investors have worried about the durability of the economic recovery. In this environment, stocks--such as Coca-Cola, Gillette and Procter & Gamble--whose prospects are thought to be relatively insensitive to the economic cycle, have substantially outperformed cyclical stocks. Ironically, twelve months ago, investors were worried about the economy in 1995.
--------
/1/Bogle on Mutual Funds, 1994.

Now that 1995 has turned out fine, people seem to want to worry about 1996. As far as we're concerned, worry creates opportunity--and we have been adding to our positions in such cyclicals as Dow Chemical, USX-U.S. Steel Group, International Paper and Louisiana-Pacific--while at the same time increasing our exposure in energy and real estate investment trusts (REITs).

One might logically ask, "If growth stocks are the place to be, why not own growth stocks?" The answer is that while it may seem logical, it almost never works. People are most strongly influenced by recent events. Those who try to jump from one investment style to another usually abandon one approach that hasn't been working (just before it starts working), in favor of an approach that has been working (just before it stops).

We have no intention of adopting this approach. We will continue to focus our attention on the stocks of well-financed companies with below average price-to-earnings and price-to-book ratios and above average or sharply improving profitability. The practice of buying as much earning power and asset value as possible per dollar of investment has provided satisfactory results in the past, and we have confidence in its prospects for the future.

As of October 31, 1995, the Portfolio held forty-seven stocks with the following statistical profile as compared to the S&P 500 Index:

                                            ICM EQUITY S&P 500
                                            PORTFOLIO   INDEX
                                            ---------- -------
   Average Price to Earnings Ratio (Est.)       10.9x    15.6x
   Average Price-to-Book Value                  2.16x    2.69x
   Average Return on Equity                     19.6%    26.4%
   Average Debt/Total Capitalization            40.1%    45.0%
   Median Market Capitalization (millions)    $7,967   $3,971

Respectfully submitted,
/s/ David E. Nelson, CFA
David E. Nelson, CFA
Principal
Investment Counselors of Maryland, Inc.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waiver (also expenses assumed by the Adviser), total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
------------------------------------------------------------------------------
       COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN THE
     ICM EQUITY PORTFOLIO AND THE STANDARD & POOR'S 500 INDEX (S&P 500).

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 1995
--------------------------------------------------------------------------------
                        1 YEAR          SINCE 10/1/93*
--------------------------------------------------------------------------------
                            19.62%          11.75%
--------------------------------------------------------------------------------


                             [GRAPH APPEARS HERE]

                   ICM                      S&P
                   EQUITY                   500
                   PORTFOLIO+               INDEX+
 10/1/93           100,000                  100,000
10/31/93            99,400                  102,070
10/31/94           105,990                  106,005
10/31/95           126,785                  134,001


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
* Commencement of Operations.
**Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
                      -----------------------------------
The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Please note that one can not invest in an unmanaged index.

ICM EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                         VALUE
                                                                  SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS (89.8%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.4%)
 Lockheed Martin Corp. ..........................................  2,400 $  164
-------------------------------------------------------------------------------
AUTOMOTIVE (3.5%)
 Chrysler Corp. .................................................  1,500     77
 Ford Motor Corp. ...............................................  5,600    161
                                                                         ------
                                                                            238
-------------------------------------------------------------------------------
BASIC RESOURCES (1.5%)
 *FMC Corp. .....................................................  1,400    100
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (3.5%)
 American Brands, Inc. ..........................................  2,000     86
 Philip Morris Cos., Inc. .......................................  1,800    152
                                                                         ------
                                                                            238
-------------------------------------------------------------------------------
CHEMICALS (3.3%)
 Dow Chemical Co. ...............................................  2,000    137
 Praxair, Inc. ..................................................  3,400     92
                                                                         ------
                                                                            229
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (5.3%)
 Guilford Mills, Inc. ...........................................  4,500    100
 Melville Corp. .................................................  3,700    118
 TJX Cos., Inc. ................................................. 10,700    144
                                                                         ------
                                                                            362
-------------------------------------------------------------------------------
CONSUMER STAPLES (6.7%)
 American Home Products Corp. ...................................  2,200    195
 General Electric Co. ...........................................  1,900    120
 Warner-Lambert Co. .............................................  1,700    145
                                                                         ------
                                                                            460
-------------------------------------------------------------------------------
ELECTRONICS (1.3%)
 Philips Electronics N.V. .......................................  2,300     89
-------------------------------------------------------------------------------
ENERGY (3.9%)
 Atlantic Richfield Co. .........................................    700     75

   The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                   SHARES (000)+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
ENERGY--(CONTINUED)
 Equitable Resources, Inc......................................... 4,200  $  123
 Royal Dutch Petroleum Co.........................................   600      74
                                                                          ------
                                                                             272
--------------------------------------------------------------------------------
FINANCIAL SERVICES (17.0%)
 BankAmerica Corp................................................. 2,600     150
 Chemical Banking Corp............................................ 3,000     171
 Comerica, Inc.................................................... 4,500     151
 First Union Corp................................................. 2,800     139
 Meridian Bancorp, Inc............................................ 3,000     128
 NationsBank Corp. ............................................... 2,700     178
 Republic New York Corp. ......................................... 2,800     164
 Washington Mutual, Inc........................................... 3,500      89
                                                                          ------
                                                                           1,170
--------------------------------------------------------------------------------
INSURANCE (6.7%)
 Chubb Corp....................................................... 1,900     170
 First Colony Corp................................................ 4,400     120
 Providian Corp................................................... 4,300     169
                                                                          ------
                                                                             459
--------------------------------------------------------------------------------
MANUFACTURING (3.8%)
 ITT Corp......................................................... 1,400     172
 Whitman Corp. ................................................... 4,200      89
                                                                          ------
                                                                             261
--------------------------------------------------------------------------------
METALS (4.2%)
 Phelps Dodge Corp................................................ 2,500     158
 USX-U.S. Steel Group, Inc........................................ 4,400     131
                                                                          ------
                                                                             289
--------------------------------------------------------------------------------
PAPER & PACKAGING (4.0%)
 International Paper Co........................................... 4,000     148
 Louisiana-Pacific Corp........................................... 5,200     124
                                                                          ------
                                                                             272
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                  SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (5.8%)
 Omega Healthcare Investors, Inc.................................  5,300 $  134
 Pacific Gulf Properties, Inc....................................  8,500    129
 United Dominion Realty Trust.................................... 10,000    138
                                                                         ------
                                                                            401
-------------------------------------------------------------------------------
TECHNOLOGY (2.6%)
 Hewlett-Packard Co..............................................  1,200    111
 Seagate Technology..............................................  1,500     67
                                                                         ------
                                                                            178
-------------------------------------------------------------------------------
TRANSPORTATION (8.2%)
 Burlington Northern, Inc........................................  2,200    185
 Norfolk Southern Corp. .........................................  1,200     93
 Ryder System, Inc...............................................  5,200    125
 Union Pacific Corp..............................................  2,400    157
                                                                         ------
                                                                            560
-------------------------------------------------------------------------------
UTILITIES (6.1%)
 AT&T Corp. .....................................................  2,500    160
 MCI Corp........................................................  6,200    154
 Telefonos de Mexico S.A. ADR, Class L...........................  3,900    107
                                                                         ------
                                                                            421
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $5,321)................................         6,163
-------------------------------------------------------------------------------
                                                                   FACE
                                                                  AMOUNT
                                                                  (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (10.2%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (10.2%)
 J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
 11/1/95, to be repurchased at $699, collateralized by $617 U.S.
 Treasury Bond
 7.50%, due 5/15/16, valued at $713 (COST $699)..................   $699    699
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%) (COST $6,020).........................         6,862
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                        VALUE
                                                                        (000)+
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%)
-------------------------------------------------------------------------------
 Dividends Receivable..............................................     $   15
 Receivable from Investment Adviser................................         11
 Other Assets......................................................          1
 Payable for Administrative Fees...................................         (6)
 Payable for Directors' Fees.......................................         (1)
 Other Liabilities.................................................        (17)
                                                                        ------
                                                                             3
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 565,651 outstanding $0.001 par value Institutional Class shares
  (authorized 25,000,000 shares)....................................... $6,865
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE............... $12.14
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+See Note A to Financial Statements
*Non-Income Producing Security
ADRAmerican Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
STATEMENT OF OPERATIONS

                                                                        YEAR
                                                                        ENDED
                                                                     OCTOBER 31,
(In Thousands)                                                          1995
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends....................................................         $  158
 Interest.....................................................             30
--------------------------------------------------------------------------------
  Total Income................................................            188
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees.................................................. $ 35
  Less: Fees Waived...........................................  (35)      --
                                                               ----
 Administrative Fees--Note C..................................             60
 Printing Fees................................................             13
 Audit Fees...................................................             13
 Custodian Fees...............................................              6
 Registration and Filing Fees.................................              5
 Directors' Fees--Note F......................................              3
 Other Expenses...............................................              1
 Expenses Assumed by the Adviser--Note B......................            (49)
--------------------------------------------------------------------------------
  Total Expenses..............................................             52
 Expense Offset--Note A.......................................             (1)
--------------------------------------------------------------------------------
  Net Expenses................................................             51
--------------------------------------------------------------------------------
NET INVESTMENT INCOME.........................................            137
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS..............................            247
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS..........            747
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.......................................            994
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........         $1,131
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED  YEAR ENDED
                                                         OCTOBER 31, OCTOBER 31,
(In Thousands)                                              1994        1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................    $   55      $  137
 Net Realized Gain.....................................        13         247
 Net Change in Unrealized Appreciation.................       101         747
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.       169       1,131
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................       (47)       (129)
 Net Realized Gain.....................................       --           (7)
--------------------------------------------------------------------------------
  Total Distributions..................................       (47)       (136)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................     1,515       2,502
   --In Lieu of Cash Distribution......................        45         131
 Redeemed..............................................       --         (422)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........     1,560       2,211
--------------------------------------------------------------------------------
 Total Increase........................................     1,682       3,206
Net Assets:
 Beginning of Year.....................................     1,977       3,659
--------------------------------------------------------------------------------
 End of Year (2).......................................    $3,659      $6,865
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.........................................       148         240
 In Lieu of Cash Distributions.........................         5          12
 Shares Redeemed.......................................       --          (38)
--------------------------------------------------------------------------------
                                                              153         214
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital.......................................    $3,547      $5,758
 Undistributed Net Investment Income...................        10          18
 Accumulated Net Realized Gain.........................         7         247
 Unrealized Appreciation...............................        95         842
--------------------------------------------------------------------------------
                                                           $3,659      $6,865
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              YEARS ENDED
                                                              OCTOBER 31,
                                                             ----------------
                                               OCTOBER 1,
                                                1993** TO
                                               OCTOBER 31,
                                                  1993        1994      1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........   $10.00       $9.94    $10.41
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income+.......................     0.01        0.20      0.26
 Net Realized and Unrealized Gain (Loss)......    (0.07)       0.45      1.75
--------------------------------------------------------------------------------
  Total from Investment Operations............    (0.06)       0.65      2.01
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income........................      --        (0.18)    (0.26)
 Net Realized Gain............................      --          --      (0.02)
--------------------------------------------------------------------------------
  Total Distributions.........................      --        (0.18)    (0.28)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD................    $9.94      $10.41    $12.14
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN..................................    (0.60)%++    6.63%++  19.62%++
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).........   $1,977      $3,659    $6,865
Ratio of Expenses to Average Net Assets+......     0.90%*      0.90%     0.92%#
Ratio of Net Investment Income to Average Net
 Assets+......................................     1.06%*      2.15%     2.44%
Portfolio Turnover Rate.......................       11%         17%       37%
--------------------------------------------------------------------------------

* Annualized
** Commencement of Operations.
+ Net of voluntarily waived fees and expenses assumed by the Adviser of $0.04, $0.21, and $0.16 per share for the period ended October 31, 1993, and the years ended October 31, 1994 and 1995, respectively.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
# The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.90%.

   The accompanying notes are an integral part of the financial statements.

                             ICM EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc., formerly known as The Regis Fund, Inc., and UAM Funds Trust, formerly known as The Regis Fund II, (collectively the "UAM Funds") were organized on October 11, 1988 and May 18, 1994, respectively, and are registered under the Investment Company Act to 1940, as amended, as open-end management investment companies. The ICM Equity Portfolio (the "Portfolio"), a portfolio of the UAM Funds, began operations on October 1, 1993. At October 31, 1995, the UAM Funds were comprised of thirty-four active portfolios. The financial statements of the remaining portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolio in the preparation of its financial statements.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the mean of the current bid and asked prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value.

  The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  At October 31, 1995, the Portfolio's cost for Federal income tax purposes was $6,020,000. Net unrealized appreciation for Federal income tax purposes aggregated $842,000, of which $1,013,000 related to appreciated securities and $171,000 related to depreciated securities.

  3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Any distributions from net investment income are declared and paid quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                             ICM EQUITY PORTFOLIO

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees have been adjusted to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES. Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation (UAM), provides investment advisory services to the Portfolio under an Investment Advisory Agreement. Under the terms of the agreement, the Adviser is paid a fee at an annual rate of 0.625% of the Portfolio's average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses on behalf of the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offsets arrangements, from exceeding 0.90% of average daily net assets.

C. ADMINISTRATIVE SERVICES. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ("CGFSC") (the "Administrator"), formerly Mutual Funds Service Company ("MFSC"), provides administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month upon inception of a portfolio to $70,000 annually after two years. In addition, the Portfolio is charged certain out of pocket expenses by the Administrator. Prior to September 1, 1995, MFSC was an affiliate of the United States Trust Company of New York and provided administrative services to the UAM Funds under the same terms, conditions and fees as stated above.

D. DISTRIBUTION SERVICES. UAM Fund Distributors, Inc. (the "Distributor"), formerly known as RFI Distributors (a division of Regis Retirement Plan Services, Inc.), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

E. PURCHASES AND SALES. During the year ended October 31, 1995, the Portfolio made purchases of $3,427,000 and sales of $1,854,000 of investment securities other than U.S. Government and short-term securities. There were no purchases and sales of U.S. Government securities.

                             ICM EQUITY PORTFOLIO

F. DIRECTORS' FEES. Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of the UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending board meetings.

G. LINE OF CREDIT. The ICM Equity Portfolio, along with certain other portfolios of the UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of portfolio shares. Interest is charged to each participating portfolio based on its borrowings at rate per annum equal to the Federal Funds Rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on their average daily unused portion of the line of credit. During the year ended October 31, 1995, there were no borrowings under the agreement.

H. OTHER. At October 31, 1995, 77.0% of total shares outstanding were held by three record shareholders owning 10% or greater of the aggregate total shares outstanding.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
ICM Equity Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICM Equity Portfolio (the "Portfolio"), a Portfolio of UAM Funds, Inc., at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 14, 1995


-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended October 31, 1995, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 47.7%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
ICM SMALL COMPANY PORTFOLIO

-------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

Norton H. Reamer            William A. Humenuk
Director, President         Director
and Chairman

Mary Rudie Barneby          Peter M. Whitman, Jr.
Director and Executive      Director
Vice President
                            William H. Park
John T. Bennett, Jr.        Vice President and
Director                    Assistant Treasurer

J. Edward Day               Karl O. Hartmann
Director                    Secretary

Philip D. English           Robert R. Flaherty
Director                    Treasurer

                            Harvey M. Rosen
                            Assistant Secretary

-------------------------------------------------------------------------------
INVESTMENT ADVISER
 Investment Counselors of Maryland, Inc.
 803 Cathedral Street, Baltimore, MD 21201

-------------------------------------------------------------------------------
ADMINISTRATOR
 The Chase Manhattan Bank, N.A.
 73 Tremont Street, Boston, MA 02108

-------------------------------------------------------------------------------
CUSTODIAN
 Morgan Guaranty Trust Company of New York
 60 Wall Street, New York, NY 10260

-------------------------------------------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 One International Place, 44th Floor Boston, MA 02110

-------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                                   UAM FUNDS

                                   ICM SMALL
                               COMPANY PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1995

                          ICM SMALL COMPANY PORTFOLIO

                     "A SURPRISINGLY GOOD YEAR FOR STOCKS"

The U.S. equity market experienced a surprisingly benign economic and financial environment during the twelve months ended October 31, 1995. The Federal Reserve essentially moved to the sidelines for much of the year. The tightening of monetary policy which occurred in 1994 had its desired effect as the economy slowed dramatically and inflation remained under firm control. The bond market responded to these events by staging a vigorous recovery as long-term interest rates fell from close to 8% to just over 6.25%. Corporate earnings growth remained very strong as profit margins continued to widen. The combination of rising earnings and expanding price-to-earnings ratios produced a market advance that exceeded general expectations.

                                        AVERAGE ANNUAL TOTAL RETURNS
                                ------------------------------------------------------------------
                                1 YEAR                                                      4-19-
                                ENDED                        5 YEARS                         89*
                                9-30-                         ENDED                        THROUGH
                                  95                         9-30-95                       9-30-95
                                ------                       -------                       -------
                                22.19%                       27.31%                        17.25%

      AVERAGE ANNUAL TOTAL RETURNS FOR FIVE FISCAL YEARS ENDED OCTOBER 31
                                  (UNAUDITED)

                                                                     FIVE YEARS
                                                                 ------------------
                                                                            AVERAGE
                           1991    1992    1993    1994   1995   CUMULATIVE ANNUAL
                          ------- ------- ------- ------ ------- ---------- -------
ICM Small Co. Portfolio.  +62.79% +23.96% +35.20% +4.59% +17.73%  +235.98%  +27.43%
Russell 2000............  +58.61%  +9.48% +32.40% -0.30% +18.35%  +171.22%  +22.09%
S&P 500.................  +33.51%  +9.95% +14.91% +3.86% +26.41%  +121.58%  +17.25%

The performance numbers set forth above deserve a detailed comment. First, the most recent fiscal year marks the first fiscal year during which the Portfolio underperformed the Russell 2000 Index. At the mid-way point of the year, the Portfolio had outperformed the Russell 2000 by 270 basis points (+8.06% vs. +5.36%). Obviously, the last six months have been tough. There are four primary reasons for this recent lackluster record:

 1. The Portfolio has significant exposure to consumer spending with heavy weightings in auto-related, textile and apparel, and retail companies. These groups did very poorly in the second half of the year.

 2. We reduced our exposure to technology too early. These sales were driven by our valuation disciplines which sometimes cause us to miss some of a stock's appreciation.

 3. We did not own enough banks. Nearly all bank stocks did extremely well this year as earnings have been good and takeover and merger fever has swept the industry.

 4. Cash reserves as a percent of total assets increased throughout the second half due in part to cash flows and in part to a cautious approach to reinvesting proceeds from sales. In a bull market, cash does not help performance.

More broadly, the five-year period ended October 31, 1995 was an extraordinarily good one for stocks with compound annual returns exceeding by a wide margin the long-term historic average for the S&P 500 Index of about 11% as reported by Ibbotson Associates. If these returns were on a calendar basis, the annualized five-year return for the S&P 500 Index of 17.25% would rank 12th, out of 65 five-year holding periods going back to 1926. The Russell 2000, a proxy for small capitalization stocks, underperformed the S&P 500 Index for the second consecutive year. In our Semi-Annual Report dated April 30, 1995 we suggested that small cap stocks could make up some ground lost to big cap stocks earlier this year. For a portion of the summer, this in fact occurred. However, this catch-up phase was short-lived as renewed concerns about the U.S. economy put pressure on many consumer-related and industrial stocks.
--------
* date of commencement

The big story for much of the last fiscal year was the explosive performance by technology stocks. The magnitude of the price advances in numerous technology stocks has been breathtaking, and valuation multiples of earnings, revenues, and book value in certain sectors of the technology group are reminiscent of those reached in the 1983 blow off. While the Portfolio had a meaningful position in technology a year ago (19.5% of the Portfolio), we took profits in some issues well before they peaked, and we exited the year with less than 10% in this sector.

A reading of the Investment Approach section of this report will leave no doubt that the Portfolio is a "value" oriented investment vehicle. While we believe "value" will outperform "growth" over the long term, we recognize that there will be periods when growth does better. The last year was such a period. A recent Barron's article (November 20, 1995 issue) states that "Lipper Analytical Services' index of funds with the highest earnings growth-rates and valuations is up some 40% this year, while the index of portfolios with the lowest prices relative to book and earnings has gained just 22.4%". While the period covered by this Lipper analysis does not coincide with the Portfolio's fiscal year, the study does confirm that most "value" investors have underperformed "growth" investors in 1995. Again, our investment approach stresses low price-to-earnings and price-to-book value, and the Portfolio's average measures of these two ratios are consistently below those of the average equity mutual fund. The one-hundred twenty-four stocks held in the Portfolio had the following statistical profile as of October 31, 1995:

   Largest Market Capitalization................................ $1,783 million
   Smallest Market Capitalization...............................    $16 million
   Average Market Capitalization................................   $321 million
   Median Market Capitalization.................................   $221 million
   Average Price-to-Earnings Ratio (Est.).......................          13.3x
   Average Price-to-Book Value..................................           1.6x
   Average Return on Equity.....................................          17.73%

Looking ahead, we cannot envision a scenario that would propel stocks broadly higher that would not, at the same time, be very bullish for the consumer-related and industrial types of stocks which have hurt our performance in the last six months. We will certainly be putting the cash to work as opportunities present themselves, but we will do so in a very measured way.

Finally, we would like to comment on the recent increase in the minimum initial investment for new investors from $100,000 to $5,000,000. This increase was designed to slow inflows into the Portfolio which has grown from just under $116 million last year to over $250 million this year. We believe it is necessary to limit assets under management in order to maintain the integrity of the process outlined in our Investment Approach set forth on page 3.

Respectfully,

Robert D. McDorman, Jr.
/s/ Robert D. McDorman, Jr.
Principal
Investment Counselors of Maryland, Inc.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                   UAM FUNDS
                          ICM SMALL COMPANY PORTFOLIO

INVESTMENT APPROACH

  The purpose of the ICM Small Company Portfolio is to provide its shareholders with exposure to a diversified portfolio of small capitalization companies with attractive valuation characteristics. The investment rationale behind the Portfolio and the stock selection process is the historic long-term superior relative performance of small companies and the belief on the part of Investment Counselors of Maryland ("ICM") that "value" stocks within the small cap sector will provide incremental positive returns. Since the Portfolio's objective is to provide maximum, long-term total return consistent with reasonable risk to principal by investing in the small cap sector of the equity market, ICM maintains a nearly fully invested position in the Portfolio at all times.

  The evaluation of the performance of the Portfolio should take into consideration the fact that the Portfolio manager is maintaining a nearly fully invested position at all times, and the universe of stocks is the small capitalization stock universe. Therefore, the index most appropriate for comparison purposes is the Russell 2000.

  In selecting stocks for inclusion in the Portfolio, the manger looks for the following attributes:

  1) Capitalization--Nearly all of the companies included in the Portfolio will have a market capitalization of between $50 million and $700 million.

  2) Low Price to Earnings Ratio--The stocks selected for inclusion in the Portfolio are, at the time of purchase, selling at a discount to the S&P 500 on a Price to Earnings Ratio basis or will be in the immediate future due to very strong earnings momentum.

  3) Relative Return on Equity Greater Than Relative Price to Earnings Ratio--Nearly all the companies held in the Portfolio have a Relative Return on Equity (ROE relative to ROE of the S&P 500) that is higher than their respective relative Price to Earnings Ratio.

  4) Balance Sheet Strength--There is a strong bias in the selection process toward companies with strong balance sheets. As a group, the companies in the Portfolio have a lower debt to total capitalization ratio than the average company and a higher current ratio.

  5) Low Price to Book Value--There is a strong bias in the selection process toward companies with a low absolute and relative Price to Book Value.

  6) Positive Earnings Momentum--In choosing among a group of similarly valued companies, those with positive earnings momentum and/or positive earnings surprise are ranked more highly.

Performance Comparison
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN VALUE OF $5,000,000 PURCHASE IN THE
            ICM SMALL COMPANY PORTFOLIO AND THE RUSSELL 2000 INDEX

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED OCTOBER 31, 1995

--------------------------------------------------------------------------------
1 YEAR                       5 YEARS                  SINCE 4/19/89*
17.73%                       27.43%                   16.36%
--------------------------------------------------------------------------------


                             [GRAPH APPEARS HERE]


                             ICM SMALL           RUSSELL
                             COMPANY             2000
                             PORTFOLIO+          INDEX+
 4/19/89                     5,000,000           5,000,000
10/31/89                     4,993,500           5,118,000
10/31/90                     4,006,285           3,721,298
10/31/91                     6,521,831           5,902,350
10/31/92                     8,084,462           6,461,893
10/31/93                     10,930,193          8,555,547
10/31/94                     11,431,889          8,529,880
10/31/95                     13,458,763          10,095,113


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
* Commencement of Operations.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
                      -----------------------------------

The Russell 2000 Index is an unmanaged index composed of the 2000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S.publicly traded companies.



Please note that one can not invest in an unmanaged index.

ICM SMALL COMPANY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                         VALUE
                                                                SHARES   (000)+
--------------------------------------------------------------------------------
COMMON STOCKS (82.7%)
--------------------------------------------------------------------------------
AUTOMOTIVE (4.0%)
 Donnelly Corp.................................................  40,000 $    570
 Dorsey Trailers, Inc. ........................................  60,000      397
 Excel Industries, Inc. ....................................... 100,000    1,200
 Smith (A.O.) Corp. ........................................... 100,000    2,075
 Standard Products Co. ........................................  40,000      620
 Starcraft Corp. ..............................................  90,000      562
 Strattec Security Corp. ...................................... 102,700    1,669
 Treadco, Inc. ................................................  80,000      580
 Wynn's International, Inc. ...................................  84,300    2,318
                                                                        --------
                                                                           9,991
--------------------------------------------------------------------------------
BANKS (4.3%)
 First Commerce Corp. .........................................  50,000    1,538
 First Financial Corp. ........................................ 140,000    2,940
 *Sterling Financial Corp. ....................................  33,341      433
 TCF Financial Corp. ..........................................  40,000    2,350
 Trans Financial Bancorp, Inc. ................................  50,000      850
 Vermont Financial Services Corp. .............................  83,500    2,630
                                                                        --------
                                                                          10,741
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (4.9%)
 *Astec Industries, Inc........................................ 130,000 $  1,544
 *Avondale Industries, Inc..................................... 300,000    4,500
 BE Aerospace, Inc.............................................  75,000      591
 CMI Corp., Class A............................................ 300,000    1,462
 Scotsman Industries, Inc...................................... 115,000    1,869
 Varlen Corp...................................................  88,000    2,354
                                                                        --------
                                                                          12,320
--------------------------------------------------------------------------------
CHEMICALS (3.3%)
 Aceto Corp....................................................  80,000    1,250
 Applied Extrusion Technologies, Inc........................... 100,000    1,537
 Cambrex Corp..................................................  40,800    1,556
 Dexter Corp................................................... 100,000    2,387
 Furon Co...................................................... 100,000    1,550
                                                                        --------
                                                                           8,280
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                  SHARES  (000)+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CONSTRUCTION (9.1%)
 *BMC West Corp. ................................................ 100,000  1,363
 Centex Construction Products, Inc. ............................. 250,000  3,156
 Centex Corp. ...................................................  50,000  1,638
 Continental Homes Holding Corp. ................................ 110,000  2,255
 Granite Construction, Inc. ..................................... 120,000  3,405
 Griffon Corp. .................................................. 250,000  2,094
 Juno Lighting, Inc. ............................................ 135,000  1,958
 Martin Marietta Materials, Inc. ................................ 100,000  1,900
 Payless Cashways, Inc. ......................................... 115,000    661
 Republic Gypsum Co. ............................................  35,000    411
 *Southdown, Inc................................................. 230,000  3,737
 Wolohan Lumber Co. .............................................  30,000    285
                                                                          ------
                                                                          22,863
--------------------------------------------------------------------------------
CONSUMER DURABLES (4.6%)
 Aaron Rents, Inc., Class B...................................... 120,000  2,070
 Baldwin Piano & Organ Co........................................  85,000  1,062
 Bush Industries, Inc., Class A.................................. 125,000  2,328
 Coachmen Industries, Inc........................................  75,000  1,266
 General Housewares Corp......................................... 100,000  1,037
 *Material Science Corp.......................................... 100,000  1,662
 *Rex Stores Corp................................................ 100,000  1,700
 Winsloew Furniture, Inc.........................................  60,000    360
                                                                          ------
                                                                          11,485
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (3.7%)
 Cone Mills Corp................................................. 150,000  1,631
 EKCO Group, Inc................................................. 150,000    844
 ERO, Inc........................................................ 100,000    575
 *Fieldcrest Cannon, Inc.........................................  70,000  1,348
 Galey & Lord, Inc............................................... 200,000  2,500
 Guilford Mills, Inc............................................. 110,000  2,434
                                                                          ------
                                                                           9,332
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                 SHARES  (000)+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
ENERGY (3.5%)
 Apache Corp....................................................  31,500 $   803
 Nabors Industries, Inc......................................... 350,000   3,019
 *Oceaneering International, Inc................................  90,000     855
 Offshore Logistics, Inc........................................  63,000     780
 Penn Virginia Corp.............................................  38,200   1,203
 Phoenix Resource Co., Inc...................................... 120,000   2,130
                                                                         -------
                                                                           8,790
--------------------------------------------------------------------------------
FINANCIAL SERVICES (0.7%)
 Edwards (A.G.), Inc............................................  22,500     574
 Legg Mason, Inc................................................  40,000   1,150
                                                                         -------
                                                                           1,724
--------------------------------------------------------------------------------
HEALTH CARE (2.3%)
 Beckman Instruments, Inc.......................................  60,000   1,987
 PSICOR, Inc.................................................... 110,000   1,375
 Spacelabs Medical, Inc.........................................  95,000   2,399
                                                                         -------
                                                                           5,761
--------------------------------------------------------------------------------
INSURANCE (7.6%)
 Acmat Corp..................................................... 100,000   1,150
 Allied Group, Inc..............................................  65,000   2,064
 Capital Guaranty Corp..........................................  80,000   1,770
 Capital RE Corp................................................  60,000   1,695
 CMAC Investment Corp...........................................  40,000   1,900
 Lawyers Title Corp.............................................  70,000   1,146
 Life Re Corp................................................... 125,000   2,594
 *MAIC Holdings, Inc............................................  31,500     945
 *Penn Treaty American Corp.....................................  80,000   1,220
 PXRE Corp...................................................... 100,000   2,475
 Trenwick Group, Inc............................................  40,000   1,980
                                                                         -------
                                                                          18,939
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                        VALUE
                                                               SHARES   (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
MANUFACTURING (3.6%)
 Clarcor, Inc.................................................  55,000 $  1,251
 Donaldson Co., Inc...........................................  40,500      987
 Essef Corp...................................................  60,000    1,050
 Harsco Corp..................................................  18,000      949
 Hunt Manufacturing Co........................................ 150,000    2,625
 Synalloy Corp................................................ 100,000    2,050
                                                                       --------
                                                                          8,912
-------------------------------------------------------------------------------
METALS (4.9%)
 AK Steel Holding Corp........................................ 125,000    3,875
 Carpenter Technology Corp....................................  80,000    3,030
 Easco, Inc................................................... 150,000    1,087
 J & L Specialty Steel, Inc................................... 200,000    3,275
 *Steel of West Virginia, Inc................................. 125,000    1,063
                                                                       --------
                                                                         12,330
-------------------------------------------------------------------------------
PAPER & PACKAGING (1.9%)
 American Business Products, Inc..............................  30,000      656
 Rayonier, Inc................................................  70,000    2,625
 Specialty Paperboard, Inc.................................... 120,000    1,395
                                                                       --------
                                                                          4,676
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (2.1%)
 Cali Realty Corp............................................. 100,000    1,950
 Healthcare Realty Trust, Inc.................................  35,000      704
 Liberty Property Trust.......................................  40,000      810
 Omega Healthcare Investors, Inc..............................  22,500      571
 Shurgard Storage Centers, Inc................................  30,000      765
 Town & Country Trust.........................................  45,000      574
                                                                       --------
                                                                          5,374
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                        VALUE
                                                               SHARES   (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
RETAIL (4.2%)
 Big B, Inc................................................... 150,000 $  2,175
 Carson Pirie Scott & Co...................................... 122,000    2,059
 Fred's, Inc..................................................  52,500      407
 Ruddick Corp................................................. 140,000    1,785
 Smith's Food & Drug Centers, Inc., Class B................... 125,000    2,859
 Strawbridge & Clothier.......................................  69,000    1,277
                                                                       --------
                                                                         10,562
-------------------------------------------------------------------------------
SERVICES (6.2%)
 ABM Industries, Inc.......................................... 110,000    2,915
 Devon Group, Inc............................................. 125,000    4,813
 *EA Engineering Science & Technology, Inc....................  36,500      146
 PHH Corp.....................................................  70,000    3,063
 Rexel, Inc................................................... 300,000    3,450
 Unitel Video, Inc............................................  70,000      416
 *Vicorp Restaurants, Inc.....................................  70,000      735
                                                                       --------
                                                                         15,538
-------------------------------------------------------------------------------
TECHNOLOGY (9.4%)
 AMETEK, Inc..................................................  65,000    1,146
 Analysts International Corp..................................  50,000    1,463
 Andros, Inc..................................................  85,500    1,454
 *Banctec, Inc................................................  55,000    1,031
 Charter Power System, Inc....................................  70,000    1,750
 Cohu, Inc....................................................  60,000    1,845
 *Exar Corp...................................................  82,500    1,959
 *ILC Technology, Inc.........................................  65,000      609
 *Marshall Industries.........................................  70,000    2,468
 Methode Electronics, Inc., Class A........................... 125,000    2,875
 National Computer Systems, Inc............................... 150,000    2,775
 *Norstan, Inc................................................  55,000    1,375
 Quixote Corp................................................. 150,000    1,425
 Western Digital Corp......................................... 100,000    1,550
                                                                       --------
                                                                         23,725
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                       VALUE
                                                              SHARES   (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TRANSPORTATION (1.2%)
 Rollins Truck Leasing Corp.................................. 200,000 $  1,925
 TNT Freightways Corp........................................  60,000    1,080
                                                                      --------
                                                                         3,005
-------------------------------------------------------------------------------
UTILITIES (1.2%)
 Comsat Corp................................................. 150,000    2,981
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $176,014)..........................          207,329
-------------------------------------------------------------------------------
                                                               FACE
                                                              AMOUNT
                                                               (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (17.2%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (7.3%)
 J.P. Morgan Securities Inc., 5.35%, dated 10/31/95, due
 11/1/95, to be repurchased at $18,315, collateralized by
 $11,321 U.S. Treasury Bond 13.875%, due 5/15/11, valued at
 $18,680..................................................... $18,312   18,312
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATION (9.9%)
 Federal Home Loan Bank Discount Note 5.60%, 11/15/95........  25,000   24,946
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $43,258)..................           43,258
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%) (COST $219,272)....................          250,587
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
-------------------------------------------------------------------------------
 Cash........................................................              471
 Dividends Receivable........................................              209
 Interest Receivable.........................................                3
 Other Assets................................................                9
 Payable for Investments Purchased...........................             (270)
 Payable for Investment Advisory Fees........................             (147)
 Payable for Administrative Fees.............................              (23)
 Payable for Directors' Fees.................................               (1)
 Other Liabilities...........................................              (40)
                                                                      --------
                                                                           211
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 13,169,952 outstanding $0.001 par value Insti-
 tutional Class shares (authorized 50,000,000 shares)........         $250,798
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.....         $  19.04
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+ See Note A to Financial Statements
* Non-Income Producing Security
Interest rate disclosed for the U.S. Government Agency Obligation represents effective yield.

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
STATEMENT OF OPERATIONS

                                                                        YEAR
                                                                        ENDED
                                                                     OCTOBER 31,
(In Thousands)                                                          1995
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..........................................................   $ 2,098
 Interest...........................................................     1,246
--------------------------------------------------------------------------------
  Total Income......................................................     3,344
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B...................................     1,242
 Administrative Fees--Note C........................................       207
 Custodian Fees.....................................................        19
 Printing Fees......................................................        18
 Audit Fees.........................................................        14
 Legal Fees.........................................................        13
 Registration and Filing Fees.......................................        11
 Directors' Fees--Note F............................................         6
 Other Expenses.....................................................        16
--------------------------------------------------------------------------------
  Total Expenses....................................................     1,546
 Expense Offset--Note A.............................................       (19)
--------------------------------------------------------------------------------
  Net Expenses......................................................     1,527
--------------------------------------------------------------------------------
NET INVESTMENT INCOME...............................................     1,817
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS....................................    12,752
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS................    13,796
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.............................................    26,548
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................   $28,365
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED  YEAR ENDED
                                                         OCTOBER 31, OCTOBER 31,
(In Thousands)                                              1994         1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................   $    582    $  1,817
 Net Realized Gain.....................................      5,152      12,752
 Net Change in Unrealized Appreciation (Depreciation)..     (1,046)     13,796
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.      4,688      28,365
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................       (552)     (1,470)
 Net Realized Gain.....................................    (10,917)     (5,149)
--------------------------------------------------------------------------------
  Total Distributions..................................    (11,469)     (6,619)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................     35,248     128,619
   --In Lieu of Cash Distributions.....................     11,172       6,136
 Redeemed..............................................     (5,748)    (21,464)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........     40,672     113,291
--------------------------------------------------------------------------------
 Total Increase........................................     33,891     135,037
Net Assets:
 Beginning of Year.....................................     81,870     115,761
--------------------------------------------------------------------------------
 End of Year (2).......................................   $115,761    $250,798
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.........................................      2,081       7,178
 In Lieu of Cash Distributions.........................        689         377
 Shares Redeemed.......................................       (346)     (1,176)
--------------------------------------------------------------------------------
                                                             2,424       6,379
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital.......................................   $ 93,009    $206,300
 Undistributed Net Investment Income...................         90         437
 Accumulated Net Realized Gain.........................      5,143      12,746
 Unrealized Appreciation...............................     17,519      31,315
--------------------------------------------------------------------------------
                                                          $115,761    $250,798
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         YEARS ENDED OCTOBER 31,
                                ---------------------------------------------
                                 1991     1992     1993      1994      1995
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR.......................... $  7.78  $ 12.50  $ 14.96  $  18.75  $  17.05
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net Investment Income.........    0.14     0.11     0.08      0.09      0.16
 Net Realized and Unrealized
  Gain.........................    4.73     2.81     4.94      0.64      2.70
-------------------------------------------------------------------------------
  Total from Investment Opera-
   tions.......................    4.87     2.92     5.02      0.73      2.86
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.........   (0.15)   (0.10)   (0.07)    (0.09)    (0.14)
 Net Realized Gain.............     --     (0.36)   (1.16)    (2.34)    (0.73)
-------------------------------------------------------------------------------
  Total Distributions..........   (0.15)   (0.46)   (1.23)    (2.43)    (0.87)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR... $ 12.50  $ 14.96  $ 18.75  $  17.05  $  19.04
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN...................   62.79%   23.96%   35.20%     4.59%    17.73%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thou-
 sands)........................ $43,559  $58,483  $81,870  $115,761  $250,798
Ratio of Expenses to Average
 Net Assets....................    1.02%    0.95%    0.95%     0.93%     0.87%#
Ratio of Net Investment Income
 to Average Net Assets.........    1.32%    0.77%    0.46%     0.58%     1.02%
Portfolio Turnover Rate........      49%      34%      47%       21%       20%
-------------------------------------------------------------------------------

# The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets.
 If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.86%.

    The accompanying notes are an integral part of the financial statements.

                          ICM SMALL COMPANY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc., formerly known as The Regis Fund, Inc., and UAM Funds Trust, formerly known as The Regis Fund II, (collectively the "UAM Funds") were organized on October 11, 1988 and May 18, 1994, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The ICM Small Company Portfolio (the "Portfolio"), a portfolio of the UAM Funds, began operations on April 19, 1989. At October 31, 1995, the UAM Funds were comprised of thirty-four active portfolios. The financial statements of the remaining portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolio in the preparation of its financial statements.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the mean of the current bid and asked prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value.

  The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  Paid in capital, undistributed net investment income and accumulated net realized loss have been adjusted for permanent book-tax differences.

  At October 31, 1995, the Portfolio's cost for Federal income tax purposes was $219,273,000. Net unrealized appreciation for Federal income tax purposes aggregated $31,314,000, of which $43,310,000 related to appreciated securities and $11,996,000 related to depreciated securities.

  3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Any distributions from net investment income are declared and paid quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

                          ICM SMALL COMPANY PORTFOLIO

  The amount and character of income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are principally due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees have been adjusted to include expense offsets for custodian balance credits.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

B. ADVISORY SERVICES. Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation (UAM), provides investment advisory services to the Portfolio under an Investment Advisory Agreement. Under the terms of the agreement, the Adviser is paid a monthly fee calculated at an annual rate of 0.70% of the Portfolio's average daily net assets.

C. ADMINISTRATIVE SERVICES. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ("CGFSC") (the "Administrator"), formerly Mutual Funds Service Company ("MFSC"), provides administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month upon inception of a portfolio to $70,000 annually after two years. In addition, the Portfolio is charged certain out of pocket expenses by the Administrator. Prior to September 1, 1995, MFSC was an affiliate of the United States Trust Company of New York and provided administrative services to the UAM Funds under the same terms, conditions and fees as stated above.

D. DISTRIBUTION SERVICES. UAM Fund Distributors, Inc. (the "Distributor"), formerly known as RFI Distributors (a division of Regis Retirement Plan Services, Inc.), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

                          ICM SMALL COMPANY PORTFOLIO

E. PURCHASES AND SALES. During the year ended October 31, 1995, the Portfolio made purchases of $102,899,000 and sales of $30,885,000 of investment securities other than U.S. Government and short-term securities. There were no purchases and sales of long-term U.S. Government securities.

F. DIRECTORS' FEES. Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of the UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, Inc. and reimbursement of expenses incurred in attending board meetings.

G. LINE OF CREDIT. The ICM Small Company Portfolio, along with certain other portfolios of the UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of portfolio shares. Interest is charged to each participating portfolio based on its borrowings at rate per annum equal to the Federal Funds Rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on their average daily unused portion of the line of credit. During the year ended October 31, 1995, there were no borrowings under the agreement.

H. OTHER. At October 31, 1995, 12.0% of total shares outstanding were held by one record shareholder owning 10% or greater of the aggregate total of shares outstanding.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Fund, Inc. and Shareholders of
ICM Small Company Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICM Small Company Portfolio (the "Portfolio"), a Portfolio of UAM Funds, Inc., at October 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 14, 1995


-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The ICM Small Company Portfolio hereby designates $2,667,000 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return. For the year ended October 31, 1995, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 38.6%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                           C & B BALANCED PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer          Peter M. Whitman, Jr.
Director, President       Director
and Chairman
                          William H. Park
Mary Rudie Barneby        Vice President and
Director and              Assistant Treasurer
Executive Vice President
                          Karl O. Hartmann
John T. Bennett, Jr.      Secretary
Director
                          Robert R. Flaherty
J. Edward Day             Treasurer
Director
                          Harvey M. Rosen
Philip D. English         Assistant Secretary
Director

William A. Humenuk
Director

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Cooke & Bieler, Inc.
 1700 Market Street, Philadelphia, PA 19103

-------------------------------------------------------------------------------

ADMINISTRATOR
 The Chase Manhattan Bank, N.A.
 73 Tremont Street, Boston, MA 02108-3913

-------------------------------------------------------------------------------

CUSTODIAN
 Morgan Guaranty Trust Company of New York
 60 Wall Street, New York, NY 10260

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 One International Place, 44th Floor
 Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                                   UAM FUNDS

                                    C & B
                                   BALANCED
                                   PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1995

Dear Shareholder:

  The following report provides a detailed description of the securities held and statement of operations for the Cooke & Bieler Balanced Portfolio for the fiscal year ended October 31, 1995.

  For the most recent fiscal year ended October 31, 1995, the Cooke & Bieler Balanced Portfolio underperformed its Benchmark Index, which consists of a blended return of 60% of the S&P 500 Index and 40% of the Lehman Brothers Government/Corporate Index. Over this period, the Portfolio appreciated 17.83%, which in absolute terms is quite high given the low level of inflation versus 22.31% for the Benchmark Index. Individually, the S&P 500 Index had a total return during this period of 26.41% and the Lehman Brothers Government/Corporate Index had a total return of 16.16%.

  Over this past twelve month period, returns on both common stocks and bonds have been exceptionally generous. During rapidly rising financial markets, it is not unusual for our "high quality/low risk" philosophy to underperform. Although we are certainly disappointed with the relative results, they are not altogether inconsistent with our philosophy.

  At this juncture a cautionary outlook is warranted. Yields on stocks and bonds are at multi-decade lows and investor enthusiasm is quite high. Any negative revisions to the benign inflation outlook or the earnings outlook could be met with disappointment that could potentially compromise some of the generous returns achieved over this recent period. It is our goal to position the Portfolio so as to fully participate in any further market advances, but to protect the Portfolio's principal should the markets correct. We will do this by adhering to our discipline of only investing in the highest quality companies and debt instruments, and making sure that we pay reasonable prices for these securities.

  The equity portion of the Cooke & Bieler Balanced Portfolio is invested in a select number of high quality companies which in aggregate have high return on equity, strong balance sheets, and consistency and predictability in the growth of earnings and dividends. The fixed income portion is concentrated in U.S. Treasury issues of intermediate-term maturity. The bond component is in a very defensive position given its high quality holdings and short maturity schedule.

  We remain confident that over the long term, this value approach to investing may produce better than market returns with less than market risk.


Sincerely,


/s/ Peter A. Thompson

Peter A. Thompson


  The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waiver, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------
     COMPARISON OF CHANGE IN VALUE OF $250,000 PURCHASE IN C & B BALANCED
           PORTFOLIO, THE STANDARD & POOR'S 500 INDEX (S&P 500) AND
                THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX.

                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 1995
--------------------------------------------------------------------------------
           1 YEAR               5 YEAR               SINCE 12/29/89*
--------------------------------------------------------------------------------
           17.83%               12.91%                    10.45%
--------------------------------------------------------------------------------

                             [CHART APPEARS HERE]

                                           LEHMAN BROTHERS
             C & B BALANCED    S&P 500   GOVERNMENT/CORPORATE
               PORTFOLIO+      INDEX+          INDEX+           COMPOSITE+
--------------------------------------------------------------------------------
12/29/89        250,000        250,000         250,000           250,000
10/31/90        243,455        221,375         261,000           237,225
10/31/91        317,708        295,375         301,100           297,675
10/31/92        351,753        324,750         332,775           327,950
10/31/93        376,423        373,175         378,150           375,150
10/31/94        379,225        387,562         360,600           376,857
10/31/95        446,841        489,917         418,873           460,934

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

* Commencement of Operations
**Total return reflects expenses waived by the Adviser. Without such waiver total return would be lower.
+ The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. Each comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                    Definitions of the Comparative Indices
                    --------------------------------------

The S & P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

The Composite Index, a hypothetical combination of unmanaged indices, reflects the funds neutral mix of 60% stocks and 40% bonds. This index combines returns from the S & P 500 Index and the Lehman Brothers Government/Corporate Index.

Please note that one can not invest in an unmanaged index.

C & B BALANCED PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                         VALUE
                                                                 SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS (56.0%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.1%)
 Boeing Co......................................................  6,300 $   413
 Raytheon Co.................................................... 13,400     585
                                                                        -------
                                                                            998
-------------------------------------------------------------------------------
AUTOMOTIVE (3.1%)
 Cooper Tire & Rubber Co........................................  5,900     137
 Eaton Corp.....................................................  2,400     123
 Genuine Parts Co............................................... 12,700     503
                                                                        -------
                                                                            763
-------------------------------------------------------------------------------
BANKS (0.8%)
 Wachovia Corp..................................................  4,200     185
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (3.1%)
 McCormick & Co., Inc........................................... 10,400     258
 Philip Morris Cos., Inc........................................  5,900     499
                                                                        -------
                                                                            757
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (5.7%)
 American Greetings Corp., Class A..............................  9,300     293
 Dun & Bradstreet Corp. ........................................  6,900     412
 McGraw-Hill Cos., Inc..........................................    900      74
 Readers Digest Association, Inc., Class A (Non-Voting)......... 11,800     593
                                                                        -------
                                                                          1,372
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (3.7%)
 Cooper Industries, Inc. .......................................  8,900     300
 Dover Corp..................................................... 15,000     593
                                                                        -------
                                                                            893
-------------------------------------------------------------------------------
CHEMICALS (1.4%)
 Lubrizol Corp.................................................. 11,500     330
-------------------------------------------------------------------------------
CONSTRUCTION (2.1%)
 Sherwin-Williams Co............................................ 13,400     504
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                 SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
CONSUMER DURABLES (4.6%)
 Avery Dennison Corp. ..........................................  4,600 $   206
 Corning, Inc. ................................................. 16,200     423
 Service Corp. International.................................... 11,700     469
                                                                        -------
                                                                          1,098
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (2.4%)
 Avon Products, Inc.............................................  5,300     377
 Hasbro, Inc. ..................................................  6,400     195
                                                                        -------
                                                                            572
-------------------------------------------------------------------------------
ELECTRONICS (0.4%)
 Grainger (W.W.) Inc. ..........................................  1,600     100
-------------------------------------------------------------------------------
ENERGY (6.3%)
 Burlington Resources, Inc......................................  9,000     324
 Exxon Corp.....................................................  8,400     642
 Royal Dutch Petroleum Co.......................................  4,600     565
                                                                        -------
                                                                          1,531
-------------------------------------------------------------------------------
FINANCIAL SERVICES (7.7%)
 EXEL Ltd. .....................................................  6,100     326
 Hartford Steam Boiler Inspection & Insurance Co................  1,300      61
 Marsh & McLennan Cos., Inc.....................................  8,000     655
 MBIA, Inc......................................................  4,400     306
 State Street Boston Corp....................................... 13,400     521
                                                                        -------
                                                                          1,869
-------------------------------------------------------------------------------
HEALTH CARE (1.0%)
 Becton, Dickinson & Co.........................................  3,600     234
-------------------------------------------------------------------------------
MULTI-INDUSTRY (1.5%)
 Whitman Corp. ................................................. 16,800     357
-------------------------------------------------------------------------------
PAPER & PACKAGING (2.4%)
 Union Camp Corp. .............................................. 11,400     580
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                 SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
PHARMACEUTICALS (5.7%)
 Bristol-Myers Squibb Co........................................  6,100 $   465
 Merck & Co., Inc...............................................  5,300     305
 Pfizer, Inc....................................................  1,500      86
 Schering-Plough Corp...........................................  9,700     520
                                                                        -------
                                                                          1,376
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $11,185)..............................         13,519
-------------------------------------------------------------------------------
                                                                  FACE
                                                                 AMOUNT
                                                                 (000)
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (16.8%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.1%)
 Boeing Co.
  6.35%, 6/15/03................................................ $  500     496
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (6.5%)
 Coca Cola Co.
  7.875%, 9/15/98...............................................  1,000   1,048
 Philip Morris Cos., Inc.
  8.75%, 6/15/97................................................    500     519
                                                                        -------
                                                                          1,567
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (4.6%)
 Clorox Co.
  8.80%, 7/15/01................................................  1,000   1,119
-------------------------------------------------------------------------------
ENERGY (1.1%)
 Amoco, Canada
  7.25%, 12/1/02................................................    250     264
-------------------------------------------------------------------------------
FINANCIAL SERVICES (2.5%)
 Chevron Profit Sharing Savings Plan Trust Fund
  7.28%, 1/1/97.................................................    600     609
-------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS (COST $3,847).......................          4,055
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                 FACE
                                                                AMOUNT  VALUE
                                                                (000)  (000)+
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES (19.8%)
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.6%)
  7.50%, 2/11/02............................................... $1,500 $ 1,605
-------------------------------------------------------------------------------
U.S. TREASURY NOTES (13.2%)
  7.00%, 4/15/99...............................................  1,000   1,039
  8.25%, 5/15/05...............................................    400     434
  8.125%, 2/15/98..............................................    600     631
  7.50%, 11/15/01..............................................  1,000   1,081
                                                                       -------
                                                                         3,185
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $4,523)......          4,790
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.8%)
 J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
 11/1/95, to be repurchased at $1,392, collateralized by $1,261
 U.S. Treasury Bonds, 7.25%, due 5/15/16, valued at $1,420
 (COST $1,392).................................................  1,392   1,392
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.4%) (COST $20,947).......................         23,756
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.6%)
-------------------------------------------------------------------------------
 Receivable for Investments Sold...............................            342
 Interest Receivable...........................................            175
 Dividends Receivable..........................................             23
 Other Assets..................................................              3
 Payable for Investments Purchased.............................           (101)
 Payable for Investment Advisory Fees..........................            (20)
 Payable for Administrative Fees...............................             (7)
 Payable to Custodian Bank.....................................             (3)
 Payable for Directors' Fees...................................             (1)
 Other Liabilities.............................................            (21)
                                                                       -------
                                                                           390
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 1,838,819 outstanding $0.001 par value Institu-
  tional Class shares (authorized 25,000,000 shares)...........        $24,146
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.......        $ 13.13
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+ See Note A to Financial Statements

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
STATEMENT OF OPERATIONS

                                                                     YEAR ENDED
                                                                     OCTOBER 31,
(In Thousands)                                                          1995
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest.....................................................         $  953
 Dividends....................................................            515
--------------------------------------------------------------------------------
  Total Income................................................          1,468
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees.................................................. $191
  Less: Fees Waived...........................................   (9)      182
                                                               ----
 Administrative Fees--Note C..................................             79
 Audit Fees...................................................             14
 Custodian Fees...............................................              8
 Directors' Fees--Note F......................................              3
 Legal Fees...................................................              2
 Other Expenses...............................................             19
--------------------------------------------------------------------------------
  Total Expenses..............................................            307
 Expense Offset--Note A.......................................             (1)
--------------------------------------------------------------------------------
  Net Expenses................................................            306
--------------------------------------------------------------------------------
NET INVESTMENT INCOME.........................................          1,162
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS..............................          2,589
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS..........          1,387
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.......................................          3,976
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........         $5,138
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED  YEAR ENDED
                                                         OCTOBER 31, OCTOBER 31,
(In Thousands)                                              1994        1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................   $  1,352    $  1,162
 Net Realized Gain.....................................        666       2,589
 Net Change in Unrealized Appreciation (Depreciation)..     (1,719)      1,387
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.        299       5,138
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (1,346)     (1,204)
 Net Realized Gain.....................................     (1,465)       (643)
--------------------------------------------------------------------------------
  Total Distributions..................................     (2,811)     (1,847)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................      1,127       1,075
   --In Lieu of Cash Distributions.....................      2,681       1,548
 Redeemed..............................................    (12,193)    (13,845)
--------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions.........     (8,385)    (11,222)
--------------------------------------------------------------------------------
 Total Decrease........................................    (10,897)     (7,931)
Net Assets:
 Beginning of Period...................................     42,974      32,077
--------------------------------------------------------------------------------
 End of Period (2).....................................   $ 32,077    $ 24,146
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) Shares Issued and Redeemed:
  Shares Issued........................................         93          88
  In Lieu of Cash Distributions........................        222         131
  Shares Redeemed......................................     (1,001)     (1,084)
--------------------------------------------------------------------------------
                                                              (686)       (865)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2) Net Assets Consist of:
  Paid in Capital......................................   $ 29,923    $ 18,701
  Undistributed Net Investment Income..................        135          93
  Accumulated Net Realized Gain........................        597       2,543
  Unrealized Appreciation..............................      1,422       2,809
--------------------------------------------------------------------------------
                                                          $ 32,077    $ 24,146
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C&B BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          YEARS ENDED OCTOBER 31,
                              --------------------------------------------------
                               1991       1992     1993     1994       1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................  $  9.44    $ 11.88  $ 12.57  $ 12.68    $ 11.86
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPER-
 ATIONS
 Net Investment Income......     0.40+      0.46     0.45     0.48+      0.52+
 Net Realized and Unrealized
  Gain (Loss) ..............     2.45       0.79     0.40    (0.39)      1.51
--------------------------------------------------------------------------------
  Total From Investment Op-
   erations.................     2.85       1.25     0.85     0.09       2.03
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income......    (0.40)     (0.46)   (0.44)   (0.47)     (0.52)
 Net Realized Gain..........    (0.01)     (0.10)   (0.30)   (0.44)     (0.24)
--------------------------------------------------------------------------------
  Total Distributions.......    (0.41)     (0.56)   (0.74)   (0.91)     (0.76)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PE-
 RIOD.......................  $ 11.88    $ 12.57  $ 12.68  $ 11.86    $ 13.13
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN................    30.50%++   10.72%    7.01%    0.74%++   17.83%++
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)................  $26,346    $35,326  $42,974  $32,077    $24,146
Ratio of Expenses to Average
 Net Assets.................     1.00%+     0.91%    0.90%    1.00%+     1.00%#+
Ratio of Net Investment
 Income to Average Net
 Assets.....................     4.07%+     3.78%    3.65%    3.84%+     3.80%+
Portfolio Turnover Rate.....       11%        12%      22%      24%        22%
--------------------------------------------------------------------------------

 + Net of voluntarily waived fees of $.01, $.001 and $.004 per share for the years ended October 31, 1991, 1994 and 1995, respectively.
++ Total return would have been lower had certain fees not been waived during the periods indicated.
 # For the year ended October 31, 1995, the Ratio of Expenses to Average Net
   Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.

   The accompanying notes are an integral part of the financial statements.

                           C & B BALANCED PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc., formerly known as The Regis Fund, Inc., and UAM Funds Trust, formerly known as The Regis Fund II, (collectively the "UAM Funds") were organized on October 11, 1988 and May 18, 1994, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The C & B Balanced Portfolio (the "Portfolio"), a portfolio of the UAM Funds, Inc., began operations on December 29, 1989. At October 31, 1995, the UAM Funds were comprised of thirty-four active portfolios. The financial statements of the remaining portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolio in the preparation of its financial statements.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the mean of the current bid and asked prices. Fixed income securities are stated on the basis of valuations provided by a broker and/or pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value.

  The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  Paid in capital, undistributed net investment income and accumulated net realized gain have been adjusted for permanent book-tax differences.

  At October 31, 1995, the Portfolio's cost for Federal income tax purposes was $20,987,000. Net realized appreciation for Federal income tax purposes aggregated $2,769,000 of which $3,004,000 related to appreciated securities and $235,000 related to depreciated securities.

  3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                           C & B BALANCED PORTFOLIO

  4. DISTRIBUTIONS TO SHAREHOLDERS: Any distributions from net investment income are declared and paid quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  5. OTHER: Security transactions are accounted for on the trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been adjusted to include expense offsets for custodian balance credits.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

B. ADVISORY SERVICES. Under the terms of an Investment Advisory Agreement, Cooke & Bieler, Inc. ("C&B"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.625% of the Portfolio's average daily net assets. C&B has voluntarily agreed to waive a portion of its advisory fees and to assume expenses on behalf of the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offsets arrangements, from exceeding 1.00% of average daily net assets.

C. ADMINISTRATIVE SERVICES. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ("CGFSC") (the "Administrator"), formerly Mutual Funds Service Company ("MFSC"), provides administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month upon inception of a portfolio to $70,000 annually after two years. In addition, the Portfolio is charged certain out of pocket expenses by the Administrator. Prior to September 1, 1995, MFSC was an affiliate of the United States Trust Company of New York and provided administrative services to the UAM Funds under the same terms, conditions and fees as stated above.

                           C & B BALANCED PORTFOLIO

D. DISTRIBUTION SERVICES. UAM Fund Distributors, Inc. (the "Distributor"), formerly known as RFI Distributors (a division of Regis Retirement Plan Services, Inc.), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

E. PURCHASES AND SALES. During the year ended October 31, 1995, the Portfolio made purchases of $6,087,000 and sales of $11,511,000 of investment securities other than U.S. Government and short-term securities. There were no purchases of U.S. Government securities. Sales and maturities of long-term U.S. Government securities totaled $4,093,000.

F. DIRECTORS' FEES. Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of the UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement for expenses incurred in attending Board meetings.

G. LINE OF CREDIT. The C&B Balanced Portfolio, along with certain other portfolios of the UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of portfolio shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on their average daily unused portion of the line of credit. During the year ended October 31, 1995, there were no borrowings under the agreement.

H. OTHER. At October 31, 1995, 42.4% of total shares outstanding were held by three record shareholders owning 10% or greater of the aggregate total shares outstanding.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
C&B Balanced Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of C&B Balanced Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 14, 1995







-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The C&B Balanced Portfolio hereby designates $504,000 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return. For the year ended October 31, 1995, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 34.1%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                              STERLING PARTNERS'
                                  PORTFOLIOS

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                                    William A. Humenuk
Director, President                                 Director
and Chairman
                                                    Peter M. Whitman, Jr.
Mary Rudie Barneby                                  Director
Director and
Executive Vice President                            William H. Park
                                                    Vice President and
John T. Bennett, Jr.                                Assistant Treasurer
Director
                                                    Karl O. Hartmann
J. Edward Day                                       Secretary
Director
                                                    Robert R. Flaherty
Philip D. English                                   Treasurer
Director
                                                    Harvey M. Rosen
                                                    Assistant Secretary
-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Sterling Capital Management Company
 One First Union Center, 301 S. College Street, Suite 3200
 Charlotte, NC 28202

-------------------------------------------------------------------------------

ADMINISTRATOR
 The Chase Manhattan Bank, N.A.
 73 Tremont Street, Boston, MA 02108-3913

-------------------------------------------------------------------------------

CUSTODIAN
 Morgan Guaranty Trust Company of New York
 60 Wall Street, New York, NY 10260

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young
 2600 One Commerce Square, Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 One International Place, 44th Floor, Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded by a current prospectus.


-------------------------------------------------------------------------------

                                   UAM FUNDS

                                   STERLING
                                   PARTNERS'
                                  PORTFOLIOS

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1995

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Statement of Net Assets
  Balanced..................................................................   8
  Equity....................................................................  13
  Short-Term Fixed Income...................................................  17
Statements of Operations....................................................  21
Statement of Changes in Net Assets
  Balanced..................................................................  22
  Equity....................................................................  23
  Short-Term Fixed Income...................................................  24
Financial Highlights
  Balanced..................................................................  25
  Equity....................................................................  26
  Short-Term Fixed Income...................................................  27
Notes to the Financial Statements...........................................  28
Report of Independent Accountants...........................................  32

--------------------------------------------------------------------------------

To Our Fellow Shareholders:

                  OVERVIEW OF ECONOMIC AND MARKET CONDITIONS

  A year ago, the Federal Reserve (the "Fed") was in the midst of an intense battle with inflation. Their objective was to pre-empt the rise of inflation without sending the economy into a recession. This so-called "soft landing" objective is certainly an admirable goal, but it is not easily achieved. Thus, at that time the outcome of the battle was unclear, and we must admit that we were in the camp of the skeptics. History was on our side because the Fed had not succeeded very often in the past.

  Now, however, it is increasingly evident that the Fed has indeed beat the odds and engineered a "soft landing." Inflation remains subdued. And while economic growth is beginning to slow, the rate of deceleration suggests that a full-blown recession may be avoided.

  This is, of course, the best of all possible worlds for the financial markets. As a result, the past year has been a very good one for both stock and bond investors. Interest rates on the 30-year government bond have fallen by an amazing 1.84 percentage points from their peak of 8.17%. Thus, bond investments, as measured by the Lehman Brothers Intermediate Government/Corporate Index, produced a return of 12.54% during the 12 months ended October 31, 1995. Stocks, as measured by the S&P 500 Index, produced a total return of 26.41% during the same time period.

  Looking forward, a gradually slowing economy suggests that aggregate corporate earnings are likely to slow and perhaps decline modestly, but the prospect for large painful declines is increasingly remote. However, while the aggregate statistics are expected to be rather benign, certain segments of the economy will experience significant difficulty. For example, the recent rash of bankruptcies among retailers suggests that the retail segment may be suffering something more than just a mild slowdown. We believe that selectivity will become increasingly important for equity investors during this "soft landing." This, combined with fairly high valuation levels by historical standards suggests that some caution is warranted. Nevertheless, as long as inflation remains under control, reasonably attractive returns can be expected for both stock and bond investors.

                             FIXED INCOME OVERVIEW

  After experiencing one of the worst bond markets on record in 1994, patient investors have been rewarded with excellent fixed income returns this year. Moderate economic activity coupled with benign inflation has resulted in an excellent bond market environment. After raising rates early in February, the Fed reversed course in July and lowered the Federal Funds Rate by 25 basis points.

  The ongoing deficit reduction debate has been a major positive for the bond market this year. Expectations of fiscal responsibility have lead to a substantial decline in long-term interest rates. The Federal Reserve Chairman has suggested the likelihood of a more accommodative Fed should a credible deficit reduction package be adopted.

  Due to moderate economic activity and surprisingly strong productivity gains, inflation year-to-date as measured by the Consumer Price Index (CPI) has averaged approximately 2.6% on a trailing twelve month basis.

Appreciation in the value of the U.S. dollar has also encouraged foreign investors to increase their holdings of U.S. Treasuries. Despite the decline in fixed income yields thus far this year, current yield levels remain relatively high should inflation remain near current levels.

  Looking forward, we remain optimistic. Clearly, much good news has been built into the current level of interest rates. Nevertheless, we believe that the country is now clearly focused on what steps must be taken to insure continued economic prosperity. While we would not be surprised to see some setbacks in the bond market near term, we continue to look for a favorable fixed income environment in 1996.

                           BALANCED PORTFOLIO REVIEW

  For the year ended October 31, 1995, the Sterling Partners' Balanced Portfolio had a very attractive total return of 14.23%. This return was achieved with a very minimal amount of risk due to our defensive asset mix and our defensively biased security selection. However, in retrospect, we were too defensive as evidenced by the fact that we lagged the 19.14% return of the Balanced Index (50% S&P 500 Index with income, 45% Lehman Brothers Intermediate Government/Corporate Index, and 5% Salomon Brothers 3-month Treasury bills). Individually, the S&P 500 Index had a total return during this period of 26.41%, the Lehman Brothers Intermediate Government/Corporate Index had a total return of 12.54% and the Salomon Brothers 3-month Treasury Bills had a total return of 5.74%.

  As noted above, at the beginning of the year we were overly cautious about the prospects for the economic environment. A year ago, on October 31, 1994, equities represented only about 37% of the assets in the Portfolio. However, as the year progressed we reduced the magnitude of our cautious stance by gradually raising equity exposure. By the October 31, 1995 year-end, equities had risen to about 45% of assets.

  Our expectations of moderate economic growth with low inflation leads us to a constructive view towards the bond market. Over the last three months we have gradually lengthened the duration of the fixed income portion of the Portfolio to a current duration of 5.3 years.

  As we reported earlier, we hired two new equity investment professionals during 1995. Brian Walton joined us in April, and Ed Brea joined us in June. Together with Sterling veteran Jim Norris, this new equity team is already making a difference in performance through superior equity security selection.

  Our confidence in this new equity team, combined with the benign outlook for inflation and the prospects for avoiding a recession discussed above, suggest that we should continue to raise equity exposure going forward. Although we are certainly not "throwing caution to the wind," we expect to add to our equity exposure as opportunities present themselves.

  1995 was an unusual year with respect to portfolio turnover. The number of transactions was higher than normal primarily because of the introduction of the new equity team which brought with them some attractive new stock ideas. The purchases of these new ideas and the sales of the less-attractive stocks they replaced resulted in a larger-than-usual number of transactions during the year. This situation was further impacted by the conscious decision to raise equity exposure throughout the year. Importantly, with the transition of the equity team largely complete, we expect portfolio turnover to trend toward more normal levels in 1996.

                            EQUITY PORTFOLIO REVIEW

  For the year ended October 31, 1995, the Sterling Partners' Equity Portfolio posted a 16.61% return. This is certainly a very attractive return, and it was achieved during a time period when the average common stock listed on the New York Stock Exchange returned only 15.2%. Nevertheless, our above-average return failed to keep up with the widely followed S&P 500 Index which posted a 26.41% return.

  The performance of the S&P 500 Index was led by the incredible 51% return of the volatile and risky technology sector. Our defensive bias early in the year kept us from fully participating in this sector. Furthermore, our conservative value-oriented stock selection style kept us out of some of the most risky "high-fliers" which turned out to harbor some of the most attractive returns this year.

  As the year progressed, we became more sanguine about the economic environment. For this reason, and because of the number of attractive investment ideas our research was uncovering, we gradually removed the defensive bias of the Portfolio. As we end the year, the Portfolio is very evenly diversified and structured to benefit from selected opportunities across a wide variety of industries.

  As we reported earlier, Brian Walton and Ed Brea joined Sterling during the year. Together with Jim Norris, they constitute a new team of investment professionals responsible for selecting the stocks which comprise the equity portfolio. All three team members have significant experience in the industry and each has a very impressive investment performance track record. Their fresh new insight and expertise are already making a difference, as we are excited about what the future holds.

  You should note that the new team members brought with them a number of new stock ideas. Naturally, we purchased these stocks and sold the less-attractive stocks they replaced. Primarily because of this activity, the portfolio turnover was very high this year. We believe this was highly unusual and is not likely to be repeated. With the transition of the new equity team nearly complete, we would expect turnover to trend back toward more normal levels in 1996.

                   SHORT-TERM FIXED INCOME PORTFOLIO REVIEW

  The total return on the Sterling Partners' Short-Term Fixed Income Portfolio for the twelve months ended October 31, 1995 was 8.16%. This compares to a twelve month return on the Lehman Brothers 1-3 Year Government Bond Index of 8.83% and the Salomon Brothers 3 Month T-Bill Average of 5.74%.

  The average duration of this Portfolio has ranged between 14 and 19 months over the last year. Currently, the average duration of this Portfolio is equal to the duration of the Lehman Brothers 1-3 Year Government Bond Index.

  Incremental spreads related to non-U.S. Treasury securities are very small. As a result, 66.0% of this Portfolio is invested in U.S. Treasury and Agency securities and an additional 34.0% is invested in high quality corporate bonds. Currently, the average credit quality of the Portfolio is AA.

  While we have seen a significant decline in interest rates year-to-date, we remain optimistic towards the fixed income market. We believe that economic activity will remain moderate and that any uptick in inflation will be manageable. Should a credible deficit reduction plan be enacted, we would expect short-term rates to continue to decline. We continue to manage this Portfolio with a strong emphasis towards capital preservation.

  In closing, we would once again like to thank you for your continued confidence in Sterling Capital Management Company. As always, we remain committed to serving your investment needs.

Sincerely,

STERLING CAPITAL MANAGEMENT COMPANY

November 15, 1995

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waivers (also expenses assumed by the Adviser), total returns for the Sterling Partners' Equity and Short-Term Fixed Income Portfolios would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------
   COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN THE STERLING PARTNERS' BALANCED PORTFOLIO, THE STANDARD & POOR'S 500 INDEX (S&P 500),
         THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE INDEX,
       THE SALOMON BROTHERS 3-MONTH TREASURY BILL AND THE BALANCED INDEX

      -----------------------------------
         AVERAGE ANNUAL TOTAL RETURN**
       FOR PERIOD ENDED OCTOBER 31, 1995
      -----------------------------------
          1 YEAR         SINCE 3/15/91*
      -----------------------------------
          14.23%             8.60%
      -----------------------------------

                             [GRAPH APPEARS HERE]

                                                   Lehman
                                                   Brothers+      Salomon
                   Sterling                        Intermediate   Brothers
                   Partners+                       Government/    3-Month
                   Balanced         S&P 500+       Corporate      Treasury       Balanced
                   Portfolio        Index          Index          Bill           Index+
    3/15/91*        100,000         100,000        100,000        100,000        100,000
   10/31/91         104,536         107,710        108,310        103,600        107,780
   10/31/92         113,581         117,760        119,140        107,520        117,870
   10/31/93         127,476         135,350        130,980        110,890        132,170
   10/31/94         128,319         140,575        128,452        115,170        133,822
   10/31/95         146,577         177,700        144,518        121,781        159,436

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*   Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. Each comparative index (excluding the Lehman Brothers Intermediate Government/Corporate Index) has been adjusted to reflect reinvestment of dividends on securities in the index.


                     Definitions of the Comparative Indices
                     --------------------------------------

The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Balanced Index, a hypothetical combination of unmanaged indices, reflects the Portfolio's neutral mix of 50% stocks, 45% bonds, and 5% short-term instruments. This index combines returns from the S&P 500, Lehman Brothers Intermediate Government/Corporate Index and the Salomon Brothers 3-month Treasury-Bill.


Please note that one can not invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
         COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN
                    THE STERLING PARTNERS' EQUITY PORTFOLIO
               AND THE STANDARD & POOR'S 500 INDEX (S & P 500).

      -----------------------------------
         AVERAGE ANNUAL TOTAL RETURN**
       FOR PERIOD ENDED OCTOBER 31, 1995
      -----------------------------------
          1 YEAR         SINCE 5/15/91*
      -----------------------------------
          16.61%             10.67%
      -----------------------------------

                             [CHART APPEARS HERE]

                                   Sterling
                                   Partners'
                                   Equity
                                   Portfolio+       S & P 500 Index+
                    5/15/91*        100,000         100,000
                   10/31/91         103,512         108,010
                   10/31/92         112,839         118,760
                   10/31/93         130,280         136,500
                   10/31/94         134,840         141,769
                   10/31/95         157,237         179,210

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*   Commencement of Operations
** Total return for the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.


                      Definition of the Comparative Index
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.


Please note that one can not invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
   COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN THE STERLING
       PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO, THE LEHMAN 1-3 YEAR GOVERNMENT BOND INDEX AND THE SALOMON BROTHERS 3 MONTH TREASURY BILL.

      -----------------------------------
         AVERAGE ANNUAL TOTAL RETURN**
       FOR PERIOD ENDED OCTOBER 31, 1995
      -----------------------------------
          1 YEAR         SINCE 2/10/92*
      -----------------------------------
           8.16%             5.09%
      -----------------------------------

                             [CHART APPEARS HERE]

                         Sterling
                         Partners'        The Lehman     Salomon
                         Short--Term      1-3 Year       Brothers
                         Fixed Income     Government     3-Month
                         Portfolio+       Bond Index+    Treasury Bill

          2/10/92*        100,000         100,000         100,000
         10/31/92         103,745         105,000         103,000
         10/31/93         109,951         111,550         105,790
         10/31/94         111,226         112,833         109,863
         10/31/95         120,302         122,796         116,169

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*   Commencement of Operations
** Total return for the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. Each comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.


                      Definition of the Comparative Index
                      -----------------------------------

The Lehman Brothers 1-3 Year Government Bond Index is composed of agency and Treasury securities with maturities of one to three years.


Please note that one can not invest in an unmanaged index.

STERLING PARTNERS' BALANCED PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                         VALUE
                                                                 SHARES (000)+
-------------------------------------------------------------------------------
 COMMON STOCKS (45.1%)
-------------------------------------------------------------------------------
 BANKS (0.3%)
  PNC Bank Corp. ...............................................  8,225 $   216
-------------------------------------------------------------------------------
 BASIC RESOURCES (1.4%)
  Destec Energy, Inc. .......................................... 24,800     350
  Rayonier, Inc. ............................................... 15,600     585
                                                                        -------
                                                                            935
-------------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (0.5%)
  Interstate Bakeries Corp. .................................... 16,000     342
-------------------------------------------------------------------------------
 BROADCASTING & PUBLISHING (1.1%)
  Knight-Ridder, Inc. .......................................... 12,650     702
-------------------------------------------------------------------------------
 CAPITAL EQUIPMENT (1.2%)
  BW/IP Holding, Inc. .......................................... 14,875     249
  Keystone International, Inc. ................................. 25,100     559
                                                                        -------
                                                                            808
-------------------------------------------------------------------------------
 CHEMICALS (1.0%)
  Dow Chemical Co. .............................................  9,400     645
-------------------------------------------------------------------------------
 CONSTRUCTION (0.7%)
 *USG Corp. .................................................... 15,600     454
-------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (5.4%)
  Anheuser-Busch Cos., Inc. ....................................  5,065     334
  Dial Corp. ................................................... 27,500     670
  First Brands Corp. ........................................... 17,300     792
  Hasbro, Inc. ................................................. 23,000     701
  Philip Morris Cos., Inc. ..................................... 11,733     992
                                                                        -------
                                                                          3,489
-------------------------------------------------------------------------------
 ELECTRONICS (1.8%)
  Amphenol Corp., Class A....................................... 21,000     454
  Motorola, Inc. ............................................... 11,000     722
                                                                        -------
                                                                          1,176
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                  SHARES (000)+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 ENERGY (3.9%)
  Chevron Corp. ................................................. 15,625 $   730
  Exxon Corp. ...................................................  4,225     323
  Mobil Corp. ...................................................  8,625     869
  Schlumberger Ltd. ............................................. 10,100     629
                                                                         -------
                                                                           2,551
--------------------------------------------------------------------------------
 FINANCIAL SERVICES (2.2%)
  Great Western Financial Corp. ................................. 27,225     616
  Paine Webber Group............................................. 37,950     835
                                                                         -------
                                                                           1,451
--------------------------------------------------------------------------------
 HEALTH CARE (3.5%)
 *Acuson Corp. .................................................. 33,300     387
  Amsco International, Inc. ..................................... 43,000     688
  Charter Medical Corp. ......................................... 22,175     399
  Guidant Corp. ................................................. 24,400     781
                                                                         -------
                                                                           2,255
--------------------------------------------------------------------------------
 INSURANCE (2.6%)
  Chubb Corp. ...................................................  7,800     701
 *Prudential Reinsurance Holdings, Inc. ......................... 26,000     530
  UNUM Corp. ....................................................  8,325     438
                                                                         -------
                                                                           1,669
--------------------------------------------------------------------------------
 MANUFACTURING (4.0%)
  Bandag, Inc. ..................................................  7,800     400
  Snap-On Tools Corp. ........................................... 19,450     824
  Thomas & Betts Corp. ..........................................  7,000     452
  Tyco International Ltd. ....................................... 15,075     916
                                                                         -------
                                                                           2,592
--------------------------------------------------------------------------------
 MINING (1.5%)
  Potash Corp. of Saskatchewan, Inc. ............................ 13,700     954
--------------------------------------------------------------------------------
 PHARMACEUTICALS (1.2%)
  Rhone-Poulenc Rorer, Inc. ..................................... 17,150     808
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                  SHARES (000)+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 RETAIL (2.6%)
  Federated Department Stores, Inc. ............................. 18,175 $   461
 *Price/Costco, Inc. ............................................ 47,250     803
  The Limited, Inc. ............................................. 22,100     406
                                                                         -------
                                                                           1,670
--------------------------------------------------------------------------------
 SERVICES (2.0%)
  FlightSafety International, Inc. .............................. 10,700     511
  Rexel, Inc. ................................................... 14,400     166
  Rollins, Inc. ................................................. 27,600     580
                                                                         -------
                                                                           1,257
--------------------------------------------------------------------------------
 TECHNOLOGY (2.3%)
 *Novell, Inc. .................................................. 25,650     423
 *Sequent Computer Systems, Inc. ................................ 37,400     650
 *Storage Technology Corp. ...................................... 17,875     440
                                                                         -------
                                                                           1,513
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS (1.2%)
  Ameritech Corp. ............................................... 14,250     770
--------------------------------------------------------------------------------
 UTILITIES (4.7%)
  AT&T Corp. .................................................... 10,500     672
  CMS Energy Corp. .............................................. 34,625     956
  Illinova Corp. ................................................ 31,900     905
  Portland General Corp. ........................................ 18,500     502
                                                                         -------
                                                                           3,035
--------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $26,762)..............................         29,292
--------------------------------------------------------------------------------
                                                                   FACE
                                                                  AMOUNT
                                                                  (000)
--------------------------------------------------------------------------------
 CORPORATE BONDS (12.1%)
--------------------------------------------------------------------------------
 FINANCIAL SERVICES (12.1%)
  Associates Corp.
   6.00%, 12/1/95................................................ $1,900   1,899
  General Motors Acceptance Corp.
   7.75%, 1/17/97................................................  2,000   2,041
  Norwest Corp.
   7.70%, 11/15/97...............................................  2,400   2,479
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                  FACE
                                                                 AMOUNT  VALUE
                                                                 (000)  (000)+
-------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)
-------------------------------------------------------------------------------
FINANCIAL SERVICES--(CONTINUED)
 Paccar Financial Corp.
  6.31%, 7/15/98................................................ $1,425 $ 1,434
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $7,721).............................          7,853
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (38.5%)
-------------------------------------------------------------------------------
U.S. TREASURY NOTES (22.4%)
  6.50%, 4/30/99................................................  2,625   2,686
  6.25%, 5/31/00................................................    950     966
  7.50%, 11/15/01...............................................  2,260   2,444
  7.25%, 8/15/04................................................  2,200   2,382
  6.50%, 8/15/05................................................  5,885   6,095
                                                                        -------
                                                                         14,573
-------------------------------------------------------------------------------
U.S. TREASURY BONDS (8.2%)
  6.25%, 8/15/23................................................  1,350   1,319
  7.625%, 2/15/25...............................................  2,700   3,135
  6.875%, 8/15/25...............................................    800     859
                                                                        -------
                                                                          5,313
-------------------------------------------------------------------------------
GOVERNMENT AGENCY SECURITIES (7.9%)
 Federal Home Loan Bank
  7.87%, 4/19/00, callable 4/19/96..............................  1,000   1,009
 Federal Home Loan Mortgage Corp.
 REMIC Series 1311G
 7.50%, 5/15/19
 Estimated Average Life 11/98++.................................  2,050   2,087
 REMIC Series 1332E
 6.50%, 1/15/16
 Estimated Average Life 11/96++.................................  2,000   2,000
                                                                        -------
                                                                          5,096
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $24,105).................         24,982
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                 FACE
                                                                AMOUNT  VALUE
                                                                (000)  (000)+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.0%)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (1.4%)
 AT & T Corp.
 **5.72%, 11/14/95............................................. $ 900  $   898
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.6%)
 J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
 11/1/95, to be repurchased at $2,377, collateralized by $2,153
 U.S. Treasury Notes 7.25%, due 5/15/16, valued at $2,425...... 2,377    2,377
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,275).....................          3,275
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%) (COST $61,863)......................         65,402
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
-------------------------------------------------------------------------------
 Cash..........................................................             26
 Interest Receivable...........................................            476
 Dividends Receivable..........................................             34
 Other Assets..................................................             10
 Payable for Investments Purchased.............................           (943)
 Payable for Investment Advisory Fees..........................            (42)
 Payable for Administrative Fees...............................             (7)
 Payable for Custodian Fees....................................             (3)
 Payable for Directors' Fees...................................             (1)
 Other Liabilities.............................................            (19)
                                                                       -------
                                                                          (469)
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 5,477,151 outstanding $0.001 par value Institu-
  tional Class shares (authorized 25,000,000 shares)...........        $64,933
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.......        $ 11.86
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 + See Note A to Financial Statements
++ Estimated average life is unaudited
 * Non-Income Producing Security
** Interest rate disclosed represents effective yield at October 31, 1995


    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                         VALUE
                                                                 SHARES (000)+
-------------------------------------------------------------------------------
 COMMON STOCKS (94.6%)
-------------------------------------------------------------------------------
 BANKS (0.7%)
  PNC Bank Corp. ...............................................  8,875 $   233
-------------------------------------------------------------------------------
 BASIC RESOURCES (3.1%)
  Destec Energy, Inc. .......................................... 25,500     360
  Rayonier, Inc. ............................................... 17,200     645
                                                                        -------
                                                                          1,005
-------------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (1.1%)
  Interstate Bakeries Corp. .................................... 16,600     355
-------------------------------------------------------------------------------
 BROADCASTING & PUBLISHING (2.2%)
  Knight-Ridder, Inc. .......................................... 12,835     712
-------------------------------------------------------------------------------
 CAPITAL EQUIPMENT (2.5%)
  BW/IP Holding, Inc. .......................................... 15,400     258
  Keystone International, Inc. ................................. 25,000     556
                                                                        -------
                                                                            814
-------------------------------------------------------------------------------
 CHEMICALS (2.1%)
  Dow Chemical Co. .............................................  9,850     676
-------------------------------------------------------------------------------
 CONSTRUCTION (1.5%)
 *USG Corp. .................................................... 16,000     466
-------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (11.3%)
  Anheuser-Busch Cos., Inc. ....................................  5,150     340
  Dial Corp. ................................................... 27,425     668
  First Brands Corp. ........................................... 17,850     817
  Hasbro, Inc. ................................................. 23,500     717
  Philip Morris Cos., Inc. ..................................... 12,600   1,065
                                                                        -------
                                                                          3,607
-------------------------------------------------------------------------------
 ELECTRONICS (3.8%)
  Amphenol Corp., Class A....................................... 21,500     465
  Motorola, Inc. ............................................... 11,500     755
                                                                        -------
                                                                          1,220
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                  SHARES (000)+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 ENERGY (8.0%)
  Chevron Corp. ................................................. 15,900 $   743
  Exxon Corp. ...................................................  4,300     329
  Mobil Corp. ...................................................  8,225     829
  Schlumberger Ltd. ............................................. 10,430     649
                                                                         -------
                                                                           2,550
--------------------------------------------------------------------------------
 FINANCIAL SERVICES (4.6%)
  Great Western Financial Corp. ................................. 27,900     631
  Paine Webber Group............................................. 38,775     853
                                                                         -------
                                                                           1,484
--------------------------------------------------------------------------------
 HEALTH CARE (7.2%)
 *Acuson Corp. .................................................. 34,000     395
  Amsco International, Inc. ..................................... 45,600     730
  Charter Medical Corp. ......................................... 23,250     418
  Guidant Corp. ................................................. 23,900     765
                                                                         -------
                                                                           2,308
--------------------------------------------------------------------------------
 INSURANCE (5.5%)
  Chubb Corp. ...................................................  8,600     773
 *Prudential Reinsurance Holdings, Inc. ......................... 26,000     530
  UNUM Corp. ....................................................  8,600     452
                                                                         -------
                                                                           1,755
--------------------------------------------------------------------------------
 MANUFACTURING (8.7%)
  Bandag, Inc. ..................................................  8,575     439
  Snap-On, Inc. ................................................. 21,425     908
  Thomas & Betts Corp. ..........................................  7,150     462
  Tyco International Ltd. ....................................... 15,750     957
                                                                         -------
                                                                           2,766
--------------------------------------------------------------------------------
 MINING (3.1%)
  Potash Corp. of Saskatchewan, Inc. ............................ 14,000     975
--------------------------------------------------------------------------------
 PHARMACEUTICALS (2.6%)
  Rhone-Poulenc Rorer, Inc. ..................................... 17,500     825
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                  SHARES (000)+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 RETAIL (5.4%)
  Federated Department Stores, Inc. ............................  18,625 $   473
 *Price/Costco, Inc. ...........................................  48,200     819
  The Limited, Inc. ............................................  23,600     434
                                                                         -------
                                                                           1,726
--------------------------------------------------------------------------------
 SERVICES (4.2%)
  FlightSafety International, Inc. .............................  11,650     556
  Rexel, Inc. ..................................................  15,400     177
  Rollins, Inc. ................................................  29,000     609
                                                                         -------
                                                                           1,342
--------------------------------------------------------------------------------
 TECHNOLOGY (4.8%)
 *Novell, Inc. .................................................  27,035     446
 *Sequent Computer Systems, Inc. ...............................  36,950     642
 *Storage Technology Corp. .....................................  18,670     460
                                                                         -------
                                                                           1,548
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS (2.5%)
  Ameritech Corp. ..............................................  14,700     794
--------------------------------------------------------------------------------
 UTILITIES (9.7%)
  AT&T Corp. ...................................................  11,000     704
  CMS Energy Corp. .............................................  34,400     950
  Illinova Corp. ...............................................  32,550     924
  Portland General Corp. .......................................  19,000     515
                                                                         -------
                                                                           3,093
--------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $27,881).............................          30,254
--------------------------------------------------------------------------------
                                                                   FACE
                                                                  AMOUNT
                                                                  (000)
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT (8.4%)
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT (8.4%)
  J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
  11/1/95, to be repurchased at $2,693, collateralized by $2,439
  U.S. Treasury Notes 7.25%, due 5/15/16, valued at $2,747 (COST
  $2,693).......................................................  $2,693   2,693
--------------------------------------------------------------------------------
 TOTAL INVESTMENTS (103.0%) (COST $30,574)......................          32,947
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                        VALUE
                                                                       (000)+
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.0%)
-------------------------------------------------------------------------------
 Cash............................................................      $    10
 Dividends Receivable............................................           34
 Interest Receivable.............................................            1
 Other Assets....................................................            9
 Payable for Investments Purchased...............................         (985)
 Payable for Investment Advisory Fees............................          (20)
 Payable for Administrative Fees.................................           (7)
 Payable for Custodian Fees......................................           (2)
 Payable for Directors' Fees.....................................           (1)
 Other Liabilities...............................................          (17)
                                                                       -------
                                                                          (978)
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 2,335,458 outstanding $0.001 par value
  Institutional Class shares (authorized 25,000,000 shares)......      $31,969
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.........      $ 13.69
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+ See Note A to Financial Statements
* Non-Income Producing Security

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                  FACE
                                                                 AMOUNT  VALUE
                                                                 (000)  (000)+
-------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES (32.0%)
-------------------------------------------------------------------------------
 AUTO-LOAN PASS THROUGH (2.0%)
  Chase Manhattan Grantor Trust, Series 1995A A
   6.00%, 9/17/01............................................... $  484 $   484
-------------------------------------------------------------------------------
 BANKS (3.7%)
  Irving Bank Corp.
   8.50%, 6/1/02, callable 12/18/95.............................    405     409
  NationsBank Corp.
   6.625%, 1/15/98..............................................    500     506
                                                                        -------
                                                                            915
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (6.1%)
  Commercial Credit Corp.
   6.375%, 1/1/96...............................................    100     100
 *Ford Motor Credit Corp. Medium Term Note
  6.035%, 11/10/97..............................................  1,000     998
  Xerox Credit Co.
   10.125%, 4/15/99, callable 4/15/96...........................    400     407
                                                                        -------
                                                                          1,505
-------------------------------------------------------------------------------
 INDUSTRIAL (11.9%)
  B.P. America Inc.
   9.50%, 1/1/98................................................  1,000   1,071
  Cooper Industries, Inc.
   7.76%, 11/5/97...............................................  1,000   1,032
  Johnson & Johnson
   8.00%, 9/1/98, callable 9/1/96...............................    200     203
  PHH Group, Inc.
   8.00%, 1/1/97................................................    500     511
  Philip Morris Cos., Inc.
   9.80%, 12/15/98, callable 12/15/95...........................    125     126
                                                                        -------
                                                                          2,943
-------------------------------------------------------------------------------
 TELECOMMUNICATIONS (2.0%)
  Cincinnatti Bell Telephone
   7.30%, 4/30/96...............................................    500     501
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                   FACE
                                                                  AMOUNT  VALUE
                                                                  (000)  (000)+
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--(CONTINUED)
--------------------------------------------------------------------------------
TRANSPORTATION (2.1%)
 Seaboard System, Series 6
  10.00%, 5/15/97................................................ $  500 $   529
--------------------------------------------------------------------------------
UTILITIES (4.2%)
 Louisville Gas & Electric Co.
  5.625%, 6/1/96.................................................  1,050   1,048
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $7,845)....................          7,925
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (65.0%)
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (53.2%)
  4.625%, 2/15/96................................................  1,000     997
  4.375%, 8/15/96................................................  2,175   2,155
  6.75%, 5/31/97.................................................    300     305
  5.50%, 7/31/97.................................................    500     499
  5.875%, 7/31/97................................................  2,000   2,008
  6.50%, 8/15/97.................................................    500     507
  5.50%, 9/30/97.................................................    400     399
  6.125%, 5/15/98................................................  1,000   1,010
  5.875%, 8/15/98................................................  1,900   1,909
  6.875%, 8/31/99................................................  1,000   1,037
  7.125%, 9/30/99................................................  1,000   1,046
  6.25%, 5/31/00.................................................  1,250   1,271
                                                                         -------
                                                                          13,143
--------------------------------------------------------------------------------
GOVERNMENT AGENCY SECURITIES (4.9%)
 Federal Farm Credit Bank
 *5.91%, 6/24/96.................................................    500     500
 *6.60%, 8/26/96.................................................    500     501
 Federal Home Loan Bank
  6.34%, 4/6/98..................................................    150     151
 Guaranteed Trade Trust, Series 93-A
  4.86%, 4/1/98 Estimated Average Life 9/96++ ...................     50      49
                                                                         -------
                                                                           1,201
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                   FACE
                                                                  AMOUNT  VALUE
                                                                  (000)  (000)+
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--(CONTINUED)
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (6.9%)
 Federal Home Loan Mortgage Corporation
 *REMIC Series 1225S
   6.663%, 3/15/97
    Estimated Average Life 2/97++...............................  $  212 $   212
 REMIC Series 1165G
 7.00%, 9/15/18
  Estimated Average Life 1/96++.................................      47      47
 REMIC Series 1484Q
 5.00%, 1/15/23
  Estimated Average Life 8/17++.................................      79      60
 Federal National Mortgage Association
 REMIC Series G-93 2D
 6.00%, 10/25/12
  Estimated Average Life 7/97++.................................     225     224
 REMIC Series 90-4E
 8.95%, 7/25/15
  Estimated Average Life 3/96++.................................     563     564
 REMIC Series 92-49 E
 7.00%, 7/25/17
  Estimated Average Life 7/96++.................................     174     174
 REMIC Series 92-150G
 6.75%, 9/25/18
  Estimated Average Life 3/97++.................................     370     371
 REMIC Series G-32E
 8.00%, 12/25/18
  Estimated Average Life 11/95++................................      63      62
                                                                         -------
                                                                           1,714
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $15,948).................          16,058
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.4%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.4%)
 J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
 11/1/95, to be repurchased at $354, collateralized by $313 U.S.
 Treasury Bonds 7.5%, due 11/15/16, valued at $362 (COST $354)..     354     354
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.4%) (COST $24,147)........................          24,337
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                        VALUE
                                                                       (000)+
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.6%)
-------------------------------------------------------------------------------
 Cash............................................................      $    24
 Interest Receivable.............................................          384
 Other Assets....................................................           10
 Dividends Payable...............................................           (7)
 Payable for Administrative Fees.................................           (7)
 Payable for Custodian Fees......................................           (1)
 Payable for Directors' Fees.....................................           (1)
 Other Liabilities...............................................          (17)
                                                                       -------
                                                                           385
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 2,481,036 outstanding $0.001 par value
  Institutional Class shares (authorized 25,000,000 shares)......      $24,722
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.........      $  9.96
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 + See Note A to Financial Statements.
++ Estimated Average Life is unaudited.
 * Variable/Floating rate security--rate disclosed is as of October 31, 1995.


    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' PORTFOLIOS
STATEMENTS OF OPERATIONS
Year Ended October 31, 1995

                                                                    STERLING
                                        STERLING     STERLING      PARTNERS'
                                        PARTNERS'    PARTNERS'     SHORT-TERM
                                        BALANCED      EQUITY      FIXED INCOME
(In Thousands)                          PORTFOLIO    PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends...........................       $  642        $  617         $  --
 Interest............................        2,567            73          1,467
--------------------------------------------------------------------------------
  Total Income.......................        3,209           690          1,467
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B....
  Basic Fee..........................  $490         $197          $ 120
  Less: Fees Waived..................   --     490   (60)    137   (105)     15
                                       ----         ----          -----
 Administrative Fees--Note C.........           82            76             80
 Custodian Fees......................            8            11              2
 Audit Fees..........................           14            13             13
 Printing Fees.......................            9             9              7
 Legal Fees..........................            7             3              2
 Registration and Filing Fees........            6             7              8
 Directors' Fees--Note F.............            4             3              3
 Other Expenses......................            7             3              3
--------------------------------------------------------------------------------
  Total Expenses.....................          627           262            133
 Expense Offset--Note A..............           (2)           (2)            (1)
--------------------------------------------------------------------------------
  Net Expenses.......................          625           260            132
--------------------------------------------------------------------------------
NET INVESTMENT INCOME................        2,584           430          1,335
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON
 INVESTMENTS.........................        3,427         2,238           (146)
NET CHANGE IN UNREALIZED APPRECIATION
 ON INVESTMENTS......................        2,718         1,464            695
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS..............        6,145         3,702            549
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.....................       $8,729        $4,132         $1,884
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED  YEAR ENDED
                                                         OCTOBER 31, OCTOBER 31,
(In Thousands)                                              1994        1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................    $ 1,719     $ 2,584
 Net Realized Gain.....................................      1,823       3,427
 Net Change in Unrealized Appreciation (Depreciation)..     (3,156)      2,718
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.        386       8,729
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (1,621)     (2,533)
 Net Realized Gain.....................................       (622)     (1,844)
--------------------------------------------------------------------------------
  Total Distributions..................................     (2,243)     (4,377)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................     24,923      20,678
   --In Lieu of Cash Distributions.....................      2,141       4,260
 Redeemed..............................................     (7,550)    (29,030)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions...............................................     19,514      (4,092)
--------------------------------------------------------------------------------
 Total Increase........................................     17,657         260
Net Assets:
 Beginning of Year.....................................     47,016      64,673
--------------------------------------------------------------------------------
 End of Year (2).......................................    $64,673     $64,933
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.........................................      2,190       1,856
 In Lieu of Cash Distributions.........................        191         391
 Shares Redeemed.......................................       (654)     (2,580)
                                                           -------     -------
                                                             1,727        (333)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital.......................................    $61,810     $57,718
 Undistributed Net Investment Income...................        223         274
 Accumulated Realized Net Gain.........................      1,819       3,402
 Unrealized Appreciation...............................        821       3,539
                                                           -------     -------
                                                           $64,673     $64,933
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED  YEAR ENDED
                                                         OCTOBER 31, OCTOBER 31,
(In Thousands)                                              1994        1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................    $   279     $   430
 Net Realized Gain.....................................      1,079       2,238
 Net Change in Unrealized Appreciation (Depreciation)..       (837)      1,464
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.        521       4,132
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................       (257)       (412)
 Net Realized Gain.....................................       (177)     (1,076)
--------------------------------------------------------------------------------
  Total Distributions..................................       (434)     (1,488)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................      9,113       8,462
   --In Lieu of Cash Distributions.....................        430       1,472
 Redeemed..............................................     (2,260)     (3,961)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........      7,283       5,973
--------------------------------------------------------------------------------
 Total Increase........................................      7,370       8,617
Net Assets:
 Beginning of Year.....................................     15,982      23,352
--------------------------------------------------------------------------------
 End of Year (2).......................................    $23,352     $31,969
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.........................................        720         665
 In Lieu of Cash Distributions.........................         35         125
 Shares Redeemed.......................................       (182)       (318)
                                                           -------     -------
                                                               573         472
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital.......................................    $21,342     $27,315
 Undistributed Net Investment Income...................         26          44
 Accumulated Realized Net Gain.........................      1,075       2,237
 Unrealized Appreciation...............................        909       2,373
                                                           -------     -------
                                                           $23,352     $31,969
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR        YEAR
                                                            ENDED       ENDED
                                                         OCTOBER 31, OCTOBER 31,
(In Thousands)                                              1994        1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................    $ 1,156     $ 1,335
 Net Realized Loss.....................................       (274)       (146)
 Net Change in Unrealized Appreciation (Depreciation)..       (623)        695
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.        259       1,884
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (1,121)     (1,347)
 In Excess of Net Investment Income....................        --           (7)
 Return of Capital.....................................        (35)        --
--------------------------------------------------------------------------------
  Total Distributions..................................     (1,156)     (1,354)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................     15,053       6,891
   --In Lieu of Cash Distributions.....................      1,021       1,252
 Redeemed..............................................    (11,051)     (8,333)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions...............................................      5,023        (190)
--------------------------------------------------------------------------------
 Total Increase........................................      4,126         340
Net Assets:
 Beginning of Year.....................................     20,256      24,382
--------------------------------------------------------------------------------
 End of Year (2).......................................    $24,382     $24,722
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.........................................      1,512         701
 In Lieu of Cash Distributions.........................        103         127
 Shares Redeemed.......................................     (1,114)       (850)
                                                           -------     -------
                                                               501         (22)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital.......................................    $25,137     $24,924
 Distributions in Excess of Net Investment Income......         (9)         (7)
 Accumulated Realized Net Loss.........................       (241)       (385)
 Unrealized Appreciation (Depreciation)................       (505)        190
                                                           -------     -------
                                                           $24,382     $24,722
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                MARCH 15,             YEARS ENDED
                                1991** TO             OCTOBER 31,
                               OCTOBER 31,  ----------------------------------
                                  1991       1992     1993     1994     1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................    $ 10.00    $ 10.26  $ 10.71  $ 11.51  $ 11.13
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income.......       0.22+      0.37     0.34     0.32     0.46
 Net Realized and Unrealized
  Gain (Loss)................       0.23       0.50     0.94    (0.25)    1.04
--------------------------------------------------------------------------------
  Total From Investment
   Operations................       0.45       0.87     1.28     0.07     1.50
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.......      (0.19)     (0.37)   (0.32)   (0.32)   (0.45)
 Net Realized Gain...........      (0.00)     (0.05)   (0.16)   (0.13)   (0.32)
--------------------------------------------------------------------------------
  Total Distributions........      (0.19)     (0.42)   (0.48)   (0.45)   (0.77)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD......................    $ 10.26    $ 10.71  $ 11.51  $ 11.13  $ 11.86
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.................       4.54%++    8.65%   12.23%    0.66%   14.23%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).................    $19,501    $39,129  $47,016  $64,673  $64,933
Ratio of Expenses to Average
 Net Assets..................       1.11%*+    1.09%    0.99%    1.01%    0.96%#
Ratio of Net Investment
 Income to Average Net
 Assets......................       3.85%*+    3.52%    3.08%    3.05%    3.96%
Portfolio Turnover Rate......         40%        80%      49%      70%     130%
--------------------------------------------------------------------------------

 * Annualized.
** Commencement of Operations.
 + Net of voluntarily waived fees and expenses assumed by the Adviser of $.03 per share for the period ended October 31, 1991.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
 # For the year ended October 31, 1995, the Ratio of Expenses to Average Net
   Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.

   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            MAY 15,              YEARS ENDED
                           1991** TO             OCTOBER 31,
                          OCTOBER 31,  ----------------------------------------
                             1991       1992       1993       1994       1995
----------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 10.00    $ 10.29    $ 11.01    $ 12.39    $ 12.54
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income+.       0.06       0.17       0.15       0.16       0.21
 Net Realized and
  Unrealized Gain.......       0.29       0.75       1.53       0.27       1.73
----------------------------------------------------------------------------------
  Total From Investment
   Operations...........       0.35       0.92       1.68       0.43       1.94
----------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..      (0.06)     (0.16)     (0.16)     (0.15)     (0.20)
 Net Realized Gain......        --       (0.04)     (0.14)     (0.13)     (0.59)
----------------------------------------------------------------------------------
  Total Distributions...      (0.06)     (0.20)     (0.30)     (0.28)     (0.79)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................    $ 10.29    $ 11.01    $ 12.39    $ 12.54    $ 13.69
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
TOTAL RETURN............       3.51%++    9.01%++   15.46%++    3.50%++   16.61%++
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....    $ 2,515    $ 9,725    $15,982    $23,352    $31,969
Ratio of Expenses to
 Average Net Assets+....       1.11%*     1.04%      0.93%      0.99%      1.00%#
Ratio of Net Investment
 Income to Average Net
 Assets+................       1.43%*     1.73%      1.30%      1.34%      1.64%
Portfolio Turnover Rate.         24%        84%        55%        73%       135%
----------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations
 + Net of voluntarily waived fees and expenses assumed by the Adviser for the period ended October 31, 1991, and the years ended October 31, 1992, 1993, 1994 and 1995 of $.18, $.09, $.06, $.04 and $.03 per share, respectively.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 # For the year ended October 31, 1995, the Ratio of Expenses to Average Net
   Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.99%


   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                               FEBRUARY 10,         YEARS ENDED
                                1992** TO           OCTOBER 31,
                               OCTOBER 31,    -------------------------------
                                   1992        1993        1994        1995
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................    $ 10.00      $ 10.07     $ 10.12     $  9.74
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income+......       0.30         0.53        0.49        0.54
 Net Realized and Unrealized
  Gain.......................       0.07         0.06       (0.38)       0.23
---------------------------------------------------------------------------------
  Total From Investment
   Operations................       0.37         0.59        0.11        0.77
---------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.......      (0.30)       (0.53)++    (0.48)      (0.55)
 In Excess of Net Investment
  Income.....................        --           --          --          -- ##
 Net Realized Gain...........        --         (0.01)        --          --
 Return of Capital...........        --           --        (0.01)        --
---------------------------------------------------------------------------------
  Total Distributions........      (0.30)       (0.54)      (0.49)      (0.55)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD......................    $ 10.07      $ 10.12     $  9.74     $  9.96
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
TOTAL RETURN.................       3.75%+++     5.98%+++    1.16%+++    8.16%+++
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).................    $12,101      $20,256     $24,382     $24,722
Ratio of Expenses to Average
 Net Asset+..................       0.50%*       0.50%       0.53%       0.55%#
Ratio of Net Investment
 Income to Average Net
 Assets+.....................       5.00%*       5.24%       5.00%       5.55%
Portfolio Turnover Rate......        122%          78%        100%         58%
---------------------------------------------------------------------------------

  * Annualized
 ** Commencement of Operations.
  + Net of voluntarily waived fees and expenses assumed by the Adviser for the period ended October 31, 1992, and the years ended October 31, 1993, 1994 and 1995 of $.03, $.05, $.05 and $.04 per share, respectively.
 ++ Because of the differences between book and tax basis accounting, approximately $.025 of the Portfolio's distributions for the year ended October 31, 1993 were return of capital for Federal income tax purposes.
+++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
  # For the year ended October 31, 1995, the Ratio of Expenses to Average Net
    Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.
 ## Value is less than $0.01 per share.

   The accompanying notes are an integral part of the financial statements.

                         STERLING PARTNERS' PORTFOLIOS

                       NOTES TO THE FINANCIAL STATEMENTS

  UAM Funds, Inc., formerly known as The Regis Fund, Inc., and UAM Funds Trust, formerly known as The Regis Fund II, (collectively the "UAM Funds") were organized on October 11, 1988 and May 18, 1994, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio and Sterling Partners' Short-Term Fixed Income Portfolio (the "Portfolios"), which are portfolios of the UAM Funds, Inc., began operations on March 15, 1991, May 15, 1991 and February 10, 1992, respectively. The Portfolios are authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares. No shares of the Portfolios' Institutional Service Class have been issued as of the date of this report. At October 31, 1995, the UAM Funds were comprised of thirty-four active portfolios. The financial statements of the remaining portfolios are presented separately.

  A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolios in the preparation of their financial statements.

    1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the mean of the current bid and the asked prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value.

    The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is each Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    Paid in capital and undistributed net investment income have been adjusted for permanent book-tax differences. Reclassifications arose principally from differing book and tax treatments for paydown losses on mortgage backed securities.

    At October 31, 1995, cost and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:

                                         COST   APPRECIATION DEPRECIATION  NET
STERLING PARTNERS' PORTFOLIOS            (000)     (000)        (000)     (000)
-----------------------------           ------- ------------ ------------ ------
    Balanced........................... $61,879    $4,125       $(602)    $3,523
    Equity.............................  30,575     3,047        (675)     2,372
    Short-Term Fixed Income............  24,150       254         (67)       187

                         STERLING PARTNERS' PORTFOLIOS

    For the year ended October 31, 1995, the following Portfolio had a capital loss carryover for Federal income tax purposes to offset future net capital gains through the indicated expiration dates:

                                                    EXPIRATION DATE OCTOBER 31,
                                                   -----------------------------
                                                     2002      2003      TOTAL
                                                   --------- --------- ---------
   Short-Term Fixed Income........................  $239,000  $145,000  $384,000

    3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    4. DISTRIBUTIONS TO SHAREHOLDERS: Any distributions from net investment income will normally be declared and distributed quarterly for the Sterling Partners' Equity and Sterling Partners' Balanced Portfolios, and declared daily and distributed monthly for the Sterling Partners' Short-Term Fixed Income Portfolio. Any realized net capital gains will be distributed annually for the Portfolios. All distributions are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and permanent differences as presented in Note A2.

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized using the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolios have been adjusted to include expense offsets for custodian balance credits.

    Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

  B. ADVISORY SERVICES. Sterling Capital Management Company ("Sterling"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios under Investment Advisory Agreements. Under the terms of the Investment Advisory Agreements, Sterling is

                         STERLING PARTNERS' PORTFOLIOS
paid a fee calculated at an annual rate of 0.75% of average daily net assets for the Sterling Partners' Balanced and Sterling Partners' Equity Portfolios and 0.50% of average daily net assets for the Sterling Partners' Short-Term Fixed Income Portfolio. Sterling has voluntarily agreed to waive a portion of its advisory fees and to assume expenses on behalf of the Portfolios, if necessary, in order to keep the Portfolios' total annual operating expenses, after the effect of expense offsets arrangements, from exceeding 1.11%, 0.99% and 0.55% of average daily net assets, respectively.

  C. ADMINISTRATIVE SERVICES. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ("CGFSC") (the "Administrator"), formerly Mutual Funds Service Company ("MFSC"), provides administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month upon inception of a portfolio to $70,000 annually after two years. In addition, the Portfolio is charged certain out of pocket expenses by the Administrator. Prior to September 1, 1995, MFSC was an affiliate of the United States Trust Company of New York and provided administrative services to the UAM Funds under the same terms, conditions and fees as stated above.

  D. DISTRIBUTION SERVICES. UAM Fund Distributors, Inc. (the "Distributor"), formerly known as RFI Distributors (a division of Regis Retirement Plan Services, Inc.), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  E. PURCHASES AND SALES. During the year ended October 31, 1995, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

    STERLING PARTNERS'                                        PURCHASES  SALES
        PORTFOLIOS                                              (000)    (000)
    ------------------                                        --------- -------
   Balanced..................................................  $30,961  $40,167
   Equity....................................................   38,169   33,763
   Short-Term Fixed Income...................................    2,581    3,326

  Purchases and sales of long-term U.S. Government and agency securities were $46,986,000 and $39,614,000, respectively, for the Sterling Partners' Balanced Portfolio, and $10,528,000 and $9,984,000, respectively, for the Sterling Partners' Short-Term Fixed Income Portfolio. There were no purchases or sales of U.S. Government securities for the Sterling Partners' Equity Portfolio.

  F. DIRECTORS' FEES. Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of the UAM Funds and AEW, plus a

                         STERLING PARTNERS' PORTFOLIOS

                  NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

  G. LINE OF CREDIT. The Portfolios, along with certain other portfolios of the UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of portfolio shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on their average daily unused portion of the line of credit. During the year ended October 31, 1995, there were no borrowings under the agreement.

  H. OTHER. At October 31, 1995, the percentage of total shares outstanding and the number of record shareholders owning 10% or greater of the Portfolio's was as follows:

   STERLING PARTNERS'                                       NO. OF        %
       PORTFOLIOS                                        SHAREHOLDERS OWNERSHIP
   ------------------                                    ------------ ---------
  Equity................................................       1        16.2%
  Short-Term Fixed Income...............................       1        10.7

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of UAM Funds, Inc. and Shareholders of
Sterling Partners' Balanced Portfolio
Sterling Partners' Equity Portfolio
Sterling Partners' Short-Term Fixed Income Portfolio

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio, and Sterling Partners' Short-Term Fixed Income Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 14, 1995








-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

The Sterling Partners' Balanced and Sterling Partners' Equity Portfolios hereby designates $1,844,000 and $1,076,000, respectively, as a long-term capital gain dividend for the purpose of the dividend paid deduction on its federal income tax return.

For the year ended October 31, 1995, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for the Sterling Partners' Balanced and Sterling Partners' Equity Portfolios is 15.5% and 41.0%, respectively.

-------------------------------------------------------------------------------

                                UAM FUNDS SAMI
                            PREFERRED STOCK INCOME
                                   PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer               William A. Humenuk
Director, President            Director
and Chairman
                               Peter M. Whitman, Jr.
                               Director

Mary Rudie Barneby
Director and Executive         William H. Park
Vice President                 Vice President and
                               Assistant Treasurer

John T. Bennett, Jr.
Director                       Karl O. Hartmann
                               Secretary
J. Edward Day
Director                       Robert R. Flaherty
                               Treasurer

Philip D. English
Director                       Harvey M. Rosen
                               Assistant Secretary

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Spectrum Asset Management, Inc.
 Four High Ridge Park
 Stamford, CT 06905

-------------------------------------------------------------------------------

ADMINISTRATOR
 The Chase Manhattan Bank, N.A.
 73 Tremont Street, Boston, MA 02108-3913

-------------------------------------------------------------------------------

CUSTODIAN
 Morgan Guaranty Trust Company of New York
 60 Wall Street, New York, NY 10260

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 One International Place, 44th Floor, Boston, MA 02110

-------------------------------------------------------------------------------


This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                                   UAM FUNDS

                          SAMI PREFERRED STOCK INCOME
                                   PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1995

Dear Shareholder:

In the time period beginning November 1, 1994, and ended October 31, 1995, the Dow Jones Industrial Average and the 30-year U.S. Government bond surged 22% and 21%, respectively. During this same period, the net assets of the SAMI Preferred Stock Income Portfolio (the "Portfolio") declined to $33.8 million from $91.2 million. The shareholder redemptions during this fiscal period were primarily the result of shifts in asset allocations which more favorably weighted higher risk profiles than that of the Portfolio.

The total return (not annualized) for the Portfolio for the quarter ended October 31, 1995 was 2.66% compared to 1.39%, for three-month treasury bills based on the Salomon Brothers 1-3 Year Treasury Index. The total return for the fiscal year ended October 31, 1995 was 6.67% compared to 5.97% for the one-year treasury-bill based on the Salomon Brothers 1-3 Year Treasury Index. Although the Portfolio outperformed these "risk-free" alternative investments during both periods, there were two factors that narrowed the yield advantage for the fiscal year. First, the fiscal year includes the last two months of 1994 when dealers were nervous about the direction of interest rates. During this time period, there was about a 5% volatility range for the U.S. Treasury bond without a real conviction on direction. This uncertainty manifested itself in some spread widening in the preferred stock market which made the cross-hedge underperform the risk-free alternative. Second, once the market found its direction toward lower rates this year, the higher yielding stocks were called from the Portfolio. Although the Portfolio gets a small capital boost when these stocks are called at a premium, it is difficult to replace the high current yield that is called away. To provide some offset to continued call risk, we have favorably adjusted the Portfolio's call terms. This had led to an improvement in performance as evidenced by the significant yield advantage of the Portfolio over the quarter ended October 31, 1995. It should be noted that corporate tax-paying investors qualifying for the 70% Dividend Received Deduction would have needed to earn 3.33% (quarterly) and 9.64% (for the year) on a taxable-equivalent basis in order to achieve the same after-tax return earned on the Portfolio.

Looking ahead, the utility industry which includes electric and gas (84% of the Portfolio) is on the other side of the construction cycle and repositioning itself for increased competition. To offset the increased business risk of the industry, our portfolio strategy has been to avoid the high cost utilities and diversify across those names with mostly an above-average business position. In addition to diversification benefits, the Portfolio should also benefit from the improved technicals of the traditional preferred stock market as new issuance has all but evaporated. This decline in new supply is being exacerbated by continued calls of and exchange offers for the traditional preferred stock product. At the end of the day, the lack of new supply and strong investor demand for existing issues should continue to improve the technical outlook for the traditional preferred stock market. As discussed, the Portfolio is well positioned to benefit from this strength and should continue to be an attractive fund to invest your money.

Respectfully yours,

/s/ Mark A. Lieb                                           /s/ Scott T. Fleming

Mark A. Lieb                                                   Scott T. Fleming
President                                                      Chairman

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
================================================================================

COMPARISON OF THE CHANGE IN VALUE OF A $500,000 PURCHASE IN THE SAMI PREFERRED
      STOCK INCOME PORTFOLIO, THE SALOMON 1-3 YEAR TREASURY INDEX AND THE
                          1 YEAR U.S. TREASURY BILL.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED OCTOBER 31, 1995
--------------------------------------------------------------------------------
                     1 YEAR                       SINCE 6/23/92*
--------------------------------------------------------------------------------
                      6.67%                          3.74%**
--------------------------------------------------------------------------------

                             [CHART APPEARS HERE]

                SAMI Preferred
                 Stock Income     1 yr. U.S.      Salomon 1-3 Year
                  Portfolio+     Treasury Bill     Treasury Index+
 6/23/92           500,000          500,000            500,000
10/31/92           508,320          505,400            517,250
10/31/93           536,300          522,400            547,050
10/31/94           530,133          546,430            553,451
10/31/95           565,493          579,052            601,878

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations

** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, the total return would be lower.

+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions.

                     Definition of the Comparative Index
                     -----------------------------------

The Salomon 1-3 Year Treasury Index includes only U.S. Treasury Notes and Bonds with maturities one year or greater and less than three years.


Please note that one can not invest in an unmanaged index.

SAMI PREFERRED STOCK INCOME PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995



                                                                         VALUE
                                                                SHARES  (000)+
-------------------------------------------------------------------------------
PREFERRED STOCKS (86.9%)
-------------------------------------------------------------------------------
INDUSTRIAL (3.1%)
 Ford Holdings, Series C, 7.12%................................  42,000 $ 1,061
-------------------------------------------------------------------------------
UTILITIES--ELECTRICAL & GAS (83.8%)
 Atlantic City Electric Co., 4.75%.............................   8,800     611
 Baltimore Gas & Electric Co., 6.99%...........................  15,000   1,583
 Central Illinois Light Co., 5.85%.............................  10,000   1,015
 Columbus Southern Power Co., 9.50%............................   1,988     210
 Consolidated Edison Co., Series C, 4.65%......................   6,090     435
 Consolidated Edison Co., Series D, 4.65%......................  10,329     737
 Empire District Electric Co., 8.125%.......................... 115,365   1,223
 Florida Power & Light Co., Series U, 6.75%....................  15,000   1,558
 Georgia Power Co., $4.92......................................   5,400     408
 Gulf Power Co., 5.16%.........................................   1,238      97
 Hawaiian Electric Co., Series R, 8.75%........................   5,890     616
 Indianapolis Power & Light Co., 8.20%.........................   6,310     639
 Jersey Central Power & Light Co., 8.65%.......................   2,500     266
 Kentucky Utility Co., 6.53%...................................  12,330   1,264
 Montana Power Co., $6.875.....................................  14,500   1,466
 NICOR, Inc. 4.48%.............................................  36,000   1,476
 Pacific Enterprises, Inc., $4.36..............................   1,880     122
 Pacific Gas & Electric Co., 7.04%.............................  58,000   1,552
 Phillips Gas Co., Series A, 9.32%.............................  37,340     982
 PSI Energy Co., 6.875%........................................  13,900   1,425
 Public Service Electric & Gas Co., 4.08%......................  14,615     895
 Puget Sound Power & Light Co., 4.84%..........................   2,700     225
 San Diego Electric & Gas Co., $7.20...........................   4,250     429
 Union Electric Co., $4.56.....................................  12,800     898
 Utilicorp United, Inc., $2.05.................................  55,495   1,422
 Virginia Electric & Power Co., $6.98..........................  15,000   1,584
 Washington Natural Gas Co., Series II, 7.45%..................  60,900   1,538
 Western Mass Electric Co., 7.60%..............................  10,884     273
 Western Resources, Inc., 8.50%................................  14,500   1,552
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995



                                                                        VALUE
                                                              SHARES   (000)+
-------------------------------------------------------------------------------
PREFERRED STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
UTILITIES--ELECTRICAL & GAS (CONTINUED)
 Wisconsin Power & Light Co., 4.76%.........................    6,300  $   476
 Wisconsin Public Service Corp., 6.88%......................   12,500    1,325
                                                                       -------
                                                                        28,302
-------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $27,320).......................            29,363
-------------------------------------------------------------------------------
                                                              NO. OF
                                                             CONTRACTS
-------------------------------------------------------------------------------
PURCHASED PUT OPTION (0.1%)
-------------------------------------------------------------------------------
 U.S. Treasury Bond expiring 3/96, strike price $112 (COST
  $105).....................................................       24       21
-------------------------------------------------------------------------------
                                                               FACE
                                                              AMOUNT
                                                               (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.9%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.9%)
 J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
  11/1/95, to be repurchased at $1,316, collateralized by
  $1,192 United States Treasury Bonds 7.25%, due 5/15/16,
  valued at $1,342 (COST $1,316)............................  $ 1,316    1,316
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (90.9%) (COST $28,741)....................            30,700
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (9.1%)
-------------------------------------------------------------------------------
 Margin Deposits on Futures Contracts.......................               400
 Receivable for Investments Sold............................             2,657
 Dividends Receivable.......................................               265
 Other Assets...............................................                 2
 Payable for Investments Purchased..........................              (144)
 Payable for Daily Variation Margin on Futures..............               (42)
 Payable for Investment Advisory Fees.......................               (23)
 Payable for Administrative Fees............................                (6)
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995


                                                                        VALUE
                                                                       (000)+
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--(CONTINUED)
-------------------------------------------------------------------------------
 Payable for Directors' Fees......................................     $    (1)
 Other Liabilities................................................         (19)
                                                                       -------
                                                                         3,089
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 3,668,755 outstanding $0.001 par value
  Institutional Class shares (authorized 25,000,000 shares).......     $33,789
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE..........     $  9.21
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+See Note A to Financial Statements.

   The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
STATEMENT OF OPERATIONS

                                                                   YEAR ENDED
(In Thousands)                                                  OCTOBER 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.....................................................     $ 4,265
 Interest......................................................         140
--------------------------------------------------------------------------------
  Total Income.................................................       4,405
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B..............................         385
 Administrative Fees--Note C...................................          78
 Custodian Fees................................................          15
 Audit Fees....................................................          13
 Legal Fees....................................................           9
 Directors' Fees--Note F.......................................           4
 Other Expenses................................................          35
--------------------------------------------------------------------------------
  Total Expenses...............................................         539
 Expense Offset--Note A........................................          (1)
--------------------------------------------------------------------------------
  Net Expenses.................................................         538
--------------------------------------------------------------------------------
NET INVESTMENT INCOME..........................................       3,867
--------------------------------------------------------------------------------
NET REALIZED LOSS ON:
 Investments...................................................      (1,009)
 Futures.......................................................      (5,092)
--------------------------------------------------------------------------------
TOTAL NET REALIZED LOSS........................................      (6,101)
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
 Investments...................................................       8,271
 Futures.......................................................      (2,757)
--------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION).....       5,514
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FUTURES CONTRACTS..................        (587)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........     $ 3,280
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED  YEAR ENDED
                                                         OCTOBER 31, OCTOBER 31,
(In Thousands)                                              1994        1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................   $  4,929    $  3,867
 Net Realized Loss.....................................       (245)     (6,101)
 Net Change in Unrealized Appreciation (Depreciation)..     (5,857)      5,514
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations..........................................     (1,173)      3,280
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (4,511)     (4,279)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................     65,798       4,052
   --In Lieu of Cash Distributions.....................      4,210       4,249
 Redeemed..............................................    (22,774)    (64,734)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions...............................................     47,234     (56,433)
--------------------------------------------------------------------------------
 Total Increase (Decrease).............................     41,550     (57,432)
Net Assets:
 Beginning of Period...................................     49,671      91,221
--------------------------------------------------------------------------------
 End of Period (2).....................................   $ 91,221    $ 33,789
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.........................................      6,776         443
 In Lieu of Cash Distributions.........................        440         466
 Shares Redeemed.......................................     (2,368)     (7,063)
--------------------------------------------------------------------------------
                                                             4,848      (6,154)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital.......................................   $ 97,189    $ 40,756
 Undistributed Net Investment Income...................        638         226
 Accumulated Net Realized Loss.........................     (1,948)     (8,049)
 Unrealized Appreciation (Depreciation)................     (4,658)        856
--------------------------------------------------------------------------------
                                                          $ 91,221    $ 33,789
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                   JUNE 23,
                                    1992**       YEARS ENDED OCTOBER 31,
                                TO OCTOBER 31, -------------------------------
                                     1992        1993        1994       1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................     $ 10.00     $  10.09    $   9.98   $   9.29
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net Investment Income........        0.14+        0.60+       0.60       0.67
 Net Realized and Unrealized
  Gain (Loss).................        0.03        (0.07)      (0.71)     (0.08)
--------------------------------------------------------------------------------
  Total from Investment Opera-
   tions......................        0.17         0.53       (0.11)      0.59
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income........       (0.08)       (0.61)      (0.58)     (0.67)
 In Excess of Net Realized
  Gain........................         --         (0.03)        --         --
--------------------------------------------------------------------------------
  Total Distributions.........       (0.08)       (0.64)      (0.58)     (0.67)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERI-
 OD...........................     $ 10.09     $   9.98    $   9.29   $   9.21
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN..................        1.70%++      5.47%++    (1.15)%     6.67%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)..................     $23,904     $ 49,671    $ 91,221   $ 33,789
Ratio of Expenses to Average
 Net Assets...................        0.97%*+      0.82%+      0.89%      0.98%#
Ratio of Net Investment Income
 to Average Net Assets........        6.36%*+      6.10%+      6.45%      7.03%
Portfolio Turnover Rate.......          16%         144%         65%        44%
--------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations
 + Net of voluntarily waived fees and expenses assumed by the Adviser for the periods ended October 31, 1992 and October 31, 1993 of $0.02 and $0.01 per share, respectively.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 # The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.

   The accompanying notes are an integral part of the financial statements.

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc., formerly known as The Regis Fund, Inc., and UAM Funds Trust, formerly known as The Regis Fund II, (collectively the "UAM Funds") were organized on October 11, 1988 and May 18, 1994, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The SAMI Preferred Stock Income Portfolio (the "Portfolio"), a portfolio of the UAM Funds, Inc., began operations on June 23, 1992. At October 31, 1995, the UAM Funds were comprised of thirty-four active portfolios. The financial statements of the remaining portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolio in the preparation of its financial statements.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of business on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Prices for preferred stocks, obtained from independent sources, which are not considered reasonable by the Investment Adviser are valued based on methods approved by the Board of Directors. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value.

  The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  Paid in capital, undistributed net investment income and accumulated net realized loss have been adjusted for permanent book-tax differences.

  At October 31, 1995, the Portfolio's cost of investments for Federal income tax purposes was $28,742,000. Net unrealized appreciation for Federal income tax purposes aggregated $1,958,000 of which $2,067,000 related to appreciated securities and $109,000 related to depreciated securities.

  At October 31, 1995, the Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $295,000 and $8,940,000 which will expire on October 31, 2001 and October 31, 2003, respectively.

  3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

  4. FUTURES CONTRACTS: The Portfolio's purchases and sales of futures contracts are designed to hedge a portion of its investments against changes in value or as an alternative to purchasing or selling actual securities. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio each day and are recorded for financial reporting purposes as unrealized appreciation or depreciation. When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the statement of operations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts involve market risk in excess of the amounts recognized in the statement of net assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

  The Portfolio had the following short futures contracts open at October 31, 1995:

                                                                        NET
                                              AGGREGATE              UNREALIZED
                                    NUMBER OF FACE VALUE EXPIRATION DEPRECIATION
   CONTRACTS                        CONTRACTS   (000)       DATE       (000)
   ---------                        --------- ---------- ---------- ------------
   Sales:
   U.S. Treasury 10 year Notes.....     21     $ 2,342    Dec 1995    $   (84)
   U.S. Treasury Long Bonds........    138      16,155    Dec 1995     (1,019)
                                                                      -------
                                                                      $(1,103)
                                                                      =======

  5. DISTRIBUTIONS TO SHAREHOLDERS: Any distributions from net investment income will normally be distributed monthly. Any realized net capital gains will normally be distributed annually. All distributions are recorded on the ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and futures.

  6. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been adjusted to include expense offsets for custodian balance credits.

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

B. ADVISORY SERVICES. Under the terms of an investment advisory agreement, Spectrum Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a fee calculated at an annual rate of 0.70% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses on behalf of the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offsets arrangements, from exceeding 0.99% of its average daily net assets.

C. ADMINISTRATIVE SERVICES. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ("CGFSC") (the "Administrator"), formerly Mutual Funds Service Company ("MFSC"), provides administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month upon inception of a portfolio of $70,000 annually after two years. In addition the Portfolio is charged certain out-of-pocket expenses by the administrator. Prior to September 1, 1995, MFSC was an affiliate of United States Trust Company of New York and provided administrative services to the UAM Funds under the same terms, conditions and fees as stated above.

D. DISTRIBUTION SERVICES. UAM Fund Distributors, Inc. (the "Distributor"), formerly known as RFI Distributors, (a division of Regis Retirement Plan Services, Inc.), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

E. PURCHASES AND SALES. For the year ended October 31, 1995, the Portfolio made purchases of $21,835,000 and sales of $68,382,000 of investment securities other than long-term U.S. Government and Agency Securities and short-term securities. There were no purchases and sales of long-term U.S. Government Securities.

F. DIRECTORS' FEES. Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended which is allocated proportionally among the active portfolios of the UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, Inc. and reimbursement of expenses incurred in attending Board meetings.

G. LINE OF CREDIT. The SAMI Preferred Stock Income Portfolio, along with certain other portfolios of the UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase

                     SAMI PREFERRED STOCK INCOME PORTFOLIO
of portfolio shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on their average daily unused portion of the line of credit. During the year ended October 31, 1995, there were no borrowings under the agreement.

H. OTHER. At October 31, 1995, 95.1% of the total shares outstanding were held by five record shareholders owning 10% or greater of the aggregate total shares outstanding.

The Portfolio placed a portion of its portfolio transactions with SAMI, which is a registered dealer. The commissions paid to SAMI for the year ended October 31, 1995 were $58,000, representing 70% of commissions paid.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
SAMI Preferred Stock Income Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SAMI Preferred Stock Income Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 14, 1995


-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 1995, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 100%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                                NWQ PORTFOLIOS

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                         William A. Humenuk
Director, President                      Director
and Chairman
                                         Peter M. Whitman, Jr.
Mary Rudie Barneby                       Director
Director and
Executive Vice President                 William H. Park
                                         Vice President and
John T. Bennett, Jr.                     Assistant Treasurer
Director
                                         Karl O. Hartmann
J. Edward Day                            Secretary
Director
                                         Robert R. Flaherty
Philip D. English                        Treasurer
Director

Harvey M. Rosen
Assistant Secretary

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 NWQ Investment Management Company
 655 South Hope Street, 11th Floor
 Los Angeles, CA 90017

-------------------------------------------------------------------------------

ADMINISTRATOR
 The Chase Manhattan Bank, N.A.
 73 Tremont Street, Boston, MA 02108-3913

-------------------------------------------------------------------------------

CUSTODIAN
 Morgan Guaranty Trust Company of New York
 60 Wall Street, New York, NY 10260

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 One International Place, 44th Floor Boston, MA 02110

-------------------------------------------------------------------------------


This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                                   UAM FUNDS

                                      NWQ
                                  PORTFOLIOS

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1995

UAM FUNDS                                                         NWQ PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Statement of Net Assets
  Balanced..................................................................   6
  Value Equity..............................................................  10
Statements of Operations....................................................  14
Statement of Changes in Net Assets
  Balanced..................................................................  15
  Value Equity..............................................................  16
Financial Highlights
  Balanced..................................................................  17
  Value Equity..............................................................  18
Notes to Financial Statements...............................................  19
Report of Independent Accountants...........................................  22

--------------------------------------------------------------------------------

Dear Shareholders:

The period ended October 31, 1995 marked the end of our first full year of management of the NWQ Value Equity and NWQ Balanced Portfolios. This was a very favorable period for the financial markets, and we are pleased to report that both Portfolios produced strong positive results. We appreciate the confidence that all of our shareholders have placed in us and will continue to work to justify that confidence.

                       ABOUT NWQ AND THE NWQ PORTFOLIOS

NWQ is one of the country's leading investment advisory firms, serving both individual and institutional clients. Our success has been built on a foundation of trust and service, and assets under management exceed $5.6 billion.

The objective of the NWQ Balanced Portfolio is to achieve consistent, above-average returns with minimum risk to principal by investing primarily in a combination of investment grade fixed income securities and common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which, in our opinion, are undervalued at the time of purchase.

The objective of the NWQ Value Equity Portfolio is to achieve consistent, superior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally-attractive industries and which, in our opinion, are undervalued at the time of purchase.

The cornerstone of our investment process is a disciplined approach to value recognition within industries representing long-term market leadership. We believe that investment opportunity is created by changes in the economic, monetary, political, and social environment. We seek to recognize change early in asset categories, market sectors, industries, and companies--before those changes are reflected in securities prices. Stock selection emphasizes medium to large capitalization companies representing above-average statistical value. Investments are concentrated in those fundamentally attractive industries identified as the beneficiaries of long-term investment trends.

BALANCED PORTFOLIO PERFORMANCE

During the fiscal year ended October 31, 1995, the NWQ Balanced Portfolio appreciated $1.40 to $11.24 per share from $9.84 and paid 32 cents of dividend income for a total gain of $1.72, or 17.80%. The performance was comparable to the Lipper Balanced Funds Index which was up 17.37%, but trailed the composite balanced index comprised of 60% S&P 500 Index, 30% Lehman Brothers Government/Corporate Index, and 10% Salomon Brothers 3-month Treasury Bill Index, which was up 21.27%. Individually, the S&P 500 Index had a total return of 26.41%, the Lehman Brothers Government/Corporate Index returned 16.16%, and the Salomon Brothers 3-month Treasury Bill Index returned 5.74%.

Performance results for the NWQ Balanced Portfolio benefited from the favorable financial market environment, with declining interest rates increasing the value of the Portfolio's holdings of longer maturity U.S. Treasury Bonds and benefiting the equities as the stock market reached a number of record highs during the year. While the stock market has been rising throughout 1995, starting in September investors began worrying about the slowing of the economy and the diminished outlook for earnings growth. Many investors began selling "cyclical" stocks and buying "stable demand" issues, anticipating potential earnings problems for "cyclical" stocks in a slow growth environment. This market shift away from many of the industrial, technology, and export-related companies in which the Portfolio has an emphasis negatively impacted performance during the last couple of months of the fiscal year. We believe the important point for equity investors is to focus on the major secular trends that are driving world economic growth and look beyond short-term blips that may arise given the changing short-term sentiments of traders and speculators. In the period ahead, we expect that industrial stocks will once again resume market leadership.

VALUE EQUITY PORTFOLIO PERFORMANCE

During the fiscal year ended October 31, 1995, the NWQ Value Equity Portfolio appreciated $1.67 to $11.65 per share from $9.98 and paid 10 cents of dividend income for a total gain of $1.77 or 17.84%. Performance was comparable relative to the one year return of the Lipper Equity Income Funds Index, which gained 17.92%, but underperformed the S&P 500 Index which gained 26.41% for the year ended October 31, 1995.

Performance results for the NWQ Value Equity Portfolio benefited from the favorable financial market environment, with declining interest rates helping the stock market reach a number of record highs during the year. While the stock market has been arising throughout 1995, starting in September investors began worrying about the slowing of the economy and the diminished outlook for earnings growth. Many investors began selling "cyclical" stocks and buying "stable demand" issues, anticipating potential earnings problems for "cyclical" stocks in a slow growth environment. This market shift away from many of the industrial, technology, and export related companies in which the Portfolio has an emphasis negatively impacted performance during the last couple of months of the fiscal year. We believe the important point for equity investors is to focus on the major secular trends that are driving world economic growth and look beyond short-term blips that may arise given the changing short-term sentiments of traders and speculators. In the period ahead, industrial stocks should once again resume market leadership.

ECONOMIC OUTLOOK

Domestically, the rate of economic growth improved significantly in the third quarter of 1995, and at the same time the prospects for any near-term recession have diminished. Two sectors that contributed to the first-half slowdown--housing and inventories--appear to be on firmer footing going into the fourth quarter. The inventory correction may have further to run, but it still appears to be of modest proportions relative to earlier cycles. At the same time, the absence of any severe imbalances, coupled with the continuing favorable inflation outlook, suggests that fears of recession have been greatly overstated.

The best news concerns the inflation picture, where the pessimists predicting a return to 3.5-4% or higher inflation overlook important secular forces that should continue to hold inflation in check. The September data from the U.S. Bureau of Labor Statistics show that U.S. unit labor costs have posted a 0% year-over-year increase. This is unprecedented for the fifth year of an economic recovery. It is in fact more typical of the first year of a recovery. Given the declining costs of technology, the combination of increasing technological content of most goods and intensified worldwide competition argues for a prolonged period of low inflation. Prospects for significant reductions in government spending are also helpful, as there is a very strong correlation between growth of government spending and inflation rates. The recent recovery of the U.S. dollar from its very undervalued level against the Japanese yen and German mark will further ease U.S. inflationary pressure. (At the same time, one should recall that despite the U.S. dollar's recent 25% appreciation versus the Japanese yen, it has still merely returned to where it stood at the beginning of 1995; hence the competitive position of U.S. exporters has not been significantly impacted). The benign inflation outlook has been a significant factor behind the strength of the U.S. bond market in the first ten months of this year. Going forward, long-term rates may be influenced more by domestic and foreign economic growth rates and central bank monetary policy, since the strength of the case for low inflation has become increasingly apparent to most investors.

The major force in both the domestic and worldwide economy continues to be the vigorous growth in capital spending. While a temporary worldwide slowdown will obviously have some impact on capital spending, this boom has several more years to run. The current capital cycle started earlier in the economic cycle than ever before. Its strength, duration, and global composition suggest that something is indeed very different this time. Throughout the world, companies are substituting capital for labor. Even in a slower growth world this trend will continue. Effective competition now requires the installation of new capital goods technology everywhere in the world that a company has production facilities. The continued penetration of computer technology in the office is finally raising productivity in the service sector as well.

FINANCIAL MARKETS

Over the past few months many investors have been selling "cyclical" stocks and buying "defensive" consumer-oriented and "stable demand" issues, anticipating earnings problems for "cyclical" stocks in a slow growth environment. NWQ views the stock market's rotation as a temporary, countertrend rally in yesterday's "growth" companies. The issue is not so much "cyclical vs. stable demand," but rather industrial/technological vs. consumer-oriented. Recent experience has taught investors to shun industrial stocks when economic growth rates slow down. But the experience of the 1980s is unlikely to be repeated in the 1990s. A slowdown in the U.S. economy is likely to pinch the U.S. consumer, but unlikely to impact demand for U.S. produced capital and technological goods from emerging or recovering foreign economies. The development of modern infrastructure and communications networks in Asia and Latin America will proceed whether or not U.S. consumers are willing, or able, to pay ever higher prices for a variety of domestic products. While markets are supposed to discount the future, investor perceptions change very slowly at times. We expect that industrial stocks will once again resume market leadership. However, for the industrial leadership to reemerge in force, investors will have to witness both a general economic slowdown (perhaps in the 1.5-2.5% range over the next twelve months) and continuing strong earnings power in the "cyclical" companies throughout such a slowdown. In short, investors are responding to the economy of the 1980s instead of the 1990s with respect to industrial companies and saying "Show Me!" We expect the companies will do just that.

Going forward, one must be cognizant of the fact that the U.S. stock market has moved up very sharply in the first three quarters of the year, and has gone without a 10% correction for the longest period in history. The autumn months have frequently proved difficult for investors in the past. We would not attempt to predict a similar fate in 1995, as the inflation outlook and the corporate earnings picture both remain favorable. At the same time, one should not be surprised if some volatility appears. The important point for equity investors is to focus on the major secular trends that are driving world economic growth and look beyond short-term blips that may arise given the changing short-term sentiments of traders and speculators. In the short run, shifting emotions can impact markets, but over the longer course the fundamental factors of the technology revolution and the restoration of U.S. competitiveness will determine the market's course.

Sincerely,

NWQ Investment Management Company

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser didn't have fee waivers and didn't assume expenses on behalf of the Portfolios, total returns for the Portfolios would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------
    COMPARISON OF CHANGE IN VALUE OF $100,000 PURCHASE IN THE NWQ BALANCED
            PORTFOLIO, THE STANDARD & POOR'S 500 INDEX (S&P 500),
                THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX
                            AND THE BALANCED INDEX
                ---------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                      FOR PERIOD ENDED OCTOBER 31, 1995
                ---------------------------------------------
                      1 YEAR            SINCE 8/2/94*
                ---------------------------------------------
                      17.80%               12.86%
                ---------------------------------------------

                             [GRAPH APPEARS HERE]

                                                 08/02/94*           10/31/94           10/31/95
                                                 --------            --------           --------
NWQ BALANCED PORTFOLIO+                          100,000              98,705             116,273
BALANCED INDEX+                                  100,000             101,580             123,300
S&P 500 INDEX+                                   100,000             103,190             130,460
LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX+      100,000              98,520             114,420

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
* Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio's performance assumes the reinvestment of all dividends and distributions. Each comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                    Definitions of the Comparative Indices
                    --------------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.
The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

The Balanced Index, a hypothetical combination of unmanaged indices, reflects the Portfolio's neutral mix of 60% stocks, 30% bonds, and 10% short-term instruments. This index combines returns form the S&P 500, Lehman Brothers Government/Corporate Index and the Salomon Brothers 3-month Treasury Bill Index.

Please note that one can not invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
           COMPARISON OF CHANGE IN VALUE OF $100,000 PURCHASE IN THE
   NWQ VALUE EQUITY PORTFOLIO AND THE STANDARD & POOR'S 500 INDEX (S&P 500)

                   -----------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 1995
                   -----------------------------------------
                        1 YEAR           SINCE 9/21/94*
                   -----------------------------------------
                        17.84%              15.73%
                   -----------------------------------------

                             [GRAPH APPEARS HERE]

                                  09/21/94        10/31/94         10/31/95
                                  --------        --------         --------
NWQ VALUE EQUITY PORTFOLIO+       100,000          99,800          117,600
S&P 500 INDEX+                    100,000         102,190          129,120

Past performance is not predictive of future performance. your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Please note that one can not invest in an unmanaged index.

NWQ BALANCED PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                         VALUE
                                                                  SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS (55.1%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.4%)
 Sundstrand Corp.................................................   350  $   22
 United Technologies Corp........................................   600      53
                                                                         ------
                                                                             75
-------------------------------------------------------------------------------
BASIC RESOURCES (4.0%)
 Cyprus Amax Minerals Co......................................... 1,550      40
 IMC Global, Inc................................................. 1,550     108
 Weyerhaeuser Co................................................. 1,450      64
                                                                         ------
                                                                            212
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (8.9%)
 BW/IP Inc.......................................................   925      15
 Case Corp.......................................................   600      23
 Caterpillar, Inc................................................ 2,150     121
 CBI Industries, Inc.............................................   400      12
 Cooper Industries, Inc..........................................   300      10
 Deere & Co...................................................... 1,100      98
 Foster Wheeler Corp.............................................   700      26
 Ingersoll-Rand Co............................................... 2,000      71
 Kennametal, Inc................................................. 1,200      37
 Trinity Industries, Inc......................................... 1,000      30
 York International Corp.........................................   750      33
                                                                         ------
                                                                            476
-------------------------------------------------------------------------------
CHEMICALS (4.7%)
 Air Products & Chemical, Inc.................................... 1,450      75
 Dow Chemical Co.................................................   800      55
 Du Pont (E.I.) de Nemours & Co..................................   900      56
 Grace (W.R.) & Co...............................................   800      45
 Morton International, Inc.......................................   575      18
                                                                         ------
                                                                            249
-------------------------------------------------------------------------------
CONSUMER DURABLES (5.5%)
 Black & Decker Corp.............................................   800      27
 Chrysler Corp................................................... 1,000      52
 Echlin, Inc..................................................... 1,800      64
 Exide Corp......................................................   850      37

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                  SHARES (000)+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 CONSUMER DURABLES--(CONTINUED)
  General Motors Corp............................................ 1,550  $   68
  Maytag Corp.................................................... 2,500      48
                                                                         ------
                                                                            296
-------------------------------------------------------------------------------
 ELECTRONICS (3.9%)
  Emerson Electric Co. ..........................................   900      64
  General Electric Co. ..........................................   600      38
  General Signal Corp. .......................................... 1,700      54
  Grainger (W.W.), Inc. .........................................   800      50
                                                                         ------
                                                                            206
-------------------------------------------------------------------------------
 ENERGY (5.4%)
  Coastal Corp................................................... 1,750      57
  Diamond Shamrock, Inc. ........................................ 2,300      59
  Dresser Industries, Inc. ...................................... 1,800      37
 *Ensco International, Inc. ..................................... 2,100      35
  Halliburton Co................................................. 1,450      60
  McDermott (J. Ray) S.A. ....................................... 1,900      29
  Tidewater, Inc.................................................   400      11
                                                                         ------
                                                                            288
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (6.7%)
  Allstate Corp.................................................. 1,500      55
  American International Group, Inc..............................   750      63
  Comerica, Inc.................................................. 1,300      44
  General RE Corp. ..............................................   450      65
  National City Corp............................................. 1,925      59
  Norwest Corp. ................................................. 2,500      74
                                                                         ------
                                                                            360
-------------------------------------------------------------------------------
 METALS (4.7%)
 *Alumax, Inc. .................................................. 1,400      41
 *Bethlehem Steel Corp. ......................................... 3,200      42
  Inco Ltd....................................................... 1,500      52
  Newmont Mining Corp. ..........................................   550      21
  Reynolds Metals Co............................................. 1,100      55
  USX-U.S. Steel Group........................................... 1,250      37
                                                                         ------
                                                                            248
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                  SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
MULTI-INDUSTRY (1.8%)
 Minnesota Mining & Manufacturing Co............................. 1,350  $   77
 Service Corp. International.....................................   450      18
                                                                         ------
                                                                             95
-------------------------------------------------------------------------------
TECHNOLOGY (4.8%)
 AMP, Inc........................................................ 1,850      73
 Intel Corp...................................................... 1,200      84
 Texas Instruments, Inc.......................................... 1,150      78
 Thomas & Betts Corp.............................................   350      23
                                                                         ------
                                                                            258
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.2%)
 AT&T Corp....................................................... 1,700     109
 GTE Corp........................................................   250      10
                                                                         ------
                                                                            119
-------------------------------------------------------------------------------
TRANSPORTATION (1.1%)
 Burlington Northern, Inc........................................   200      17
 CSX Corp........................................................   500      42
                                                                         ------
                                                                             59
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $2,784)................................         2,941
-------------------------------------------------------------------------------
                                                                   FACE
                                                                  AMOUNT
                                                                  (000)
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (37.4%)
-------------------------------------------------------------------------------
U.S. TREASURY BONDS (17.0%)
 7.50%, 11/15/16.................................................  $445     501
 10.375%, 11/15/12...............................................   300     403
                                                                         ------
                                                                            904
-------------------------------------------------------------------------------
U.S. TREASURY NOTES (20.4%)
 6.125%, 7/31/96.................................................   100     100
 6.125%, 5/31/97.................................................   600     604
 6.25%, 2/15/03..................................................   100     102

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                    FACE
                                                                   AMOUNT VALUE
                                                                   (000)  (000)+
---------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--(CONTINUED)
---------------------------------------------------------------------------------
U.S. TREASURY NOTES--(CONTINUED)
 6.375%, 8/15/02..................................................  $200  $  205
 6.50%, 9/30/96...................................................    50      51
 8.00%, 8/15/99...................................................    25      27
                                                                          ------
                                                                           1,089
---------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $1,900)....................         1,993
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.7%)
---------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.7%)
  J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
  11/1/95, to be repurchased at $198, collateralized by $175 U.S.
  Treasury Bonds, 7.50%, due 11/15/16, valued at $202 (COST $198).   198     198
---------------------------------------------------------------------------------
TOTAL INVESTMENTS (96.2%) (COST $4,882)...........................         5,132
---------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (3.8%)
---------------------------------------------------------------------------------
 Cash.............................................................           162
 Interest Receivable..............................................            52
 Receivable for Investments Sold..................................            13
 Receivable due from Investment Adviser...........................             6
 Dividends Receivable.............................................             4
 Other Assets.....................................................             1
 Payable for Investments Purchased................................           (11)
 Payable for Administrative Fees..................................            (6)
 Payable for Directors' Fees......................................            (1)
 Other Liabilities................................................           (18)
                                                                          ------
                                                                             202
---------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 474,565 outstanding $ .001 par value Institutional
  Class shares (authorized 25,000,000 shares).....................        $5,334
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE..........        $11.24
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

+ See Note A to Financial Statements
* Non-Income Producing Security

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                         VALUE
                                                                  SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS (91.2%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.2%)
 Sundstrand Corp.................................................   350  $   21
 United Technologies Corp........................................   650      58
                                                                         ------
                                                                             79
-------------------------------------------------------------------------------
BASIC RESOURCES (5.1%)
 Cyprus Amax Minerals Co......................................... 1,750      46
 IMC Global, Inc.................................................   525      37
 Weyerhaeuser Co.................................................   950      42
                                                                         ------
                                                                            125
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (16.0%)
 BW/IP Inc.......................................................   225       4
 Case Corp.......................................................   300      11
 Caterpillar, Inc................................................ 2,025     114
 CBI Industries, Inc.............................................   125       4
 Cooper Industries, Inc..........................................    50       2
 Deere & Co...................................................... 1,100      98
 Foster Wheeler Corp.............................................   300      11
 Ingersoll-Rand Co............................................... 1,750      62
 Kennametal, Inc................................................. 1,100      34
 Trinity Industries, Inc.........................................   625      19
 York International Corp.........................................   800      35
                                                                         ------
                                                                            394
-------------------------------------------------------------------------------
CHEMICALS (8.1%)
 Air Products & Chemical, Inc.................................... 1,650      85
 Dow Chemical Co.................................................   600      41
 Du Pont (E.I.) de Nemours & Co..................................   900      56
 Grace (W.R.) & Co...............................................   225      13
 Morton International, Inc.......................................   175       5
                                                                         ------
                                                                            200
-------------------------------------------------------------------------------
CONSUMER DURABLES (11.2%)
 Black & Decker Corp............................................. 1,000      34
 Chrysler Corp...................................................   425      22
 Eaton Corp......................................................   800      41
 Echlin, Inc..................................................... 1,600      57
 Exide Corp......................................................   750      33

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                  SHARES (000)+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 CONSUMER DURABLES--(CONTINUED)
  General Motors Corp............................................ 1,175  $   51
  Maytag Corp.................................................... 2,000      38
                                                                         ------
                                                                            276
-------------------------------------------------------------------------------
 ELECTRONICS (6.1%)
  Emerson Electric Co............................................   850      61
  General Electric Co............................................   175      11
  General Signal Corp............................................ 1,500      48
  Grainger (W.W.) Inc............................................   500      31
                                                                         ------
                                                                            151
-------------------------------------------------------------------------------
 ENERGY (8.9%)
  Coastal Corp................................................... 1,475      48
  Diamond Shamrock, Inc.......................................... 1,900      49
  Dresser Industries, Inc........................................ 1,325      27
 *Ensco International, Inc....................................... 1,400      24
  Halliburton Co.................................................   575      24
  McDermott (J. Ray) S.A......................................... 1,600      24
  Tidewater, Inc.................................................   900      24
                                                                         ------
                                                                            220
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (12.8%)
  Allstate Corp..................................................   900      33
  American International Group, Inc..............................   800      67
  Comerica, Inc..................................................   375      12
  General RE Corp................................................   475      69
  Integra Financial Corp.........................................   700      41
  National City Corp.............................................   675      21
  Norwest Corp................................................... 2,450      72
                                                                         ------
                                                                            315
-------------------------------------------------------------------------------
 METALS (6.9%)
 *Alumax, Inc. ..................................................   975      29
 *Bethlehem Steel Corp. ......................................... 3,100      41
  Inco Ltd.......................................................   500      17
  Newmont Mining Corp............................................   200       8

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                  SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
METALS--(CONTINUED)
 Reynolds Metals Co..............................................   900  $   45
 USX-U.S. Steel Group............................................   975      29
                                                                         ------
                                                                            169
-------------------------------------------------------------------------------
MULTI-INDUSTRY (2.4%)
 Minnesota Mining & Manufacturing Co.............................   925      53
 Service Corp. International.....................................   150       6
                                                                         ------
                                                                             59
-------------------------------------------------------------------------------
TECHNOLOGY (6.3%)
 AMP, Inc........................................................ 1,100      43
 Intel Corp......................................................   400      28
 Texas Instruments, Inc..........................................   400      27
 Thomas & Betts Corp.............................................   900      58
                                                                         ------
                                                                            156
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.5%)
 AT&T Corp.......................................................   925      59
 GTE Corp........................................................    50       2
                                                                         ------
                                                                             61
-------------------------------------------------------------------------------
TRANSPORTATION (1.7%)
 Burlington Northern, Inc........................................   325      27
 CSX Corp........................................................   175      15
                                                                         ------
                                                                             42
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $2,231)................................         2,247
-------------------------------------------------------------------------------
                                                                   FACE
                                                                  AMOUNT
                                                                  (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (9.4%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (9.4%)
 J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
 11/1/95, to be repurchased at $231, collateralized by $204 U.S.
 Treasury Bonds, 7.50%, due 11/15/16, valued at $236 (COST $231)   $231     231
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%) (COST $2,462).........................         2,478
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                        VALUE
                                                                        (000)+
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
-------------------------------------------------------------------------------
 Cash.................................................................. $    1
 Receivable due from Investment Adviser................................      9
 Receivable for Investments Sold.......................................      3
 Dividends Receivable..................................................      3
 Other Assets..........................................................      1
 Payable for Investments Purchased.....................................     (9)
 Payable for Administrative Fees.......................................     (5)
 Payable for Directors' Fees...........................................     (1)
 Other Liabilities.....................................................    (16)
                                                                        ------
                                                                           (14)
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 211,520 outstanding $.001 par value Institutional Class shares
  (authorized 25,000,000 shares)....................................... $2,464
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE............... $11.65
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+ See Note A to Financial Statements
* Non-Income Producing Security

    The accompanying notes are an integral part of the financial statements.

NWQ PORTFOLIOS
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 1995

                                                       NWQ             NWQ
                                                    BALANCED       VALUE EQUITY
(In Thousands)                                      PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends........................................    $ 30             $ 13
 Interest.........................................      89                5
-------------------------------------------------------------------------------
  Total Income....................................     119               18
-------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees................................ $  20            $ 5
  Less: Fees Waived.........................   (20)    --      (5)      --
                                             -----            ---
 Administrative Fees--Note C......................      48               44
 Audit Fees.......................................      12               12
 Printing Fees....................................       9                9
 Custodian Fees...................................       6                4
 Registration and Filing Fees.....................       5                5
 Directors' Fees--Note F..........................       2                2
 Legal Fees.......................................     --                 2
 Other Expenses...................................     --                 1
 Expenses Assumed by the Adviser--Note B..........     (53)             (70)
-------------------------------------------------------------------------------
  Total Expenses..................................      29                9
 Expense Offset--Note A ..........................      (1)              (2)
-------------------------------------------------------------------------------
  Net Expenses....................................      28                7
-------------------------------------------------------------------------------
NET INVESTMENT INCOME.............................      91               11
-------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS..................      30                3
NET CHANGE IN UNREALIZED APPRECIATION ON INVEST-
 MENTS............................................     268               17
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS ..........................     298               20
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERA-
 TIONS............................................    $389             $ 31
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                               AUGUST 2, 1994*
                                                      TO           YEAR ENDED
(In Thousands)                                 OCTOBER 31, 1994 OCTOBER 31, 1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.......................       $    9           $   91
 Net Realized Gain...........................            1               30
 Net Change in Unrealized Appreciation (De-
  preciation)................................          (18)             268
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Re-
   sulting From Operations...................           (8)             389
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.......................           (4)             (80)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.............................        1,618            6,275
   --In Lieu of Cash Distributions...........            4               80
 Redeemed....................................          (26)          (2,914)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transac-
   tions.....................................        1,596            3,441
--------------------------------------------------------------------------------
 Total Increase..............................        1,584            3,750
Net Assets:
 Beginning of Period.........................          --             1,584
--------------------------------------------------------------------------------
 End of Period (2)...........................       $1,584           $5,334
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued...............................          163              578
 In Lieu of Cash Distributions...............            1                8
 Redeemed....................................           (3)            (272)
--------------------------------------------------------------------------------
                                                       161              314
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital.............................       $1,596           $5,037
 Undistributed Net Investment Income.........            5               16
 Accumulated Net Realized Gain...............            1               31
 Unrealized Appreciation (Depreciation)......          (18)             250
--------------------------------------------------------------------------------
                                                    $1,584           $5,334
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                            SEPTEMBER 21, 1994*
                                                    TO             YEAR ENDED
(In Thousands)                               OCTOBER 31, 1994   OCTOBER 31, 1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income....................          --               $   11
 Net Realized Gain........................          --                    3
 Net Change in Unrealized Appreciation
  (Depreciation)..........................         $ (1)                 17
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations..............           (1)                 31
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income....................          --                   (7)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular..........................          254               2,266
   --In Lieu of Cash Distributions........          --                    7
 Redeemed.................................          --                  (86)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transac-
   tions..................................          254               2,187
--------------------------------------------------------------------------------
 Total Increase...........................          253               2,211
Net Assets:
 Beginning of Period......................          --                  253
--------------------------------------------------------------------------------
 End of Period (2)........................         $253              $2,464
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued............................           25                 193
 In Lieu of Cash Distributions............          --                    1
 Redeemed.................................          --                   (7)
--------------------------------------------------------------------------------
                                                     25                 187
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital..........................         $254              $2,441
 Undistributed Net Investment Income......          --                    4
 Accumulated Net Realized Gain............          --                    3
 Unrealized Appreciation (Depreciation)...           (1)                 16
--------------------------------------------------------------------------------
                                                   $253              $2,464
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               AUGUST 2, 1994**
                                                      TO           YEAR ENDED
                                               OCTOBER 31, 1994 OCTOBER 31, 1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........       $10.00           $ 9.84
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income+......................         0.06             0.32
 Net Realized and Unrealized Gain (Loss).....        (0.19)            1.40
--------------------------------------------------------------------------------
  Total from Investment Operations...........        (0.13)            1.72
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.......................        (0.03)           (0.32)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............       $ 9.84           $11.24
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN++...............................        (1.30)%          17.80%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)........       $1,584           $5,334
Ratio of Expenses to Average Net Assets+.....         1.00%*           1.04%#
Ratio of Net Investment Income to Average Net
 Assets+.....................................         3.59%*           3.30%
Portfolio Turnover Rate......................            1%              31%
--------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations
 + Net of voluntarily waived fees and expenses assumed by the Adviser of $.21 and $.26 per share for the period ended October 31, 1994 and the year ended October 31, 1995, respectively.
++ Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods indicated.
 # The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 1.00% for the year ended October 31, 1995

   The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           SEPTEMBER 21, 1994**
                                                    TO             YEAR ENDED
                                             OCTOBER 31, 1994   OCTOBER 31, 1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....         $10.00             $ 9.98
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income+..................           0.01               0.12
 Net Realized and Unrealized Gain (Loss).          (0.03)              1.65##
--------------------------------------------------------------------------------
  Total from Investment Operations.......          (0.02)              1.77
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...................            --               (0.10)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........         $ 9.98             $11.65
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN++...........................          (0.20)%            17.84%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)....         $  253             $2,464
Ratio of Expenses to Average Net Assets+.           1.00%*             1.21%#
Ratio of Net Investment Income to Average
 Net Assets+.............................           1.36%*             1.39%
Portfolio Turnover Rate..................              0%                 4%
--------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations
 + Net of voluntarily waived fees and expenses assumed by the Adviser of $1.06 and $.82 per share for the period ended October 31, 1994, and the year ended October 31, 1995, respectively.
++ Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods indicated.
 # The Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 1.00% for the year ended October 31, 1995.
## The amount shown for the year ended October 31, 1995 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the portfolio.

   The accompanying notes are an integral part of the financial statements.

                                NWQ PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc., formerly known as The Regis Fund, Inc. and UAM Funds Trust, formerly known as The Regis Fund II (collectively the "UAM Funds") were organized on October 11, 1988 and May 18, 1994, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The NWQ Balanced Portfolio and NWQ Value Equity Portfolio (the "Portfolios"), which are portfolios of UAM Funds, Inc., began operations on August 2, 1994 and September 21, 1994, respectively. The NWQ Balanced and NWQ Value Equity Portfolios are authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares. No shares of the Portfolios' Institutional Service Class have been issued as of the date of this report. At October 31, 1995, the UAM Funds were comprised of thirty-four active portfolios. The financial statements of the remaining portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolios in the preparation of their financial statements.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at the mean of the current bid and asked prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less, at time of purchase, are valued at amortized cost, if it approximates market value.

  The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  At October 31, 1995, cost and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:

                                                                        NET
                                    COST  APPRECIATION DEPRECIATION APPRECIATION
   NWQ PORTFOLIOS                  (000)     (000)        (000)        (000)
   --------------                  ------ ------------ ------------ ------------
   Balanced....................... $4,882     $339         $(89)        $250
   Value Equity...................  2,462      103          (87)          16

  3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the

                                NWQ PORTFOLIOS

  Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Any distributions from net investment income are declared and paid quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for each Portfolio have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES. Under the terms of an Investment Advisory Agreement, NWQ Investment Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation (UAM), provides investment advisory services to the Portfolios at a fee calculated at an annual rate of 0.70% of each Portfolio's average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and/or assume certain expenses, if necessary, if the annual operating expenses, after the effect of expense offset arrangements, of each portfolio exceeds 1% of average daily net assets until February 28, 1996.

C. ADMINISTRATIVE SERVICES. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ("CGFSC") (the "Administrator"), formerly Mutual Funds Service Company ("MFSC"), provides administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month upon inception of a portfolio to $70,000 annually after two years. In addition, the Portfolio is charged certain out of pocket expenses by the Administrator. Prior to September 1, 1995, MFSC was an affiliate of the United States Trust Company of New York and provided administrative services to the UAM Funds under the same terms, conditions and fees as stated above.

                                NWQ PORTFOLIOS

D. DISTRIBUTION SERVICES. UAM Fund Distributors, Inc. (the "Distributor"), formerly known as RFI Distributors (a division of Regis Retirement Plan Services, Inc.), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

E. PURCHASES AND SALES. During the year ended October 31, 1995, purchases and sales of investment securities other than U.S. Government and short-term securities were:

                                                                 PURCHASES SALES
   NWQ PORTFOLIOS                                                  (000)   (000)
   --------------                                                --------- -----
   Balanced.....................................................  $2,165    $88
   Value Equity.................................................   2,022     30

Purchases and sales of long-term U.S. Government securities totaled $2,232,000 and $714,000, respectively, for NWQ Balanced Portfolio. There were no purchases or sales of U.S. Government securities for NWQ Value Equity Portfolio.

F. DIRECTORS' FEES. Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of the UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

G. LINE OF CREDIT. The NWQ Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of portfolio shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on their average daily unused portion of the line of credit. During the period ended October 31, 1995, there were no borrowings under the agreement.

H. OTHER. At October 31, 1995, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                           NO. OF
     NWQ PORTFOLIOS                                     SHAREHOLDERS % OWNERSHIP
     --------------                                     ------------ -----------
     Balanced..........................................       3         83.5%
     Value Equity......................................       2         74.7%

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
NWQ Balanced Portfolio
NWQ Equity Portfolio

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NWQ Balanced Portfolio and the NWQ Value Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 14, 1995


-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

For the period ended October 31, 1995, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 24.8% and 100%, respectively, for NWQ Balanced Portfolio and NWQ Value Equity Portfolio.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                                TS&W PORTFOLIOS

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                         William A. Humenuk
Director, President                      Director
and Chairman
                                         Peter M. Whitman, Jr.
Mary Rudie Barneby                       Director
Director and
Executive Vice President                 William H. Park
                                         Vice President and
John T. Bennett, Jr.                     Assistant Treasurer
Director
                                         Karl O. Hartmann
J. Edward Day                            Secretary
Director
                                         Robert R. Flaherty
Philip D. English                        Treasurer
Director

Harvey M. Rosen
Assistant Secretary

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Thompson, Siegel & Walmsley, Inc.
 5000 Monument Avenue
 Richmond, VA 23230-0883

-------------------------------------------------------------------------------

ADMINISTRATOR
 The Chase Manhattan Bank, N.A.
 73 Tremont Street, Boston, MA 02108-3913

-------------------------------------------------------------------------------

CUSTODIAN
 Morgan Guaranty Trust Company of New York
 60 Wall Street, New York, NY 10260

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 One International Place, 44th Floor Boston, MA 02110

-------------------------------------------------------------------------------


This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                                   UAM FUNDS

                                     TS&W
                                  PORTFOLIOS

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1995

UAM FUNDS                                                        TS&W PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Statement of Net Assets
  Equity....................................................................   9
  Fixed Income..............................................................  13
  International Equity......................................................  16
Statements of Operations....................................................  22
Statement of Changes in Net Assets
  Equity....................................................................  23
  Fixed Income..............................................................  24
  International Equity......................................................  25
Financial Highlights
  Equity....................................................................  26
  Fixed Income..............................................................  27
  International Equity......................................................  28
Notes to Financial Statements...............................................  29
Report of Independent Accountants...........................................  34

--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the fiscal year ended October 31, 1995 on the UAM Funds Portfolios managed by Thompson, Siegel & Walmsley, Inc. (TS&W).

The TS&W Equity, Fixed Income and International Equity Portfolios have continued to grow since our last report of April 30, 1995. The Equity Portfolio's total net asset value on October 31, 1995 was $60,351,513, the Fixed Income Portfolio's total net asset value was $46,676,751 and the International Equity Portfolio was valued at $77,553,107.

Participants in these Portfolios include the TS&W retirement plans, existing TS&W clients, and others seeking investment management direction from TS&W. We encourage many of our clients to pursue a balanced investment approach, utilizing a combination of these Portfolios to help achieve their specific investment objectives.

The Portfolios are managed by the TS&W team of investment professionals utilizing the same investment philosophy and decision making process which has been in place at our firm for over two decades. We pursue a conservative approach that emphasizes relative values in the selection of securities. We stress quality securities and a diversified approach in structuring portfolios.

Our decision making process focuses on top-down economic analysis; fundamental analysis of economic sectors, industries, and companies; and an analysis of absolute and relative values in the market. Our long-term goal is to achieve above-average results at below-average levels of risk over a complete economic or market cycle.

                             TS&W EQUITY PORTFOLIO

The TS&W Equity Portfolio had total net assets of $60,351,513 on October 31, 1995 with $54,157,947 (89.7% of total net assets) invested in common and preferred stocks, and the remainder in cash reserves. For the fiscal year ended October 31, 1995, the TS&W Equity Portfolio returned 14.32% versus the S&P 500 Index return of 26.41% and the Morningstar Growth & Income Composite Average of 20.83%. This underperformance relative to the S&P 500 Index comes on the heels of two years of achieving above S&P 500 Index returns.

The combination of moderating economic growth and falling inflationary expectations have provided the underpinnings for a very exciting period for financial assets. This has been reflected in the 1995 returns of the stock market with the S&P 500 Index up 29.27% on a total return basis through October. To put this in perspective, the 1926 to 1994 long-term average annual total return for stocks is 10.2% as measured by the S&P 500 Index. It is in the context of this euphoria that long-term objectives are often overlooked as investors reach for excess returns at the expense of risk profiles. We have found that the best level of long-term returns, especially when volatility of return is included in the calculation, frequently goes to the investors who protect principal in risky market environments. Underperforming in the explosive periods, like the last twelve months, is the price one must pay to earn above-average returns over the complete cycle at below-average risk. TS&W has been successful from a long-term perspective in providing strong returns for our clients without subjecting them to the level of risk inherent in the latter stages of a market cycle. We typically will underperform in the late stages of an economic or market cycle, such as today and in 1988 and 1989. Because we tend to move the Portfolio to a more defensive posture late in the cycle, we historically have outperformed in the inevitable down period of the cycle, which in the past has caused our longer-term results to move above the market.

The Portfolio has produced good absolute returns during the last twelve months with a return of 14.32%. Our results have trailed the extraordinary returns provided by the S&P 500 Index during this period primarily due to our moderate cash reserve position, our underweighted position in technology stocks as well as our increased allocation to defensive stocks. While the technology sector has been a source of exciting returns over the past year, our work indicates this sector's valuations are out of line with earnings. We believe technology's relative market value has increased far in excess of its rise in relative earnings. As a value investor, this a sector of the market that TS&W will not participate in to any major degree.

Given the fact that historical stock returns, as measured by the S&P 500 Index, have been 10.2% per year, this has been a very unusual period. The last down year of the market was 1990, and the market has not experienced a decline of 10% or more since then. Because of the extended nature of this cycle, and the overvalued condition of stocks in general, we believe the risk of a major correction has increased.

Given this increased risk, we have increased the Portfolio's defensive nature, primarily through focusing on stocks which provide higher levels of current income and by emphasizing more stable sectors of the economy. Among the stocks added to the Portfolio during the quarter were Chevron and GTE Corp. which offer current dividend yields of 4.1% and 4.8%, respectively. Along with the increased emphasis on energy and utility stocks, we continue to increase our exposure to consumer non-durable stocks such as CPC Intl. which exhibit a more stable pattern of earnings growth.

The high levels of return and low levels of volatility which have characterized the stock market over the last few years represent an extraordinary period in market history. As risk continues to grow in the market, TS&W will continue to practice the conservative, value-based disciplines which have provided our clients with good levels of returns at a low level of risk relative to the market.

                          TS&W FIXED INCOME PORTFOLIO

The TS&W Fixed Income Portfolio had total net assets of $46,676,751 on October 31, 1995. In the latest quarter ended October 31, 1995, the TS&W Fixed Income Portfolio return was 3.47% versus 3.81% for the Lehman Brothers Government/Corporate Index (the "Index"). For the period between November 1, 1994 and October 31, 1995, the Portfolio returned 14.73% versus the Index return of 16.16%.

Long-term bond yields declined from 7.9% at the beginning of 1995 to 6.3% as of October 31, 1995. By comparison, three-month U.S. Treasury Bill rates dropped from 5.8% to 5.5%, and ten-year U.S. Treasury rates declined to 6.0% from 7.8% during the same period. The decline in rates added 9.4% to the principal return of the Index for the twelve months ended October 31, 1995.

The three principal reasons for the decline in U.S. rates this year have been a slowing economy, subdued inflation, and optimism surrounding the apparent commitment of Congress to balancing the budget. Of these three influences, the primary factor has been the rapid deceleration in economic activity from the torrid pace during the fourth quarter of 1994. While this slowing has been most visible in the interest rate sensitive sectors, housing and autos, the retail and manufacturing sectors have also experienced reduced activity. Each sector has been negatively impacted by the higher rate environment engineered by the Federal Reserve during its aggressive tightening begun in early 1994.

Inflation, historically caused by rising unit labor costs and commodity price increases, has not been a significant component of the current business expansion as it has in past expansions. This is in large measure due to corporate re-engineering, productivity gains restraining unit labor cost increases, and the inability of corporate America to pass through higher commodity prices. Bonds are attractive investment alternatives when inflation is low because purchasing power does not suffer.

The final reason for the rate decline is the progress made towards a balanced budget. Current negotiations, consisting of more definitive concessions and cutbacks than past balancing efforts, nurture optimism about a fiscally responsible government. A balanced budget is important because the supply of Government bonds would decrease and capital could be deployed to more economic ventures. Currently our government must borrow to offset the budget deficit it is running.

Our strategy over this period has been to emphasize high quality intermediate maturities. While we have been consistent in this structure for the balance of the past year we have also incorporated tactical investing in 30 year issues. This tactical investing has centered on investing in longer-dated U.S. Treasury issues to enhance Portfolio performance. The Portfolio maturity was extended in November, 1994 by increasing our weighting in long bonds to 15%. This position was reduced from a high of 16.4% as of April 30, 1995 to a low of 11.8% at the end of June, 1995. The long bond position was raised in August at yields of 7.0% and as of October 31, 1995 represented 15.9% of Portfolio assets.

The Portfolio, as of October 31, 1995, was composed of 73.8% U.S. Treasury issues, 15.2% corporate bonds, 0.9% overnight funds, 4.1% Yankee bonds, and 6.0% mortgage-related securities. Our commitments to the mortgage sector increased in September. Mortgages represent an attractive area of the market, and we may continue to increase our weighting in this sector over the next two quarters. The rating of the Portfolio is AGENCY--an average rating just below that of an all Treasury Portfolio. The Portfolio duration was 4.7 years versus
5.1 years for the Index.

Our expectations are for a modest economic rebound in the fourth calendar quarter of 1995. Simultaneously, we view the threat of a meaningful increase in inflation to be remote. This view is based on continuing productivity gains, benign unit labor cost increases, a reduction in commodity price pressures, and a meaningful resolution of the budget impasse.

                      TS&W INTERNATIONAL EQUITY PORTFOLIO

The TS&W International Equity Portfolio had total net assets of $77,553,107 on October 31, 1995. The Portfolio's total return declined 1.11% for the fiscal year ended October 31, 1995. The Morgan Stanley Capital International EAFE Index ("EAFE"), our benchmark index, was down 0.37% during this period.

The latter part of our fiscal year end was an unusual period. A stronger dollar, particularly against the yen, negatively impacted EAFE. This period was also characterized by increased worries of economic slowdown in the so-called hard currency countries of Continental Europe. Cyclical stocks were sold off on fears that profits had peaked and that the global economy was easing. European pharmaceuticals, with their more stable earnings streams, were the strongest performers in this environment.

For the full fiscal year healthcare, technology and re-insurance stocks have been the best performers. Growth has been sought by investors and where scarce, particularly in Europe, has been spectacularly bid up by investors.

The insurance stocks strengthened thanks to a strong bond market, firmer pricing after the slew of natural disasters in the previous 18 months, and the further consolidation of the industry.

The two foreign stock markets with large exposures to health, technology and insurance, Switzerland and Sweden, have substantially outperformed the other markets. The Portfolio has averaged a double weighting in these two markets.

As the single largest financial market outside the U.S. and approximately 40% of EAFE, Japan has an enormous impact on aggregate international return figures. Because Japan suffered an 8% decline in local currency over the last twelve months, it has been a drag on EAFE's return. However, the combination of fiscal policy initiatives by the government and accommodative monetary policy by the Bank of Japan have measurably improved market sentiment. Although the market has been roughly flat over the last three months, we believe Japan will eventually benefit from recent policy initiatives in concert with the changing dynamics of its economy. Japanese companies are restructuring their operations, and the stocks of many leading export-oriented Japanese manufacturers sell at considerable discounts to their international counterparts. As a result, we have recently increased our exposure to this market, partially through additional investment in some of the world's strongest electronics manufacturers such as Hitachi and Canon.

Europe has been very narrowly focused on growth sectors. We have avoided chasing many of the growth stocks there due to abnormally rich valuations. An extended economic cycle is our operating assumption, and we maintain weightings in late cyclical and service sectors.

Asia, excluding Japan, has been re-evaluated. The long-term secular growth characteristics are undeniably present, current difficulties notwithstanding. We are patiently building up exposure there because this is still the greatest area of sustainable, rapid growth. Infrastructurally-oriented companies are the preponderant investment in this region.

Wall Street has hit many record highs over the past year. The recent strength in the dollar will be beneficial to most foreign economies as it reduces the huge currency advantage U.S. firms have in competing throughout the world. The U.S. stock market's relative outperformance has been the just reward for tremendous corporate restructurings during the 1980s. We expect similar results from the companies abroad which have struggled to re-make themselves during the past few years of unprecedented dollar weakness and believe the outlook for improved international return is good. For a discussion of the risks associated with international investing, please see the Portfolio's prospectus.

CONCLUSION

In summary, while we continue to be constructive on the economic outlook, we are concerned that the continued enthusiasm for stocks as well as expectations for corporate earnings have created a more risky environment. Slower economic growth will certainly produce earnings disappointments which to date have been greeted very unfavorably by the market. Short-term interest rates appear to be higher than necessary given the structure of interest rates and the condition of the economy. Our guess is that they are being held artificially high as a means of shoring up the dollar, and providing a boost to Japan in a period of financial and economic turmoil. Meanwhile the monetary aggregates appear to be increasing, and the outlook for the economy is good for the next several quarters. The consumer appears overextended, and at some point a more pronounced slowdown in consumer spending, together with weaker exports, may bring this cycle to its conclusion. With 1996 as an election year, it is likely that the Federal Reserve will maintain a neutral to expansionary posture, perhaps prolonging the recovery beyond its natural limits and increasing the risk of a resurgence in cyclical inflation factors. Given these economic cross-currents, together with unusually high market returns and fully valued markets, a cautious approach is warranted. In spite of recent dollar strength, we continue to believe that foreign markets hold more promise, and should provide good relative performance in coming months.

Respectfully submitted,

/s/ Matthew G. Thompson, CFA

Matthew G. Thompson, CFA
Managing Director

/s/ John T. Siegel, CFA

John T. Siegel, CFA
Managing Director

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------


        COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN THE
                             TS&W EQUITY PORTFOLIO
                AND THE STANDARD & POOR'S 500 INDEX (S&P 500).

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN            1              SINCE
FOR PERIOD ENDED OCTOBER 31, 1995      YEAR           7/1/92*
TS&W EQUITY PORTFOLIO                  14.32%         9.29%**
S&P 500 INDEX                          26.41%         13.11%

--------------------------------------------------------------------------------


                             [GRAPH APPEARS HERE]


                             TS&W                S&P
                             EQUITY              500
                             PORTFOLIO+          INDEX+
 7/17/92                     100,000             100,000
10/31/92                      96,701              99,450
10/31/93                     111,802             114,280
10/31/94                     117,191             118,691
10/31/95                     133,969             150,037


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
* Commencement of Operations.
**Total return of the Portfolio reflects fees waived and expenses assumed by the Advisor. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index

                      Definition of the Comparative Index
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 Utilities and 20 transportation needs.

Please note that one can not invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------


        COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN THE
                          TS&W FIXED INCOME PORTFOLIO
              AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN            1              SINCE
FOR PERIOD ENDED OCTOBER 31, 1995      YEAR           7/1/92*
TS&W FIXED INCOME PORTFOLIO            14.73%         6.31%**
LEHMAN BROTHERS GOVT/CORP. INDEX       16.16%         7.47%

--------------------------------------------------------------------------------


                             [GRAPH APPEARS HERE]


                             TS&W                LEHMAN BROTHERS
                             FIXED               GOVERNMENT/
                             INCOME              CORPORATE
                             PORTFOLIO+          INDEX+
 7/17/92                     100,000             100,000
10/31/92                     101,310             100,710
10/31/93                     112,771             114,440
10/31/94                     106,591             109,130
10/31/95                     122,312             126,765


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
* Commencement of Operations.
**Total return of the Portfolio reflects fees waived and expenses assumed by the Advisor. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
                      -----------------------------------

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are yankee bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.



Please note that one can not invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------


        COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN THE
                      TS&W INTERNATIONAL EQUITY PORTFOLIO
        AND THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN             1              SINCE
FOR PERIOD ENDED OCTOBER 31, 1995      YEAR           12/18/92*
TS&W INTERNATIONAL EQUITY PORTFOLIO    -1.11%         11.74%**
MSCI EAFE INDEX                        -0.37%         14.79%

--------------------------------------------------------------------------------


                             [GRAPH APPEARS HERE]


                             TS&W                MORGAN STANLEY
                             INTERNATIONAL       CAPITAL
                             EQUITY              INTERNATIONAL
                             PORTFOLIO+          EAFE INDEX+
12/19/92                     100,000             100,000
10/31/93                     125,400             135,810
10/31/94                     139,031             149,153
10/31/95                     137,493             148,598


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

* Commencement of Operations.

**Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.

+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities (net of withholding taxes) in the index.

                      Definition of the Comparative Index
                      -----------------------------------

The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.


Please note that one can not invest in an unmanaged index.

TS&W EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                         VALUE
                                                                 SHARES (000)+
-------------------------------------------------------------------------------
COMMON STOCKS (89.7%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.9%)
 Raytheon Co. .................................................. 12,910 $   563
-------------------------------------------------------------------------------
AUTOMOTIVE (1.3%)
 Ford Motor Corp. .............................................. 28,145     809
-------------------------------------------------------------------------------
BANKS (5.8%)
 BankAmerica Corp. ............................................. 20,950   1,205
 Crestar Financial Corp. ....................................... 10,795     615
 National City Corp. ........................................... 28,700     886
 NationsBank Corp. ............................................. 12,500     822
                                                                        -------
                                                                          3,528
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (6.0%)
 CPC International, Inc. ....................................... 13,470     894
 PepsiCo, Inc. ................................................. 28,625   1,510
 Procter & Gamble Co. .......................................... 15,300   1,239
                                                                        -------
                                                                          3,643
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (7.7%)
 Albany International Corp., Class A............................ 24,025     498
 BW/IP, Inc. ................................................... 36,295     590
 Caterpillar, Inc. ............................................. 16,900     949
 Deere & Co. ................................................... 11,055     988
 Goulds Pumps, Inc. ............................................ 11,975     284
 Keystone International, Inc. .................................. 26,935     599
 Trinity Industries, Inc. ...................................... 25,380     752
                                                                        -------
                                                                          4,660
-------------------------------------------------------------------------------
CHEMICALS (5.2%)
 Air Products & Chemical, Inc. ................................. 12,450     643
 Avery Dennison Corp. ..........................................  8,315     372
 Dow Chemical Co. .............................................. 19,320   1,326
 Nalco Chemical Co. ............................................ 27,340     820
                                                                        -------
                                                                          3,161
-------------------------------------------------------------------------------
CONSTRUCTION (1.6%)
 Masco Corp..................................................... 34,220     962
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                  SHARES (000)+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CONSUMER CYCLICAL (2.2%)
 Corning, Inc. .................................................. 50,800 $ 1,327
--------------------------------------------------------------------------------
ELECTRONICS (5.9%)
 Emerson Electric Co. ...........................................  7,050     502
 General Electric Co. ........................................... 20,090   1,271
 Hewlett-Packard Co. ............................................ 10,300     954
 Teledyne, Inc. ................................................. 33,900     843
                                                                         -------
                                                                           3,570
--------------------------------------------------------------------------------
ENERGY (12.7%)
 Amerada Hess Corp. ............................................. 17,450     787
 Chevron Corp. .................................................. 25,000   1,169
 Coastal Corp. .................................................. 19,170     621
 Dresser Industries, Inc. ....................................... 42,650     885
 Elf Aquitaine ADR............................................... 33,340   1,125
 Enron Corp. .................................................... 22,125     761
 Schlumberger Ltd. .............................................. 16,570   1,031
 Texaco, Inc. ................................................... 19,000   1,294
                                                                         -------
                                                                           7,673
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (1.6%)
 Eastman Kodak Co. .............................................. 15,360     962
--------------------------------------------------------------------------------
HEALTH CARE (6.9%)
 Bristol-Myers Squibb Co. ....................................... 18,175   1,386
 Columbia/HCA Healthcare Corp. .................................. 21,000   1,032
 Pfizer, Inc. ................................................... 10,700     614
 Schering-Plough Corp. .......................................... 20,740   1,112
                                                                         -------
                                                                           4,144
--------------------------------------------------------------------------------
HOME FURNISHINGS & APPLIANCES (1.6%)
 Sunbeam-Oster Co., Inc. ........................................ 61,180     918
--------------------------------------------------------------------------------
LODGING & RESTAURANTS (3.2%)
 Bob Evans Farm, Inc. ........................................... 53,250     959
 McDonald's Corp. ............................................... 22,930     940
                                                                         -------
                                                                           1,899
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                  SHARES (000)+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
METALS (2.1%)
 Reynolds Metals Co. ............................................ 24,405 $ 1,229
--------------------------------------------------------------------------------
PAPER & PACKAGING (2.4%)
 Crown Vantage, Inc. ............................................  1,521      30
 International Paper Co. ........................................ 25,000     925
 James River Corp. of Virginia................................... 15,212     489
                                                                         -------
                                                                           1,444
--------------------------------------------------------------------------------
RETAIL (4.3%)
 Circuit City Stores, Inc. ...................................... 18,625     622
 Dayton-Hudson Corp. ............................................ 14,500     997
 Kmart Corp. .................................................... 23,850     194
 Nordstrom, Inc. ................................................ 21,000     777
                                                                         -------
                                                                           2,590
--------------------------------------------------------------------------------
SERVICES (4.4%)
 Minnesota Mining & Manufacturing Co. ........................... 25,565   1,454
 WMX Technologies, Inc. ......................................... 43,320   1,218
                                                                         -------
                                                                           2,672
--------------------------------------------------------------------------------
TEXTILES & APPAREL (1.1%)
 Springs Industries, Inc., Class A............................... 15,275     655
--------------------------------------------------------------------------------
TRANSPORTATION (2.4%)
 Burlington Northern, Inc. ......................................  7,500     629
 Conrail, Inc. .................................................. 12,000     825
                                                                         -------
                                                                           1,454
--------------------------------------------------------------------------------
UTILITIES (10.4%)
 American Telephone & Telegraph Corp. ........................... 23,807   1,524
 Dominion Resources, Inc. ....................................... 37,250   1,481
 GTE Corp. ...................................................... 27,500   1,134
 Pacificorp...................................................... 62,600   1,182
 Southern Co. ................................................... 40,600     969
                                                                         -------
                                                                           6,290
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $47,384)...............................         54,153
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                        VALUE
                                                                SHARES (000)+
-------------------------------------------------------------------------------
PREFERRED STOCK (0.0%)
-------------------------------------------------------------------------------
MANUFACTURING (0.0%)
 Teledyne, Inc., $1.20 Series E (COST $5)......................    339 $     5
-------------------------------------------------------------------------------
                                                                 FACE
                                                                AMOUNT
SHORT-TERM INVESTMENT (10.3%)                                   (000)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (10.3%)
 J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
 11/1/95, to be repurchased at $6,193, collateralized by $4,046
 U.S. Treasury Bonds, 11.25%, due 2/15/15, valued at $6,317
 (COST $6,192)................................................. $6,192   6,192
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%) (COST $53,581)......................         60,350
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%)
-------------------------------------------------------------------------------
 Dividends Receivable..........................................             97
 Interest Receivable...........................................              1
 Other Assets..................................................             13
 Payable to Custodian Bank.....................................            (45)
 Payable for Investment Advisory Fees..........................            (39)
 Payable for Administrative Fees...............................             (7)
 Payable for Directors' Fees...................................             (1)
 Other Liabilities.............................................            (17)
                                                                       -------
                                                                             2
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 4,841,124 outstanding $.001 par value
  Institutional Class shares (authorized 25,000,000 shares)....        $60,352
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.......        $ 12.47
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+ See Note A to Financial Statements
ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                    FACE
                                                                   AMOUNT VALUE
                                                                   (000)  (000)+
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (72.6%)
--------------------------------------------------------------------------------
U.S. TREASURY BONDS (15.7%)
 7.125%, 2/15/23.................................................. 1,300   1,416
 8.125%, 8/15/19.................................................. 4,900   5,894
                                                                          ------
                                                                           7,310
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (56.9%)
 4.375%, 8/15/96.................................................. 1,250   1,239
 5.125%, 2/28/98.................................................. 1,500   1,482
 6.00%, 6/30/96................................................... 2,000   2,005
 6.25%, 2/15/03................................................... 2,300   2,340
 6.375%, 7/15/99-8/15/02.......................................... 5,240   5,357
 6.50%, 8/15/05...................................................    30      31
 7.125%, 2/29/00.................................................. 1,500   1,574
 7.25%, 8/15/04................................................... 2,300   2,491
 7.50%, 11/15/01-5/15/02.......................................... 3,550   3,849
 7.875%, 11/15/99................................................. 1,940   2,083
 8.00%, 5/15/01................................................... 1,750   1,925
 8.125%, 2/15/98.................................................. 1,000   1,052
 8.25%, 7/15/98................................................... 1,065   1,132
                                                                          ------
                                                                          26,560
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $32,395)...................        33,870
--------------------------------------------------------------------------------
AGENCY SECURITIES (5.9%)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 REMIC Class C 92-112 PAC, 7.00%, 3/25/16.........................   810     811
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 Various Pools:
  7.50%, 1/15/07..................................................     2       2
  7.50%, 12/15/22................................................. 1,915   1,941
  12.50%, 11/15/13................................................     7       8
--------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $2,760).............................         2,762
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                 FACE
                                                                AMOUNT  VALUE
                                                                (000)  (000)+
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (14.9%)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (5.8%)
 #CIT Group Holdings 5.75%, 5/2/97............................. $1,225 $ 1,225
 Countrywide Funding Corp. 8.25%, 7/15/02......................    810     875
 Fleet/Norstar Group 8.125%, 7/1/04............................    545     592
                                                                       -------
                                                                         2,692
-------------------------------------------------------------------------------
INDUSTRIAL (9.1%)
 #Ford Motor Credit Co. 5.80%, 5/20/97.........................  1,585   1,585
 #G.E. Capital Corp. 5.70%, 8/11/97............................  1,805   1,804
 General Motors Acceptance Corp. 7.625%, 2/15/97...............    875     891
                                                                       -------
                                                                         4,280
-------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS (COST $6,926)......................          6,972
-------------------------------------------------------------------------------
YANKEE BONDS (4.0%)
-------------------------------------------------------------------------------
 Quebec Province 8.80%, 4/15/03................................    855     960
 WestPac Banking Ltd. 9.125%, 8/15/01..........................    815     917
-------------------------------------------------------------------------------
TOTAL YANKEE BONDS (COST $1,853)...............................          1,877
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.9%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.9%)
 J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
 11/1/95 to be repurchased at $397, collateralized by $351 U.S.
 Treasury Bonds,
 7.50%, due 11/15/16, valued at $406 (COST $397)...............    397     397
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.3%) (COST $44,331).......................         45,878
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.7%)
-------------------------------------------------------------------------------
 Cash..........................................................              2
 Interest Receivable...........................................            833
 Other Assets..................................................             13
 Payable for Investment Advisory Fees..........................            (18)
 Payable for Administrative Fees...............................             (7)
 Payable for Dividends.........................................             (3)
 Payable for Custodian Fees....................................             (1)
 Payable for Directors' Fees...................................             (1)
 Other Liabilities.............................................            (19)
                                                                       -------
                                                                           799
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                        (000)+
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 4,480,097 outstanding $.001 par value Institutional
  Class shares (authorized 25,000,000 shares).....................      $46,677
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE..........      $ 10.42
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+See Note A to Financial Statements
#Variable/Floating rate security--rate disclosed is as of October 31, 1995 PACPlanned Amortization Class
REMICReal Estate Mortgage Investment Conduit

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                         VALUE
                                                                SHARES  (000)+
-------------------------------------------------------------------------------
COMMON STOCKS (89.5%)
-------------------------------------------------------------------------------
AUSTRALIA (2.6%)
 Brambles Industries Ltd. ..................................... 106,000 $ 1,127
 Broken Hill Proprietary Co., Ltd. ............................  67,010     907
                                                                        -------
                                                                          2,034
-------------------------------------------------------------------------------
AUSTRIA (2.5%)
 Flughafen Wien AG.............................................  20,100   1,292
 Wienerberger Baustoffindustrie AG.............................   3,150     633
                                                                        -------
                                                                          1,925
-------------------------------------------------------------------------------
BRAZIL (1.0%)
 #Usiminas S.A. ADS............................................  84,000     798
-------------------------------------------------------------------------------
FRANCE (6.1%)
 Banque Paribas................................................  13,429     739
 Castorama Dubois..............................................   5,396     875
 Cie Generale des Eaux.........................................   7,156     665
 Elf Aquitaine.................................................  12,463     849
 Elf Aquitaine ADR.............................................   3,227     109
 PSA Peugeot...................................................   3,600     469
 Valeo S.A. ...................................................  22,000     994
                                                                        -------
                                                                          4,700
-------------------------------------------------------------------------------
GERMANY (5.8%)
 Bayerische Motoren Werke AG...................................   1,750     936
 Felten & Guilleaume...........................................   2,600     412
 Mannesmann AG.................................................   3,681   1,209
 #Tarkett AG...................................................  34,000     812
 Veba AG.......................................................  28,000   1,147
                                                                        -------
                                                                          4,516
-------------------------------------------------------------------------------
HONG KONG (3.5%)
 HSBC Holdings plc.............................................  81,996   1,193
 Hutchison Whampoa Ltd. ....................................... 135,000     744
 Swire Pacific Ltd., Class A................................... 100,000     750
                                                                        -------
                                                                          2,687
-------------------------------------------------------------------------------
INDIA (0.5%)
 #Oryx Fund Ltd. ..............................................  40,000     420
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                 SHARES  (000)+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
ISRAEL (0.7%)
 Scitex Corp. ..................................................  30,000 $   521
--------------------------------------------------------------------------------
JAPAN (22.2%)
 Canon, Inc. ...................................................  97,000   1,660
 Dai-Tokyo Fire & Marine Insurance Co., Ltd. ................... 178,000   1,143
 Hitachi Ltd. .................................................. 143,000   1,468
 Ito-Yokado Co., Ltd. ..........................................  17,000     929
 Japan Associated Finance Co., Ltd. ............................   6,000     584
 Kamigumi Co., Ltd. ............................................ 126,000   1,140
 *Kobe Steel Ltd. .............................................. 322,000     844
 Kyocera Corp. .................................................  19,000   1,557
 Mabuchi Motor Co., Ltd. .......................................  12,200     738
 Maezawa Kyuso Industries Co. ..................................  43,000     925
 Mitsubishi Heavy Industries Ltd. .............................. 198,000   1,527
 Mitsui & Co. Ltd. ............................................. 176,000   1,401
 Murata Manufacturing Co., Ltd. ................................  25,718     903
 Nippondenso Co., Ltd. .........................................  52,000     951
 Nomura Securities Co., Ltd. ...................................  80,000   1,463
                                                                         -------
                                                                          17,233
--------------------------------------------------------------------------------
KOREA (1.9%)
 Korea Electric Power Corp. ADR.................................  60,000   1,485
 *L.G. Chemical Ltd. ...........................................   1,061      25
                                                                         -------
                                                                           1,510
--------------------------------------------------------------------------------
MALAYSIA (1.8%)
 Land & General Bhd. ........................................... 320,000     743
 Telekom Malaysia Bhd. .........................................  94,108     674
                                                                         -------
                                                                           1,417
--------------------------------------------------------------------------------
MEXICO (0.5%)
 Telefonos de Mexico S.A. ADR, Class L..........................  12,900     355
--------------------------------------------------------------------------------
NETHERLANDS (5.1%)
 Akzo Nobel N.V. ...............................................   8,500     968
 Koninklijke KNP BT N.V. .......................................  29,000     873
 Philips Electronics N.V. ......................................  22,000     851

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                 SHARES  (000)+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
NETHERLANDS--(CONTINUED)
 Royal PTT Nederland N.V. ......................................  19,710 $   694
 #Royal PTT Nederland N.V. ADR..................................  15,394     541
                                                                         -------
                                                                           3,927
--------------------------------------------------------------------------------
NORWAY (1.3%)
 Kvaerner Industries, Class B...................................  25,500   1,016
--------------------------------------------------------------------------------
SINGAPORE (1.2%)
 Keppel Corp. .................................................. 118,000     969
--------------------------------------------------------------------------------
SPAIN (2.7%)
 ENDESA.........................................................  22,800   1,135
 Repsol S.A. ADR................................................  31,500     933
                                                                         -------
                                                                           2,068
--------------------------------------------------------------------------------
SWEDEN (5.7%)
 Astra AB, Class B..............................................  25,500     922
 Ericsson (LM) ADR..............................................  55,000   1,175
 Sparbanken Sverige AB, Class A................................. 110,000   1,160
 Volvo AB.......................................................  53,000   1,194
                                                                         -------
                                                                           4,451
--------------------------------------------------------------------------------
SWITZERLAND (7.8%)
 BBC Brown Boveri AG (Bearer)...................................     780     905
 Nestle S.A. (Registered).......................................   1,145   1,200
 Schweizerischer Bankverein (Bearer)............................   3,143   1,290
 Societe Generale de Surveillance Holding S.A. (Bearer).........     695   1,313
 Zurich Insurance Co. (Registered)..............................   4,550   1,303
                                                                         -------
                                                                           6,011
--------------------------------------------------------------------------------
THAILAND (2.4%)
 Siam Cement Co., Ltd. (Foreign)................................  21,000   1,145
 Thai Farmers Bank, Ltd......................................... 114,000     748
                                                                         -------
                                                                           1,893
--------------------------------------------------------------------------------
UNITED KINGDOM (14.2%)
 British Airport Authority plc.................................. 130,363   1,014
 British Gas plc................................................ 207,000     789
 British Steel plc.............................................. 320,000     827

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                               SHARES   (000)+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
UNITED KINGDOM--(CONTINUED)
 *Flextech plc...............................................   153,000 $ 1,149
 Glaxo Wellcome plc..........................................    80,000   1,079
 Marks & Spencer plc.........................................   101,000     677
 Nurdin & Peacock plc........................................   150,000     458
 Rolls-Royce plc.............................................   400,000     974
 RTZ Corp. plc (Registered)..................................    77,547   1,072
 TI Group plc................................................   125,148     858
 Trafalgar House Corp. plc................................... 1,007,775     362
 TransTec plc................................................   550,000     745
 Unilever plc................................................    50,000     971
                                                                        -------
                                                                         10,975
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $65,017)...........................            69,426
-------------------------------------------------------------------------------
PREFERRED STOCK (0.7%)
-------------------------------------------------------------------------------
KOREA (0.7%)
 *L.G. Chemical Ltd. (COST $727).............................    36,500     553
-------------------------------------------------------------------------------
WARRANT (0.0%)
-------------------------------------------------------------------------------
INDIA (0.0%)
#*Oryx Fund Ltd. (COST $0)...................................     6,000       0
-------------------------------------------------------------------------------
                                                                FACE
                                                               AMOUNT
                                                                (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (9.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (9.3%)
 J.P. Securities, Inc., 5.35%, dated 10/31/95, due 11/1/95 to be repurchased at $7,196, collateralized by $4,701 U.S.
 Treasury Bonds, 11.25%, due 2/15/15 valued at $7,339 (COST
 $7,195)..................................................... $   7,195   7,195
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%) (COST $72,939).....................            77,174
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
-------------------------------------------------------------------------------
 Cash........................................................               154
 Foreign Currency (COST $762)................................               761
 Receivable for Investments Sold.............................               154

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                        VALUE
                                                                       (000)+
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--(CONTINUED)
-------------------------------------------------------------------------------
 Dividends Receivable................................................. $   102
 Receivable for Withholding Tax Reclaims..............................      60
 Interest Receivable..................................................       1
 Other Assets.........................................................      14
 Payable for Investments Purchased....................................    (761)
 Payable for Investment Advisory Fees.................................     (66)
 Payable for Custodian Fees...........................................     (12)
 Payable for Administrative Fees......................................      (8)
 Payable for Directors' Fees..........................................      (1)
 Other Liabilities....................................................     (19)
                                                                       -------
                                                                           379
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 5,864,858 outstanding $.001 par value Institutional
  Class shares
  (authorized 25,000,000 shares)...................................... $77,553
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.............. $ 13.22
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+See Note A to Financial Statements
*Non-Income Producing Security
#144A Security--Certain conditions for public sale may exist.
ADR--American Depositary Receipt
ADS--American Depositary Shares

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995 (Unaudited)

  At October 31, 1995, sector diversification of the Portfolio was as follows:

                                                                 % OF   MARKET
                                                                 NET     VALUE
SECTOR DIVERSIFICATION                                          ASSETS   (000)
-------------------------------------------------------------------------------
Automotive.....................................................   3.7%  $ 2,904
Basic Resources................................................  11.2     8,718
Capital Equipment..............................................  11.8     9,124
Chemicals......................................................   0.7       579
Consumer Durables..............................................   8.2     6,417
Electronics....................................................   5.3     4,127
Energy.........................................................   7.7     5,948
Financial Services.............................................  11.3     8,740
Insurance......................................................   1.7     1,303
Mining.........................................................   1.2       907
Multi Industry.................................................   3.5     2,714
Paper & Packaging..............................................   1.0       743
Pharmaceuticals................................................   1.4     1,080
Repurchase Agreement...........................................   9.3     7,195
Services.......................................................  17.8    13,807
Technology.....................................................   0.7       521
Telecommunications.............................................   2.4     1,849
Utilities......................................................   0.6       498
-------------------------------------------------------------------------------
  Total Investments............................................  99.5    77,174
Other Assets and Liabilities (Net).............................   0.5       379
-------------------------------------------------------------------------------
  Net Assets................................................... 100.0%  $77,553
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W PORTFOLIOS
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 1995

                                                           TS&W        TS&W
                                                 TS&W      FIXED   INTERNATIONAL
                                                EQUITY    INCOME      EQUITY
(In Thousands)                                 PORTFOLIO PORTFOLIO   PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends...................................   $1,175    $  --       $ 1,134
 Interest....................................      332     2,522          549
 Less: Foreign Taxes Withheld................      --        --          (128)
--------------------------------------------------------------------------------
  Total Income...............................    1,507     2,522        1,555
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B............      373       180          602
 Administrative Fees--Note C.................       78        80           84
 Custodian Fees..............................        9         5           65
 Audit Fees..................................       13        14           14
 Printing Fees...............................        9         9            8
 Registration and Filing Fees................        6         5            5
 Legal Fees..................................        4         3            5
 Directors' Fees--Note F.....................        3         3            4
 Other Expenses..............................        5         6            6
--------------------------------------------------------------------------------
  Total Expenses.............................      500       305          793
 Expense Offset--Note A......................       (9)       (4)         (12)
--------------------------------------------------------------------------------
  Net Expenses...............................      491       301          781
--------------------------------------------------------------------------------
NET INVESTMENT INCOME........................    1,016     2,221          774
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments.................................    1,569      (319)         (64)
 Foreign Exchange Transactions...............      --        --            48
--------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN EXCHANGE TRANSACTIONS...........    1,569      (319)         (16)
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION) ON INVESTMENTS...............    4,327     3,633       (1,034)
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 EXCHANGE TRANSACTIONS.......................    5,896     3,314       (1,050)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...................   $6,912    $5,535      $  (276)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED  YEAR ENDED
                                                         OCTOBER 31, OCTOBER 31,
(In Thousands)                                              1994        1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................    $   607     $ 1,016
 Net Realized Gain.....................................        399       1,569
 Net Change in Unrealized Appreciation.................        751       4,327
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.      1,757       6,912
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................       (577)       (945)
 Net Realized Gain.....................................       (375)       (399)
--------------------------------------------------------------------------------
  Total Distributions..................................       (952)     (1,344)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................     10,464      19,816
   --In Lieu of Cash Distributions.....................        927       1,299
 Redeemed..............................................     (4,770)     (4,710)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........      6,621      16,405
--------------------------------------------------------------------------------
 Total Increase........................................      7,426      21,973
Net Assets:
 Beginning of Year.....................................     30,953      38,379
--------------------------------------------------------------------------------
 End of Year (2).......................................    $38,379     $60,352
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.........................................        957       1,707
 In Lieu of Cash Distributions.........................         86         114
 Shares Redeemed.......................................       (435)       (397)
--------------------------------------------------------------------------------
                                                               608       1,424
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital.......................................    $35,455     $51,860
 Undistributed Net Investment Income...................         83         154
 Accumulated Net Realized Gain.........................        399       1,569
 Unrealized Appreciation...............................      2,442       6,769
--------------------------------------------------------------------------------
                                                           $38,379     $60,352
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED  YEAR ENDED
                                                         OCTOBER 31, OCTOBER 31,
(In Thousands)                                              1994        1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Interest Income...................................    $ 1,455     $ 2,221
 Net Realized Loss.....................................       (356)       (319)
 Net Change in Unrealized Appreciation (Depreciation)..     (2,794)      3,633
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations..........................................     (1,695)      5,535
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (1,455)     (2,221)
 Net Realized Gain.....................................       (274)        --
 In Excess of Net Realized Gain........................        (13)        --
--------------------------------------------------------------------------------
  Total Distributions..................................     (1,742)     (2,221)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................      7,361      11,493
   --In Lieu of Cash Distributions.....................      1,698       2,167
 Redeemed..............................................     (2,491)     (2,415)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........      6,568      11,245
--------------------------------------------------------------------------------
 Total Increase........................................      3,131      14,559
Net Assets:
 Beginning of Year.....................................     28,987      32,118
--------------------------------------------------------------------------------
 End of Year (2).......................................    $32,118     $46,677
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.........................................        733       1,159
 In Lieu of Cash Distributions.........................        169         216
 Shares Redeemed.......................................       (255)       (239)
--------------------------------------------------------------------------------
                                                               647       1,136
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital.......................................    $34,560     $45,805
 Accumulated Net Realized Loss.........................       (356)       (675)
 Unrealized Appreciation (Depreciation)................     (2,086)      1,547
--------------------------------------------------------------------------------
                                                           $32,118     $46,677
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED  YEAR ENDED
                                                         OCTOBER 31, OCTOBER 31,
(In Thousands)                                              1994        1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................    $   270     $   774
 Net Realized Gain (Loss)..............................      1,518         (16)
 Net Change in Unrealized Appreciation (Depreciation)..      1,819      (1,034)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations..........................................      3,607        (276)
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................       (118)       (326)
 Net Realized Gain.....................................        --       (1,317)
--------------------------------------------------------------------------------
  Total Distributions..................................       (118)     (1,643)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................     17,971      32,154
   --In Lieu of Cash Distributions.....................        118       1,641
 Redeemed..............................................       (246)     (3,685)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........     17,843      30,110
--------------------------------------------------------------------------------
 Total Increase........................................     21,332      28,191
Net Assets:
 Beginning of Year.....................................     28,030      49,362
--------------------------------------------------------------------------------
 End of Year (2).......................................    $49,362     $77,553
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.........................................      1,339       2,459
 In Lieu of Cash Distributions.........................          9         130
 Shares Redeemed.......................................        (18)       (289)
--------------------------------------------------------------------------------
                                                             1,330       2,300
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital................... ...................    $42,454     $72,564
 Undistributed Net Investment Income...................        319         815
 Accumulated Net Realized Gain (Loss)..................      1,317         (64)
 Unrealized Appreciation...............................      5,272       4,238
--------------------------------------------------------------------------------
                                                           $49,362     $77,553
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        JULY 17,**
                                          1992 TO     YEARS ENDED OCTOBER 31,
                                        OCTOBER 31,   -------------------------
                                           1992        1993     1994     1995
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..    $10.00      $  9.65  $ 11.02  $ 11.23
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income................      0.02+        0.14     0.19     0.23
 Net Realized and Unrealized Gain
  (Loss)..............................     (0.35)        1.36     0.33     1.34
---------------------------------------------------------------------------------
  Total From Investment Operations....     (0.33)        1.50     0.52     1.57
---------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income................     (0.02)       (0.13)   (0.18)   (0.22)
 Net Realized Gain....................       --           --     (0.13)   (0.11)
---------------------------------------------------------------------------------
  Total Distributions.................     (0.02)       (0.13)   (0.31)   (0.33)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........    $ 9.65      $ 11.02  $ 11.23  $ 12.47
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
TOTAL RETURN..........................     (3.30%)++    15.62%    4.82%   14.32%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).    $7,233      $30,953  $38,379  $60,352
Ratio of Expenses to Average Net As-
 sets.................................      1.25%*+      1.22%    1.10%    1.01%#
Ratio of Net Investment Income to Av-
 erage Net Assets.....................      1.25%*+      1.51%    1.74%    2.04%
Portfolio Turnover Rate...............        17%          23%      23%      17%
---------------------------------------------------------------------------------

*  Annualized.
** Commencement of Operations.
+ Net of voluntarily waived fees and expenses assumed by the Adviser of $.02 per share for the period ended October 31, 1992.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
# For the year ended October 31, 1995, the Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.99%.

   The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        JULY 17,**
                                          1992 TO    YEARS ENDED OCTOBER 31,
                                        OCTOBER 31,  --------------------------
                                           1992       1993     1994      1995
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..    $10.00     $ 10.09  $ 10.75   $  9.60
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income................      0.06+       0.44     0.47      0.56
 Net Realized and Unrealized Gain
  (Loss)..............................      0.07        0.68    (1.05)     0.82
---------------------------------------------------------------------------------
  Total From Investment Operations....      0.13        1.12    (0.58)     1.38
---------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income................     (0.04)      (0.46)   (0.47)    (0.56)
 Net Realized Gain....................       --          --     (0.10)      --
---------------------------------------------------------------------------------
  Total Distributions.................     (0.04)      (0.46)   (0.57)    (0.56)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........    $10.09     $ 10.75  $  9.60   $ 10.42
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
TOTAL RETURN..........................      1.31%++    11.31%   (5.46%)   14.73%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).    $9,385     $28,987  $32,118   $46,677
Ratio of Expenses to Average Net As-
 sets.................................      1.30%*+     1.15%    1.02%     0.76%#
Ratio of Net Investment Income to Av-
 erage Net Assets.....................      4.70%*+     4.39%    4.73%     5.56%
Portfolio Turnover Rate...............         5%         83%      27%       25%
---------------------------------------------------------------------------------

*  Annualized.
** Commencement of Operations.
+ Net of voluntarily waived fees and expenses assumed by the Adviser of $.02 per share for the period ended October 31, 1992.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
# For the year ended October 31, 1995, the Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.75%.

   The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                               DECEMBER 18,**   YEARS ENDED
                                                  1992 TO       OCTOBER 31,
                                                OCTOBER 31,   ----------------
                                                    1993       1994     1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........     $ 10.00     $ 12.54  $ 13.85
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.......................        0.05+       0.07     0.13
 Net Realized and Unrealized Gain (Loss).....        2.49        1.29    (0.31)
--------------------------------------------------------------------------------
  Total From Investment Operations...........        2.54        1.36    (0.18)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.......................         --        (0.05)   (0.09)
 Net Realized Gain...........................         --          --     (0.36)
--------------------------------------------------------------------------------
  Total Distributions........................         --        (0.05)   (0.45)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............     $ 12.54     $ 13.85  $ 13.22
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.................................       25.40%++    10.87%   (1.11%)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands)..........     $28,030     $49,362  $77,553
Ratio of Expenses to Average Net Assets......        1.37%*+     1.38%    1.32%#
Ratio of Net Investment Income to Average Net
 Assets......................................        1.02%*+     0.70%    1.29%
Portfolio Turnover Rate......................          11%         30%      23%
--------------------------------------------------------------------------------

*  Annualized.
** Commencement of Operations.
+ Net of voluntarily waived fees and expenses assumed by the Adviser of $.02 per share for the period ended October 31, 1993.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
# For the year ended October 31, 1995, the Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 1.30%.

   The accompanying notes are an integral part of the financial statements.

                                TS&W PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc., formerly known as The Regis Fund, Inc., and UAM Funds Trust, formerly known as The Regis Fund II, (collectively the "UAM Funds") were organized on October 11, 1988 and May 18, 1994, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., began operations on July 17, 1992, July 17, 1992, and December 18, 1992, respectively. At October 31, 1995, the UAM Funds were comprised of thirty-four active portfolios. The financial statements of the remaining portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolios in the preparation of their financial statements.

  1. SECURITY VALUATION: Equity securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at the mean of the current bid and asked prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value.

  The value of other assets and securities for which quotations are not readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. INCOME TAXES: It is each Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The TS&W International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income is earned.

  Undistributed net investment income and accumulated net realized gain
  (loss) have been adjusted for permanent book-tax differences.
  Reclassifications arose principally from differing book and tax treatments for foreign currency transactions.

  At October 31, 1995, cost and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:

                                         COST   APPRECIATION DEPRECIATION  NET
   TS&W PORTFOLIOS                       (000)     (000)        (000)     (000)
   ---------------                      ------- ------------ ------------ ------
   Equity.............................. $53,582    $8,305      $(1,537)   $6,768
   Fixed Income........................  44,349     1,566          (37)    1,529
   International Equity................  72,945     7,545       (3,316)    4,229

                                TS&W PORTFOLIOS

  At October 31, 1995, the following portfolios had approximate capital loss carryovers for Federal income tax purposes available to offset future net capital gains through the indicated expiration dates:

                                                       EXPIRATION DATE OCTOBER
                                                                 31,
                                                      --------------------------
   TS&W PORTFOLIOS                                      2002     2003    TOTAL
   ---------------                                    -------- -------- --------
   Fixed Income...................................... $356,000 $301,000 $657,000
   International Equity..............................      --    64,000   64,000

  3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  4. FOREIGN CURRENCY TRANSACTIONS: The books and records of the TS&W International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currency are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. The TS&W International Equity Portfolio does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the TS&W International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The TS&W International Equity Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the TS&W International Equity Portfolio as unrealized gains or losses. The TS&W International Equity Portfolio recognizes realized gains or losses, when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  6. DISTRIBUTIONS TO SHAREHOLDERS: The TS&W Equity Portfolio distributes substantially all of its net investment income quarterly. The TS&W Fixed Income Portfolio declares distributions daily and distributes substantially all of its net investment income monthly. The TS&W International Equity Portfolio distributes

                                TS&W PORTFOLIOS
  substantially all of its net investment income annually. Any realized net capital gains will be distributed annually for the Portfolios. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments; for the TS&W International Equity Portfolio, the reclassification of unrealized gains on certain securities designated as "passive foreign investment companies" for tax purposes and permanent differences as presented in Note A2.

  7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the TS&W International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for each Portfolio have been increased to include expense offsets for custodian balance credits.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

B. ADVISORY SERVICES. Under the terms of an Investment Advisory Agreement, Thompson, Siegel & Walmsley, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation (UAM), provides investment advisory services to the Portfolios for a fee calculated at an annual rate of average daily net assets, as follows:

   TS&W PORTFOLIOS                                                         RATE
   ---------------                                                        ------
   Equity................................................................  .750%
   Fixed Income..........................................................  .450%
   International Equity.................................................. 1.000%

C. ADMINISTRATIVE SERVICES. Effective September 1, 1995, The Chase Manhattan Bank, N.A. through its affiliate Chase Global Funds Services Company ("CGFSC") (the "Administrator"), formerly Mutual Funds Service Company ("MFSC"), provides administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of

                                TS&W PORTFOLIOS
the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month upon inception of a portfolio to $70,000 annually after two years. In addition, the Portfolio is charged certain out of pocket expenses by the Administrator. Prior to September 1, 1995, MFSC was an affiliate of the United States Trust Company of New York and provided administrative services to the UAM Funds under the same terms, conditions and fees as stated above.

D. DISTRIBUTION SERVICES. UAM Fund Distributors, Inc. (the "Distributor"), formerly known as RFI Distributors (a division of Regis Retirement Plan Services, Inc.) a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

E. PURCHASES AND SALES. During the year ended October 31, 1995, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

                                                                PURCHASES SALES
   TS&W PORTFOLIOS                                                (000)   (000)
   ---------------                                              --------- ------
   Equity......................................................  $21,772  $7,425
   Fixed Income................................................      432   3,321
   International Equity........................................   40,222  11,836

Purchases and sales of long-term U.S. Government and agency securities were $20,784,000 and $6,315,000, respectively for the TS&W Fixed Income Portfolio. There were no purchases or sales of U.S. Government and agency securities for the TS&W Equity Portfolio and the TS&W International Portfolio.

F. DIRECTORS' FEES. Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of the UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

G. LINE OF CREDIT. The TS&W Portfolios, along with certain other portfolios of the UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of portfolio shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on their average daily unused portion of the line of credit. During the period ended October 31, 1995, there were no borrowings under the agreement.

H. OTHER. At October 31, 1995, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF      % OF
   TS&W PORTFOLIOS                                        SHAREHOLDERS OWNERSHIP
   ---------------                                        ------------ ---------
   Equity................................................       1        15.5%
   International Equity..................................       1        11.6

                                TS&W PORTFOLIOS

At October 31, 1995, the net assets of the TS&W International Equity Portfolio was substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TS&W Equity Portfolio, TS&W Fixed Income Portfolio, and TS&W International Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc. at October 31, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 14, 1995


-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

At October 31, 1995, the TS&W Equity and TS&W International Equity Portfolios hereby designates $399,000 and $825,000, respectively, as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return.

For the year ended October 31, 1995, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the TS&W Equity Portfolio is 90%. Foreign taxes accrued during the fiscal year ended October 31, 1994 amounting to $128,000 for the TS&W International Equity Portfolio are expected to be passed through to the shareholders as foreign tax credits on Form 1099--Dividend for the year ending December 31, 1995 which shareholders of these Portfolios will receive in late January 1996.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                          FMA SMALL COMPANY PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer              Peter M. Whitman, Jr.
Director, President           Director
and Chairman
                              William H. Park
Mary Rudie Barneby            Vice President and
Director and                  Assistant Treasurer
Executive Vice President
                              Karl O. Hartmann
John T. Bennett, Jr.          Secretary
Director
                              Robert R. Flaherty
J. Edward Day                 Treasurer
Director
                              Harvey M. Rosen
Philip D. English             Assistant Secretary
Director

William A. Humenuk
Director

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Fiduciary Management Associates, Inc.
 55 West Monroe Street, Suite 2550
 Chicago, Il 60603-5093

-------------------------------------------------------------------------------

ADMINISTRATOR
 The Chase Manhattan Bank, N.A.
 73 Tremont Street, Boston, MA 02108-3913

-------------------------------------------------------------------------------

CUSTODIAN
 Morgan Guaranty Trust Company of New York
 60 Wall Street, New York, NY 10260

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 One International Place, 44th Floor, Boston, MA 02110

-------------------------------------------------------------------------------


This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------
                                   UAM FUNDS

                                   FMA SMALL
                                    COMPANY
                                   PORTFOLIO
-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1995

Dear Shareholder:

  During the fiscal year ended October 31, 1995, the Portfolio returned 13.57% compared to the Russell 2000 Index return of 18.35%. The first quarter ended January 31, 1995 was the most challenging for the Portfolio as November's loss to the Russell 2000 was 3.0%. Small capitalization stocks, generally, have had a very tough challenge from the S&P 500 Index which returned 26.41% during the fiscal year.

  Early in the year, market fears ran rampant that the economy would weaken materially due to the Federal Reserve's (the "Fed") tight monetary stance. Some even talked of recession. Generally speaking, weak economic environments favor large cap stocks and the growth style of investing although there is no guarantee this will occur. In addition, a weaker dollar gave currency benefits to large multinational firms when compared to the more domestically oriented small capitalization stocks. This was even more true for the Portfolio which substantially underweighted technology and high P/E growth issues, particularly IPO's. Searching for earnings momentum among cyclical and economically sensitive groups was difficult this past year.

  By the fourth quarter of the fiscal year, performance began to improve on both an absolute and relative basis. The housing related and financial stocks performed well, and the retail issues stabilized as the year progressed. This was offset by underperformance among the underweighted technology area and the auto and industrial related holdings in the Portfolio.

  In our view, the probability of a recession remains low because economic excesses have not begun to build in the economy. In addition, although certain inflation numbers could rise somewhat from their present levels they should not cause the Fed to aggressively tighten because labor costs remain under control. Consequently, the Portfolio will focus on stocks that have fallen out of favor as market psychology overtakes fundamentals. We also will be evaluating individual stock weightings since the Portfolio's winners have had strong moves and are vulnerable to profit taking. As always, the Portfolio continues to be monitored for risk and volatility levels. We continue to search for stocks with solid earning levels that are at attractive valuation points and which have a visible catalyst for better market valuation in the near term. We are optimistic that this approach can add substantial value to the Portfolio's relative total return as we move into the next fiscal year.

                                          Yours truly,


                                          /s/Patricia A. Falkowski
                                          Patricia A. Falkowski
                                          Portfolio Manager

                    DEFINITIONS OF THE COMPARATIVE INDEXES
                    --------------------------------------

The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

The Standard & Poor's 500 Index is defined under the performance comparison line graph.

Please note that one cannot invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's fee waiver, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------
      COMPARISON OF THE CHANGE IN VALUE OF A $250,000 PURCHASE IN THE FMA

     SMALL COMPANY PORTFOLIO AND THE STANDARD & POOR'S 500 INDEX (S&P 500)

                    ---------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                      FOR PERIOD ENDED OCTOBER 31, 1995**
                    ---------------------------------------
                        1 YEAR            SINCE 7/31/91*
                    ---------------------------------------
                        13.57%               13.32%
                    ---------------------------------------

                             [GRAPH APPEARS HERE]

                               07/31/91* 10/31/91  10/31/92  10/31/93  10/31/94  10/31/95
                               --------  --------  --------  --------  --------  --------
FMA SMALL COMPANY PORTFOLIO+   250,000   264,273   260,355   358,385   374,656   425,497
S&P 500 INDEX+                 250,000   255,000   280,375   322,175   334,611   422,982

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations
** Total return for the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities, and 20 transportation stocks.

Please note that one can not invest in an unmanaged index.

FMA SMALL COMPANY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995


                                                                         VALUE
                                                                  SHARES (000)+
-------------------------------------------------------------------------------
 COMMON STOCKS (92.2%)
-------------------------------------------------------------------------------
 AEROSPACE & DEFENSE (6.1%)
 *Litton Industries, Inc......................................... 10,400 $  412
 *Rohr, Inc...................................................... 57,500    855
                                                                         ------
                                                                          1,267
-------------------------------------------------------------------------------
 AUTOMOTIVE (1.8%)
  Borg-Warner Automotive, Inc.................................... 12,700    375
-------------------------------------------------------------------------------
 BANKS (5.1%)
  First Commerce Corp............................................ 20,700    637
  Southern National Corp......................................... 16,300    420
                                                                         ------
                                                                          1,057
-------------------------------------------------------------------------------
 BROADCASTING & PUBLISHING (2.7%)
  Meredith Corp.................................................. 15,700    561
-------------------------------------------------------------------------------
 CONSTRUCTION (5.5%)
  Lafarge Corp................................................... 10,800    189
 *USG Corp....................................................... 33,000    961
                                                                         ------
                                                                          1,150
-------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (3.2%)
 *Fruit of the Loom, Inc., Class A............................... 12,900    224
 *International Family Entertainment, Class B.................... 23,600    437
                                                                         ------
                                                                            661
-------------------------------------------------------------------------------
 ELECTRONICS (1.9%)
  Wyle Electronics...............................................  9,500    405
-------------------------------------------------------------------------------
 ENERGY (1.9%)
  Global Marine, Inc............................................. 61,800    402
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (17.0%)
  First Financial Corp........................................... 20,600    433
  Greenpoint Financial Corp...................................... 23,300    629
  Leader Financial Corp.......................................... 19,100    680
  Regional Acceptance Corp....................................... 82,950    788
  Standard Federal Bancorporation................................ 12,600    447
  SunAmerica, Inc................................................  9,100    566
                                                                         ------
                                                                          3,543
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                      VALUE
                                                               SHARES (000)+
----------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
----------------------------------------------------------------------------
 HEALTH CARE (5.4%)
 *Health Management Associates, Inc. Class A.................. 19,200 $  413
 *Universal Health Services, Inc., Class B.................... 18,700    701
                                                                      ------
                                                                       1,114
----------------------------------------------------------------------------
 HOME FURNISHINGS & APPLIANCES (4.3%)
  Legget & Platt, Inc......................................... 37,400    898
----------------------------------------------------------------------------
 INSURANCE (4.2%)
 *Triad Guaranty, Inc......................................... 33,700    885
----------------------------------------------------------------------------
 MANUFACTURING (6.7%)
 *LAM Research Corp...........................................  7,100    431
  Measurex Corp............................................... 20,400    627
  Watkins-Johnson Co..........................................  7,100    342
                                                                      ------
                                                                       1,400
----------------------------------------------------------------------------
 METALS (3.0%)
  Kennametal, Inc............................................. 19,900    619
----------------------------------------------------------------------------
 REAL ESTATE INVESTMENT TRUSTS (8.1%)
  Merry Land & Investment Company, Inc........................ 18,900    397
  National Health Investors, Inc.............................. 21,800    654
  Nationwide Health Properties, Inc........................... 15,700    646
                                                                      ------
                                                                       1,697
----------------------------------------------------------------------------
 RETAIL (8.3%)
  Family Dollar Stores, Inc................................... 17,200    262
 *Kohl's Corp................................................. 12,300    558
  Vons Companies, Inc......................................... 36,200    919
                                                                      ------
                                                                       1,739
----------------------------------------------------------------------------
 TRANSPORTATION (5.0%)
  GATX Corp...................................................  7,900    375
  Kansas City Southern Industries, Inc........................ 14,200    662
                                                                      ------
                                                                       1,037
----------------------------------------------------------------------------
 UTILITIES (2.0%)
  Southwest Gas Corp.......................................... 27,600    417
----------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $17,094)...........................        19,227
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                              FACE
                                                             AMOUNT  VALUE
                                                             (000)  (000)+
----------------------------------------------------------------------------
SHORT-TERM INVESTMENT (7.8%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENT (7.8%)
 J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
  11/1/95, to be repurchased at $1,623, collateralized by
  $1,470 U.S. Treasury Notes,
  7.25%, due 5/15/16, valued at $1,656. (COST $1,623)....... $1,623 $ 1,623
----------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%) (COST $18,717)...................         20,850
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%)
----------------------------------------------------------------------------
 Dividends Receivable.......................................             20
 Other Assets...............................................             11
 Payable for Audit Fees.....................................            (13)
 Payable for Investment Advisory Fees.......................             (7)
 Payable for Administrative Fees............................             (6)
 Payable for Custodian Fees.................................             (2)
 Payable for Directors' Fees................................             (1)
 Other Liabilities..........................................             (5)
                                                                    -------
                                                                         (3)
----------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 1,579,988 outstanding $0.001 par value
  Institutional Class
  shares (authorized 25,000,000 shares).....................        $20,847
----------------------------------------------------------------------------
----------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE..................................................        $ 13.19
----------------------------------------------------------------------------
----------------------------------------------------------------------------
+ See Note A to Financial Statements.
* Non-Income Producing Security.

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
STATEMENT OF OPERATIONS

                                                                        YEAR
                                                                        ENDED
                                                                     OCTOBER 31,
(In Thousands)                                                          1995
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends....................................................         $  291
 Interest.....................................................             54
--------------------------------------------------------------------------------
  Total Income................................................            345
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee................................................... $153
  Less: Fees Waived...........................................  (66)       87
                                                               ----
 Administrative Fees--Note C..................................             76
 Printing Fees................................................             15
 Audit Fees...................................................             13
 Custodian Fees...............................................              6
 Legal Fees...................................................              3
 Directors' Fees--Note F......................................              3
 Other Expenses...............................................              8
--------------------------------------------------------------------------------
  Total Expenses..............................................            211
 Expense Offset--Note A.......................................             (1)
--------------------------------------------------------------------------------
  Net Expenses................................................            210
--------------------------------------------------------------------------------
NET INVESTMENT INCOME.........................................            135
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS..............................          2,532
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS..........            121
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.......................................          2,653
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........         $2,788
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR        YEAR
                                                           ENDED       ENDED
                                                        OCTOBER 31, OCTOBER 31,
(In Thousands)                                             1994        1995
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................   $    11     $   135
 Net Realized Gain.....................................       664       2,532
 Net Change in Unrealized Appreciation (Depreciation)..       (32)        121
-------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.       643       2,788
-------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................       --         (133)
 Net Realized Gain.....................................    (3,348)       (664)
-------------------------------------------------------------------------------
  Total Distributions..................................    (3,348)       (797)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................     4,780       1,692
    --In Lieu of Cash Distributions....................     3,182         765
 Redeemed..............................................    (4,265)     (3,162)
-------------------------------------------------------------------------------
 Net Increase (Decrease) from Capital Share Transac-
  tions................................................     3,697        (705)
-------------------------------------------------------------------------------
 Total Increase........................................       992       1,286
Net Assets:
 Beginning of Period...................................    18,569      19,561
-------------------------------------------------------------------------------
 End of Period (2).....................................   $19,561     $20,847
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(1) Shares Issued and Redeemed:
 Shares Issued.........................................       389         137
 In Lieu of Cash Distributions.........................       276          69
 Shares Redeemed.......................................      (356)       (239)
-------------------------------------------------------------------------------
                                                              309         (33)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(2) Net Assets Consist of:
 Paid in Capital.......................................   $16,877     $16,172
 Undistributed Net Investment Income...................         8          10
 Accumulated Net Realized Gain.........................       664       2,532
 Unrealized Appreciation...............................     2,012       2,133
-------------------------------------------------------------------------------
                                                          $19,561     $20,847
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                           JULY 31,
                           1991** TO       YEARS ENDED OCTOBER 31,
                          OCTOBER 31,  -----------------------------------------
                             1991       1992        1993       1994       1995
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........    $10.00     $ 10.54     $ 10.36    $ 14.24    $ 12.13
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss)+...............      0.04       (0.01)       0.02       0.01       0.08
 Net Realized &
  Unrealized Gain
  (Loss)................      0.53       (0.14)       3.88       0.50       1.47
-----------------------------------------------------------------------------------
  Total From Investment
   Operations...........      0.57       (0.15)       3.90       0.51       1.55
-----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..     (0.03)      (0.01)      (0.02)       --       (0.08)
 Net Realized Gain......       --        (0.01)        --       (2.62)     (0.41)
 Return of Capital......       --        (0.01)        --         --         --
-----------------------------------------------------------------------------------
  Total Distributions...     (0.03)      (0.03)      (0.02)     (2.62)     (0.49)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................    $10.54     $ 10.36     $ 14.24    $ 12.13    $ 13.19
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
TOTAL RETURN............      5.71%++    (1.48)%++   37.65%++    4.54%++   13.57%++
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....    $9,834     $18,071     $18,569    $19,561    $20,847
Ratio of Expenses to
 Average Net Assets+....      1.03%*      1.03%       1.03%      1.03%      1.03%#
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets+....      2.14%*     (0.07)%      0.14%      0.06%      0.66%
Portfolio Turnover Rate.         7%        134%        163%       121%       170%
-----------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Net of voluntarily waived fees and expenses assumed by the Adviser for the period ended October 31, 1991, the years ended October 31, 1992, 1993, 1994 and 1995 of $0.04, $0.003, $0.03, $0.03 and $0.04 per share, respectively.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 # For the year ended October 31, 1995, the Ratio of Expenses to Average Net
   Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.

   The accompanying notes are an integral part of the financial statements.

                          FMA SMALL COMPANY PORTFOLIO

                       NOTES TO THE FINANCIAL STATEMENTS

UAM Funds, Inc., formerly known as The Regis Fund, Inc., and UAM Funds Trust, formerly known as The Regis Fund II, (collectively the "UAM Funds") were organized on October 11, 1988 and May 18, 1994, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The FMA Small Company Portfolio (the "Portfolio"), a portfolio of the UAM Funds, Inc., began operations on July 31, 1991. At October 31, 1995, the UAM Funds were comprised of thirty-four active portfolios. The financial statements of the remaining portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolio in the preparation of its financial statements.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the mean of the current bid and asked prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  Paid in capital, undistributed net investment income and accumulated net realized gain have been adjusted for permanent book-tax differences.

  At October 31, 1995, the Portfolio's cost for Federal income tax purposes was $18,717,000. Net unrealized appreciation for Federal income tax purposes aggregated $2,133,000 of which $2,391,000 related to appreciated securities and $258,000 related to depreciated securities.

  3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Any distributions from net investment income will normally be distributed quarterly. Any realized net capital gains will normally be distributed annually. All distributions are recorded on the ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                          FMA SMALL COMPANY PORTFOLIO

  5. OTHER: Security transactions are accounted for on the trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been adjusted to include expense offsets for custodian balance credits.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

B. ADVISORY SERVICES. Under the terms of an Investment Advisory Agreement, Fiduciary Management Associates, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a fee calculated at an annual rate of 0.75% of the average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses on behalf of the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offsets arrangements, from exceeding 1.03% of average daily net assets.

C. ADMINISTRATIVE SERVICES. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ("CGFSC") (the "Administrator"), formerly Mutual Funds Service Company ("MFSC"), provides administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under an Administration Agreement (the "Agreement'). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month upon inception of a portfolio to $70,000 annually after two years. In addition the Portfolio is charged certain out of pocket expenses by the Administrator. Prior to September 1, 1995, MFSC was an affiliate of the United States Trust Company of New York and provided administrative services to the UAM Funds under the same terms, conditions and fees as stated above.

D. DISTRIBUTION SERVICES. UAM Fund Distributors, Inc. (the "Distributor"), formerly known as RFI Distributors (a division of Regis Retirement Plan Services, Inc.), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

E. PURCHASES AND SALES. For the year ended October 31, 1995, the Portfolio made purchases of $32,736,000 and sales of $35,708,000 of investment securities other than long-term U.S. Government and agency securities and short-term securities. There were no purchases and sales of long-term U.S. Government and agency securities.

                          FMA SMALL COMPANY PORTFOLIO

F. DIRECTORS' FEES. Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of the UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, Inc. and reimbursement of expenses incurred in attending Board meetings.

G. LINE OF CREDIT. The FMA Small Company Portfolio along with certain other portfolios of the UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of portfolio shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on their average daily unused portion of the line of credit. During the year ended October 31, 1995, there were no borrowings under the agreement.

H. OTHER. At October 31, 1995, 34.7% of total shares outstanding were held by 2 record shareholders owning 10% or greater of the aggregate total shares outstanding.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of UAM Funds, Inc. and the Shareholders of FMA Small Company Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMA Small Company Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 14, 1995
-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

The FMA Small Company Portfolio hereby designates $664,000 as a long-term capital gain dividend for purposes of the dividend paid deduction on its federal income tax return.

For the year ended October 31, 1995, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders is 23.2%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                      ACADIAN EMERGING MARKETS PORTFOLIO

-------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

Norton H. Reamer                         William A. Humenuk
Director, President                      Director
and Chairman

Mary Rudie Barneby                       Peter M. Whitman, Jr.
Director and                             Director
Executive Vice President

John T. Bennett, Jr.                     William H. Park
Director                                 Vice President and Assistant Treasurer

J. Edward Day                            Karl O. Hartmann
Director                                 Secretary

Philip D. English                        Robert R. Flaherty
Director                                 Treasurer

                                         Harvey M. Rosen
                                         Assistant Secretary

-------------------------------------------------------------------------------
INVESTMENT ADVISER
 Acadian Asset Management, Inc.
 Two International Place Boston, MA 02110

-------------------------------------------------------------------------------
ADMINISTRATOR
 The Chase Manhattan Bank, N.A.
 73 Tremont Street, Boston, MA 02108-3913

-------------------------------------------------------------------------------
CUSTODIAN
 Morgan Guaranty Trust Company of New York
 60 Wall Street, New York, NY 10260

-------------------------------------------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 One International Place, 44th Floor Boston, MA 02110

-------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                                   UAM FUNDS

                                   ACADIAN
                                   EMERGING
                                    MARKETS
                                   PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1995

Dear Shareholder,

Please find enclosed the Annual Report for the Acadian Emerging Markets Portfolio ("the Portfolio"). This commentary covers the twelve months from November 1, 1994 to October 31, 1995, focusing on the Portfolio's performance and some of the economic and market conditions that impacted returns.

                      ACADIAN EMERGING MARKETS PORTFOLIO

PORTFOLIO PERFORMANCE REVIEW

For the fiscal year ended October 31, 1995, the Acadian Emerging Markets Portfolio returned -19.79% versus -23.98% for the IFC Investable Index, a widely followed emerging markets benchmark.

It was a volatile year for the emerging markets, with a strong downturn in the first six months offset by increasing signs of recovery in the second half of the year. The Portfolio outperformed the IFC Investable Index in both falling and rising markets, adding over 370 basis points of return above the benchmark for the year. This was the result of both successful country allocations, as well as strong individual stock selection.

The underperformance of emerging markets as a category over the last year can be partially traced to the Mexican financial and economic crisis of December 1994, in which the peso was devalued and the equity market plunged. This led to the so-called "tequila effect," in which investors indiscriminately put pressure on many emerging markets and currencies, particularly in Latin America.

Over the second half of the time period, Mexico's negative influence gradually dissipated. Acadian's research on market correlations shows that while most markets are likely to move together for a short period after a major unanticipated event, they quickly return to a less correlated state. This was borne out by the behavior of the emerging markets in the third and fourth quarters, as they moved away from strong linkage with Mexico and returned to a pattern of returns driven mainly by country-specific economic and market developments.

Looking at the performance of individual markets, Mexico was significantly down for the year but has shown recent signs of recovery. Elsewhere in Latin America, Brazil declined sharply early in the year but has since shown strong returns on booming trade. In Asia, many markets such as Thailand and Indonesia have performed quite strongly, as capital flowed out of economically troubled Japan towards its regional neighbors. European emerging markets had a volatile but generally good year, with such markets as Greece, Turkey, and Portugal showing positive returns.

The Portfolio benefited from being underweighted in Mexico at the start of the year. After the significant market decline in December, the Portfolio moved to a stronger weighting in Mexico and other Latin American countries, such as Brazil. As it turned out, this move was slightly premature, but the overweights were rewarded in the third and fourth quarters.

The Portfolio's Asian emerging markets investments had a mixed impact on return. The Portfolio had a zero allocation to Thailand for the first half of the time period, which helped returns as this market declined, then moved to an overweight, which also proved very successful. The Portfolio's overweights in the Philippines and Indonesia detracted from returns early in the year, but had a modestly positive impact in the second half.

Europe was a strong suit for the Portfolio, with overweights in some key outperforming European countries. While there was considerable volatility over the time period, the Portfolio ultimately benefited from its overweights in Turkey and Greece. Portugal detracted from Portfolio return in the first half of the year but contributed modest value in the second half. South Africa was added to the IFC Investable Index during 1995, and the Portfolio took a significantly underweighted position in this market. This had a positive effect on Portfolio return.

ECONOMIC OUTLOOK AND PORTFOLIO STRATEGY

The events of the last twelve months have underscored the importance of viewing the emerging markets as a long-term investment. While these markets do have the strong potential to outperform developed markets over the long term, they are characterized by high short-term volatility. Looking ahead, while we expect many emerging markets to show continued volatility, our long-term outlook is generally very positive. Recently released figures from the Organization for Economic Cooperation and Development (OECD) world economic agencies indicate that emerging markets' economic growth should continue to outstrip that of the developed world. In the past, strong economic growth has translated into equity market outperformance in most countries, although past performance is no guarantee of future results. For a complete discussion of the risks associated with international investing, please refer to the Portfolio's prospectus.

We are currently finding the most attractively valued companies in the Latin American region, with the result that the Portfolio is slightly overweighted in this sector versus the IFC Investable Index. In particular, Brazil and Argentina appear to have the strongest potential for future outperformance. We also continue to overweight key countries in Europe, including Greece, Turkey, and Portugal, and underweight South Africa. Asia's most attractive countries, as represented in the Portfolio, include Thailand, the Philippines, and Indonesia.

The Portfolio continues to evidence strong value characteristics, with a price/earnings ratio of 13.1 versus 16.1 for the IFC Investable Index, and a price/book ratio of 1.4 versus 1.7 for the IFC Investable Index. The weighted average capitalization is U.S.$2.8 billion, showing a slightly smaller cap orientation than the IFC Investable Index, which has a weighted average cap of U.S.$4.0 billion.

For the long-term investor, we continue to feel that carefully selected emerging markets may offer unmatched diversification benefits with the prospects for exceptional performance, when combined in a Portfolio with careful risk controls.

If we can provide any further information, please contact me at (617) 946-
3500.

Sincerely,
/s/ Churchill Franklin
Churchill Franklin
Senior Vice President

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waiver, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------
      COMPARISON OF THE CHANGE IN VALUE OF A $1,000,000 PURCHASE IN THE
                      ACADIAN EMERGING MARKETS PORTFOLIO
                         AND THE IFC INVESTABLE INDEX

                   ---------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN
                     FOR PERIOD ENDED OCTOBER 31, 1995**
                   ---------------------------------------
                      1 YEAR             SINCE 6/17/93*
                   ---------------------------------------
                      -19.79%                5.19%
                   ---------------------------------------

                             [GRAPH APPEARS HERE]

                                     6/17/93*  10/31/93  10/31/94  10/31/95
                                     -------   --------  --------  --------
ACADIAN EMERGING MARKET PORTFOLIO+   1,000,000 1,134,000 1,408,800 1,127,592
IFC INVESTABLE INDEX+                1,000,000 1,254,900 1,590,600 1,209,174

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations

** Total return reflects fees waived by the Adviser. Without such waiver, total return would be lower.

+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities (net of withholding taxes) in the index.

                     Definition of the Comparative Index
                     -----------------------------------

The IFC Investable Index is an unmanaged emerging markets index maintained by the International Finance Corporation. The index consists of 890 companies in 25 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities, by focusing on companies and markets that are legally and practically accessible to foreign investors.

Please note that one can not invest in an unmanaged index.

ACADIAN EMERGING MARKETS PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                         VALUE
                                                               SHARES   (000)+
-------------------------------------------------------------------------------
 COMMON STOCKS (85.7%)
-------------------------------------------------------------------------------
 ARGENTINA (6.1%)
  Astra Cia Argentina de Petro..............................    130,400 $   193
  Banco de Galicia y Buenos Aires S.A., Class B.............     49,900     235
 *Banco del Sud S.A., Class B...............................      3,350      17
  Cia Naviera Perez Companc, Class B........................     87,222     385
  Citicorp Equity Investments S.A., Class B.................     19,635      59
  Indupa S.A................................................    142,100      71
  Ipako Industrias Petroquimicas Argentina S.A..............     26,100      93
  Juan Minetti S.A..........................................     17,640      43
  Molinos Rio de la Plata S.A., Class B.....................     12,355      77
  Siderca S.A., Class A.....................................    232,900     175
  Telecom Argentina S.A., Class B...........................     23,100      89
  Telefonica de Argentina, Class B..........................    130,000     274
  Transportadora de Gas del Sur S.A., Class B...............    138,200     279
  YPF S.A., Class D.........................................      3,800      65
                                                                        -------
                                                                          2,055
-------------------------------------------------------------------------------
 BRAZIL (8.0%)
  Albarus S.A. .............................................    112,000     140
  Alparagatas S.A. .........................................    980,000     120
  Banco Itau S.A. ..........................................     98,000      29
  Brahma....................................................    305,172     125
 *Brasilit S.A. ............................................    169,000     315
  Cia Acos Especiais--Acesita............................... 32,700,000     241
  Cia Brasil Petroleo Ipiranga.............................. 16,200,000     154
  Cia Energetica de Minas Gerais--CEMIG..................... 15,600,000     334
  Cia Petroquimica Do Sul...................................  6,600,000     278
 *Cia Siderurgica Nacional..................................     18,000      --
  Cia Vidraria Santa Marina.................................     20,000      75
  Cigarros Souza Cruz.......................................     11,000      79
  Copene Petroquimica do Nordeste S.A. .....................    100,000      53
  Eletrobras................................................    400,000     114
  Itausa Investimentos Itau S.A. ...........................    430,000     259
  Light Servicos Electricas.................................  1,015,000     307
  Moinho Santista Industrias Gerais.........................     31,000      23
  Telebras..................................................  1,511,790      50
                                                                        -------
                                                                          2,696
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                               SHARES   (000)+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 GREECE (8.4%)
  Alpha Investment S.A. .....................................     1,600 $    20
  Commercial Bank of Greece S.A. ............................    16,440     592
  Credit Bank of Athens......................................    13,493     812
  Elais Olegiaous Co. .......................................     1,000      33
  Ergo Bank S.A. ............................................    13,100     565
  Hellas Can Packaging Manufacturers.........................     1,000      21
  Hellenic Bottling Co. S.A. ................................    15,000     479
  Hellenic Technodomiki......................................     1,000      22
  Heracles General Cement Co. S.A. ..........................     4,700      48
  Intracom S.A. .............................................     1,800      45
  Ionian Bank................................................     2,616      56
  National Bank of Greece....................................     1,600      80
  Strintzis Lines............................................     3,600      22
  Titan Cement Co. ..........................................     1,600      67
                                                                        -------
                                                                          2,862
-------------------------------------------------------------------------------
 HUNGARY (1.3%)
  Danubius Hotels Rt.........................................     5,300      47
  EGIS Rt....................................................     5,900     147
 *Fotex Rt Budapest..........................................    33,000      31
  Gedeon Richter.............................................     2,700      42
  Pharmavit Rt GDS...........................................     4,500      26
  Pick Szeged Rt GDR.........................................     2,100      96
  Primagaz Rt................................................     2,200      64
                                                                        -------
                                                                            453
-------------------------------------------------------------------------------
 INDONESIA (5.6%)
  Argha Karya Prima Industry (Foreign).......................    27,500      22
  Astra International (Foreign)..............................    43,200      87
  Bank Dagang Nasional (Foreign).............................   182,000     162
  Barito Pacific Timber (Foreign)............................   349,000     242
  Dharmaal Intiland (Foreign)................................    41,500      23
  Gadjah Tunggal (Foreign)...................................   174,000     111
  Hanjaya Mandala Sampoerna (Foreign)........................    26,250     243
  Indah Kiat Pulp & Paper Co. (Foreign)......................   263,373     258
  Indosat (Foreign)..........................................    15,000      51
  Inti Indorayon Utama (Foreign).............................    69,000      85
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                               SHARES   (000)+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 INDONESIA--(CONTINUED)
  Jakarta International Hotels & Development (Foreign).......    22,500 $    31
  Kabelmetal Indonesia (Foreign).............................    14,000      13
  Kalbe Farma (Foreign)......................................    11,000      35
  Mayora Indah Co. (Foreign).................................    40,560      29
  Pabrik Kertas Tjiwi Kimia (Foreign)........................   102,030     189
  Polysindo Eka Perkasa (Foreign)............................    54,000      33
 *Putra Surya Perkasa (Foreign)..............................   197,500      74
  SMART Corp. (Foreign)......................................    48,000      28
  Tempo Scan Pacific (Foreign)...............................    27,000     145
  United Tractors (Foreign)..................................    20,500      41
                                                                        -------
                                                                          1,902
-------------------------------------------------------------------------------
 KOREA (2.1%)
 *Cheil Industrial, Inc......................................     6,500     183
 *Han Jin Transportation Co..................................     2,000      73
 *LG Chemical Ltd............................................     5,300      80
  Shinhan Investment & Finance...............................     2,000      41
 *Tai Han Electric Wire Co. .................................     6,700     213
  Tongyang Investment & Finance..............................     2,700      52
 *Yuhan Corp. ...............................................     1,100      72
                                                                        -------
                                                                            714
-------------------------------------------------------------------------------
 MALAYSIA (8.9%)
  Boustead Holdings Bhd. ....................................   132,000     265
  Commerce Asset Holding Bhd. ...............................    59,000     293
  Datuk Keramat Holdings Bhd. ...............................   124,000     216
  Dunlop Estates Bhd. .......................................   105,000     236
  Econstates Bhd. ...........................................    20,000      24
  Edaran Otomobil Nasional Bhd. .............................    27,000     212
  Golden Hope Plantations Bhd. ..............................    37,000      58
  Hong Leong Industries Bhd. ................................    35,000     167
  KFC Holdings (Malaysia) Bhd. ..............................    19,000      96
  Kian Joo Can Factory Bhd. .................................    21,000      83
  Kinta Kellas plc. .........................................    18,000      21
  Kuala Lumpur Kepong Bhd. ..................................    62,000     167
  Landmarks Bhd. ............................................    42,000      47
  MBF Holdings Bhd. .........................................    86,000      47
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                               SHARES   (000)+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 MALAYSIA--(CONTINUED)
  Malayan United Industries Bhd. ............................   202,000 $   160
  Multi-Purpose Holdings Bhd. ...............................   193,000     258
  Oriental Holdings Bhd. ....................................    60,000     276
  Pilecon Engineering Bhd. ..................................    53,000      42
  Rashid Hussein Bhd. .......................................    92,000     228
  Sungei Way Holdings Bhd. ..................................    33,000     111
  TA Enterprise Bhd. ........................................    10,000      11
                                                                        -------
                                                                          3,018
-------------------------------------------------------------------------------
 MEXICO (8.8%)
  Apasco S.A. de C.V., Class A...............................    51,000     189
  Banacci, Class B...........................................     5,100       9
  Banacci, Class L...........................................       523       1
  Cemex S.A., Class B........................................    13,837      43
  Cemex S.A., Class CPO......................................     6,000      18
  Cifra S.A. de C.V., Class B................................   202,700     216
  Cifra S.A. de C.V., Class C................................   220,000     225
  Coca-Cola Femsa S.A., Class L..............................    64,000     115
 *Controladora Comercial Mexicana S.A. de C.V., Class B2 ....    64,000      37
  Empresas ICA Sociedad Controladora.........................    34,800     337
  Fomenta Economico Mexicano S.A. de C.V., Class B...........   101,800     211
  Grupo Casa Autrey S.A. de C.V. ............................    44,000     143
 *Grupo Financiero Bancomer S.A. de C.V., Class B............    19,300       5
 *Grupo Financiero Bancomer S.A. de C.V., Class L............       715      --
  Grupo Financiero Inbursa S.A. de C.V., Class B.............    25,000      68
 *Grupo Financiero Serfin S.A. de C.V., Class BCP............     7,600       5
 *Grupo Gigante S.A. de C.V., Class B........................     2,008      --
  Grupo Industrial Bimbo S.A. de C.V., Class A...............     4,000      15
  Grupo Industrial Maseca, Class B...........................   239,000     149
  Grupo Simec S.A. de C.V., Class B..........................    30,000      10
  Grupo Televisa S.A., Class CPO.............................    30,600     267
  Industrias Penoles S.A. ...................................    78,000     294
  Telefonos de Mexico S.A. de C.V., Class L .................   410,300     567
 *Transportacion Martima Mexicana S.A. de C.V., Class L .....     8,000      58
                                                                        -------
                                                                          2,982
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                               SHARES   (000)+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 PHILIPPINES (5.3%)
  Ayala Corp., Class B.......................................    81,200 $    83
  Ayala Land, Inc., Class B..................................    75,187      87
  First Philippine Holdings Corp., Class B...................    28,300      60
  JG Summit Holding, Inc.....................................   414,700     117
  Manila Electric Co.........................................    42,725     319
 *Megaworld Properties & Holdings, Inc.......................   182,900      91
  Petron Corp................................................   645,200     286
  Philippine Long Distance Telephone Co......................     8,000     446
 *Philippine National Bank...................................     2,964      25
 *SM Prime Holdings, Inc.....................................   749,000     202
  San Miguel Corp., Class B..................................    26,000      86
                                                                        -------
                                                                          1,802
-------------------------------------------------------------------------------
 PORTUGAL (3.6%)
  Banco Comercial Portugues S.A..............................    14,400     196
  Banco Espirito Santo e Comercial de Lisboa.................    18,840     277
  Banco Portugues de Investimento (Registered)...............     5,780      89
  Banco Totta & Acores, Class B (Registered).................     4,691      81
  Corticeira Amorim S.A......................................     7,600      74
  Empresa Fabril de Maquinas Electricicas--EFACEC............     3,600      33
  Mague-Gestao e Participacoes...............................       900      18
  Modelo Continente SGPS S.A.................................     3,200      89
  Portugal Telecom S.A. (Registered).........................     4,642      88
  Sonae Industria e Investimento.............................    12,000     278
                                                                        -------
                                                                          1,223
-------------------------------------------------------------------------------
 SOUTH AFRICA (8.8%)
  Anglo-American Gold Investment Co., Ltd....................     1,200      97
  Driefontein Consolidated Ltd...............................     6,000      67
  East Rand Gold & Uranium Co., Ltd..........................    17,000      49
 *Eastvaal Gold Holdings Ltd.................................   136,000     209
  Ellerine Holdings Ltd......................................    12,000      59
  Free State Consolidated Gold Mines Ltd.....................    10,800     101
  Harmony Gold Mining Co., Ltd...............................     9,500      81
  Hartebeesfontein Gold Mining Co., Ltd......................    11,500      29
  Impala Platinum Holdings, Ltd..............................       700      14
  Kloof Gold Mining Co., Ltd.................................    17,000     161
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                           VALUE
                                                                 SHARES   (000)+
---------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
---------------------------------------------------------------------------------
 SOUTH AFRICA--(CONTINUED)
  LibLife Strategic Investments Ltd............................    22,400 $    83
  Murray & Roberts Holdings Ltd................................    21,500     150
  Nedcor Ltd...................................................    16,800     240
  Polfin Ltd...................................................     7,800      17
  Randfontein Estates Gold Mining Co., Ltd.....................     4,700      26
  Rembrandt Group Ltd..........................................    47,300     431
  Sappi Ltd....................................................     9,100     172
  Sasol Ltd....................................................    52,000     449
  South African Breweries Ltd..................................    13,400     440
  Vaal Reefs Exploration & Mining Co., Ltd.....................     1,100      63
  Western Deep Levels Ltd......................................     1,300      36
                                                                          -------
                                                                            2,974
---------------------------------------------------------------------------------
 SRI LANKA (1.9%)
  Asian Hotels Ltd.............................................    12,800       4
  Blue Diamond Jewelry World...................................   141,900      53
  Development Finance Corp. of Ceylon..........................    48,400     279
  Hayleys Ltd..................................................    30,000      91
  John Keells Holdings Ltd.....................................    27,200      88
  National Development Bank....................................     7,100      30
  Sampath Bank Ltd.............................................   105,000      96
                                                                          -------
                                                                              641
---------------------------------------------------------------------------------
 THAILAND (10.1%)
  Alphatec Electronics (Foreign)...............................    15,700     205
  Asia Credit Co., Ltd. (Foreign)..............................    32,000     205
  Bank of Ayudhya Ltd. (Foreign)...............................    49,800     287
  First Bangkok City Bank Ltd. (Foreign).......................   400,000     350
  Italian-Thai Development Corp. (Foreign).....................    16,300     184
  Jasmine International plc (Foreign)..........................    52,000     297
  Krung Thai Bank plc (Foreign)................................    94,630     376
  Land and House Co., Ltd. (Foreign)...........................     6,900     111
  NTS Steel Groups Co., Ltd. (Foreign).........................    48,700      75
  National Finance & Securities Co., Ltd. (Foreign)............    24,900     114
 *PTT Exploration & Production (Foreign).......................    19,800     179
  Prime Finance & Securities Ltd. (Foreign)......................  17,700      54
  Samart Corp. plc (Foreign)...................................    29,600     201
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                       VALUE
                                                             SHARES   (000)+
-----------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-----------------------------------------------------------------------------
 THAILAND--(CONTINUED)
  Siam City Cement Co., Ltd. (Foreign).......................   6,200 $   103
  Siam Commercial Bank Co., Ltd. (Foreign).................    13,000     152
 *Thai Airways International Ltd. (Foreign)................   161,200     290
  United Communication Industry (Foreign)..................    19,400     244
                                                                      -------
                                                                        3,427
-----------------------------------------------------------------------------
 TURKEY (5.8%)
  Akbank TAS...............................................   635,000     167
  Aksa Akrilik Kimya Sanayii AS............................   245,620      77
  Alarko Holding AS........................................   178,760      70
  Altinyildiz Mensucat Ve Konfeksiyon Fabriklari AS........    69,000      20
  Arcelik AS...............................................   503,107      83
 *Brisa Bridgestone Sabanci................................   121,000      37
  Cimentas AS..............................................    41,000      25
  Cukurova Elektrik AS.....................................    80,000      30
  Ege Biracilik Ve Malt Sanayii AS ........................   128,840      46
  Erciyas Biracilik Ve Malt Sanayii........................    82,000      52
  Eregli Demir Ve Celik Fab. TAS...........................   769,000      91
 *Finans Bank AS...........................................   618,665      34
  Goodyear Lastikleri TAS..................................    74,000      30
  Guney Biracilik Ve Malt Sanayii..........................   113,000      24
  Kartonsan Kart Sanayi Ve Ticaret AS......................    70,000      27
  Marshall Boya Ve Vernik Sanayii..........................   163,000      18
  Migros Tirk TAS..........................................    33,000      38
  Netas Telekomunik........................................   128,000      44
 *Otosan Otomobil Sanayii AS...............................   108,000      29
  Petkim Petrokimya Holdings AS............................    51,000      38
  Petrol Ofisi AS..........................................   292,000      68
  Tat Konserve Sanayii AS..................................    48,000      32
  Tofas Turk Otomobil Fabrikasi............................   659,000      85
 *Tupras Turkiye Petrol Rafinerileri AS....................   181,499      37
  Turcas Petrolculuk AS....................................   384,000      99
 *Turk Hava Yollari A.O. ..................................   479,600     182
  Turk Sise Ve Cam Fabrikalari.............................   285,000      51
  Turkiye Garanti Bankasi AS...............................   943,000      89
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                               SHARES   (000)+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 TURKEY--(CONTINUED)
  Turkiye Tutunculer Bankasi................................    536,000 $    13
  Yapi Ve Kredi Bankasi AS..................................  4,978,000     345
                                                                        -------
                                                                          1,981
-------------------------------------------------------------------------------
 VENEZUELA (1.0%)
  Electricidad de Caracas...................................    158,006     181
  Manufacturas Textiles.....................................     60,720       8
  Siderurgica Venezolana Sivensa............................     84,000      48
  Sudamtex de Venezuela, Class B............................    150,040      24
  Venezolana de Cementos....................................     43,017      82
  Venezolana de Pulp........................................      9,355       8
                                                                        -------
                                                                            351
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $30,432).........................             29,081
-------------------------------------------------------------------------------
 PREFERRED STOCKS (12.4%)
-------------------------------------------------------------------------------
 BRAZIL (12.4%)
  Aracruz Celulose S.A., Class B............................    105,000     198
  Banco Bradesco............................................ 31,853,210     291
  Banco Do Brasil S.A. ..................................... 21,000,000     348
  Banco Itau................................................  1,118,000     331
  Brahma....................................................    833,166     318
  Cevel Alimentos S.A. .....................................  8,000,000     104
  Cia Acos Especiais Itabira................................ 18,800,000     157
  Cia Brasileira de Petroleo Ipiranga.......................  3,600,000      41
  Cia Siderurgica Riograndense S.A. ........................  3,670,000      65
  Cia Siderurgica Tubarao, Class B.......................... 11,890,000     227
  Cia Vale do Rio Doce......................................  2,495,000     402
  Eletrobras................................................    345,602      98
  Fertilizantes Fosfatados.................................. 69,300,000     206
  IKPC--Industrias Klabin de Papel E Celulose S.A. .........     72,000      67
  Iochpe Maxion S.A. .......................................    310,000      97
  Itausa Investimentos Itau S.A. ...........................    370,000     212
  Petrobras.................................................  1,358,666     117
  Petrobras Distribuidora S.A. .............................  2,200,000      69
 *Ripasa S.A. ..............................................    800,000     171
  Telebras..................................................  3,680,060     149
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                              SHARES   (000)+
-------------------------------------------------------------------------------
 PREFERRED STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 BRAZIL--(CONTINUED)
  Telepar...................................................   150,000 $    47
  Telesp S.A. .............................................. 3,309,562     475
-------------------------------------------------------------------------------
 TOTAL PREFERRED STOCKS (COST $4,067).......................             4,190
-------------------------------------------------------------------------------
                                                              NO. OF
                                                              RIGHTS
-------------------------------------------------------------------------------
 RIGHTS (0.1%)
-------------------------------------------------------------------------------
 BRAZIL (0.1%)
 *Cia Energetic de Minas Gerais--CEMIG, expiring 11/27/95...   744,895      16
 *Moinho Santista Industrial Gerais, expiring 11/17/95......    31,000      25
                                                                       -------
                                                                            41
-------------------------------------------------------------------------------
 SOUTH AFRICA (0.0%)
 *Eastvaal Gold Holdings Ltd., expiring 11/3/95.............    27,220       1
-------------------------------------------------------------------------------
 TOTAL RIGHTS (COST $31)....................................                42
-------------------------------------------------------------------------------
                                                               FACE
                                                              AMOUNT
                                                               (000)
-------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT (7.2%)
-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT (7.2%)
  J.P. Morgan Securities, Inc., 5.35%, dated 10/31/95, due
  11/1/95, to be repurchased at $2,452, collateralized by
  $2,221 United States Treasury Note 7.25%, due 5/15/16,
  valued at $2,501 (COST $2,452)............................    $2,452   2,452
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS (105.4%) (COST $36,982)..................            35,765
-------------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES (-5.4%)
-------------------------------------------------------------------------------
  Cash......................................................                 1
  Foreign Currency (Cost $615)..............................               584
  Dividends Receivable......................................                18
  Other Assets..............................................                16
  Payable for Investments Purchased.........................            (2,362)
  Payable for Investment Advisory Fees......................               (30)
  Payable for Custodian Fees................................               (20)
  Payable for Administrative Fees...........................                (7)

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                        VALUE
                                                                       (000)+
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--(CONTINUED)
-------------------------------------------------------------------------------
 Payable for Directors' Fees.......................................... $    (1)
 Other Liabilities....................................................     (20)
                                                                       -------
                                                                        (1,821)
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 3,021,765 outstanding $0.001 par value Institutional
  Class shares (authorized 25,000,000 shares)......................... $33,944
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.............. $ 11.23
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+ See Note A to Financial Statements
* Non-Income Producing Security
GDRGlobal Depositary Receipt
GDSGlobal Depositary Shares

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995 (Unaudited)

  At October 31, 1995 sector diversification of the Portfolio was as follows:

                                                                 % OF   MARKET
                                                                 NET     VALUE
SECTOR DIVERSIFICATION                                          ASSETS   (000)
----------------------                                          ------  -------
Automotive.....................................................   2.2%  $   731
Banks..........................................................  11.5     3,900
Beverages, Food & Tobacco......................................   8.3     2,808
Capital Equipment..............................................   1.4       459
Chemicals......................................................   2.3       789
Construction...................................................   5.2     1,753
Consumer Durables..............................................   0.6       206
Consumer Non-Durables..........................................   0.2        53
Electronics....................................................   1.4       463
Energy.........................................................   6.4     2,183
Financial Services.............................................  12.6     4,290
Holding Company................................................   8.5     2,879
Home Furnishings & Appliances..................................   0.2        83
Lodging & Restaurants..........................................   0.2        83
Manufacturing..................................................   1.0       335
Metals.........................................................   4.0     1,367
Mining.........................................................   2.7       932
Multi-Industry.................................................   2.5       841
Paper & Packaging..............................................   4.2     1,438
Pharmaceuticals................................................   1.6       531
Real Estate....................................................   1.7       589
Repurchase Agreement...........................................   7.2     2,452
Retail.........................................................   2.6       874
Services.......................................................   0.1        22
Telecommunications.............................................   8.8     2,992
Textiles & Apparel.............................................   1.0       336
Transportation.................................................   2.0       673
Utilities......................................................   5.0     1,703
                                                                -----   -------
Total Investment Portfolio..................................... 105.4    35,765
Other Assets and Liabilities (Net).............................  (5.4)   (1,821)
                                                                -----   -------
Net Assets..................................................... 100.0%  $33,944
                                                                =====   =======

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
STATEMENT OF OPERATIONS

                                                                       YEAR
                                                                       ENDED
                                                                    OCTOBER 31,
(In Thousands)                                                         1995
-------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends...................................................         $   472
 Interest....................................................              75
 Less Foreign Taxes Withheld.................................             (58)
-------------------------------------------------------------------------------
  Total Income...............................................             489
-------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee.................................................. $186
  Less: Fees Waived..........................................  (74)       112
                                                              ----
 Custodian Fees..............................................             107
 Administrative Fees--Note C.................................              71
 Audit Fees..................................................              14
 Printing Fees...............................................              12
 Registration and Filing Fees................................               6
 Directors' Fees--Note F.....................................               3
 Legal Fees..................................................               3
 Other Expenses..............................................               3
-------------------------------------------------------------------------------
  Total Expenses.............................................             331
 Expense Offset--Note A......................................              (2)
-------------------------------------------------------------------------------
  Net Expenses...............................................             329
-------------------------------------------------------------------------------
NET INVESTMENT INCOME........................................             160
-------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments.................................................             213
 Foreign Exchange Transactions...............................            (114)
-------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON INVESTMENTS AND FOREIGN EXCHANGE
 TRANSACTIONS................................................              99
-------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED DEPRECIATION ON:
 Investments.................................................          (2,676)
 Foreign Currency Translations...............................             (31)
-------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED DEPRECIATION..................          (2,707)
-------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FOREIGN EXCHANGE TRANSACTIONS ...          (2,608)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.........         $(2,448)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR        YEAR
                                                            ENDED       ENDED
                                                         OCTOBER 31, OCTOBER 31,
(In Thousands)                                              1994        1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income (Loss)..........................    $  (12)     $   160
 Net Realized Gain (Loss)..............................       (21)          99
 Net Change in Unrealized Appreciation (Depreciation)..     1,003       (2,707)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations..........................................       970       (2,448)
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Realized Gain.....................................       (17)         --
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................       726       31,670
   --In Lieu of Cash Distributions.....................        17          --
 Redeemed..............................................       (65)        (836)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........       678       30,834
--------------------------------------------------------------------------------
 Total Increase........................................     1,631       28,386
Net Assets:
 Beginning of Year.....................................     3,927        5,558
--------------------------------------------------------------------------------
 End of Year (2).......................................    $5,558      $33,944
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................        54        2,692
  In Lieu of Cash Distributions........................         2          --
  Shares Redeemed......................................        (5)         (67)
--------------------------------------------------------------------------------
                                                               51        2,625
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
  Paid in Capital......................................    $4,119      $34,952
  Undistributed Net Investment Income..................       --            47
  Accumulated Net Realized Gain (Loss).................       (20)         193
  Unrealized Appreciation (Depreciation)...............     1,459       (1,248)
--------------------------------------------------------------------------------
                                                           $5,558      $33,944
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             YEARS ENDED
                                            JUNE 17, 1993**  OCTOBER 31,
                                            TO OCTOBER 31,  ----------------
                                                 1993        1994     1995
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......     $10.00      $11.34   $ 14.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss) (1)..........      (0.01)      (0.03)     0.05
 Net Realized and Unrealized Gain (Loss)...       1.35        2.74     (2.82)
-------------------------------------------------------------------------------
  Total from Investment Operations.........       1.34        2.71     (2.77)
-------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Realized Gain.........................        --        (0.05)      --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............     $11.34      $14.00   $ 11.23
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN...............................      13.40%+     23.97%+  (19.79)%+
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)......     $3,927      $5,558   $33,944
Ratio of Expenses to Average Net Assets
 (1).......................................       2.43%*      2.07%     1.78%#
Ratio of Net Investment Income (Loss) to
 Average Net Assets (1)....................      (0.37%)*    (0.25%)    0.86%
Portfolio Turnover Rate....................          2%          9%       21%
-------------------------------------------------------------------------------

  * Annualized
 ** Commencement of Operations
  + Total return would have been lower had certain fees not been waived during the periods indicated.
(1) Net of voluntarily waived fees for the period ended October 31, 1993, and the years ended October 31, 1994 and 1995 of $0.04, $0.12 and $0.02 per share, respectively.
 # For the year ended October 31, 1995, the Ratio of Expenses to Average Net
   Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 1.77%.

   The accompanying notes are an integral part of the financial statements.

                      ACADIAN EMERGING MARKETS PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc., formerly known as The Regis Fund, Inc., and UAM Funds Trust, formerly known as The Regis Fund II, (collectively the "UAM Funds") were organized on October 11, 1988 and May 18, 1994, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Acadian Emerging Markets Portfolio (the "Portfolio"), a portfolio of the UAM Funds, Inc., began operations on June 17, 1993. At October 31, 1995, the UAM Funds were comprised of thirty-four active portfolios. The financial statements of the remaining portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolio in the preparation of its financial statements.

  1. SECURITY VALUATION: Securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities are valued at the mean of the current bid and asked prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value.

  The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. INCOME TAXES: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income is earned.

  Paid in capital, undistributed net investment income and accumulated net realized gain (loss) have been adjusted for permanent book-tax differences. Reclassifications between undistributed net investment income and accumulated net realized gain arose principally from differing book and tax treatments for foreign currency transactions; reclassifications between paid in capital and undistributed net investment income arose principally from differing book and tax treatments for deferred organization costs (Note A7).

  At October 31, 1995, the Portfolio's cost for Federal income tax purposes was $36,982,000. Net unrealized depreciation for Federal income tax purposes aggregated $1,217,000 of which $2,256,000 related to appreciated securities and $3,473,000 related to depreciated securities.

  For the year ended October 31, 1995, the Portfolio utilized a capital loss carryover for Federal income tax purposes of approximately $20,000.

  3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to

                      ACADIAN EMERGING MARKETS PORTFOLIO
  determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the market prices of the securities. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  6. DISTRIBUTIONS TO SHAREHOLDERS: Any distributions from net investment income are declared and paid annually. Any realized net capital gains will also be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to permanent differences as presented in Note A2.

  7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees of the Portfolio have been adjusted to include expense offsets for custodian balance credits.

                      ACADIAN EMERGING MARKETS PORTFOLIO

  Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

B. ADVISORY SERVICES. Under the terms of an Investment Advisory Agreement, Acadian Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of the Portfolio's average daily net assets. The Adviser has agreed to waive all of its advisory fees through June 30, 1995; going forward, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses on behalf of the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offsets arrangements, from exceeding 2.50% of average daily net assets.

C. ADMINISTRATIVE SERVICES. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ("CGFSC") (the "Administrator"), formerly Mutual Funds Service Company ("MFSC"), provides administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month upon inception of a portfolio to $70,000 annually after two years. In addition, the Portfolio is charged certain out of pocket expenses by the Administrator. Prior to September 1, 1995, MFSC was an affiliate of the United States Trust Company of New York and provided administrative services to the UAM Funds under the same terms, conditions and fees as stated above.

D. DISTRIBUTION SERVICES. UAM Fund Distributors, Inc. (the "Distributor"), formerly known as RFI Distributors (a division of Regis Retirement Plan Services, Inc.), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

E. PURCHASES AND SALES. During the year ended October 31, 1995, the Portfolio made purchases of $34,319,000 and sales of $3,669,000 of investment securities other than U.S. Government and short-term securities. There were no purchases and sales of long-term U.S. Government securities.

F. DIRECTORS' FEES. Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of the UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement for expenses incurred in attending Board meetings.

                      ACADIAN EMERGING MARKETS PORTFOLIO

G. OTHER. At October 31, 1995, 70.8% of total shares outstanding were held by one record shareholder owning 10% or greater of the aggregate total shares outstanding.

At October 31, 1995, the net assets of the Portfolio were substantially comprised of foreign denominated securities. Changes in currency exchange rates will affect the value and investment income from such securities.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Acadian Emerging Markets Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Acadian Emerging Markets Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 14, 1995


-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

Foreign taxes accrued during the year ended October 31, 1995 amounting to $58,000 are expected to be passed through to the shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 1995 which shareholders of this Portfolio will receive in late January 1996.

--------------------------------------------------------------------------------

                                   UAM FUNDS
                     ACADIAN INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

Norton H. Reamer                         Peter M. Whitman, Jr.
Director, President                      Director
and Chairman
                                         William H. Park
Mary Rudie Barneby                       Vice President and
Director and                             Assistant Treasurer
Executive Vice President
                                         Karl O. Hartmann
John T. Bennett, Jr.                     Secretary
Director
                                         Robert R. Flaherty
J. Edward Day                            Treasurer
Director
                                         Harvey M. Rosen
Philip D. English                        Assistant Secretary
Director

William A. Humenuk
Director

--------------------------------------------------------------------------------
INVESTMENT ADVISER
 Acadian Asset Management, Inc.
 Two International Place Boston, MA 02110

--------------------------------------------------------------------------------
ADMINISTRATOR
 The Chase Manhattan Bank, N.A.
 73 Tremont Street, Boston, MA 02108-3913

--------------------------------------------------------------------------------
CUSTODIAN
 Morgan Guaranty Trust Company of New York
 60 Wall Street, New York, NY 10260

--------------------------------------------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young
 2600 One Commerce Square Philadelphia, PA 19103

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

--------------------------------------------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 One International Place, 44th Floor Boston, MA 02110

--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------

                                   UAM FUNDS

                                   ACADIAN
                                INTERNATIONAL
                               EQUITY PORTFOLIO

--------------------------------------------------------------------------------


                                 ANNUAL REPORT
                                OCTOBER 31, 1995

Dear Shareholder,

Please find enclosed the Annual Report for the Acadian International Equity Portfolio (the "Portfolio"). This commentary covers the twelve months from November 1, 1994 to October 31, 1995, focusing on the Portfolio's performance and some of the economic and market conditions that impacted returns.

                  THE ACADIAN INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO PERFORMANCE REVIEW

Total return for the fiscal year ended October 31, 1995 was -4.58% in U.S. dollars. The benchmark index, the Morgan Stanley Capital International Index for Europe, Australia, and the Far East (EAFE), returned -0.37% for the same time period.

Over the twelve-month period, country allocation contributed positively to the Portfolio's return, outperforming the benchmark index by a significant margin. However, this was offset by the returns from stock selection, which underperformed the benchmark. (The principal investment focus for the Portfolio is on stock selection, since country attractiveness is but one of a number of variables used for disciplined valuation of the stocks chosen for the Portfolio.)

In general, a value-oriented stock-selection approach was at somewhat of a disadvantage during the first six months of the fiscal year, when the majority of the Portfolio's underperformance occurred. International equity markets experienced a volatile period during the first half of the fiscal year, in which the crisis in Mexico, a weak dollar, and the fear of a global economic slowdown all shook investor confidence. This negatively impacted the returns of value-oriented stocks as investors tended to seek out what they perceived to be safe havens in larger, growth-oriented companies.

Another contributor to the Portfolio's underperformance was its focus on smaller-to-medium sized companies. For example, the Portfolio had a median market capitalization of U.S.$4.6 billion, versus U.S.$17.7 billion for EAFE. Smaller securities were affected by the volatile international environment more strongly than larger ones (just as small- and mid-caps often tend to outperform large-caps under favorable economic conditions, although there is no guarantee that this will occur). This trend reversed itself in the third quarter, but was enough to cause the Portfolio to underperform for the year as a whole.

The second half of the year saw a return to strong positive equity market returns, as the "tequila effect" from Mexico faded and markets were again driven by domestic concerns such as economic recovery and corporate events. Europe had generally positive returns, while the Asia-Pacific region fluctuated in step with Japan's alternate highs and lows. U.S.-based investors saw their international returns eroded somewhat by the strong dollar, which gained significantly against the yen and moderately against other world currencies during the second half.

In terms of specific country allocations and how they affected performance, the Portfolio continued to hold an overweighted position in France. This was rewarded in the first half of the year as the French equity market outperformed EAFE, but detracted from returns in the second half as the market reacted unfavorably to the economic policies of newly elected President Chirac. The United Kingdom was overweighted in the Portfolio for much of the year. This was generally a successful strategy in terms of country allocation, as the U.K. equity market reached an all-time high. Stock selection detracted from U.K. returns in the first half but then came back strongly in the second, driven largely by the utility stocks owned by the Portfolio. Germany was generally underweighted, which detracted from Portfolio returns for the first three quarters, then showed a positive contribution in the final quarter. In terms of the all-important Japanese market, the Portfolio was underweighted for the entire time period. This detracted from returns in the first half of the year as the strong yen led to high Japanese equity returns in dollar terms. In the second half, however, the underweight proved successful as the yen weakened and Acadian's stock selection was generally strong.

ECONOMIC OUTLOOK AND PORTFOLIO STRATEGY

While there are signs of slowing economic growth in the world's major economies, we do not see this near-term slowdown as leading to global recession or having a major adverse effect on equity markets. Despite the run-up in the U.S. market and the possibility of its suffering a correction or flattening, we do not believe that such an event would automatically lead to a similar reaction in the international markets.

We expect to see a continued slowdown of economic growth in many of the world's economies, but view this as a pause in long-term global expansion rather than a prelude to recession. As countries ease fiscal policy in the midst of this slowdown, equity markets should show renewed vigor. We continue to be encouraged by the attractive equity valuations we see in many global markets, particularly in Europe. The dollar's renewed strength should have a positive impact on international corporate earnings, especially in countries with a large number of export-driven companies. Smaller-to-medium, value-oriented equities stand to benefit from this environment, as the combination of currently depressed valuations and potentially lower interest rates should provide the impetus for better relative performance.

Thus, the Portfolio continues to have a weighted average market cap significantly smaller than the EAFE index, and is positioned in more economically sensitive or cyclical companies. We have maintained very attractive fundamental value attributes in the Portfolio. Specifically, the Portfolio has a price/book ratio of 1.2 (versus 2.0 for EAFE), a price/earnings ratio of 11.2 (versus 20.6 for EAFE), and a price/sales measure of 0.3 (versus 0.7 for EAFE).

In terms of specific allocations, our value-oriented stock selection process has led to overweights in a number of key countries, including France, Switzerland, Hong Kong, and Malaysia. We find relatively fewer attractively valued equities in such markets as Japan, Germany, and Singapore, and have moved to a small underweight in the United Kingdom.

It is our view that a value-oriented approach should prosper in the coming months. We believe Acadian's investment process, which combines a fundamental value approach with growth related data, should be adept at finding outperforming companies for the Portfolio.

If we can provide any further information, please contact me at (617) 946-
3500.

Sincerely,

/s/ Churchill Franklin
Churchill Franklin
Senior Vice President

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waiver (also expenses assumed by the Adviser) total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For a complete discussion of the risks associated with international investing, please refer to the Portfolio's prospectus.

Performance Comparison
--------------------------------------------------------------------------------
       COMPARISON OF THE CHANGE IN VALUE OF A $1,000,000 PURCHASE IN THE
                ACADIAN INTERNATIONAL EQUITY PORTFOLIO AND THE
               MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX.

                   ---------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN
                     FOR PERIOD ENDED OCTOBER 31, 1995**
                   ---------------------------------------
                      1 YEAR            SINCE 3/29/93*
                   ---------------------------------------
                      -4.58%                  7.74%
                   ---------------------------------------

                             [GRAPH APPEARS HERE]

                                                  3/29/93*  10/31/93  10/31/94  10/31/95
                                                  -------   --------  --------  --------
ACADIAN INTERNATIONAL EQUITY PORTFOLIO+           1,000,000 1,177,000 1,270,400 1,213,170
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX+  1,000,000 1,209,700 1,331,900 1,326,972

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations

** Total return reflects fees waived and expenses assumed by the Adviser.
   Without such waiver of fees and expenses assumed, total return would be lower.

+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities (net of withholding taxes) in the index.

                      Definition of the Comparative Index
                      -----------------------------------

The morgan Stanley Capital International EAFE Index is an unmanaged index composed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Please note that one can not invest in an unmanaged index.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                          VALUE
                                                                  SHARES (000)+
-------------------------------------------------------------------------------
 COMMON STOCKS (98.3%)
-------------------------------------------------------------------------------
 AUSTRALIA (2.4%)
  Australia & New Zealand Banking Group Ltd.....................  10,900 $   46
  Caltex Australia Ltd..........................................   4,000     13
                                                                         ------
                                                                             59
-------------------------------------------------------------------------------
 CANADA (2.5%)
  Bank of Nova Scotia...........................................     600     13
  Canadian Imperial Bank of Commerce............................     800     22
  Metro-Richeliee, Inc., Class A................................   2,100     28
                                                                         ------
                                                                             63
-------------------------------------------------------------------------------
 FRANCE (15.1%)
  Accor S.A. ...................................................     150     18
  Bail Investissement...........................................     100     17
 *Bollore Technologies S.A......................................     150     14
  Christian Dior S.A............................................     500     49
  Compagnie Generale D'Industrie et de Participations (C.G.I.P.).    187     35
  Credit Local de France........................................     200     16
  De Dietrich et Compagnie S.A..................................     500     25
  Gaumont S.A...................................................     650     39
  Marine-Wendel.................................................     450     36
  Parisienne de Reescompte......................................     440     34
  Saint Louis...................................................     150     43
  Societe Financiere Interbail..................................     250     16
  Sommer-Allibert Industrie AG..................................     100     26
  Union des Assurances Federales................................      50      5
                                                                         ------
                                                                            373
-------------------------------------------------------------------------------
 GERMANY (3.5%)
  BASF AG.......................................................     150     33
  Bayer AG......................................................     200     53
                                                                         ------
                                                                             86
-------------------------------------------------------------------------------
 HONG KONG (3.2%)
  Kumagai Gumi Ltd..............................................  44,000     33
  Semi-Tech (Global) Ltd........................................  17,000     27
  Tai Cheung Properties.......................................... 21,000     18
                                                                         ------
                                                                             78
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                   SHARES (000)+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 ITALY (1.3%)
  Banca Nazionale del Lavoro Di Risp (NCS)........................  2,100 $   15
  Unipol..........................................................  3,850     17
                                                                          ------
                                                                              32
--------------------------------------------------------------------------------
 JAPAN (37.6%)
  Asahi Denka Kogyo KK............................................  5,000     39
  Chibu Shiryu....................................................  2,000     19
  Chiyoda Fire & Marine Insurance Co., Ltd........................  4,000     21
  Daikyo, Inc.....................................................  5,000     33
  Dowa Fire & Marine Insurance Co. ...............................  4,000     19
  Fuji Fire & Marine Insurance....................................  8,000     39
  Fuji Oil........................................................  4,000     26
  Fuji Photo Film Co., Ltd........................................  1,000     25
  Fujikura Rubber.................................................  2,000      9
  Fujita Corp. ...................................................  3,000     14
  Gifu Bank.......................................................    600      2
  Hitachi Ltd. ...................................................  6,000     62
 *Japan Steel Works............................................... 14,000     34
  Marubeni Corp...................................................  1,000      5
 *Mazda Motor Corp. ..............................................  5,000     16
  Matsushita Electric Industrial Co., Ltd. .......................  3,000     43
  Mitsubishi Electric Corp. ......................................  6,000     45
  Mitsubishi Oil..................................................  5,000     40
  Nichimen Corp...................................................  5,000     18
  Nippon Chemical Industrial......................................  4,000     30
  Nippon Shinpan Co. .............................................  6,000     37
  Nissho Corp.....................................................  1,210     12
  Nissho Iwai Corp................................................  6,000     22
  Pioneer Electronic Corp.........................................  2,000     31
  Shinwa Bank Ltd. ...............................................  1,000      6
  Shiseido Co Ltd. ...............................................  4,000     40
  Sumitomo Realty & Development...................................  2,000     13
  Suntelephone Co., Ltd...........................................  2,000     12
  TDK Corp........................................................  1,000     51

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                   SHARES (000)+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
JAPAN--(CONTINUED)
 Tokyo Construction Co............................................  6,000 $   27
 Tokyo Sowa Bank..................................................  1,000      4
 Toyo Suisan Kaisha...............................................  3,000     30
 Yakult Honsha....................................................  3,000     38
 Yamaichi Securities Co...........................................  8,000     42
 Yamatake-Honeywell Co., Ltd......................................  2,000     27
                                                                          ------
                                                                             931
--------------------------------------------------------------------------------
MALAYSIA (2.6%)
 Bandar Raya Developments Bhd. ...................................  7,000     10
 MBF Capital Bhd.................................................. 13,000     12
 Oriental Holdings Bhd............................................  6,000     28
 Rashid Hussein Bhd...............................................  6,000     15
                                                                          ------
                                                                              65
--------------------------------------------------------------------------------
NETHERLANDS (3.1%)
 DSM N.V. ........................................................    500     38
 International Muller N.V.........................................    104      7
 Koninklijke Hoogovens CVA........................................    930     32
                                                                          ------
                                                                              77
--------------------------------------------------------------------------------
NEW ZEALAND (0.4%)
 Lion Nathan Ltd..................................................  4,800     11
--------------------------------------------------------------------------------
SINGAPORE (1.0%)
 Singapore Bus Service (Foreign)..................................  3,600     24
--------------------------------------------------------------------------------
SPAIN (0.4%)
 Europistas Concesionaria Espanola SA.............................  1,583     11
--------------------------------------------------------------------------------
SWEDEN (2.8%)
 Mo Och Domsjo AB, Class B Free...................................    800     41
 SSAB Svenkst Stal AB, Class B....................................  1,200     12
 Stena Line, Class B..............................................  3,125     16
                                                                          ------
                                                                              69
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                        VALUE
                                                                 SHARES (000)+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 SWITZERLAND (7.9%)
  Aare-Tessin AG (Registered)...................................     50 $   34
  Baer Holding AG (Bearer)......................................     20     24
  Baloise Holding Ltd...........................................     10     21
  Ciba-Geigy AG (Registered)....................................     70     60
  Compagnie Financiere Richemont AG, Class A....................     30     42
  SGS Societe Generale de Surveillance Holding S.A.
   (Registered).................................................     40     14
                                                                        ------
                                                                           195
-------------------------------------------------------------------------------
 UNITED KINGDOM (14.5%)
  Anglian Water plc.............................................  4,400     39
  Bank of Scotland.............................................. 12,600     50
  Bristol Water Holding plc.....................................  1,100     21
  British Steel plc............................................. 13,000     34
  General Accident plc..........................................  4,000     41
  Guardian Royal Exchange plc................................... 10,900     39
  Kwik Fit Holdings plc.........................................  5,436     15
  Midlands Electricity plc......................................  2,200     34
 *National Home Loans Holdings plc..............................  7,800     11
  Royal Insurance plc...........................................  6,800     42
  Sun Alliance Group plc........................................  5,600     33
                                                                        ------
                                                                           359
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $2,258)..............................         2,433
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS (98.3%) (COST $2,258)........................         2,433
-------------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES (1.7%)
-------------------------------------------------------------------------------
  Cash..........................................................            49
  Foreign Currency (Cost $62)...................................            63
  Receivable for Investments Sold...............................           200
  Dividends Receivable..........................................            10
  Receivable due from Investment Adviser........................             7
  Other Assets..................................................             2
  Payable for Investments Purchased.............................          (260)
  Payable for Administrative Fees...............................            (7)
  Payable for Custodian Fees....................................            (4)
  Payable for Directors' Fees...................................            (1)
  Other Liabilities.............................................           (17)
                                                                        ------
                                                                            42
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                         (000)+
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 214,505 outstanding $0.001 par value Institutional Class shares
  (authorized 25,000,000 shares)........................................ $2,475
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE................ $11.54
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+ See Note A to Financial Statements
* Non-Income Producing Security
NCS--Non-Convertible Shares

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995 (Unaudited)

At October 31, 1995 sector diversification of the Portfolio was as follows:

                                                                  % OF   MARKET
                                                                  NET    VALUE
SECTOR DIVERSIFICATION                                           ASSETS  (000)
----------------------                                           ------  ------
Automotive......................................................   2.7%  $   68
Banks...........................................................   3.3       81
Beverages, Food & Tobacco.......................................   6.2      154
Chemicals.......................................................   8.8      217
Construction....................................................   4.7      117
Consumer Durables...............................................   2.0       49
Consumer Non-Durables...........................................   0.7       18
Consumer Staples................................................   1.6       40
Electronics.....................................................  12.5      310
Energy..........................................................   4.6      113
Entertainment & Leisure Time....................................   1.6       39
Financial Services..............................................  13.3      329
Holding Company.................................................   4.6      115
Insurance.......................................................  11.2      278
Lodging & Restaurants...........................................   0.7       18
Manufacturing...................................................   3.0       73
Metals..........................................................   1.9       46
Paper & Packaging...............................................   1.7       41
Real Estate.....................................................   3.6       89
Services........................................................   2.4       59
Telecommunications..............................................   0.5       12
Transportation..................................................   1.6       40
Utilities.......................................................   5.1      127
                                                                 -----   ------
Total Investment Portfolio......................................  98.3    2,433
Other Assets and Liabilities (Net)..............................   1.7       42
                                                                 -----   ------
Net Assets...................................................... 100.0%  $2,475
                                                                 =====   ======

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS

                                                                       YEAR
                                                                       ENDED
                                                                    OCTOBER 31,
(In Thousands)                                                         1995
-------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends...................................................          $  63
 Interest....................................................              2
 Less: Foreign Taxes Withheld................................             (8)
-------------------------------------------------------------------------------
  Total Income...............................................             57
-------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee.................................................. $ 18
  Less: Fees Waived..........................................  (18)      --
                                                              ----
 Administrative Service Fees--Note C.........................             77
 Custodian Fees..............................................             17
 Audit Fees..................................................             13
 Printing Expenses...........................................             11
 Registration and Filing Fees................................              4
 Directors' Fees--Note F.....................................              3
 Other Expenses..............................................              2
 Expenses Assumed by the Adviser--Note B.....................            (67)
-------------------------------------------------------------------------------
  Total Expenses.............................................             60
 Expense Offset--Note A......................................             (1)
-------------------------------------------------------------------------------
  Net Expenses...............................................             59
-------------------------------------------------------------------------------
NET INVESTMENT LOSS..........................................             (2)
-------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments................................................             47
  Foreign Exchange Transactions..............................             (4)
-------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON INVESTMENTS AND FOREIGN EXCHANGE
 TRANSACTIONS................................................             43
-------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS AND
 FOREIGN EXCHANGE TRANSLATIONS...............................           (153)
-------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FOREIGN EXCHANGE TRANSACTIONS....           (110)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.........          $(112)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR        YEAR
                                                           ENDED       ENDED
                                                        OCTOBER 31, OCTOBER 31,
(In Thousands)                                             1994        1995
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net Investment Loss...................................   $   (9)     $   (2)
 Net Realized Gain.....................................       60          43
 Net Change in Unrealized Appreciation (Depreciation)..      124        (153)
-------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations..........................................      175        (112)
-------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Realized Gain.....................................      (59)        (51)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................      147         161
      --In Lieu of Cash Distributions..................       --          50
 Redeemed..............................................     (100)         --
-------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........       47         211
-------------------------------------------------------------------------------
 Total Increase........................................      163          48
Net Assets:
 Beginning of Year.....................................    2,264       2,427
-------------------------------------------------------------------------------
 End of Year (2).......................................   $2,427      $2,475
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(1) Shares Issued and Redeemed:
 Shares Issued.........................................       12          13
 In Lieu of Cash Distributions.........................       --           5
 Shares Redeemed.......................................       (8)         --
-------------------------------------------------------------------------------
                                                               4          18
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(2) Net Assets Consist of:
 Paid in Capital.......................................   $2,046      $2,256
 Undistributed Net Investment Income...................        5          --
 Accumulated Net Realized Gain.........................       47          43
 Unrealized Appreciation...............................      329         176
-------------------------------------------------------------------------------
                                                          $2,427      $2,475
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              MARCH 29,      YEAR        YEAR
                                              1993** TO      ENDED       ENDED
                                             OCTOBER 31,  OCTOBER 31, OCTOBER 31,
                                                1993         1994        1995
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......    $10.00       $11.77      $12.37
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Loss (1)...................     (0.04)       (0.04)      (0.01)
 Net Realized and Unrealized Gain (Loss)...      1.81         0.95       (0.56)
---------------------------------------------------------------------------------
  Total from Investment Operations.........      1.77         0.91       (0.57)
---------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Realized Gain.........................       --         (0.31)      (0.26)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............    $11.77       $12.37      $11.54
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
TOTAL RETURN...............................     17.70%+       8.02%+     (4.58)%+
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)......    $2,264       $2,427      $2,475
Ratio of Expenses to Average Net Assets
 (1).......................................      2.50%*       2.50%       2.54%#
Ratio of Net Investment Loss to Average Net
 Assets (1)................................     (0.76)%*     (0.38)%     (0.11)%
Portfolio Turnover Rate....................        44%          56%         76%
---------------------------------------------------------------------------------

  *  Annualized
 **  Commencement of operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 (1) Net of voluntarily waived fees and expenses assumed by the Adviser for the period ended October 31, 1993, and the years ended October 31, 1994 and 1995 of $0.14, $0.21 and $0.46 per share, respectively.
  # For the year ended October 31, 1995, the Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 2.50%.

   The accompanying notes are an integral part of the financial statements.

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc., formerly known as The Regis Fund, Inc., and UAM Funds Trust, formerly known as The Regis Fund II, (collectively the "UAM Funds") were organized on October 11, 1988 and May 18, 1994, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Acadian International Equity Portfolio (the "Portfolio"), a portfolio of the UAM Funds, Inc., began operations on March 29, 1993. At October 31, 1995, the UAM Funds were comprised of thirty-four active portfolios. The financial statements of the remaining portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolio in the preparation of its financial statements.

  1. SECURITY VALUATION: Securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities are valued at the mean of the current bid and asked prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value.

  The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. INCOME TAXES: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income is earned.

  Paid in capital, undistributed net investment income and accumulated net realized gain have been adjusted for permanent book-tax differences. Reclassifications between undistributed net investment income and accumulated net realized gain arose principally from differing book and tax treatments for foreign currency transactions; reclassifications between paid in capital and undistributed net investment income arose principally from differing book and tax treatments for deferred organization costs (Note A7).

  At October 31, 1995, the Portfolio's cost for Federal income tax purposes was $2,258,000. Net unrealized appreciation for Federal income tax purposes aggregated $175,000 of which $242,000 related to appreciated securities and $67,000 related to depreciated securities.

  3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO
  of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. The Portfolio does not isolate that portion of realized or unrealized gain and loss resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. Net realized gain and loss on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gain or loss realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  6. DISTRIBUTIONS TO SHAREHOLDERS: Any distributions from net investment income are declared and paid annually. Any realized net capital gains will also be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on forward foreign currency contracts and permanent differences as presented in Note A2.

  7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees have been adjusted to include expense offsets for custodian balance credits. Costs incurred

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO
  by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

B. ADVISORY SERVICES. Under the terms of an Investment Advisory Agreement, Acadian Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the first $50 million of average daily net assets, 0.65% of the next $50 million of average daily net assets, 0.50% of the next $100 million average daily net assets and 0.40% of the average daily net assets in excess of $200 million. The Adviser has agreed to waive all of its advisory fees through June 30, 1995; going forward, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses on behalf of the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offsets arrangements, from exceeding 2.50% of average daily net assets.

C. ADMINISTRATIVE SERVICES. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ("CGFSC") (the "Administrator"), formerly Mutual Funds Service Company ("MFSC"), provides administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month upon inception of a portfolio to $70,000 annually after two years. In addition, the Portfolio is charged certain out of pocket expenses by the Administrator. Prior to September 1, 1995, MFSC was an affiliate of the United States Trust Company of New York and provided administrative services to the UAM Funds under the same terms, conditions and fees as stated above.

D. DISTRIBUTION SERVICES. UAM Fund Distributors, Inc. (the "Distributor"), formerly known as RFI Distributors (a division of Regis Retirement Plan Services, Inc.), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

E. PURCHASES AND SALES. During the year ended October 31, 1995, the Portfolio made purchases of $1,992,000 and sales of $1,753,000 of investment securities other than U.S. Government and short-term securities. There were no purchases and sales of long-term U.S. Government securities.

F. DIRECTORS' FEES. Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of the UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement for expenses incurred in attending Board meetings.

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO

G. LINE OF CREDIT. The Acadian International Equity Portfolio, along with certain other portfolios of the UAM Funds, collectively entered into an agreement which enables it to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of portfolio shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on their average daily unused portion of the line of credit. During the year ended October 31, 1995, there were no borrowings under the agreement.

H. OTHER. At October 31, 1995, 98.7% of total shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding.

At October 31, 1995, the net assets of the Portfolio were substantially comprised of foreign denominated securities. Changes in currency exchange rates will affect the value and investment income from such securities.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

I. SUBSEQUENT EVENT. Effective January 1, 1996, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses on behalf of the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses after the effect of expense offsets arrangements from exceeding 1.00% of average daily net assets.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Acadian International Equity Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Acadian International Equity Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc. at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 14, 1995


-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Acadian International Equity Portfolio hereby designates $18,000 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its federal income tax return.

--------------------------------------------------------------------------------

                                   UAM FUNDS
                                 DSI PORTFOLIOS

--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                       William A. Humenuk
Director, President                    Director
and Chairman
                                       Peter M. Whitman, Jr.
Mary Rudie Barneby                     Director
Director and Executive
Vice President                         William H. Park
                                       Vice President and Assistant Treasurer
John T. Bennett, Jr.
Director                               Karl O. Hartmann
                                       Secretary
J. Edward Day
Director                               Robert R. Flaherty
                                       Treasurer
Philip D. English
Director                               Harvey M. Rosen
                                       Assistant Secretary
--------------------------------------------------------------------------------

INVESTMENT ADVISER
 Dewey Square Investors Corporation
 One Financial Center, Boston, MA 02111

--------------------------------------------------------------------------------

ADMINISTRATOR
 The Chase Manhattan Bank, N.A.
 73 Tremont Street, Boston, MA 02108-3913

--------------------------------------------------------------------------------

CUSTODIAN
 Morgan Guaranty Trust Company of New York
 60 Wall Street, New York, NY 10260

--------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young
 2600 One Commerce Square, Philadelphia, PA 19103

--------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

--------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 One International Place, 44th Floor, Boston, MA 02110

--------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------

                                   UAM FUNDS

                                 DSI PORTFOLIOS

--------------------------------------------------------------------------------



                                 ANNUAL REPORT
                                OCTOBER 31, 1995

UAM FUNDS                                                         DSI PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Statement of Net Assets
  Disciplined Value.........................................................   7
  Limited Maturity Bond.....................................................  12
  Money Market..............................................................  16
Statements of Operations....................................................  19
Statement of Changes in Net Assets
  Disciplined Value.........................................................  20
  Limited Maturity Bond.....................................................  21
  Money Market..............................................................  22
Financial Highlights
  Disciplined Value.........................................................  23
  Limited Maturity Bond.....................................................  24
  Money Market..............................................................  25
Notes to Financial Statements...............................................  26
Report of Independent Accountants...........................................  30

--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report on the investment results and strategies for the Disciplined Value Portfolio, the Limited Maturity Bond Portfolio and the Money Market Portfolio.

DISCIPLINED VALUE PORTFOLIO

For the year ended October 31, 1995, the Disciplined Value Portfolio had a good year, returning 20.12% versus 17.88% for the Lipper Equity Income Funds Average and 26.41% for the Standard & Poor's 500 Index.

The year ended October 31, 1995 was a strong year for the equity markets. Although falling short of the near 10% gains of the first two quarters of 1995, the S&P 500 Index continued its powerful surge in the third calendar quarter, rising almost 8% on a total return basis. Investors appear to believe that the Federal Reserve has succeeded in creating an environment of moderate growth and low inflation. In this scenario, the bond market becomes less attractive relative to the stock market as interest rates stabilize within a relatively narrow trading range. Fortunately, moderate economic growth allows corporations to function efficiently and can lead to good earnings growth without the need to resort to inflationary price increases. Corporate America continues in a conservative mode, focusing on cost cutting and restructuring rather than on massive capital spending and/or price gouging. A preliminary survey of third quarter earnings reports reinforces our belief that the earnings required to support the stock market at current levels will be forthcoming.

During the first two calendar quarters, the Portfolio trailed the S&P 500 Index primarily due to the strength of the technology sector, however, stock selection produced attractive returns relative to the broad market in the third calendar quarter. Part of the reason was that the high-flying TECHNOLOGY sector slowed substantially from its first half pace, (but still managed a 6% rise). In addition, areas of the Portfolio with more of a value orientation did even better. The FINANCIAL area, for example, rose 17% led by Chemical Banking (+30%, as it plans to merge with Chase Manhattan Bank), American Express (+27%), Aetna (+18%), Bank of New York (+16%), and BankAmerica (+15%). Our significant overweighting here helped as well. The UTILITY sector benefited greatly from the benign interest rate environment and rose 13%, led in the Portfolio by AT & T (+25% on a massive restructuring), NYNEX (+19%), and GTE (+16%).

The TRANSPORTATION sector of the Portfolio also performed very well (+37%), largely due to the strength in Southern Pacific Rail (+54%, as it was acquired by Union Pacific). The BASIC INDUSTRIAL sector was only a modest performer in the overall market, but our stock picking was exceptional here and led to an overall 12% gain (Olin +35%, James River +23%, Hercules +19%, and IMC Global +17%). Lastly, the MEDICAL & HEALTH sector rose 16%, led by Tenet Healthcare (+22%) and Upjohn (+20%, as it merged with Pharmacia).

After experiencing a very good third calendar quarter, October was a challenging month. Much of the underperformance versus the S&P 500 Index was due to our overweight in the Financial area, as holdings such as Chemical, Bank of New York and BankAmerica gave back the gains they made in the previous months by declining 15%. However, we used the weakness in the stocks as a buying opportunity and believe the Portfolio is well positioned for the coming months.

The Portfolio received two stocks that were spun-off from their parent companies: Crown Vantage (a speciality paper company) spun from James River, and Allstate (the insurer) spun from Sears, Roebuck. The only new name during the quarter was Jefferson Smurfit, a containerboard and box manufacturing company selling at extremely attractive valuations.

LIMITED MATURITY BOND PORTFOLIO

The fixed income markets for the year ended October 31, 1995 reversed themselves from the prior year as rates declined significantly. For example, 10-year U.S. Treasury Note yielded 6.02% on October 31, 1995, down from 7.82% at the end of 1994. The majority of the decline came in the first half of 1995 and the third quarter saw only modest changes in the level of interest rates. In this environment, the Portfolio returned 9.58% as compared to the Lipper 1-5 Year Short Investment Grade Debt Funds Average return of 8.79% and the Merrill Lynch 1-4.99 Year Corporate/Government Bond Index (gross of fees) return of 10.48%. Beginning with this report, we are now comparing the Portfolio's performance to the Merrill Lynch 1-4.99 Year Corporate/Government Bond Index (gross of fees) rather than the Lehman Brothers Intermediate Government/Corporate Index. The Merrill Lynch 1-4.99 Year Corporate/Government Bond Index (gross of fees) is a better benchmark for the type and maturity characteristics of securities we hold in the Portfolio.

A major reason for the drop in rates this year has been a conviction by credit market participants that a Federal balanced-budget deal was possible. To balance the Federal budget by 2002, we need to reduce government spending by a total of $983 billion. To help achieve this lofty target, House Speaker Gingrich introduced a new Medicare/Medicaid plan on September 21, 1995 that aims for spending cuts in these areas of $450 billion by 2002. Achieving these goals, however, will not be easy. To the extent that the Speaker's plan becomes watered down significantly, a reversal in interest rates could occur. We believe that only a portion of the $450 billion of targeted cuts will be achieved.

While our budgetary drama plays out, global investors have other attractive countries in which to invest. With the exception of deflationary Japan, America has the lowest real yield at 3.42%--significantly below the 4.8% average that has prevailed since the passage of the Humphrey/Hawkins bill in 1979. This combination of low absolute and relative yields has prompted us to keep the average duration of the Portfolio 5% to 8% less than that of its benchmark index.

The yield curve, which describes the yields available at various maturities, is today flatter than normal. For example, short-term money market rates were at 5.75% and the 10-year U.S. Treasury yields a mere 30 basis points (0.30%) more at 6.05% as of September 30, 1995. This put us in the advantageous position of taking a less aggressive (i.e. shorter duration) stance on interest rate changes without incurring the usual penalty of a yield "give-up."

We continue to believe that mortgage-backed securities offer the best value in the domestic fixed income market today. We own a combination of U.S. Agency-backed pass-throughs (issued by Fannie Mae, Freddie Mac, and Ginnie Mae) and Collateralized Mortgage Obligations (CMOs). As always, we carefully screen the CMO investment choices and avoid all derivative CMOs and those others that exhibit volatile price characteristics. We also continue to use the F.F.I.E.C. (Federal Financial Institutions Examining Committee) standard which Banks must follow in investing in CMOs.

Corporate spreads are very tight relative to U.S. Treasuries, but we have no expectation that they will widen in the near term. For this reason, we continue to hold corporates but will not take an aggressive overweighting at this time.

MONEY MARKET PORTFOLIO

The Money Market Portfolio had a 7-day current yield as of October 31, 1995 of 5.93% verses 5.22% for the Donoghue Money Fund All Taxable Average.

We continue to pursue a strategy of investing in only the highest quality short-term investments in the Portfolio. Within this framework, we seek to find the best yielding commercial paper and repurchase agreement dealers for the Portfolio. The Portfolio, as a percentage of net assets, is currently invested 67% commercial paper, 29% repurchase agreements and 4% corporate bonds. For your information, the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

                                          Sincerely,


                                          /s/ Peter M. Whitman

                                          Peter M. Whitman
                                          President & Chief Investment Officer

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Yields will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------
          COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN
                      THE DSI DISCIPLINED VALUE PORTFOLIO
                AND THE STANDARD & POOR'S 500 INDEX (S&P 500).

                    ---------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED OCTOBER 31, 1995
                    ---------------------------------------
                      1 YEAR        5 YEAR   SINCE 12/12/89*
                    ---------------------------------------
                      20.12%        16.64%        9.90%
                    ---------------------------------------

                             [GRAPH APPEARS HERE]

                                  12/12/89*  10/31/90  10/31/91  10/31/92  10/31/93  10/31/94  10/31/95
                                  --------   --------  --------  --------  --------  --------  --------
DSI DISCIPLINED VALUE PORTFOLIO+  100,000     80,739   107,345   115,024   140,236   145,120   174,318
S&P 500 INDEX+                    100,000     88,550   118,150   129,900   149,270   158,750   200,676

                             [GRAPH APPEARS HERE]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.

* Commencement of Operations
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
                      -----------------------------------

The S & P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Please note that one can not invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
  COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN THE DSI LIMITED MATURITY BOND PORTFOLIO, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE
 INDEX, THE LIPPER 1-5 YEAR SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE, AND THE
           MERRILL LYNCH 1-4.99 YEAR CORPORATE/GOVERNMENT BOND INDEX

                    ---------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED OCTOBER 31, 1995
                    ---------------------------------------
                      1 YEAR       5 YEAR   SINCE 12/18/89*
                    ---------------------------------------
                      9.58%         7.30%        7.05%
                    ---------------------------------------

                             [GRAPH APPEARS HERE]

                                                            12/18/89*  10/31/90  10/31/91  10/31/92  10/31/93  10/31/94  10/31/95
                                                            --------   --------  --------  --------  --------  --------  --------
DSI LIMITED MATURITY BOND PORTFOLIO+                        100,000    104,885   119,276   131,234   138,083   136,166   149,211
LIPPER 1-5 YEAR SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE   100,000    105,610   118,060   128,090   137,340   137,477   149,562
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE INDEX+    100,000    106,080   120,751   132,826   146,029   143,210   161,169
MERRILL LYNCH 1-4.99 YEAR CORPORATE/GOVERNMENT BOND INDEX+  100,000    106,941   120,239   131,411   141,487   140,737   155,492

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they man be worth more or less than the original cost.

* Commencement of Operations
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions.

     Definitions of the Comparative Indices and the Lipper 1-5 Year Short
     --------------------------------------------------------------------
                     Investment Grade Debt Funds Average.
                     ------------------------------------

The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index composed or a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate non-convertible corporate debt. Also included are Yankee bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

The Lipper 1-5 Year Short Investment Grade Debt Funds Average is an average of 160 funds that invest at least 65% of assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of 5 years or less.

The Merrill Lynch 1-4.99 Year Corporate/Government Bond Index is an unmanaged index composed or U.S. Treasuries, agencies and corporates with maturities form 1 to 4.99 years. Corporates are investment grade only (rated in the top four grades).

Please note that one can not invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
          COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN
                        THE DSI MONEY MARKET PORTFOLIO
                    AND THE DONAGHUE'S MONEY FUND AVERAGE.

                    ---------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                      FOR PERIOD ENDED OCTOBER 31, 1995**
                    ---------------------------------------
                     1 YEAR       5 YEAR   SINCE 12/28/89*
                    ---------------------------------------
                      5.48%        4.23%       4.74%
                    ---------------------------------------

                             [GRAPH APPEARS HERE]

                               12/28/89*  10/31/90  10/31/91  10/31/92  10/31/93  10/31/94  10/31/95
                               --------   --------  --------  --------  --------  --------  --------
DSI MONEY MARKET PORTFOLIO+    100,000    106,587   113,083   117,224   120,312   124,283   131,094
DONAGHUE'S MONEY FUND AVERAGE  100,000    106,520   113,080   117,280   120,470   124,361   131,102

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations
+ The Portfolio's performance assumes the reinvestment of all dividends and distributions.
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.

                Definition of the Donaghue's Money Fund Average
                -----------------------------------------------

Donaghue's Money Fund Average is an average of all major money market fund yields, published weekly for 7- and 30- day yields.

Please note that one can not invest in an unmanaged index.

DSI DISCIPLINED VALUE PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                          VALUE
                                                                   SHARES (000)+
--------------------------------------------------------------------------------
 COMMON STOCKS (85.7%)
--------------------------------------------------------------------------------
 AUTOMOTIVE (2.7%)
 General Motors Corp.............................................   4,800 $  210
 *Varity Corp....................................................  30,000  1,088
                                                                          ------
                                                                           1,298
--------------------------------------------------------------------------------
 BASIC RESOURCES (1.5%)
 IMC Global, Inc.................................................  10,000    700
--------------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (0.5%)
 ConAgra, Inc....................................................   6,000    232
--------------------------------------------------------------------------------
 CONSUMER DURABLES (3.5%)
 General Motors Corp., Class H...................................  40,000  1,680
--------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (6.0%)
 Anheuser-Busch Cos., Inc........................................   4,000    264
 Kmart Corp......................................................  30,000    244
 Limited (The), Inc..............................................  45,400    834
 Liz Claiborne, Inc..............................................   7,000    199
 Philip Morris Cos., Inc.........................................  10,500    887
 *Ryan's Family Steak House, Inc.................................  27,000    209
 Sears, Roebuck & Co.............................................   6,800    231
                                                                          ------
                                                                           2,868
--------------------------------------------------------------------------------
 ELECTRONICS (0.5%)
 National Service Industries, Inc................................   8,800    262
--------------------------------------------------------------------------------
 ENERGY (9.8%)
 British Petroleum Co. plc ADR...................................  19,000  1,677
 Exxon Corp......................................................   8,500    649
 Mobil Corp......................................................   4,500    453
 Texaco, Inc.....................................................  14,600    995
 Union Texas Petroleum Holdings, Inc.............................  35,000    630
 United Meridian Corp............................................  11,000    186
 Valero Energy Corp..............................................   5,000    118
                                                                          ------
                                                                           4,708
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                  SHARES (000)+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 FINANCIAL SERVICES (15.8%)
 Aetna Life & Casualty Co.......................................  17,000 $ 1,196
 American Express Co............................................  20,000     812
 Aon Corp.......................................................   1,000      41
 Bank of New York Co., Inc......................................   7,000     294
 BankAmerica Corp...............................................  30,000   1,725
 Chase Manhattan Corp...........................................   6,500     370
 Chemical Banking Corp..........................................  26,000   1,479
 DeBartolo Realty Corp..........................................  15,000     195
 First Colony Corp..............................................   7,000     191
 Torchmark Corp.................................................  30,000   1,245
                                                                         -------
                                                                           7,548
--------------------------------------------------------------------------------
 HEALTH CARE (6.2%)
 American Home Products Corp....................................   2,500     222
 Baxter International, Inc......................................  48,000   1,854
 *Tenent Healthcare Corp........................................  50,000     894
                                                                         -------
                                                                           2,970
--------------------------------------------------------------------------------
 INDUSTRIAL (12.4%)
 Cooper Industries, Inc.........................................  22,500     759
 Hercules, Inc..................................................  19,000   1,014
 Imperial Chemical Industries plc, ADR..........................   5,000     243
 International Paper Co.........................................  24,000     888
 Lubrizol Corp..................................................   5,000     144
 Olin Corp......................................................   7,000     448
 United Technologies Corp.......................................  20,000   1,775
 USX-US Steel Group, Inc........................................  20,000     598
 *WHX Corp......................................................  10,000     104
                                                                         -------
                                                                           5,973
--------------------------------------------------------------------------------
 INSURANCE (0.5%)
 Allstate Corp..................................................   6,400     235
--------------------------------------------------------------------------------
 MINING (1.7%)
 Barrick Gold Corp..............................................  35,000     809
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                          VALUE
                                                                  SHARES (000)+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 PAPER & PACKAGING (2.4%)
 Crown Vantage, Inc.............................................  18,500 $   361
 James River Corp. of Virginia..................................   6,600     212
 *Jefferson Smurfit Corp........................................  50,000     594
                                                                         -------
                                                                           1,167
--------------------------------------------------------------------------------
 PHARMACEUTICALS (4.7%)
 Smithkline Beecham plc ADR.....................................  38,500   1,997
 Upjohn Co......................................................   5,000     254
                                                                         -------
                                                                           2,251
--------------------------------------------------------------------------------
 SERVICES (4.2%)
 *Information Resources, Inc....................................  11,000     118
 International Business Machines Corp...........................  19,300   1,877
                                                                         -------
                                                                           1,995
--------------------------------------------------------------------------------
 TECHNOLOGY (5.2%)
 *Digital Equipment Corp........................................  32,000   1,732
 Xerox Corp.....................................................   6,000     778
                                                                         -------
                                                                           2,510
--------------------------------------------------------------------------------
 TRANSPORTATION (1.0%)
 Norfolk Southern Corp..........................................   6,000     463
--------------------------------------------------------------------------------
 UTILITIES (7.1%)
 AT&T Corp. ....................................................   4,000     256
 GTE Corp.......................................................  10,000     412
 NYNEX Corp.....................................................   5,100     240
 Telefonos de Mexico S.A. ADR, Class L..........................  39,000   1,073
 Texas Utilities Co.............................................  39,274   1,443
                                                                         -------
                                                                           3,424
--------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (Cost $38,151).............................          41,093
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                      VALUE
                                                             SHARES  (000)+
-----------------------------------------------------------------------------
 PREFERRED STOCKS (3.1%)
-----------------------------------------------------------------------------
 CONSUMER NON-DURABLES
  (1.3%)
 RJR Nabisco Holdings, Series C, $0.6012.................... 104,200 $   651
-----------------------------------------------------------------------------
 INDUSTRIAL (1.8%)
 *WHX Corp. Series A, 6.50%.................................  19,200     847
-----------------------------------------------------------------------------
 TOTAL PREFERRED STOCKS
  (Cost $1,810).............................................           1,498
-----------------------------------------------------------------------------
                                                              FACE
                                                             AMOUNT
                                                              (000)
-----------------------------------------------------------------------------
 CONVERTIBLE DEBENTURE (0.6%)
-----------------------------------------------------------------------------
 TECHNOLOGY (0.6%)
 Data General Corp. 7.75%,
  06/1/01 (Cost $254)....................................... $   300     285
-----------------------------------------------------------------------------
 SHORT TERM INVESTMENT (8.7%)
-----------------------------------------------------------------------------
 REPURCHASE AGREEMENT (8.7%)
 J.P. Morgan Securities, Inc. 5.35%, dated
  10/31/95, due 11/1/95, to be repurchased at $4,139,
  collateralized by $3,748 United States Treasury
  Bond, 7.25%, due 5/15/16, valued at $4,221. (Cost
  $4,138)...................................................   4,138   4,138
-----------------------------------------------------------------------------
 TOTAL INVESTMENTS (98.1%)
  (Cost $44,353)............................................          47,014
-----------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES (1.9%)
-----------------------------------------------------------------------------
 Cash.......................................................              75
 Receivable for Investments Sold............................           2,713
 Dividends Receivable.......................................             103
 Interest Receivable........................................              10
 Other Assets...............................................              11
 Payable for Investments Purchased..........................          (1,916)
 Payable for Investment Advisory Fees.......................             (31)
 Payable for Custodian Fees.................................             (16)
 Payable for Administrative Fees............................              (7)
 Payable for Directors' Fees................................              (1)
 Other Liabilities..........................................             (17)
                                                                     -------
                                                                         924
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                        (000)+
-------------------------------------------------------------------------------
 NET ASSETS (100%)
 Applicable to 4,077,623 outstanding $0.001 par value Institutional
  Class shares (authorized 25,000,000 shares).........................  $47,938
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.............  $ 11.76
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+See Note A to Financial Statements.
*Non-Income Producing Security.
ADR--American Depositary Receipt.

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                   FACE
                                                                  AMOUNT  VALUE
                                                                  (000)  (000)+
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (50.3%)
--------------------------------------------------------------------------------
GOVERNMENT AGENCY-BACKED (41.2%)
 Collateralized Mortgage Obligation Trust II Series 3 Z
  8.15%, 7/20/02................................................. $  481 $   482
 Collateralized Mortgage Securities Corp. Series 88-16 B, PAC,
  9.10%, 2/27/18.................................................    184     184
 Federal Home Loan Mortgage Corp.:
  Series 1004 G, PAC, CMO,
   7.95%, 11/15/19...............................................    625     637
  Series 1049 H, CMO,
   8.75%, 2/15/20................................................  1,000   1,011
  Series 1098 F, PAC, CMO,
   8.00%, 3/15/05................................................    238     238
  Series 1773 BC, CMO,
   8.50%, 4/15/16................................................    690     709
  Gold, Various Pools
   8.50%, 11/1/24................................................  2,100   2,176
   9.00%, 11/1/24-2/1/25.........................................    910     952
 Federal National Mortgage Association:
  Series 90-9 D, PAC, CMO,
   8.50%, 8/25/18................................................    688     700
  Series 92-97 B, CMO,
   8.00%, 3/25/19................................................    103     102
  Conventional, Various Pools
   9.00%, 6/1/24.................................................    456     479
   9.50%, 8/1/21.................................................    785     833
 Government National Mortgage Association II, TBA
  5.50%, 11/22/25................................................  1,470   1,455
 Home Mac Mortgage Securities Corp., Series 86-5 C, CMO,
  8.55%, 7/1/08..................................................    608     617
 MDC Mortgage Funding Corp., Series P-4, CMO,
  9.50%, 11/20/17................................................    362     381
 Merrill Lynch Trust Series 45-F, PAC, CMO,
  9.10%, 9/20/14.................................................    570     602
 Ryland Acceptance Corp. Series 81-B, PAC, CMO,
  9.00%, 1/1/15..................................................    475     494
                                                                         -------
                                                                          12,052
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                   FACE
                                                                  AMOUNT  VALUE
                                                                  (000)  (000)+
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES--(CONTINUED)
--------------------------------------------------------------------------------
NON-GOVERNMENT AGENCY-BACKED (9.1%)
 FBC Mortgage Securities Trust 1, Series B, CMO,
  9.00%, 5/20/17................................................. $1,151 $ 1,154
 Security Pacific National Bank, CMO,
  8.15%, 6/15/20.................................................    404     412
 TMS Home Equity Trust, CMO,
  5.75%, 10/15/22................................................    591     566
  7.80%, 10/1/21.................................................    525     547
                                                                         -------
                                                                           2,679
--------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (Cost $14,736)..................         14,731
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (27.2%)
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (1.8%)
 Philip Morris, Inc.
  9.25%, 12/1/97.................................................    500     529
--------------------------------------------------------------------------------
FINANCIAL SERVICES (12.4%)
 American General Finance Corp.
  7.70%, 11/15/97................................................    500     515
 First Chicago Corp.
  6.83%, 9/8/97..................................................    525     532
 Morgan Stanley, Inc.
  9.25%, 3/1/98..................................................    900     957
 Paine Webber Group, Inc.
  7.765%, 8/11/05................................................    670     687
 Phoenix Re Corp.
  9.75%, 8/15/03.................................................    750     793
 Salomon Brothers, Inc.
  6.875%, 12/15/03...............................................    150     144
                                                                         -------
                                                                           3,628
--------------------------------------------------------------------------------
INDUSTRIAL (9.2%)
 American Brands, Inc.
  8.57%, 2/15/96.................................................    500     503
 Arkla, Inc.
  9.875%, 2/15/18................................................    200     216
 Crown Paper Co.
  11.00%, 9/1/05.................................................    250     239

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                  FACE
                                                                 AMOUNT  VALUE
                                                                 (000)  (000)+
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--(CONTINUED)
-------------------------------------------------------------------------------
INDUSTRIAL--(CONTINUED)
 Mobile Telecommunications Technology Corp.
  13.50%, 12/15/02.............................................. $  250 $   284
 News America Holdings, Inc.
  8.45%, 8/1/34.................................................    250     280
 Occidential Petroleum Corp.
  8.50%, 9/15/04................................................    475     512
  11.125%, 6/1/19...............................................    550     674
                                                                        -------
                                                                          2,708
-------------------------------------------------------------------------------
TRANSPORTATION (1.6%)
 Moran Transportation Co.
  11.75%, 7/15/04...............................................    500     470
-------------------------------------------------------------------------------
UTILITIES (2.2%)
 Midland Cogeneration Venture Series C-94
  10.33%, 7/23/02...............................................    628     656
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (Cost $7,809)...................          7,991
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES (14.5%)
-------------------------------------------------------------------------------
 Federal National Mortgage Association
  9.05%, 5/10/21................................................  1,500   1,611
 ++Principal Strip,
  8/21/01.......................................................  1,300   1,241
 U.S. Treasury Notes
  6.50%, 9/30/96................................................  1,000   1,008
  6.875%, 7/31/99...............................................    375     389
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $4,219).......          4,249
-------------------------------------------------------------------------------
SHORT TERM INVESTMENT (11.5%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (11.5%)
 Lehman Brothers, 5.85%, dated 10/31/95, due 11/1/95, to be
  repurchased at $3,356, collateralized by $3,075 United States
  Treasury Bonds, 7.875%, due 8/15/01, valued at $3,429. (Cost
  $3,355).......................................................  3,355   3,355
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.5%) (Cost $30,119).......................         30,326
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                         VALUE
                                                                        (000)+
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.5%)
-------------------------------------------------------------------------------
 Cash................................................................. $    45
 Interest Receivable..................................................     415
 Other Assets.........................................................      11
 Payable for Investments Purchased....................................  (1,460)
 Payable for Investment Advisory Fees.................................     (11)
 Payable for Administrative Fees......................................      (8)
 Payable for Custodian Fees...........................................      (3)
 Payable for Directors' Fees..........................................      (1)
 Other Liabilities....................................................     (20)
                                                                       -------
                                                                        (1,032)
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 3,081,881 outstanding $0.001 par value Institutional
  Class shares
  (authorized 25,000,000 shares)...................................... $29,294
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.............. $  9.51
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +See Note A to Financial Statements.
++Callable on 8/21/96. If not called, will start accruing at 8.40%.
CMO--Collateralized Mortgage Obligation.
PAC--Planned Amortization Class.
TBA--TBAs are securities traded under delayed delivery commitments settling after 10/31/95. Income on the securities will not be earned until settlement date. The cost of the TBA purchased at 10/31/95 is $1,455.


    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS
October 31, 1995

                                                                FACE   AMORTIZED
                                                               AMOUNT    COST
                                                                (000)   (000)+
--------------------------------------------------------------------------------
COMMERCIAL PAPER (66.6%)
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (2.4%)
 PepsiCo, Inc. 11/3/95........................................ $ 3,000 $  2,999
--------------------------------------------------------------------------------
CHEMICALS (3.2%)
 Air Products & Chemicals, Inc. 1/4/96........................   4,000    3,959
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (2.4%)
 Philip Morris Cos., Inc. 12/1/95.............................   3,000    2,986
--------------------------------------------------------------------------------
FINANCIAL SERVICES (37.2%)
 American Honda Corp. 12/8/95.................................   4,000    3,976
 Barnett Bank, Inc. 11/9/95...................................   4,000    3,995
 Caisse Centrale Desjardins du Quebec (Yankee) 11/8/95........   4,000    3,996
 Cooperative Association of Tractors Dealers, Inc.:
  11/16/95....................................................   2,000    1,995
  12/7/95.....................................................   2,000    1,989
 Countrywide Funding Corp. 11/17/95...........................   4,000    3,990
 CWS Credit, Inc. 11/10/95....................................   4,000    3,994
 Delaware Funding Corp. 11/30/95..............................   3,000    2,986
 Ford Motor Credit Co. 11/17/95...............................   3,000    2,992
 G.E. Capital Corp. 11/30/95..................................   4,385    4,365
 General Motors Acceptance Corp. 11/16/95.....................   4,000    3,990
 Great Western Bank 11/14/95..................................   4,000    3,992
 Pearson, Inc. 11/29/95.......................................   4,000    3,982
                                                                       --------
                                                                         46,242
--------------------------------------------------------------------------------
INDUSTRIAL (16.0%)
 Bausch & Lomb, Inc. 11/17/95.................................   4,000    3,990
 Cooper Industries, Inc.:
  11/8/95.....................................................   3,000    2,997
  11/20/95....................................................   1,000      997
 Echlin, Inc. 11/10/95........................................   3,975    3,969
 Northern Rock Building Society 1/25/96.......................   4,000    3,946
 XEROX Corp. 11/2/95..........................................   4,000    3,999
                                                                       --------
                                                                         19,898
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                               FACE   AMORTIZED
                                                              AMOUNT    COST
                                                               (000)   (000)+
-------------------------------------------------------------------------------
COMMERCIAL PAPER--(CONTINUED)
-------------------------------------------------------------------------------
UTILITIES (5.4%)
 Pennsylvania Power & Light Co. 11/3/95...................... $ 2,690 $  2,689
 PSE&G Fuel Corp. 12/7/95....................................   4,000    3,977
                                                                      --------
                                                                         6,666
-------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER (Cost $82,750)........................           82,750
-------------------------------------------------------------------------------
CORPORATE BONDS (3.8%)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (3.8%)
 C.I.T. Group Holdings 5.875%, 12/1/95.......................     675      675
 Shearson Lehman 6.906%, 3/11/96.............................   4,000    4,011
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $4,686)..........................            4,686
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (29.4%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (29.4%)
 J.P. Morgan Securities, Inc. 5.82%, dated 10/31/95, due
  11/1/95, to be repurchased at $12,457, collateralized by
  $11,196 United States Treasury Bonds, 7.25%, due 5/15/04,
  valued at $12,832..........................................  12,455   12,455
 Lehman Brothers, 5.85%, dated 10/31/95, due 11/1/95, to be
  repurchased at $24,004, collateralized by $25,065 United
  States Treasury Bills, due 4/4/96, valued at $24,484.......  24,000   24,000
-------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $36,455)..................           36,455
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%) (Cost $123,891)....................         $123,891
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
-------------------------------------------------------------------------------
 Cash........................................................                3
 Receivable for Portfolio Shares Sold........................              799
 Interest Receivable.........................................               61
 Other Assets................................................               13
 Dividends Payable...........................................             (550)
 Payable for Investment Advisory Fees........................              (19)
 Payable for Custodian Fees..................................              (15)
 Payable for Administrative Fees.............................              (10)
 Payable for Directors' Fees.................................               (1)
 Other Liabilities...........................................              (25)
                                                                      --------
                                                                           256
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS--(CONTINUED)
October 31, 1995

                                                                        VALUE
                                                                        (000)+
-------------------------------------------------------------------------------
NET ASSETS (100%)
 Applicable to 124,146,172 outstanding $0.001 par value Institutional
  Class shares (authorized 400,000,000 shares)........................ $124,147
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.............. $   1.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+See Note A to Financial Statements.

    The accompanying notes are an integral part of the financial statements.

DSI PORTFOLIOS
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 1995

                                                          DSI
                                               DSI      LIMITED          DSI
                                           DISCIPLINED MATURITY         MONEY
                                              VALUE      BOND          MARKET
(In Thousands)                              PORTFOLIO  PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends ...............................   $1,377     $  --          $  --
 Interest ................................      191      2,351          6,934
-------------------------------------------------------------------------------
  Total Income ...........................    1,568      2,351          6,934
-------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees..............................      362        132   475
  Less: Fees Waived.......................      --         --    (82)     393
                                                                 ---
 Administrative Fees--Note C .............       78         87            134
 Custodian Fees ..........................        2          3              2
 Directors' Fees--Note F .................        4          3              5
 Audit Fees ..............................       13         17             15
 Legal Fees...............................        4          2             11
 Other Expenses ..........................       18         15             29
-------------------------------------------------------------------------------
  Total Expenses .........................      481        259            589
 Expense Offset--Note A...................       (2)        (3)            (2)
-------------------------------------------------------------------------------
  Net Expenses............................      479        256            587
-------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................    1,089      2,095          6,347
-------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS...    4,215       (127)             2
NET CHANGE IN UNREALIZED APPRECIATION ON
 INVESTMENTS..............................    3,655        722            --
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS...................    7,870        595              2
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS...............................   $8,959     $2,690         $6,349
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED  YEAR ENDED
                                                         OCTOBER 31, OCTOBER 31,
(In Thousands)                                              1994        1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................    $   885    $  1,089
 Net Realized Gain.....................................      4,349       4,215
 Net Change in Unrealized Appreciation (Depreciation)..     (3,736)      3,655
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.      1,498       8,959
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................       (855)     (1,098)
 Net Realized Gain.....................................     (5,810)     (4,355)
--------------------------------------------------------------------------------
  Total Distributions..................................     (6,665)     (5,453)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................      8,791       6,300
   --In Lieu of Cash Distributions.....................      6,663       5,430
 Redeemed..............................................     (3,455)    (16,300)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions...............................................     11,999      (4,570)
--------------------------------------------------------------------------------
  Total Increase (Decrease)............................      6,832      (1,064)
Net Assets:
 Beginning of Year.....................................     42,170      49,002
--------------------------------------------------------------------------------
 End of Year (2).......................................    $49,002    $ 47,938
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.........................................        791         585
 In Lieu of Cash Distributions.........................        606         554
 Shares Redeemed.......................................       (299)     (1,473)
                                                           -------    --------
                                                             1,098        (334)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital.......................................    $45,697    $ 41,127
 Undistributed Net Investment Income...................         76          63
 Accumulated Net Realized Gain.........................      4,223       4,087
 Unrealized Appreciation (Depreciation)................       (994)      2,661
                                                           -------    --------
                                                           $49,002    $ 47,938
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED  YEAR ENDED
                                                        OCTOBER 31, OCTOBER 31,
(In Thousands)                                             1994        1995
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................   $ 1,762     $ 2,095
 Net Realized Loss.....................................    (1,701)       (127)
 Net Change in Unrealized Appreciation (Depreciation)..      (538)        722
-------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations..........................................      (477)      2,690
-------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................    (1,582)     (2,011)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................     2,926       4,784
 --In Lieu of Cash Distributions.......................     1,517       1,947
 Redeemed..............................................    (5,888)     (8,336)
-------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions.........    (1,445)     (1,605)
-------------------------------------------------------------------------------
  Total Decrease.......................................    (3,504)       (926)
Net Assets:
 Beginning of Year.....................................    33,724      30,220
-------------------------------------------------------------------------------
 End of Year (2).......................................   $30,220     $29,294
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.........................................       307         513
 In Lieu of Cash Distributions.........................       161         209
 Shares Redeemed.......................................      (611)       (886)
                                                          -------     -------
                                                             (143)       (164)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital.......................................   $32,153     $30,548
 Undistributed Net Investment Income...................       197         231
 Accumulated Net Realized Loss.........................    (1,615)     (1,692)
 Unrealized Appreciation (Depreciation)................      (515)        207
                                                          -------     -------
                                                          $30,220     $29,294
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED  YEAR ENDED
                                                         OCTOBER 31, OCTOBER 31,
(In Thousands)                                              1994        1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
 Net Investment Income.................................   $   5,527   $   6,347
 Net Realized Gain.....................................         --            2
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.       5,527       6,349
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................      (5,527)     (6,347)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................     828,150     604,560
   --In Lieu of Cash Distributions.....................          10          76
 Redeemed..............................................    (904,494)   (592,576)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions...............................................     (76,334)     12,060
--------------------------------------------------------------------------------
  Total Increase (Decrease)............................     (76,334)     12,062
Net Assets:
 Beginning of Year.....................................     188,419     112,085
--------------------------------------------------------------------------------
 End of Year (2).......................................   $ 112,085   $ 124,147
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.........................................     828,150     604,560
 In Lieu of Cash Distributions.........................          10          76
 Shares Redeemed.......................................    (904,494)   (592,576)
                                                          ---------   ---------
                                                            (76,334)     12,060
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(2)Net Assets Consist of:
 Paid in Capital.......................................   $ 112,087   $ 124,147
 Accumulated Net Realized Loss.........................          (2)        --
                                                          ---------   ---------
                                                          $ 112,085   $ 124,147
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEARS ENDED OCTOBER 31,
                                   -------------------------------------------
                                    1991     1992     1993     1994     1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................  $  7.86  $ 10.17  $ 10.62  $ 12.72  $ 11.11
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........     0.26     0.26     0.22     0.22     0.25
 Net Realized and Unrealized
  Gain...........................     2.31     0.46     2.09     0.17     1.70
--------------------------------------------------------------------------------
  Total from Investment
   Operations....................     2.57     0.72     2.31     0.39     1.95
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........    (0.26)   (0.27)   (0.21)   (0.22)   (0.25)
 Net Realized Gain...............      --       --       --     (1.78)   (1.05)
--------------------------------------------------------------------------------
  Total Distributions............    (0.26)   (0.27)   (0.21)   (2.00)   (1.30)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...  $ 10.17  $ 10.62  $ 12.72  $ 11.11  $ 11.76
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.....................    32.95%    7.15%   21.92%    3.48%   20.12%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).....................  $41,558  $37,202  $42,170  $49,002  $47,938
Ratio of Expenses to Average Net
 Assets..........................     1.05%    0.99%    1.04%    1.09%    1.00%#
Ratio of Net Investment Income to
 Average Net Assets..............     2.60%    2.44%    1.88%    2.02%    2.26%
Portfolio Turnover Rate..........       62%      74%     149%     184%     121%
--------------------------------------------------------------------------------

# For the year ended October 31, 1995, the Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.99%.



   The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          YEARS ENDED OCTOBER 31,
                                  --------------------------------------------
                                   1991     1992     1993     1994      1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................  $  9.87  $ 10.40  $ 10.56  $  9.95   $  9.31
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..........     0.77     0.66     0.68     0.56      0.69
 Net Realized and Unrealized
  Gain (Loss)...................     0.53     0.35    (0.16)   (0.70)     0.17
--------------------------------------------------------------------------------
  Total from Investment
   Operations...................     1.30     1.01     0.52    (0.14)     0.86
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..........    (0.77)   (0.67)   (0.70)   (0.50)    (0.66)
 Net Realized Gain..............      --     (0.18)   (0.43)     --        --
--------------------------------------------------------------------------------
  Total Distributions...........    (0.77)   (0.85)   (1.13)   (0.50)    (0.66)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..  $ 10.40  $ 10.56  $  9.95  $  9.31   $  9.51
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN....................    13.72%   10.03%    5.22%   (1.39)%    9.58%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)....................  $34,896  $33,206  $33,724  $30,220   $29,294
Ratio of Expenses to Average Net
 Assets.........................     0.75%    0.72%    0.79%    0.88%     0.88%#
Ratio of Net Investment Income
 to Average Net Assets..........     7.39%    6.19%    6.50%    5.68%     7.12%
Portfolio Turnover Rate.........      306%     238%     167%     274%      126%
--------------------------------------------------------------------------------

# For the year ended October 31, 1995, the Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.87%.



   The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      YEARS ENDED OCTOBER 31,
                            ------------------------------------------------
                              1991      1992      1993      1994      1995
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................. $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income+....    0.059     0.035     0.026     0.033     0.530
-------------------------------------------------------------------------------
  Total from Investment
   Operations..............    0.059     0.035     0.026     0.033     0.530
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.....   (0.059)   (0.035)   (0.026)   (0.033)   (0.530)
-------------------------------------------------------------------------------
  Total Distributions......   (0.059)   (0.035)   (0.026)   (0.033)   (0.530)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................... $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN...............     6.10%     3.66%     2.63%     3.30%     5.48%++
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (Thousands)............... $168,490  $182,807  $188,419  $112,085  $124,147
Ratio of Expenses to
 Average Net Assets+.......     0.68%     0.64%     0.58%     0.56%     0.50%#
Ratio of Net Investment
 Income to Average Net
 Assets+...................     5.98%     3.65%     2.60%     3.07%     5.35%
-------------------------------------------------------------------------------

 + Net of voluntarily waived fees of $0.001 per share for the year ended
   October 31, 1995.
++ Total return would have been lower had certain expenses not been waived for the period indicated.
# For the year ended October 31, 1995, the Ratio of Expenses to Average Net Assets excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.49%.

   The accompanying notes are an integral part of the financial statements.

                                DSI PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc., formerly known as The Regis Fund, Inc., and UAM Funds Trust, formerly known as The Regis Fund II, (collectively the "UAM Funds") were organized on October 11, 1988 and May 18, 1994, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio and DSI Money Market Portfolio (the "Portfolios"), which are portfolios of the UAM Funds, Inc., began operations on December 12, 1989, December 18, 1989 and December 28, 1989, respectively. The DSI Disciplined Value Portfolio is authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares. No shares of the Portfolio's Institutional Service Class have been issued as of October 31, 1995. At October 31, 1995, the UAM Funds were comprised of thirty-four active portfolios. The financial statements of the remaining portfolios are presented separately.

  A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Portfolios in the preparation of their financial statements.

    1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the mean of the current bid and asked prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. Money market securities are valued at amortized cost, if it approximates market value.

    The value of other assets and securities for which no market quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is each Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    Undistributed net investment income and accumulated net realized gain have been adjusted for permanent book-tax differences. Reclassifications arose from differing book and tax treatments for paydown losses on mortgage-backed securities.

    At October 31, 1995, cost and unrealized appreciation (depreciation) of investments for Federal income tax purposes was:

                                         COST   APPRECIATION DEPRECIATION  NET
DSI PORTFOLIOS                          (000)      (000)        (000)     (000)
--------------                         -------- ------------ ------------ ------
Disciplined Value..................... $ 44,520    $4,059      $(1,565)   $2,494
Limited Maturity Bond.................   30,128       319         (121)      198
Money Market..........................  123,891       --           --        --

                                DSI PORTFOLIOS

    At October 31, 1995, DSI Limited Maturity Bond Portfolio had capital loss carryforwards totaling $1,684,000 which $8,000, $1,607,000 and $69,000 can be used to offset capital gains until October 31, 2001, October 31, 2002 and October 31, 2003, respectively. DSI Money Market Portfolio utilized capital loss carryforwards for Federal income tax purposes of approximately $2,000.

    3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    4. DISTRIBUTIONS TO SHAREHOLDERS: The DSI Money Market Portfolio declares distributions daily and distributes substantially all of its net investment income monthly. The DSI Disciplined Value and DSI Limited Maturity Bond Portfolios will normally distribute substantially all of their net investment income to shareholders in the form of quarterly distributions. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the recognition of losses on investments and permanent differences as presented in Footnote A2.

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for each Portfolio have been adjusted to include expense offsets for custodian balance credits.

    Current year permanent book-tax differences if any are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  B. ADVISORY SERVICES. Dewey Square Investors Corporation ("DSI"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios under an Investment Advisory Agreement. Under the terms of the Investment Advisory Agreement for DSI Disciplined Value Portfolio, DSI is paid a fee calculated at an annual rate of 0.75% of the first $500 million of average daily net assets and 0.65% of average daily net assets in excess of $500 million. For DSI Limited Maturity Bond

                                DSI PORTFOLIOS

Portfolio, DSI is paid a fee calculated at an annual rate of 0.45% of the first $500 million of average daily net assets, 0.40% of the next $500 million of average daily net assets and 0.35% of average daily net assets in excess of $1 billion. For DSI Money Market Portfolio, DSI is paid a fee calculated at 0.40% of the first $500 million of average daily net assets and 0.35% of average daily net assets in excess of $500 million. In addition, effective July 1, 1995, DSI has voluntarily agreed to cap its investment advisory fee, for the DSI Money Market Portfolio, at 0.18% of average daily net assets.

  C. ADMINISTRATIVE SERVICES. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company ("CGFSC") (the "Administrator"), formerly Mutual Funds Service Company ("MFSC"), provides administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under an Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month upon inception of a portfolio to $70,000 annually after two years. In addition, each Portfolio is charged certain out of pocket expenses by the Administrator. Prior to September 1, 1995, MFSC was an affiliate of the United States Trust Company of New York and provided administrative services to the UAM Funds under the same terms, conditions and fees as stated above.

  D. DISTRIBUTION SERVICES. UAM Fund Distributors, Inc. (the "Distributor"), formerly known as RFI Distributors (a division of Regis Retirement Plan Services, Inc.), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  E. PURCHASES AND SALES. For the year ended October 31, 1995, purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

                                                               PURCHASES  SALES
DSI PORTFOLIOS                                                   (000)    (000)
--------------                                                 --------- -------
Disciplined Value.............................................  $54,729  $65,038
Limited Maturity Bond.........................................   11,498    6,327

  There were no purchases or sales of long-term U.S. Government Securities for the DSI Disciplined Value Portfolio. Purchases and sales of long-term U.S. Government securities were $27,742,000 and $28,450,000, respectively for DSI Limited Maturity Bond Portfolio.

  F. DIRECTORS' FEES. Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of the UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, Inc. and reimbursement for expenses incurred in attending Board meetings.

                                DSI PORTFOLIOS

  G. LINE OF CREDIT. The DSI Portfolios, along with certain other portfolios of the UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of portfolio shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on their average daily unused portion of the line of credit. For the year ended October 31, 1995, there were no borrowings under the agreement.

  H. OTHER. At October 31, 1995, the percentage of total shares outstanding and the number of record shareholders owning 10% or greater of the Portfolios were as follows:

                                                             NO. OF        %
DSI PORTFOLIOS                                            SHAREHOLDERS OWNERSHIP
--------------                                            ------------ ---------
Disciplined Value........................................       1        47.7%
Limited Maturity Bond....................................       1        52.8
Money Market.............................................       1        97.4

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
DSI Disciplined Value Portfolio
DSI Limited Maturity Bond Portfolio
DSI Money Market Portfolio

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio, and DSI Money Market Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 14, 1995


-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED):

  At October 31, 1995, the DSI Disciplined Value Portfolio hereby designates $1,070,000 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return.

  For the year ended October 31, 1995, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 28% for the DSI Disciplined Value Portfolio.